The AAL Mutual Funds

Semi-Annual Report

October 31, 2000

Equity and Balanced Funds

  The AAL Technology Stock Fund
  The AAL Aggressive Growth Fund
  The AAL Small Cap Stock Fund
  The AAL Mid Cap Stock Fund
  The AAL International Fund
  The AAL Capital Growth Fund
  The AAL Equity Income Fund
  The AAL Balanced Fund

Index Funds

  The AAL Small Cap Index Fund II
  The AAL Mid Cap Index Fund II
  The AAL Large Company Index Fund II

Fixed-Income Funds

  The AAL High Yield Bond Fund
  The AAL Municipal Bond Fund
  The AAL Bond Fund
  The AAL Money Market Fund

Table of Contents

President's Letter..........................................

The Markets and Economy in Review...........................

Portfolio Perspectives
     The AAL Technology Stock Fund...........................
     The AAL Aggressive Growth Fund..........................
     The AAL Small Cap Stock Fund............................
     The AAL Mid Cap Stock Fund..............................
     The AAL International Fund..............................
     The AAL Capital Growth Fund.............................
     The AAL Equity Income Fund..............................
     The AAL Balanced Fund...................................
     The AAL Small Cap Index Fund II.........................
     The AAL Mid Cap Index Fund II...........................
     The AAL Large Company Index Fund II.....................
     The AAL High Yield Bond Fund............................
     The AAL Municipal Bond Fund.............................
     The AAL Bond Fund.......................................
     The AAL Money Market Fund...............................

Schedule of Investments
     The AAL Technology Stock Fund...........................
     The AAL Aggressive Growth Fund..........................
     The AAL Small Cap Stock Fund............................
     The AAL Mid Cap Stock Fund..............................
     The AAL International Fund..............................
     The AAL Capital Growth Fund.............................
     The AAL Equity Income Fund..............................
     The AAL Balanced Fund...................................
     The AAL Small Cap Index Fund II.........................
     The AAL Mid Cap Index Fund II...........................
     The AAL Large Company Index Fund II.....................
     The AAL High Yield Bond Fund............................
     The AAL Municipal Bond Fund.............................
     The AAL Bond Fund.......................................
     The AAL Money Market Fund...............................

Statement of Assets and Liabilities.........................

Statement of Operations.....................................

Statement of Changes in Net Assets..........................

Notes to Financial Statements...............................

A Note on Forward Looking Statements........................

Glossary of Terms...........................................

Financial Highlights
     The AAL Technology Stock Fund...........................
     The AAL Aggressive Growth Fund..........................
     The AAL Small Cap Stock Fund............................
     The AAL Mid Cap Stock Fund..............................
     The AAL International Fund..............................
     The AAL Capital Growth Fund.............................
     The AAL Equity Income Fund..............................
     The AAL Balanced Fund...................................
     The AAL Small Cap Index Fund II.........................
     The AAL Mid Cap Index Fund II...........................
     The AAL Large Company Index Fund II.....................
     The AAL High Yield Bond Fund............................
     The AAL Municipal Bond Fund.............................
     The AAL Bond Fund.......................................
     The AAL Money Market Fund...............................

[PHOTO OF ROBERT G. SAME APPEARS HERE]

Dear AAL Mutual Fund
Shareholder:

We are pleased to provide you with the Semi-Annual Report for The AAL Mutual Funds for the six months ended October 31, 2000. On the following pages, you will find in-depth information on each of The AAL Mutual Funds. We have included commentaries from each of the portfolio managers which review past market events that affected performance and discussion of their investment strategy. We hope you find their comments informative.

The AAL Mutual Funds family offers a broad spectrum of long-term investment choices to meet most investment needs; growth, income, tax-free – even international holdings. Whether you want to create a new investment program, further diversify your assets or take advantage of specific market opportunities, you have access to the Funds that may help you meet your needs.

On July 1, 2000, we added five new funds to our fund family. These include two aggressive, actively managed funds, The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, and three index funds, The AALSmall Cap Index Fund II, The AAL Mid Cap Index Fund II, and The AAL Large Company Index Fund II.

The AAL Mutual Funds family now offers the following investment options for your investment needs:

Equity and Balanced Fund

  The AAL Technology Stock Fund
  The AAL Aggressive Growth Fund
  The AAL Small Cap Stock Fund
  The AAL Mid Cap Stock Fund
  The AAL International Fund
  The AAL Capital Growth Fund
  The AAL Equity Income Fund
  The AAL Balanced Fund

Index Funds

  The AAL Small Cap Index Fund II
  The AAL Mid Cap Index Fund II
  The AAL Large Company Index Fund II

Fixed-Income Funds

  The AAL High Yield Bond Fund
  The AAL Municipal Bond Fund
  The AAL Bond Fund
  The AAL Money Market Fund

If you have any questions about your investments or this report, please contact your local AAL representative. You can also access your account information 24 hours a day at our Web site, www.aalcmc.org, or through our automated telephone line at (800) 553-6319. By dialing this number you can access and speak with a Mutual Fund Service Center representative. The service center representatives are available from 7 a.m. to 8 p.m. Monday through Thursday, 7 a.m. to 6 p.m. Fridays and 9 a.m. to 1 p.m. on Saturdays.

Thank you for your continued confidence in The AAL Mutual Funds.

Sincerely,

/s/ Robert G. Same

Robert G. Same
President

[PHOTO OF JAMES H. ABITZ APPEARS HERE]

The Economy and Markets
in Review

The economy and the financial markets have been on a roller coaster ride in year 2000. U.S. Gross Domestic Product (GDP) grew at a 2.70% annualized rate in the third quarter of 2000, a significant slowdown from previous quarters. The economy had been growing at a 5.50% annualized rate in the first half of the year. This slowdown in the economy has been orchestrated by the Federal Reserve Board (Fed) as they have been operating under a restrictive monetary policy over the past year and a half.

With the current economic slowdown in place, the Fed has held the federal funds target interest rate steady at 6.50% since May of this year. However, the Fed has maintained their inflationary bias, as the labor markets remain tight. The current unemployment rate is at an extremely low 3.90% level.

Like the economy, the equity markets have experienced tremendous volatility in 2000. After years of outstanding performance, large-cap stocks have struggled in 2000. The S&P 500 Index, a good proxy for the large cap market, had a return of (1.03)% for the last six months. This should be of no surprise given the 28.56% annual returns experienced in the S&P 500 over the past five calendar years. Within the large cap universe, however, the value-oriented stocks performed better than growth stocks. The AAL Equity Income Fund showed a six month return of 5.64%. With three years of history now in place since the Fund changed investment objective to become an equity income fund, the Fund ranks in the top 18% of its peers in the Lipper Equity Income universe which includes 228 funds.

Since the beginning of 2000, mid-cap and small-cap stocks have outperformed large-cap stocks. The good performance of the mid-cap and small-cap markets can be seen in our Funds. The AAL Mid Cap Stock Fund had a six month return of 12.61%, which exceeded the passive S&P Mid Cap 400 Index by over 4.00%. The S&P SmallCap 600 Index returned 6.83% for the past six months, while The AAL Small Cap Stock Fund exceeded that Index with a return of 8.70%.

Technology stocks were challenged during the past six months due to a slowing economy and risk aversion by investors. Concerns about a worldwide economic slowdown and expectations of lower spending by business on technology infrastructure sent technology investors to the sidelines. Technology returns have been in negative territory since August.

International markets have also had a difficult year in 2000. The EAFE Index was down by 9.01% during the past six months. The major factors that contributed to this are the slowing growth in various countries and a weak currency in the European countries.

This has been a positive environment for quality bonds. Interest rates have generally declined over the last six months, which have led to positive returns for bonds. The Lehman Brothers Aggregate Bond Index posted returns of 5.80%. Investment grade bonds in both the taxable and tax-exempt markets have done well while the high-yield bond market has struggled.

The past several years have been great periods of economic growth and strong equity markets. The future challenges of slower growth and volatile markets will dictate the need for skilled professional investment managers. It will also be a time for everyone to carefully review their allocation of assets to be assured that it is meeting their risk tolerance and their long-term financial goals.

/s/ James H. Abitz

James H. Abitz
Chief Investment Officer

The AAL Mutual Funds Semi-Annual Report . . . Equity and Balanced Funds

[PHOTO OF BRIAN FLANAGAN APPEARS HERE]

[PHOTO OF JIM GROSSMAN APPEARS HERE]

The AAL Technology Stock Fund

A Share Ticker . . . AATSX . . . A Share Assets . . . $20,972,325 . . . B Share Assets . . . $2,330,464 . . . I Share Assets . . . $8,368,511 . . . A Share NAV . . . $8.90 . . . B Share NAV . . . $8.89 . . . I Share NAV . . . $8.95 . . . Number of Securities in Portfolio . . . 77

How would you assess the Fund’s performance since inception?

On a relative basis, the Fund’s performance has been very good. On an absolute basis, the Fund’s performance and the technology market performance have been disappointing. The Fund returned (11.00)% for the period July 1, 2000, through October 31, 2000, compared to a return of (17.35)% percent for the Fund’s benchmark Index, the Goldman Sachs Technology Composite Index. While the relative performance against the benchmark has been extremely positive, nobody likes to lose money. The Fund’s performance compared to its benchmark was the result of better relative investments in the communications equipment, semiconductor and software industries.

With the down-turn in the technology sector, what strategy are you using to achieve your desired performance?

Last year, investors’ appetite for risk was insatiable; however, today’s investors have become very risk-averse. Several Federal Reserve Board interest rate increases and rising oil prices have made many investors worry that a sustained worldwide economic slowdown may be on the horizon, which will lower spending by businesses on technology infrastructure. Many dot.com company failures have also created uncertainties as to whether some technology business models will survive. As investors have become more risk averse, they have required a higher rate-of-return on their investments, and therefore, prices on technology stocks have fallen. Further, as technology stocks with good and bad business models rose last year, technology stocks with both good and bad business models are falling today. This has created some attractive long-term investment opportunities.

The current technology market places a premium on stock selection. The key to a successful investment strategy is to identify those companies with superior technologies, solid business models and excellent management teams that can create high barriers-to-entry for their competitors and high switching costs for their customers. That is our strategy for The AAL Technology Stock Fund – invest in today’s technology leaders and emerging technologies that will produce tomorrow’s leaders. We implement this strategy by diversifying our investments across many technology industries including, but not limited to, software, telecommunications and networking equipment, and semiconductors. With the recent technology market downturn, we believe there are many attractive opportunities to invest in technology leaders and potential leaders that will provide excellent returns over the next five years.

How do you go about finding and selecting new technology stocks?

Finding and making investments involves a number of steps. We begin by evaluating technologies using independent consultants’ analysis, Wall Street analysts, as well as customer testimonies. We interview management teams to ensure they can take the technologies and develop a viable business model. Reading and evaluating financial documents and other Securities and Exchange Commission filings also provides invaluable insights into potential or existing investments. When this analysis leads to a potentially attractive investment, we determine the size of the market that the company’s product addresses, how quickly the market will develop, what percentage of the market the company can attain and the company’s long-term profitability potential. Finally, we combine all of this information to determine a price for the company’s stock that will lead to an acceptable rate of return.

Is there a new technology you are excited about, that may have an impact on the Fund?

There are a number of technologies that we believe will create many opportunities for years to come. The advances that have been made in increasing bandwidth around the world will lead to new applications that utilize that bandwidth. These applications will lead to a desire for more bandwidth, which will create opportunities for the capital equipment providers. Currently, we have increased our investments in the companies that are creating applications that take advantage of the increased bandwidth, and the service providers that are using those applications to derive revenue from their customer bases.

/s/ Brian Flanagan                /s/ Jim Grossman

Brian Flanagan                    Jim Grossman
Portfolio Manager                 Portfolio Manager

        **Since the fund has been in existence for less than one year, mountain chart performance has not been shown.**

Total Returns/1/
October 31, 2000

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                                             From                     Inception
                                                          Inception/2/                  Date
---------------------------------------------------------------------------------------------------------------------------------------
        Class A (without sales charge)                     (11.00)%                   7/1/2000
        Class A/3/ (with sales charge)                     (14.59)%                   7/1/2000

        Class B (without CDSC)                             (11.10)%                   7/1/2000
        Class B/3/ (with CDSC)                             (15.55)%                   7/1/2000

        Class I/4/                                         (10.50)%                   7/1/2000

        SEC Quarterly Standardized Returns as of September 29, 2000
        Class A/3/ (with sales charge)                      (3.55)%
        Class B/3/ (with CDSC)                              (4.50)%
        Class I/4/                                           1.00%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries.

/2/Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/4/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF MICHAEL DUGAS APPEARS HERE]

The AAL Aggressive Growth Fund

A Share Ticker . . . AAAGX . . . A Share Assets . . . $26,835,672 . . . B Share Assets . . . $2,313,096 . . . I Share Assets . . . $7,273,050 . . . A Share NAV . . . $9.17 . . . B Share NAV . . . $9.15 . . . I Share NAV . . . $9.21 . . . Number of Securities in Portfolio . . . 64

How has the Fund performed since inception?

Since its inception on July 1, 2000, the Fund returned (8.30)% trailing its benchmark, the S&P 500 Index, which returned (2.39)% for the period. This under-performance was primarily due to the volatility in the technology sector and a depreciation in growth stocks. Wireless communications, an area in which we had broad exposure, bore the brunt as investors wrestled with ongoing valuation concerns and seasonal slowing. This was compounded by unrealistic and accelerating expectations for worldwide subscriber growth, which were scaled back in part because of the unexpectedly high fees being commanded for broadband spectrum licenses in the U.K. and Germany.

Which holdings have most affected the Fund’s performance?

Nokia, our top holding at period-end, proved a catalyst for much of the concern. When management warned in July of declining cell phone margins for the quarter ended September 30, 2000, investors took this as a sign that the wireless sector at large was experiencing a slowdown, and bid Nokia’s shares lower. Texas Instruments also felt the effects, a leading semiconductor manufacturer with close ties to the wireless industry. Although Texas Instruments will most likely track the market movements of its industry counterparts, its fundamentals are such that we would probably consider any sell-off to be a buying opportunity.

Are there any stocks that have performed particularly well for the Fund?

As efforts to deregulate the power industry gather steam, energy companies are able to compete on price, thereby capitalizing on supply and demand imbalances. Our position in Enron continued to benefit from these trends. More recently, it has leveraged its expertise in marketing power and natural gas commodities to introduce broadband trading to the telecommunications industry. Phone.com has also been a very successful position for us. The company, which helped establish the wireless application protocol (WAP), provides technology that allows wireless devices to access Internet content. A recent merger agreement with Software.com, a provider of enhanced e-mail services, brings a host of synergies to the combined company and positions it as a world-class infrastructure supplier for carriers. One application that seems particularly attractive is unified messaging, a totally integrated package offering voice mail, e-mail and fax mail all in one device, either in voice or text. Additionally, the new company will be headed by the highly regarded former Cisco Systems executive, Donald Listwin, a move we believe solidifies the credibility of the combination.

What are your investment strategies for the future?

Going forward, we continue to believe that real and enduring value can only be created through exhaustive, company-by-company research. Over time, that is how we find the most compelling opportunities regardless of the market’s volatility.

/s/ Michael Dugas

Michael Dugas
Portfolio Manager

        **Since the fund has been in existence for less than one year, mountain chart performance has not been shown.**

Total Returns/1/
October 31, 2000

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                                              From                    Inception
                                                           Inception/2/                 Date
        Class A (without sales charge)                      (8.30)%                   7/1/2000
        Class A/3/ (with sales charge)                     (12.00)%                   7/1/2000
        Class B (without CDSC)                              (8.50)%                   7/1/2000
        Class B/3/ (with CDSC)                             (13.08)%                   7/1/2000
        Class I/4/                                          (7.90)%                   7/1/2000

        SEC Quarterly Standardized Returns as of September 29, 2000
        Class A/3/ (with sales charge)                      (7.87)%
        Class B/3/ (with CDSC)                              (8.90)%
        Class I/4/                                          (3.60)%

/1/Past performance is not an indication of future results. Investment return and  principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.  Stock companies that offer the potential for accelerated earnings or revenue growth are likely to have increased price volatility.

/2/Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/4/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF KEVIN SCHMITTING APPEARS HERE]

The AAL Small Cap Stock Fund

A Share Ticker . . . AASMX . . . B Share Ticker . . . BBSMX . . . A Share Assets . . . $237,069,145 . . . B Share Assets . . . $29,867,829. . . I Share Assets . . . $1,622,419 . . . A Share NAV . . . $15.87 . . . B Share NAV . . . $15.40. . . I Share NAV. . . $16.13. . . Number of Securities in Portfolio . . . 174

Discuss the Fund’s performance over the past six months.

Returns for the Fund over the past six months were 8.70%. This exceeded the returns of the S&P SmallCap 600 Index, which returned 6.83% over the same period. We generated these returns by remaining true to our investment philosophy, “growth at the right price.” This means we look for stocks that have good long-term fundamentals for growth, and are selling at an attractive price.

The major market indices have not performed well over the last six months. What has been the key to your success?

With the exception of the Dow Jones Industrial Average, the major market indices were flat or negative over the past six months. To generate positive returns for the Fund in a negative market environment, we place an emphasis on individual stock selection. We use traditional valuation methods and select individual stocks that have a positive earnings outlook. We did not invest heavily in “high-flying” sectors like the Internet. We determined that many Internet stocks were over-priced and would have difficulty sustaining their high valuations. The decision to avoid most Internet stocks paid-off as many of these stocks declined substantially this past spring and summer.

The selection of individual stocks was the primary reason behind the Fund’s recent success, although sector allocation played a limited role. Several individual stocks have performed very well for the Fund, such as Horizon Offshore, which returned 67%, and UTI Energy, 16%. In addition, several biotechnology companies, such as Protein Design Labs and Vertex Pharmaceuticals returned over 100%. A handful of other companies, including Southdown, 21% and Alliant Techsystems, 30%, made important contributions to the Fund.

The best performer has been Shaw Group. The company is involved in the design and construction of power generation facilities throughout the world. During the past six months, there has been increasing awareness of the power shortage in the U.S. This has brought increased attention to the abilities of Shaw Group and to its stock price, which has increased more than 100% since the beginning of May. Essentially, our investment team has done a good job of picking stocks over the past few months.

Although individual stock selection is critical to the Fund’s success, is there a sector that has recently performed well for the Fund?

There are two sectors that have performed fairly well for the Fund during this period, financials and healthcare. Both sectors have benefited from the possibility of a slowing U.S. economy. Financial stocks usually benefit from a stable interest rate environment, like the current environment. Generally, healthcare stocks are not sensitive to a slower economy. There is an investor perception that the demand for healthcare services is not dependent on the overall economic situation. Sectors such as consumer retail or technology are adversely affected by a slowing economy and lower consumer demand. We have scaled back our investment in stocks that will be affected by what we believe will be a continued slowing economy.

The technology sector as a whole has not performed very well over the last six months. How is the Fund positioned in this sector?

The technology sector remains an important area for the Fund. Approximately one-quarter of the Fund’s assets are invested in the technology sector. It has been a difficult time for technology stocks during the past six months, due to a slowing economy and risk aversion by investors. However, the Fund’s technology stocks have done a little better than the sector as a whole. Once again, we select stocks on an individual basis. The Fund’s bias towards more traditional valuation measures was helpful, as the technology stocks with the highest valuations seemed to have the most difficult time. We believe there are good investments in the technology sector, but an investment in the technology sector places a premium on solid stock selection.

/s/ Kevin Schmitting

Kevin Schmitting
Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

             The AAL Small Cap Stock Fund           S&P 600 Index
Date                  Total Value                       Value
1-Jul-96                9,600.00                      10,000.00
31-Jul-96               9,165.07                       9,312.00
30-Aug-96              10,316.70                       9,887.20
30-Sep-96              10,786.95                      10,320.85
31-Oct-96              10,441.46                      10,249.43
29-Nov-96              10,681.38                      10,781.79
31-Dec-96              11,008.07                      10,908.05
31-Jan-97              11,047.38                      11,089.45
28-Feb-97              10,565.78                      10,860.01
31-Mar-97               9,887.61                      10,302.56
30-Apr-97               9,671.38                      10,428.77
30-May-97              11,145.67                      11,653.63
30-Jun-97              11,912.30                      12,168.72
31-Jul-97              12,452.88                      12,933.76
29-Aug-97              12,836.20                      13,259.44
30-Sep-97              13,789.57                      14,136.28
31-Oct-97              13,229.34                      13,526.16
28-Nov-97              13,101.57                      13,427.42
31-Dec-97              12,863.43                      13,698.52
30-Jan-98              12,646.28                      13,431.40
27-Feb-98              13,701.00                      14,654.73
31-Mar-98              14,145.63                      15,214.39
30-Apr-98              14,311.08                      15,304.01
29-May-98              13,215.00                      14,493.81
30-Jun-98              13,235.68                      14,536.42
31-Jul-98              12,480.83                      13,424.24
31-Aug-98               9,647.57                      10,833.10
30-Sep-98              10,412.76                      11,496.62
30-Oct-98              10,950.46                      12,030.53
30-Nov-98              11,777.69                      12,707.60
31-Dec-98              12,543.29                      13,519.75
29-Jan-99              12,617.83                      13,350.07
26-Feb-99              11,350.72                      12,146.83
31-Mar-99              11,137.76                      12,303.65
30-Apr-99              11,595.62                      13,116.55
28-May-99              11,829.88                      13,435.81
30-Jun-99              12,309.04                      14,200.57
30-Jul-99              12,490.05                      14,075.18
31-Aug-99              11,915.06                      13,455.87
30-Sep-99              11,915.06                      13,512.79
29-Oct-99              11,851.18                      13,478.87
30-Nov-99              12,745.60                      14,042.43
31-Dec-99              14,193.73                      15,196.85
31-Jan-00              13,586.79                      14,725.90
29-Feb-00              15,684.44                      16,698.00
31-Mar-00              15,876.10                      16,080.67
30-Apr-00              15,546.02                      15,805.05
31-May-00              15,439.54                      15,336.59
30-Jun-00              16,536.28                      16,243.44
31-Jul-00              15,599.26                      15,844.66
31-Aug-00              17,302.93                      17,249.13
29-Sep-00              17,292.28                      16,779.44
31-Oct-00              16,898.31                      16,884.48

*An unmanaged index comprised of 600 stocks designed to represent performance of the small cap segment of the U.S. equity markets. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
October 31, 2000

                                                                        From           Inception
                                                      1-Year          Inception          Date
---------------------------------------------------------------------------------------------------------------------------------------
      Class A (without sales charge)                  42.59%           13.93%          7/1/1996
      Class A/2/ (with sales charge)                  36.93%           12.86%          7/1/1996
      Class B (without CDSC)                          41.03%           10.90%          1/8/1997
      Class B/2/ (with CDSC)                          37.03%           10.50%          1/8/1997
      Class I/3/                                      43.38%           12.00%          12/29/1997

      SEC Quarterly Standardized Returns as of September 29, 2000
      Class A/2/ (with sales charge)                  39.28%           13.76%
      Class B/2/ (with CDSC)                          39.59%           11.50%
      Class I/3/                                      46.11%           13.36%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF MICHAEL HOCHHOLZER APPEARS HERE]

The AAL Mid Cap Stock Fund

A Share Ticker . . . AASCX . . . B Share Ticker . . . BBSCX . . . A Share Assets . . . $890,845,432 . . . B Share Assets . . . $34,152,027. . . I Share Assets . . . $22,826,014 . . . A Share NAV . . . $18.84. . . B Share NAV . . . $18.14 . . . I Share NAV. . . $19.06. . . Number of Securities in Portfolio . . . 114

How would you assess the Fund’s performance over the last six months?

The Fund performed exceptionally well during the past six months. The three key comparisons one has for making such an assessment are performance relative to a passive benchmark or index, performance relative to other similar funds, and performance relative to history. The Fund measured up to each of these remarkably well.

The passive benchmark for the Fund is the S&P MidCap 400 Index, a commonly accepted measure of the midcap market as a whole. The Fund’s six month 12.61% return exceeded the Index by over 4%. Over 90% of the performance resulted from superior stock selection, particularly in the technology and capital goods sectors. Our investment process strives to choose the best stocks from each sector and industry as opposed to attempting to choose which industries are likely to perform better than others. We were very successful at this during the six month period.

Our other benchmark for the Fund is the entire Lipper Universe of MidCap Stock Funds. This is a group of over 600 public mutual funds that share our mandate of investing in midcap stocks. While we cannot be as precise in identifying the reasons for our success in this comparison as in the Index comparison, we can infer from the historical pattern of returns and certain industry data that the Fund had fewer holdings in the technology sector than many of its competitors. Given that the technology sector of the S&PMidCap400 Index as a whole returned slightly less than 3% during the period, large holdings in that sector would have brought down performance. The combination of our more industry-diversified approach and good stock selection was a winning one for the most recent six-month period. These results also placed the Fund in the top 40% of this universe for the 12 months ended October 31, 2000.

The final comparison for the Fund is historical. The long-term history of the domestic stock market suggests that one should expect an annualized return on midcap stocks in the range of 10 to 14%. A six-month period that provided a return of 12.61% must be considered a rousing success.

What were some of the stocks that contributed to the Fund’s positive performance?

The largest contributor to the Fund was clearly EOG Resources. This stock returned over 58% and was a relatively large position in the Fund throughout the period. EOG is an energy exploration and production company focused primarily on natural gas. The macro event of limited natural gas supply and increasing demand caused commodity prices to rise and brought investor attention to the industry. A substantial majority EOG’s production is natural gas (the rest is oil), making it one of the most direct plays available on the price of natural gas. In addition, EOG was one of the few exploration and production companies that was able to increase its production during the first half of 2000.

Other large contributors included several healthcare and biotech companies. PerkinElmer returned 76%, Millennium Pharmaceuticals was up 82% and IDEC Pharmaceuticals 87% during the period. While each of these positions was relatively modest during the period, they combined to provide a substantial boost to the overall performance.

What is your outlook for the next six months?

Going forward, we continue to be cautiously optimistic about the midcap market. Overall, the health of midcap companies continues to be very good. We are presented with plenty of companies that have the ability to continue to grow, even if the economy slows to a more normal, low single-digit pace. The recent correction, particularly in the technology sector, has brought valuations down to far more rational levels than just nine months ago. Our greatest fear at this juncture is that the combination of rising energy prices and rising interest rates will push the economy, both here and around the globe, into a recession. That would provide a very difficult environment for stocks, and while certainly possible, we don’t see it as probable.

In addition, after nearly five years of underperforming their large cap counterparts, mid cap stocks have performed well, both absolutely and relatively, for over a year now. That has attracted the attention and dollars of a wide variety of investors. This is a trend we believe can continue for some time as relative valuations remain near historical lows.

/s/ Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

                     The AAL Mid Cap
                        Stock Fund           S&P Mid Cap 400
Date                     Value                     Value
30-Jun-93                9,600.00               10,000.00
30-Jul-93                9,491.36                9,980.80
31-Aug-93                9,923.22               10,392.91
30-Sep-93               10,393.47               10,502.66
29-Oct-93               10,268.71               10,536.89
30-Nov-93                9,942.42               10,303.82
31-Dec-93               10,422.26               10,782.12
31-Jan-94               10,758.16               11,032.91
28-Feb-94               10,786.95               10,876.36
31-Mar-94               10,019.19               10,372.56
29-Apr-94                9,961.61               10,449.74
31-May-94                9,404.99               10,350.78
30-Jun-94                8,598.85                9,994.30
29-Jul-94                8,637.24               10,332.70
31-Aug-94                9,443.38               10,873.83
30-Sep-94                9,510.56               10,670.92
31-Oct-94                9,932.82               10,787.55
30-Nov-94                9,577.74               10,301.04
30-Dec-94                9,923.22               10,395.60
31-Jan-95                9,520.15               10,504.34
28-Feb-95               10,009.60               11,054.97
31-Mar-95               10,508.64               11,246.78
28-Apr-95               10,479.85               11,472.61
31-May-95               10,614.20               11,749.45
30-Jun-95               11,631.48               12,227.77
31-Jul-95               12,811.90               12,865.69
31-Aug-95               12,735.12               13,103.58
29-Sep-95               13,522.07               13,421.21
31-Oct-95               13,742.80               13,075.88
30-Nov-95               14,309.02               13,646.90
29-Dec-95               14,337.81               13,612.92
31-Jan-96               14,299.42               13,810.45
29-Feb-96               14,980.81               14,279.86
29-Mar-96               15,095.97               14,450.94
30-Apr-96               16,410.75               14,892.27
31-May-96               17,024.95               15,093.61
28-Jun-96               15,950.10               14,867.06
31-Jul-96               14,059.50               13,861.30
30-Aug-96               15,028.79               14,660.68
30-Sep-96               15,825.34               15,299.89
31-Oct-96               15,009.60               15,344.41
29-Nov-96               15,796.55               16,208.76
31-Dec-96               15,591.79               16,226.75
31-Jan-97               16,154.38               16,835.90
28-Feb-97               15,603.27               16,697.51
31-Mar-97               14,455.12               15,985.70
30-Apr-97               14,592.90               16,400.21
30-May-97               16,154.38               17,834.24
30-Jun-97               16,843.26               18,335.21
31-Jul-97               17,934.00               20,150.57
29-Aug-97               17,968.44               20,126.19
30-Sep-97               19,288.81               21,283.05
31-Oct-97               18,358.81               20,357.02
28-Nov-97               18,266.96               20,658.71
31-Dec-97               18,403.73               21,460.48
30-Jan-98               17,971.90               21,051.87
27-Feb-98               19,280.10               22,796.02
31-Mar-98               20,080.26               23,824.12
30-Apr-98               20,232.67               24,258.91
29-May-98               19,051.48               23,167.50
30-Jun-98               19,419.81               23,313.68
31-Jul-98               18,213.22               22,409.81
31-Aug-98               14,187.00               18,238.45
30-Sep-98               15,291.99               19,941.01
30-Oct-98               16,269.97               21,723.14
30-Nov-98               17,171.74               22,807.12
31-Dec-98               18,785.99               25,562.68
29-Jan-99               18,732.16               24,567.52
26-Feb-99               17,669.06               23,281.17
31-Mar-99               18,140.05               23,931.64
30-Apr-99               18,691.79               25,819.37
28-May-99               19,391.55               25,931.17
30-Jun-99               20,468.11               27,319.78
30-Jul-99               20,225.89               26,739.24
31-Aug-99               19,539.58               25,822.62
30-Sep-99               19,108.96               25,025.47
29-Oct-99               19,862.55               26,300.77
30-Nov-99               20,683.43               27,681.30
31-Dec-99               22,228.61               29,326.40
31-Jan-00               21,261.53               28,500.57
29-Feb-00               23,537.01               30,495.04
31-Mar-00               24,475.65               33,047.17
28-Apr-00               23,793.00               31,893.16
31-May-00               23,465.90               31,495.13
30-Jun-00               24,944.97               31,957.80
31-Jul-00               24,774.30               32,462.73
31-Aug-00               27,789.32               36,087.19
29-Sep-00               28,002.64               35,840.00
31-Oct-00               26,793.79               34,624.66

*An unmanaged index comprised of 400 stocks designed to represent performance of the mid cap segment of the U.S. equity markets. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
October 31, 2000

                                                                              From         Inception
                                             1-Year          5-Year         Inception        Date
---------------------------------------------------------------------------------------------------------------------------------------
       Class A (without sales charge)        34.90%          14.29%          15.01%       6/30/1993
       Class A/2/ (with sales charge)        29.46%          13.35%          14.37%       6/30/1993
       Class B (without CDSC)                33.24%            N/A           13.80%       1/8/1997
       Class B/2/ (with CDSC)                29.24%            N/A           13.44%       1/8/1997
       Class I/3/                            35.50%            N/A           15.94%       12/29/1997

       SEC Quarterly Standardized Returns as of September 29, 2000
       Class A/2/ (with sales charge)        40.70%          14.73%          15.25%
       Class B/2/ (with CDSC)                40.92%            N/A           15.20%
       Class I/3/                            47.33%            N/A           18.39%

/1/Past performance is not an indication of future results Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF KATHLEEN HARRIS APPEARS HERE]

[PHOTO OF L. SEAN ROCHE APPEARS HERE]

The AAL International Fund

A Share Ticker . . . AAITX . . . B Share Ticker . . . BBITX . . . A Share Assets . . . $216,494,369. . . B Share Assets . . . $15,374,720. . . I Share Assets . . . $3,318,500. . . A Share NAV . . . $12.61 . . . B Share NAV . . . $12.26 . . . I Share NAV . . . $12.73 . . . Number of Securities in Portfolio . . . 72

Discuss the Fund’s performance over the past six months.

Returns for the Fund over the past six months were (10.31)%. The EAFE Index also had negative returns for the same period. The Index returned (9.01)%. An international fund enhances return, as compared to the Index, through stock selection, industry and sector allocation, and country allocation. The Fund’s returns were primarily a result of stock selection and industry and sector allocation. The Fund remained close to the EAFE Index’s country allocation weightings, so country allocation had a minimal impact on the Fund’s performance.

Which sector has most affected the Fund’s performance?

The telecommunication, software, and financial sectors have had the most impact on the Fund’s portfolio. Software giant SAP’s earnings turnaround pushed the stock’s price higher during the period. Returns for telecommunication stocks were generally negative. On the positive side, Japan’s mobile telephone giant NTT DoCoMo continued to rally and had positive returns. On the other hand, the Dutch telecom company KPN lost roughly half its value in a savage reaction to the high cost of cellular licenses and the likelihood of further stock issuance to pay for the licenses. Vivendi, which is still struggling to convince the market of the wisdom of its Seagrams acquisition, also suffered the consequences of investor disillusion with the telecommunication sector. In the financial sector, global financial giant HSBC and Japan’s Sakura Bank posted positive returns.

How do you view the current international market?

The forces behind this period’s flight to quality have been formidable; higher short-term rates, slower growth, rising oil prices and a surging dollar rightly caused investors to reduce their risk appetite. We have positioned the Fund’s portfolio to withstand the temporary impact of these forces.

We see increasing reasons for optimism in international markets and are further encouraged by the fact that recent market declines have gone a long way toward restoring balance in sentiment and valuations. Finally, the advent of broader, deeper financial markets, higher technology spending and rising productivity abroad stands to boost international economies and markets over the long term as they have in the U.S. in recent years.

Do you foresee any investment opportunities?

A recent purchase illustrates some of the opportunities we see developing. We have been accumulating Sun Hung Kai Properties, Inc., the bellwether Hong Kong property company, because we believe that a decisive inflection point is at hand in this important property market. Our purchase in part reflects our faith that the Hong Kong economy, embattled since the 1997 Asian crisis, is on the verge of translating falling unemployment and the Chinese economic recovery into greater economic activity. This investment also reflects our conviction that gradually receding oil prices, a soft economic landing and a favorable inflation outlook mean that the Federal Reserve Board is now done raising interest rates. Hong Kong interest rates, tied closely to those in the U.S., will react positively when this scenario becomes evident, and we expect Sun Hung Kai to benefit substantially in this environment. This economic environment is important for restoring global liquidity and investor appetite for risk, events which we see as the basis for a more optimistic market outlook.

/s/ Kathleen M. Harris

Kathleen M. Harris
Portfolio Manager

/s/ L. Sean Roche

L. Sean Roche
Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

                The AAL International Fund         EAFE Index
Date                       Value                      Value
1-Aug-95                 9,600.00                   10,000.00
31-Aug-95                9,616.12                    9,618.54
29-Sep-95                9,577.74                    9,806.39
31-Oct-95                9,558.54                    9,542.79
30-Nov-95                9,558.54                    9,808.31
29-Dec-95                9,735.51                   10,203.49
31-Jan-96               10,149.17                   10,245.38
29-Feb-96               10,110.69                   10,280.01
29-Mar-96               10,264.61                   10,498.32
30-Apr-96               10,659.04                   10,803.54
31-May-96               10,601.32                   10,604.73
28-Jun-96               10,649.42                   10,664.42
31-Jul-96               10,293.47                   10,352.73
30-Aug-96               10,322.33                   10,375.41
30-Sep-96               10,514.73                   10,651.04
31-Oct-96               10,610.94                   10,542.04
29-Nov-96               10,986.12                   10,961.48
31-Dec-96               10,923.86                   10,820.49
31-Jan-97               11,123.20                   10,441.70
28-Feb-97               11,372.38                   10,612.59
31-Mar-97               11,352.44                   10,651.01
30-Apr-97               11,332.51                   10,707.53
30-May-97               11,850.79                   11,404.31
30-Jun-97               12,209.61                   12,033.22
31-Jul-97               12,289.34                   12,227.90
29-Aug-97               11,890.66                   11,314.67
30-Sep-97               12,060.10                   11,948.50
31-Oct-97               11,372.38                   11,030.08
28-Nov-97               11,183.00                   10,917.64
31-Dec-97               11,030.07                   11,012.87
30-Jan-98               11,324.64                   11,516.53
27-Feb-98               11,728.31                   12,255.50
31-Mar-98               12,088.34                   12,632.87
30-Apr-98               12,164.71                   12,732.86
29-May-98               12,284.73                   12,671.05
30-Jun-98               12,131.98                   12,766.97
31-Jul-98               12,011.97                   12,896.40
31-Aug-98               10,975.52                   11,298.67
30-Sep-98               10,615.49                   10,952.27
30-Oct-98               11,171.90                   12,093.94
30-Nov-98               11,771.95                   12,713.52
31-Dec-98               12,250.26                   13,215.07
29-Jan-99               12,765.46                   13,176.05
26-Feb-99               12,330.40                   12,862.04
31-Mar-99               12,525.03                   13,398.92
30-Apr-99               12,994.43                   13,941.84
28-May-99               12,547.93                   13,223.84
30-Jun-99               12,914.29                   13,739.40
30-Jul-99               13,269.21                   14,147.78
31-Aug-99               13,647.02                   14,199.45
30-Sep-99               13,864.54                   14,342.38
29-Oct-99               14,379.74                   14,879.59
30-Nov-99               15,169.71                   15,396.58
31-Dec-99               17,108.75                   16,778.45
31-Jan-00               16,467.46                   15,712.37
29-Feb-00               17,658.43                   16,135.34
31-Mar-00               17,601.17                   16,760.81
28-Apr-00               16,101.01                   15,878.81
31-May-00               15,562.78                   15,490.98
30-Jun-00               16,307.14                   16,096.81
31-Jul-00               15,654.39                   15,421.95
31-Aug-00               15,952.14                   15,555.81
29-Sep-00               15,001.65                   14,798.37
31-Oct-00               14,440.52                   14,448.80

*An unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the index.

Average Annual Total Returns/1/
October 31, 2000

                                                                            From        Inception
                                            1-Year          5-Year        Inception       Date
---------------------------------------------------------------------------------------------------------------------------------------
        Class A (without sales charge)        0.42%         8.60%          8.09%        8/1/1995
        Class A/2/ (with sales charge)       (3.57)%        7.71%          7.24%        8/1/1995
        Class B (without CDSC)               (0.73)%         N/A           6.40%        1/8/1997
        Class B/2/ (with CDSC)               (4.70)%         N/A           5.96%        1/8/1997
        Class I/3/                            0.99%          N/A           9.34%        12/29/1997

        SEC Quarterly Standardized Returns as of September 29, 2000
        Class A/2/ (with sales charge)        3.91%         8.49%          8.17%
        Class B/2/ (with CDSC)                2.96%          N/A           7.24%
        Class I/3/                            8.84%          N/A          11.17%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.  International securities carry additional risks such as currency fluctuation, economic and political instability and different accounting standards.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%.  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF FREDERICK PLAUTZ APPEARS HERE]

The AAL Capital Growth Fund

A Share Ticker. . . AALGX. . . B Share Ticker. . . BBLGX . . . I Share Ticker. . . IILGX . . . A Share Assets. . . $4,232,520,885. . . B Share Assets. . . $159,623,968. . .I Share Assets. . . $93,156,896. . . A Share NAV. . . $39.89. . . B Share NAV. . . $38.77. . .I Share NAV. . . $39.95. . .Number of Securities in Portfolio. . .126

How would you assess the Fund’s performance over the last six months?

The Fund has performed well relative to the S&P 500 Index over the last six months. The Fund had a total return of 3.32%, which exceeded the return of the S&P 500 Index, which was (1.03%) over the same period.

Has any specific sector performed particularly well or particularly poorly?

The best performing sector for the Fund was the financial sector. The financial sector of the S&P 500 Index was up just over 24%. The financial stocks in the Fund were up almost 28%. In addition, the Fund was over-weighted in this sector. At the end of October, the Fund’s weighting in financials was 19%, versus a weighting of 16% in the S&P 500 Index. Within the financial sector, the Fund’s best performing stocks were Cigna Corp., 54%, MGIC Investment Corp., 43% and MBNA Corp., 43%.

The technology sector had the worst performance over the last six months. The technology sector of the S&P 500 Index declined almost 18%, while the technology stocks in the Fund were down almost 22%. However, the Fund was very under-weighted in technology versus the S&P 500. At the end of October, the Fund’s weighting in technology was 15%, versus 27% for the S&P 500. Being so under weighted in technology more than offset the under performance of the technology stocks in the Fund. In the technology sector, the Fund’s worst performing stocks were Motorola, (37)%, ADC Telecommunications, (30)% and Intel Corp., (29)%.

How do you choose individual securities for the Fund?

In general, I look for stocks that have good long-term growth characteristics and are selling at an attractive price relative to those characteristics. Companies with good growth characteristics usually have a good market position in a rapidly growing market. The best companies also have a management team that consistently meets or beats earnings expectations. This is why I also look for stocks that have positive estimate revisions. Even the best companies can have difficulty growing earnings at the rate that the market expects quarter after quarter. I also pay attention to what the insiders of a company are doing. Insiders generally include officers, directors and employees. Insiders of a company may say everything is going well, but I am more likely to believe them if they have recently purchased large blocks of their company’s stock.

Hypothetically, how would you see this Fund fitting in with the other AAL Mutual Funds in a diversified portfolio?

Large capitalization domestic stocks are a major asset class comprising approximately 75% of the domestic equity market. Therefore, The AAL Capital Growth Fund should be a significant part of anyone’s asset allocation for domestic equities.

What do you foresee for the remainder of the year?

While it is always dangerous to make predictions, since they are frequently wrong, it seems as though the economy is definitely slowing. I think the equity market is struggling to determine how much and how fast the economy will slow down in the near term. During this period the equity market should experience higher volatility as the market sorts out just how hard the soft landing is going to be.

/s/ Frederick L. Plautz

Frederick L. Plautz
Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

             The AAL Capital Growth Fund     S&P 500 Index
Date                    Value                     Value
31-Oct-90              9,600.00                 10,000.00
30-Nov-90             10,225.14                 10,646.40
31-Dec-90             10,511.06                 10,943.01
31-Jan-91             10,739.14                 11,419.58
28-Feb-91             11,404.40                 12,236.30
29-Mar-91             11,784.55                 12,532.67
30-Apr-91             11,803.55                 12,562.37
31-May-91             12,288.24                 13,104.31
28-Jun-91             11,870.08                 12,504.00
31-Jul-91             12,314.20                 13,086.81
30-Aug-91             12,573.96                 13,396.84
30-Sep-91             12,477.75                 13,172.71
31-Oct-91             12,679.78                 13,349.75
30-Nov-91             12,266.10                 12,811.89
31-Dec-91             13,684.63                 14,277.19
31-Jan-92             13,354.18                 14,011.20
28-Feb-92             13,412.49                 14,192.65
31-Mar-92             13,208.39                 13,916.60
30-Apr-92             13,665.19                 14,325.19
29-May-92             13,752.66                 14,395.39
30-Jun-92             13,558.28                 14,181.18
31-Jul-92             14,046.94                 14,760.48
31-Aug-92             13,880.19                 14,458.34
30-Sep-92             13,988.09                 14,628.22
30-Oct-92             14,154.85                 14,678.69
30-Nov-92             14,458.94                 15,178.50
31-Dec-92             14,464.82                 15,364.74
29-Jan-93             14,217.14                 15,493.19
26-Feb-93             14,613.43                 15,704.36
31-Mar-93             14,781.86                 16,035.72
30-Apr-93             14,692.69                 15,648.14
31-May-93             14,920.56                 16,066.73
30-Jun-93             14,871.02                 16,113.80
30-Jul-93             14,743.45                 16,049.03
31-Aug-93             15,163.55                 16,657.93
30-Sep-93             14,993.51                 16,530.16
29-Oct-93             15,363.60                 16,872.17
30-Nov-93             15,223.56                 16,711.38
31-Dec-93             15,340.86                 16,913.42
31-Jan-94             15,452.39                 17,488.47
28-Feb-94             15,056.96                 17,013.84
31-Mar-94             14,489.16                 16,272.03
29-Apr-94             14,691.94                 16,480.64
31-May-94             14,712.22                 16,751.09
30-Jun-94             14,390.80                 16,340.52
29-Jul-94             14,739.55                 16,877.14
31-Aug-94             15,160.09                 17,569.10
30-Sep-94             14,954.95                 17,139.54
31-Oct-94             15,324.21                 17,524.66
30-Nov-94             14,862.63                 16,886.42
30-Dec-94             15,129.73                 17,136.84
31-Jan-95             15,507.71                 17,581.20
28-Feb-95             16,015.27                 18,266.34
31-Mar-95             16,296.05                 18,805.38
28-Apr-95             16,803.61                 19,359.20
31-May-95             17,386.77                 20,132.98
30-Jun-95             17,610.32                 20,600.67
31-Jul-95             18,208.57                 21,283.79
31-Aug-95             18,132.43                 21,337.21
29-Sep-95             18,991.73                 22,237.65
31-Oct-95             18,893.84                 22,158.26
30-Nov-95             19,600.86                 23,131.00
29-Dec-95             19,819.47                 23,576.51
31-Jan-96             20,641.06                 24,379.05
29-Feb-96             20,674.83                 24,605.05
29-Mar-96             20,641.06                 24,841.99
30-Apr-96             21,147.52                 25,208.16
31-May-96             21,608.96                 25,858.28
28-Jun-96             21,592.08                 25,956.80
31-Jul-96             20,619.87                 24,810.03
30-Aug-96             21,049.45                 25,333.27
30-Sep-96             22,552.99                 26,759.03
31-Oct-96             22,824.30                 27,497.04
29-Nov-96             24,633.06                 29,575.55
31-Dec-96             24,189.83                 28,989.65
31-Jan-97             25,755.05                 30,800.93
28-Feb-97             25,494.18                 31,042.41
31-Mar-97             24,272.83                 29,766.87
30-Apr-97             25,494.18                 31,543.96
30-May-97             27,201.70                 33,464.35
30-Jun-97             28,431.35                 34,963.56
31-Jul-97             30,487.63                 37,745.61
29-Aug-97             28,989.99                 35,631.10
30-Sep-97             30,249.91                 37,582.61
31-Oct-97             29,917.10                 36,327.35
28-Nov-97             31,283.99                 38,008.95
31-Dec-97             32,310.04                 38,661.56
30-Jan-98             32,397.03                 39,089.16
27-Feb-98             34,956.98                 41,908.27
31-Mar-98             36,410.93                 44,054.39
30-Apr-98             36,833.45                 44,497.58
29-May-98             35,752.31                 43,732.66
30-Jun-98             38,015.25                 45,509.08
31-Jul-98             37,517.51                 45,024.41
31-Aug-98             31,818.33                 38,514.78
30-Sep-98             33,971.08                 40,982.04
30-Oct-98             36,634.01                 44,315.52
30-Nov-98             38,687.21                 47,001.48
31-Dec-98             41,418.37                 49,709.71
29-Jan-99             43,442.49                 51,788.57
26-Feb-99             42,544.29                 50,178.98
31-Mar-99             44,062.37                 52,186.64
30-Apr-99             45,378.04                 54,207.83
28-May-99             44,555.75                 52,927.98
30-Jun-99             46,920.16                 55,865.49
30-Jul-99             45,742.73                 54,121.36
31-Aug-99             44,615.93                 53,853.46
30-Sep-99             44,147.49                 52,377.34
29-Oct-99             47,173.37                 55,691.78
30-Nov-99             48,249.52                 56,823.99
31-Dec-99             50,782.81                 60,170.93
31-Jan-00             48,192.37                 57,147.94
29-Feb-00             46,615.03                 56,066.13
31-Mar-00             51,013.64                 61,551.08
28-Apr-00             49,590.18                 59,699.01
31-May-00             49,654.30                 58,473.98
30-Jun-00             51,095.71                 59,915.37
31-Jul-00             50,170.90                 58,978.89
31-Aug-00             52,341.63                 62,642.07
29-Sep-00             50,325.04                 59,335.19
31-Oct-00             51,237.00                 59,084.20

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
October 31, 2000

                                                                                 From        Inception
                                         1-Year       5-Year        10-Year    Inception       Date
---------------------------------------------------------------------------------------------------------------------------------------
Class A (without sales charge)            8.61%       22.08%       18.24%         N/A        7/16/1987
Class A/2/ (with sales charge)            4.28%       21.09%       17.75%         N/A        7/16/1987
Class B (without CDSC)                    7.47%        N/A           N/A        20.17%       1/8/1997
Class B/2/ (with CDSC)                    3.47%        N/A           N/A        19.86%       1/8/1997
Class I/3/                                9.02%        N/A           N/A        18.89%       12/29/1997

SEC Quarterly Standardized Returns as of September 29, 2000
Class A/2/ (with sales charge)            9.44%       20.53%       17.65%         N/A
Class B/2/ (with CDSC)                    8.81%        N/A           N/A        19.81%
Class I/3/                               14.42%        N/A           N/A        18.76%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF LEWIS BOHANNON APPEARS HERE]

The AAL Equity Income Fund

A Share Ticker . . . AAUTX . . . B Share Ticker . . . BBEIX . . . A Share Assets . . . $288,466,792 . . . B Share Assets . . . $12,403,956 . . . I Share Assets . . . $8,239,190 . . . A Share NAV . . . $15.11 . . . B Share NAV . . . $15.09 . . . I Share NAV. . . $15.14 . . . Number of Securities in Portfolio . . . 101

What has the investment environment been like for the last six months?

The Fund returned 5.64% over the past six months compared to the S&P 500 Index which returned (1.03)% and the S&P 500/BARRA Value Index which returned 6.80%. The equity markets have experienced tremendous volatility over the last six months. We have seen the continuation of one trend that has been evident since the beginning of 2000 and the start of another that has only become evident in the last six months. After 3 to 4 years of outstanding performance, both large-cap and growth stocks have struggled in 2000. Since the beginning of 2000, mid cap and small cap stocks have outperformed large-cap stocks. Meanwhile, over the last six months, we have seen a significant deterioration in the performance of growth stocks, particularly technology stocks.

The initial concerns were higher interest rates, but more recently, the markets have become more concerned with earnings quality as the economy has continued to slow. This concern over earnings quality has led to much weaker performance in higher-priced growth stocks, particularly those in the technology industries.

How would you assess the Funds performance over the last six months?

The AAL Equity Income Fund has continued to experience very good performance, especially against the market indices. However, it has lost a little ground versus the Lipper Equity Income Universe. Both the Fund’s 30% exposure to smaller cap stocks and its more value-oriented focus have helped it considerably. The Fund celebrated its third anniversary of its change in Investment Objective to an equity income fund on September 1, 2000 (from a utility fund), and its three-year returns placed its performance in the top 18% among the 228 equity income funds.

What were some of the stocks that contributed to the Fund’s positive performance?

Two groups of stocks have led the way this year. The first is energy stocks, particularly the Fund’s holdings in several mid-cap oil field service equipment stocks. The second area of major strength has been in the Fund’s telecommunications equipment holdings, particularly those stocks that have exposure to the rapidly growing optical technology area.

What are some of the changes you are making as you implement your investment strategy?

The recent downward trend in technology has negatively impacted the Fund. However, we had been reducing the Fund’s exposure to growth stocks and technology stocks for most of the summer, which, in hindsight, was a fortuitous decision.

The major change in the Fund over the last six months is a reduction in all of our more growth-oriented holdings. These higher-growth stocks were all stocks that had been bought after the companies had “stumbled” and had sharp corrections in their share prices. We have held these stocks as they have bounced back and they have been a major factor in the Fund’s strong three-year performance record. However, as many of these stocks have gotten more expensive and the economy has begun to slow, we felt it prudent to reduce our overall exposure and continue to do so.

What is your outlook for the next six months?

I believe the U.S. economy will continue to slow. As a result, we will continue to see earnings disappointments for many companies. Because of our more value-oriented approach, any stock market weakness due to slowing earnings growth, will be viewed positively as it will present us with attractive buying opportunities.

Additionally, I do not look for interest rates to rise. In recent months, the U.S. economy has slowed considerably. There is less inflationary pressure today than earlier this year. So, I would be very surprised if interest rates rose again this year.

/s/ Lewis A. Bohannon

Lewis A. Bohannon
Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

              The AAL Equity                            S&P500/
               Income Fund        S&P 500 Index       BARRA Index
Date               Value               Value             Value
18-Mar-94        9,600.00           10,000.00          10,000.00
31-Mar-94        9,520.15            9,470.30           9,444.44
29-Apr-94        9,548.94            9,591.63           9,643.34
31-May-94        9,337.81            9,748.64           9,802.94
30-Jun-94        9,117.08            9,509.89           9,531.79
29-Jul-94        9,378.40            9,821.94           9,854.25
31-Aug-94        9,388.08           10,223.94          10,132.83
30-Sep-94        9,126.76            9,974.37           9,775.95
31-Oct-94        9,224.37           10,197.72           9,988.77
30-Nov-94        9,087.72            9,826.82           9,584.03
30-Dec-94        8,912.01            9,972.29           9,701.72
31-Jan-95        9,286.22           10,230.69           9,964.44
28-Feb-95        9,276.37           10,629.01          10,351.16
31-Mar-95        9,207.44           10,942.16          10,636.54
30-Apr-95        9,406.09           11,264.15          10,986.70
31-May-95        9,882.85           11,713.47          11,475.50
30-Jun-95        9,952.38           11,985.34          11,562.60
31-Jul-95       10,062.51           12,382.58          11,960.93
31-Aug-95       10,102.56           12,413.58          12,063.07
29-Sep-95       10,693.30           12,937.18          12,482.63
31-Oct-95       10,834.67           12,890.98          12,288.27
30-Nov-95       10,986.13           13,456.31          12,932.30
29-Dec-95       11,511.44           13,715.51          13,290.78
31-Jan-96       11,735.36           14,181.77          13,688.71
29-Feb-96       11,460.55           14,313.61          13,817.11
29-Mar-96       11,358.77           14,451.45          14,140.57
30-Apr-96       11,184.34           14,664.29          14,284.52
31-May-96       11,215.12           15,041.89          14,499.79
28-Jun-96       11,594.77           15,099.21          14,429.75
31-Jul-96       11,046.58           14,432.43          13,820.96
30-Aug-96       11,036.24           14,737.30          14,202.56
30-Sep-96       11,067.27           15,566.04          14,810.85
31-Oct-96       11,495.74           15,995.21          15,312.94
29-Nov-96       11,924.22           17,203.18          16,484.38
31-Dec-96       12,064.68           16,862.39          16,215.03
31-Jan-97       12,191.34           17,915.28          16,962.54
28-Feb-97       12,265.23           18,055.91          17,085.86
31-Mar-97       11,895.79           17,315.44          16,500.84
30-Apr-97       12,066.04           18,348.25          17,119.45
30-May-97       12,725.73           19,464.61          18,192.84
30-Jun-97       13,114.10           20,336.18          18,888.36
31-Jul-97       13,360.73           21,953.82          20,399.43
29-Aug-97       12,835.31           20,724.85          19,477.58
30-Sep-97       13,510.85           21,859.20          20,619.55
31-Oct-97       13,370.56           21,129.98          19,861.78
28-Nov-97       14,104.38           22,107.30          20,618.91
31-Dec-97       14,763.75           22,486.69          21,076.65
30-Jan-98       14,640.25           22,735.14          20,816.77
27-Feb-98       15,347.56           24,373.96          22,378.24
31-Mar-98       16,107.64           25,621.13          23,511.70
30-Apr-98       16,118.91           25,878.80          23,790.08
29-May-98       15,871.10           25,434.46          23,455.35
30-Jun-98       16,215.78           26,466.79          23,633.38
31-Jul-98       15,910.67           26,185.71          23,120.06
31-Aug-98       13,684.54           22,404.50          19,402.35
30-Sep-98       14,538.71           23,839.89          20,581.24
30-Oct-98       15,445.96           25,777.33          22,193.37
30-Nov-98       16,024.33           27,339.00          23,349.42
31-Dec-98       16,725.67           28,913.40          24,169.45
29-Jan-99       16,810.02           30,122.01          24,657.68
26-Feb-99       16,556.96           29,186.11          24,126.80
31-Mar-99       16,765.43           30,353.50          24,858.08
30-Apr-99       17,744.52           31,528.97          27,001.09
28-May-99       17,526.95           30,785.49          26,523.98
30-Jun-99       18,067.26           32,492.63          27,542.77
30-Jul-99       17,546.21           31,479.03          26,695.83
31-Aug-99       17,025.15           31,322.23          26,019.63
30-Sep-99       16,653.14           30,464.56          25,001.48
29-Oct-99       17,090.75           32,391.60          26,412.81
30-Nov-99       17,066.43           33,050.12          26,258.03
31-Dec-99       17,409.50           34,996.77          27,244.55
31-Jan-00       16,873.44           33,238.53          26,377.62
29-Feb-00       16,654.15           32,609.33          24,729.55
31-Mar-00       17,908.15           35,799.50          27,308.10
28-Apr-00       17,602.55           34,722.29          27,125.41
31-May-00       17,932.60           34,009.79          27,210.04
30-Jun-00       17,329.95           34,848.13          26,135.24
31-Jul-00       17,403.54           34,303.46          26,658.21
31-Aug-00       18,433.77           36,434.04          28,445.64
29-Sep-00       18,571.14           34,510.69          28,438.82
31-Oct-00       18,595.75           34,364.71          28,970.05

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

**An unmanaged capitalization weighted index composed of the lowest price-to-book securities in the S&P 500 Index. The S&P 500/BARRA Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” It is not possible to invest directly into either Index. The composition of the S&P 500/BARRA Value Index serves as a better reflection of the Fund’s current investment strategy than does the S&P 500 Index.

Average Annual Total Returns/1/
October 31, 2000

                                                                           From           Inception
                                             1-Year        5-Year        Inception          Date
---------------------------------------------------------------------------------------------------------------------------------------
      Class A (without sales charge)          8.81%         11.41%        10.50%          3/18/1994
      Class A/2/ (with sales charge)          4.42%         10.50%         9.81%          3/18/1994
      Class B (without CDSC)                  7.71%          N/A          11.00%          1/8/1997
      Class B/2/ (with CDSC)                  3.71%          N/A          10.61%          1/8/1997
      Class I/3/                              9.34%          N/A           9.24%          12/29/1997

      SEC Quarterly Standardized Returns as of September 29, 2000
      Class A/2/ (with sales charge)          7.06%         10.77%         9.93%
      Class B/2/ (with CDSC)                  6.32%          N/A          10.83%
      Class I/3/                             12.07%          N/A           9.47%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF FREDERICK PLAUTZ APPEARS HERE]

[PHOTO OF ALAN ONSTAD APPEARS HERE]

The AAL Balanced Fund

A Share Ticker . . . AABFX . . . B Share Ticker . . . BBBFX . . . A Share Assets . . . $279,545,723 . . . B Share Assets . . . $19,970,880 . . . I Share Assets . . . $3,059,259 . . . A Share NAV . . . $12.68 . . . B Share NAV . . . $12.62 . . . I Share NAV . . . $12.67 . . . Number of Securities in Portfolio . . . 169

How has the equity portion of the Fund performed over the last six months?

The equity portion of the Fund has performed well over the last six months. With a return of more than 3%, this portion of the Fund outperformed the S&P 500 Index, which returned approximately (1.03%) for the same period.

Given the recent volatility in the equity markets, how have you changed your asset allocation?

Although there has been some volatility in the equity markets, our overall asset allocation has not changed considerably in the past six months. The Fund has a very conservative asset allocation of approximately 50% stocks, 35% bonds and 15% cash; a slightly higher cash position than we would normally carry. This is done partially to hedge against market volatility. This compares with our expected long-term allocation of 55% stocks, 35% bonds and 10% cash. The prospectus allows for a fairly wide range of asset allocation for the Fund. Because of market volatility, we are currently at the low end in all these areas.

Are there any sectors in which you have focused over the last six months?

We have paid the closest attention to the technology sector and it remains an important market segment for the Fund, with a technology weighting of just over 15% for the equity portion of the Fund’s portfolio. This compares with a weighting of approximately 28% technology in the S&P 500 Index. Given the recent volatility in the technology sector, we have chosen to under-weight this sector, focusing on individual stock selection. We will invest in technology stocks that have good long-term fundamentals for growth and are selling at an attractive price.

How has the bond portion of the Fund performed over the last six months?

While the bond portion of the portfolio has posted positive returns over the past six months, the returns could have been better. During August, one of the securities in the Fund experienced financial difficulties and it was sold from the portfolio. Since that time the price of that security has continued to decline, so we are glad we sold when we did.

It is important to remember that when interest rates decline, the price of bonds will generally rise, leading to a higher net asset value (NAV) for the Fund. Interest rates have generally declined over the last six months, with 10-year U.S. Treasuries declining from 6.50% in early May to 5.75% at the end of October. This decline in rates boosted returns in excess of 5.50% on the bond portion of the portfolio this year.

How has the corporate bond market performed over the last six months?

The corporate bond market has performed in line with the overall bond market and has done well versus U.S. Treasuries over the last several months. Due to a slowing economy, we have become defensive in our corporate bond holdings. We are reducing maturities of our holdings to the 4 to 10 year area and investing in industries with stable cash flows.

Where do you see the bond market headed?

Assuming the economy is headed for a “soft landing” during 2001, we expect interest rates to remain in a range between 5.50% and 6.00%. From a bond standpoint, this should result in stable returns in the area of 6.50%. We will continue to focus on securities that have solid cashflows and have the ability to maintain their value should the “soft landing” arrive with a little more force. Under this “soft landing” scenario, we would expect the Federal Reserve Board to neither raise nor lower rates early in the year. Should the strength of the economy change over the course of 2001, we could envision further rate reductions by the Federal Reserve Board, especially if a “hard landing” scenario begins to take shape. We believe that being a little cautious going into 2001 is the prudent thing to do and we have positioned the portfolio accordingly.

/s/ Frederick L. Plautz          /s/ Alan D. Onstad

Frederick L. Plautz              Alan D. Onstad
Portfolio Manager                Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

                The AAL Balanced Fund       S&P 500Index         Lehman Brothers Aggregate
Date                    Value                   Value                      Value
29-Dec-97             9,600.00                 10,000.00                  10,000.00
31-Dec-97             9,596.93                 10,180.22                  10,007.90
30-Jan-98             9,654.51                 10,292.70                  10,136.40
27-Feb-98            10,086.37                 11,034.63                  10,128.80
31-Mar-98            10,333.01                 11,599.25                  10,163.64
30-Apr-98            10,400.36                 11,715.90                  10,216.70
29-May-98            10,256.04                 11,514.74                  10,313.55
30-Jun-98            10,664.94                 11,982.10                  10,401.01
31-Jul-98            10,587.66                 11,854.85                  10,423.06
31-Aug-98             9,718.23                 10,143.01                  10,592.75
30-Sep-98            10,180.29                 10,792.84                  10,840.72
30-Oct-98            10,578.19                 11,669.97                  10,783.48
30-Nov-98            10,888.74                 12,376.97                  10,844.52
31-Dec-98            11,328.24                 13,089.73                  10,877.16
29-Jan-99            11,659.71                 13,636.90                  10,954.82
26-Feb-99            11,445.23                 13,213.20                  10,763.55
31-Mar-99            11,697.73                 13,741.70                  10,823.29
30-Apr-99            11,903.47                 14,273.86                  10,857.60
28-May-99            11,727.12                 13,937.27                  10,762.49
30-Jun-99            12,013.20                 14,710.13                  10,728.16
30-Jul-99            11,835.81                 14,251.25                  10,682.56
31-Aug-99            11,678.13                 14,180.27                  10,677.11
30-Sep-99            11,667.29                 13,791.98                  10,800.97
29-Oct-99            12,093.53                 14,664.39                  10,840.82
30-Nov-99            12,252.14                 14,962.52                  10,840.06
31-Dec-99            12,570.40                 15,843.81                  10,787.81
31-Jan-00            12,211.25                 15,047.82                  10,752.54
29-Feb-00            12,061.60                 14,762.96                  10,882.54
31-Mar-00            12,683.02                 16,207.23                  11,025.86
30-Apr-00            12,471.97                 15,719.55                  10,994.44
31-May-00            12,461.92                 15,396.98                  10,989.38
30-Jun-00            12,747.34                 15,776.52                  11,217.96
31-Jul-00            12,676.46                 15,529.93                  11,319.82
31-Aug-00            13,010.59                 16,494.50                  11,483.95
29-Sep-00            12,787.84                 15,623.75                  11,556.19
31-Oct-00            12,940.92                 15,557.66                  11,632.57

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

**An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
October 31, 2000

                                                                  From              Inception
                                                  1-Year          Inception             Date
---------------------------------------------------------------------------------------------------------------------------------------
       Class A (without sales charge)             7.01%            11.10%           12/29/1997
       Class A/2/ (with sales charge)             2.71%             9.50%           12/29/1997
       Class B (without CDSC)                     5.94%            10.09%           12/29/1997
       Class B/2/ (with CDSC)                     1.94%             9.20%           12/29/1997
       Class I/3/                                 7.44%            11.40%           12/29/1997

       SEC Quarterly Standardized Returns as of September 29, 2000
       Class A/2/ (with sales charge)             5.22%             9.34%
       Class B/2/ (with CDSC)                     4.42%             9.05%
       Class I/3/                                10.05%            11.30%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

The AAL Mutual Funds Semi-Annual Report . . . Index Funds

[PHOTO OF BRIAN FLANAGAN APPEARS HERE]

The AAL Small Cap Index Fund II

A Share Assets . . . $10,044,724 . . . B Share Assets . . . $1,222,432 . . . A Share NAV . . . $10.18 . . . B Share NAV . . . $10.15 . . . Number of Securities in Portfolio . . . 601

How did the Fund’s performance compare to that of the index the Fund tracks?

The return for The AAL Small Cap Index Fund II was 1.80% since inception on July 1, 2000, through October 31, 2000. This compares to a return of 2.69% for the S&P SmallCap 600 Index* for the same period. The difference in returns between the Fund and the Index can, for the most part, be attributed to two factors, initial start-up costs and ongoing expenses. The Fund incurred initial “start-up” trading costs to fully invest money from initial investments, which accounted for approximately half of the difference between the Fund’s return and the return of the Index. The majority of the remaining performance differential can be attributed to the Fund’s ongoing expenses, which the Index does not incur.

How would you assess the small cap markets performance since the Fund’s inception?

The performance of the small cap market can best be characterized as average when compared to the rest of the market. The following table compares the performance of the S&P 600, S&P 400 and S&P 500 Indices, which are proxies for the small, mid and large cap markets, respectively.

       Index Return for the period
July 1, 2000, through October 31, 2000

S&P SmallCap 600 Index         2.69%
S&P MidCap 400 Index           6.21%
S&P 500 Index                (2.39)%

The absolute performance of the small cap market reflects the overall market’s concern over a potentially slowing economy. The market is evaluating what effect several interest-rate increases by the Federal Reserve Board are having on the economy. Concerns over the rising price of oil must also be factored in. Investors are hoping the Federal Reserve Board can engineer a “soft landing” and not send the economy into a recession. A “soft landing” would slow the economy enough to ease inflation fears while still allowing many small companies to prosper. However, if the interest rate increases by worldwide central banks and rising oil prices send the economy into a recession, many smaller companies will find it difficult to increase sales and profits. The effects on the worldwide economy of rising interest rates and oil prices will become more clear as we head into 2001.

Is there a sector that has performed particularly well?

The top performing sectors for the period were financials, 25%, health care, 12%, and utilities, 7%.

The financial and utility sectors performed well, as investors became more risk-averse and searched for value-oriented investments. The financial and utility sectors provided these opportunities as they sold at lower price-earnings ratios than many other sectors.

What do you foresee for the remainder of the year?

In our opinion, the Fund’s tracking variance versus the S&P SmallCap 600 Index should narrow now that the Fund has absorbed the initial start-up costs. As the Fund assets continue to grow, the ongoing transaction costs will have an increasingly smaller effect on the Fund.

/s/ Brian Flanagan

Brian Flanagan
Portfolio Manager

*An unmanaged index comprised of 600 stocks designed to represent performance of the small cap segment of the U.S. equity markets. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

**Since the fund has been in existence for less than one year, mountain chart performance has not been shown.**

Total Returns/1/
October 31, 2000

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                                            From                   Inception
                                                         Inception/2/                  Date
------------------------------------------------------------------------------------------------------------------------------------
         Class A (without sales charge)                    1.80%                   7/1/2000
         Class A/3/ (with sales charge)                   (2.30)%                  7/1/2000
         Class B (without CDSC)                            1.50%                   7/1/2000
         Class B/3/ (with CDSC)                           (3.50)%                  7/1/2000

         SEC Quarterly Standardized Returns as of September 29, 2000
         Class A/3/ (with sales charge)                   (2.78)%
         Class B/3/ (with CDSC)                           (3.90)%

/1/Past  performance is not an indication of future  results.  Investment return and principal value will  fluctuate,  and shares,  when redeemed,  may be worth more or less than their original cost.

/2/Total  returns are not annualized  and measure the  cumulative  change in the value of an investment in the Fund.

/3/Class A  performance  reflects  the maximum  sales  charge of 4.00%.  Class B performance  reflects the maximum  contingent  deferred  sales charge  (CDSC) of
5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

[PHOTO OF MICHAEL HOCHHOLZER APPEARS HERE]

The AAL Mid Cap Index Fund II

A Share Ticker . . . AAMIX . . . A Share Assets . . . $12,821,817 . . . B Share Assets . . . $1,445,941 . . . A Share NAV . . . $10.49 . . . B Share NAV . . . $10.46 . . . Number of Securities in Portfolio . . . 400

How would you assess the Fund’s performance since inception?

The Fund has performed adequately during its start-up in light of the large cash flows that have come into the Fund. The Fund returned 4.90% since inception, trailing the S&P MidCap 400 Index* which returned 6.21% over the same period. Two factors account for nearly all of this shortfall. First, the MidCap Index was up over 2% on the first day of trading for the Fund. This means that the initial investment incurred not only relatively large transaction costs, but also a negative market impact. Second, the size of the Fund has nearly doubled during a period when the Index is up 6.21% in a very volatile fashion. Again, transaction costs and the market impact of uninvested cash during a rising market have created a higher than normal tracking error for the Fund.

On an absolute basis, the Fund’s 4.90% return compares well with other parts of the market. The mid cap market performed well in comparison to the S&P 500 Index which returned (2.39)% and the S&PSmallCap 600 Index which returned 2.69% for the period July 1, 2000 through October 31, 2000.

What factors influence the return of the Fund relative to the return of the Index?

Four key factors influence the return of the Fund as compared to that of the Index. Trading costs and cash flows are always a negative for the Fund. Cash levels and portfolio mismatch can be either a positive or a negative for the Fund as compared to the Index. These same factors apply to any index fund.

The Index enjoys the advantage of being simply a mathematical construction. At any time, the value of the Index is simply a weighted sum of the value of the stocks that make it up; one can arrive at that value while incurring no actual costs. The Fund, however, must own the securities that make up the Index, which is not without cost. To acquire those securities, the fund pays a commission, is impacted by the bid-ask spread, and incurs other fees, all of which come out of the value of the fund and cause it to have a return of less than the Index. When changes to the Index occur, these factors all apply twice. The Index simply replaces one security with the other and recalculates a value. The fund must sell a security, incurring cost, and buy another incurring cost. Each time a transaction occurs, the Fund falls a little further behind its benchmark index.

Cash flows into or out of the Fund also have an impact. Cash coming into the Fund creates a need for a transaction. The greater the cash flow, either in or out, the greater the transaction costs. The extreme example of this is the startup of the Fund. One hundred percent of the Fund must move from cash to securities. As the Fund becomes larger, the same cash flow has less of an impact because it represents a smaller portion of the Fund.

To facilitate cash flows in the Fund and optimize trading costs, the Fund carries a small cash position. This means that typically 99% of the Fund is invested in the securities that make up the Index, 1% of the Fund is in cash. This fact can work either for or against the Fund relative to the Index. If the Index goes down, the Fund benefits; if the index goes up the Fund gets hurt. For example, if the Fund is 99% invested and the Index increases by 10%, the Fund increases only 9.9%. We strive very hard to balance this impact against the reduced trading costs of making fewer, larger trades.

The last, and least important, factor is portfolio mismatch. This refers to the inevitable small differences between the Fund and the Index. For example, if XYZ Co. makes up 1.375% of the index, it may be 1.378% of the Fund. While this seems meaningless, multiplied by 400 times and recent market volatility, it can add up. The systems we have in place to assist in managing the Fund minimize this factor even at the current size of the Fund.

/s/ Michael Hochholzer

Michael R. Hochholzer
Portfolio Manager

*An unmanaged index comprised of 400 stocks designed to represent performance of the mid cap segment of the U.S. equity markets. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

**Since the fund has been in existence for less than one year, mountain chart performance has not been shown.**

Total Returns/1/
October 31, 2000

                                                          From               Inception
                                                       Inception/2/              Date
---------------------------------------------------------------------------------------------
Class A (without sales charge)                           4.90%               7/1/2000
Class A/3/ (with sales charge)                           0.67%               7/1/2000
Class B (without CDSC)                                   4.60%               7/1/2000
Class B/3/ (with CDSC)                                  (0.40)%              7/1/2000

SEC Quarterly Standardized Returns as of September 29, 2000
Class A/3/ (with sales charge)                           4.61%
Class B/3/ (with CDSC)                                   3.70%

/1/Past  performance is not an indication of future  results.  Investment return and principal value will  fluctuate,  and shares,  when redeemed,  may be worth  more or less than  their  original  cost.

/2/Total  returns  are not
annualized  and measure the  cumulative  change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%.
Class B performance reflects the maximum contingent deferred sales charge (CDSC)
of 5.00%,  declining  1.00%  each year  during  the  first  five  years and then converting to Class A shares after the fifth year.

[PHOTO OF DAVID SCHNARSKY APPEARS HERE]

The AAL Large Company
Index Fund II

A Share Ticker . . . AALCX . . . A Share Assets . . . $15,819,231 . . . B Share Assets . . . $1,549,026 . . . A Share NAV . . . $9.76 . . . B Share NAV . . . $9.74 . . . Number of Securities in Portfolio . . . 500

How would you assess the Fund’s performance since inception?

The Fund has performed quite well relative to its benchmark, the S&P 500 Index*. Returns are slightly in excess of the Index. Advantageous timing of purchases on the first day of trading in this Fund contributed significantly to its performance. The Fundnet asset value has been flat since its inception at mid-year, as large cap stocks continue to labor. It appears that the bull market run over the past 5 years is taking a pause.

One of the advantages of managing an index fund is that no investment strategy needs to be implemented. This is an advantage in that, despite the best efforts of sophisticated money managers, they often invoke a strategy that is out of sync with the direction that the stock market ultimately takes, damaging their performance. Our charter is simply to hold all 500 stocks in the S&P 500 Index and to maintain their relative weights exactly in line with that of the Index at all times and the Fund’s performance will tend to follow.

What sector contributed the most to the Fund’s performance?

Over the past quarter, surprisingly, the utilities sector was the top performer. This sector benefited from the changing regulatory environment and the move into unregulated businesses by many companies. The generally tight market for power has caused utility stock prices to rise. The falling interest rate environment has also contributed to the utility sector’s performance. Because utility stocks are higher yielding, they tend to be sensitive to interest rates. When interest rates fall, the stock price usually rises.

The other strong performing sector in the third quarter was the financial group. This group also benefited from declining interest rates. Various industries within the group have improving fundamentals, including the insurance industry. Insurance groups are experiencing higher rates for coverage, especially in the property/casualty area.

On a year-to-date basis, utilities are the top group, with health care, energy and financials contributing strongly. Health Care performance was driven by a mix of different companies, including drug, medical device, hospital management and health maintenance organization firms. Meanwhile, the energy sector benefited from strong prices for crude oil and natural gas.

What has the investment environment been like for the last six months?

The environment has not been conducive to strong stock gains. The environment at the beginning of the year 2000 was somewhat speculative as the boom in Internet stocks and other technology stocks reached its zenith. Some amount of air was due to be let out of this speculative bubble and this process started with a vengeance in the second quarter and continued into the third as evidenced by the collapse of the technology-heavy NASDAQ (over-the-counter) market.

The tight posture of the Federal Reserve Board has helped to keep a lid on the broad market, as the robust economy of 1999 and of the first half of 2000 brought unemployment down to record low levels. This posture has led the Federal Reserve Board to raise short-term interest rates numerous times over the past year and to slow down the growth of the money supply, a critical measure of the potential flow of money into the capital markets. With the price of oil rising dramatically over the past year, the Federal Reserve Board has maintained a cautious outlook for inflation and will likely maintain its tight posture.

High oil prices and the falling value of the Euro currency have caused some concern about corporate profits. This concern tends to dampen the outlook for all stocks. The high price of oil has put pressure on the economy due to its effect on transportation costs and raw material prices, while the falling value of the Euro currency against the dollar has raised concerns for the competitive position of U.S. manufacturers that sell into the Eurozone markets.

/s/ David J. Schnarsky

David J. Schnarsky
Portfolio Manager

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

**Since the fund has been in existence for less than one year, mountain chart performance has not been shown.**

Total Returns/1/
October 31, 2000

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                                      From              Inception
                                                    Inception/2/             Date
------------------------------------------------------------------------------------------

Class A (without sales charge)                       (2.40)%             7/1/2000
Class A/3/ (with sales charge)                       (6.33)%             7/1/2000
Class B (without CDSC)                               (2.60)%             7/1/2000
Class B/3/ (with CDSC)                               (7.47)%             7/1/2000

SEC Quarterly Standardized Returns as of September 29, 2000
Class A/3/ (with sales charge)                       (5.57)%
Class B/3/ (with CDSC)                               (6.71)%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

[PHOTO OF BENJAMIN TROSKY APPEARS HERE]

The AAL High Yield Bond Fund

A Share Ticker . . . AAHYX . . . B Share Ticker . . . BBHYX . . . A Share Assets . . . $123,987,149 . . . B Share Assets . . . $10,382,702 . . . I Share Assets . . . $1,739,425 . . . A Share NAV . . . $6.88 . . . B Share NAV . . . $6.88 . . . I Share NAV . . . $6.87 . . . Number of Securities in Portfolio . . . 128

How has the Fund performed since you became sub-adviser?

PIMCO became sub-adviser to The AAL High Yield Bond Fund on July 1, 2000. Since then, the Fund has returned (3.37)% compared to the Merrill Lynch High Yield Bond Index, which returned (1.62)%. Most of this under performance is attributable to a poor performing high yield market. Returns have also been negatively effected as we transition the Fund’s portfolio holdings based on our investment strategy.

How would you describe your investment strategy?

Our investment strategy for the Fund is to invest in higher quality issues while still generating high current income, consistent with the Fund’s Investment Objective. Over the past six months, we have been transitioning the Fund’s portfolio to a higher quality portfolio. Selecting bonds for the Fund’s portfolio is a balancing act between yield (the interest a bond is paying relative to its price) and its credit rating (the ability of an issuer to make the interest payments). A high yield bond rated “BB”will generally have a lower yield than a high yield bond rated “CCC.” However, the high yield bond rated “BB” will generally have a higher credit quality than the “CCC” rated high yield bond. The yield on a particular issue should be commensurate with the risk or credit rating of the issuer. Bonds with a higher yield are generally riskier than bonds with a lower yield.

In transitioning the Fund’s portfolio, we have significantly reduced the Fund’s weighting in “B” rated bonds. This movement away from lower quality bonds was a strong positive as their performance significantly lagged the market. The benefits of moving to a higher quality portfolio were partially offset by the liquidation of distressed or poor performing issues in a relatively illiquid high yield market. We scaled back our investment in the telecommunication sector, which contributed to returns. The Fund also invested in non-cyclical industries that further helped returns as cyclical sectors such as steel and autos lagged in performance relative to other industries.

Could you discuss the high yield market’s recent poor performance?

A combination of higher interest rates, a slowing economy and increased underwriting standards will continue to put downward pressure on the high yield market. The high yield market lagged higher-quality bonds as lingering concerns about defaults, profits and other mutual fund redemptions put selling pressure on the market. While oil prices at their highest level in a decade raised concern about accelerating inflation, the Federal Reserve Board remained on hold amid continued signs of slowing growth. There were large disparities in quality tiers as “BB” rated issues showed positive returns while “B” and “CCC” rated issues performed negatively.

Though defaults appeared to have leveled off, investors continue to display sensitivity to any signs of credit weakness. Energy and utilities posted the best total returns as soaring energy prices resulted in a broad-based rally.

How will you position the Fund in the coming months?

Given the current environment and our negative outlook in the short-term, we have positioned the Fund conservatively and will continue to focus on the best companies in their respective industries. We have lowered the duration targets to approximately a half-year below the benchmark in order to reflect a more cautious view of the credit environment. We will avoid issuers that will be negatively effected by reduced consumer spending, such as retail, restaurants, and home builders. In addition, we will position the Fund to withstand the effects of higher oil prices by avoiding transportation and basic materials. Finally we will hold select “B” rated issues where the valuations are compelling relative to intrinsic credit worthiness.

/s/ Benjamin L. Trosky

Benjamin L. Trosky
Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

                                                             Merrill Lynch High
                    The AAL High Yield Bond Fund          Yield Bond Cash Pay Index
Date                            Value                               Value
8-Jan-97                      9,600.00                          10,000.00
31-Jan-97                     9,640.14                          10,108.00
28-Feb-97                     9,867.39                          10,249.82
31-Mar-97                     9,599.77                          10,135.94
30-Apr-97                     9,741.77                          10,251.29
30-May-97                    10,050.83                          10,457.85
30-Jun-97                    10,178.95                          10,617.12
31-Jul-97                    10,447.56                          10,871.93
29-Aug-97                    10,449.76                          10,852.91
30-Sep-97                    10,695.36                          11,032.63
31-Oct-97                    10,680.75                          11,105.89
28-Nov-97                    10,774.78                          11,211.06
31-Dec-97                    10,867.33                          11,317.45
30-Jan-98                    11,039.47                          11,485.97
27-Feb-98                    11,120.07                          11,533.41
31-Mar-98                    11,196.82                          11,632.83
30-Apr-98                    11,214.47                          11,688.08
29-May-98                    11,215.90                          11,769.43
30-Jun-98                    11,224.82                          11,827.69
31-Jul-98                    11,241.75                          11,895.11
31-Aug-98                    10,402.33                          11,381.83
30-Sep-98                    10,353.59                          11,404.60
30-Oct-98                    10,119.87                          11,217.33
30-Nov-98                    10,654.41                          11,728.17
31-Dec-98                    10,622.79                          11,732.04
29-Jan-99                    10,727.54                          11,848.07
26-Feb-99                    10,571.09                          11,757.67
31-Mar-99                    10,609.53                          11,859.02
30-Apr-99                    10,770.76                          12,044.50
28-May-99                    10,585.25                          11,960.91
30-Jun-99                    10,562.86                          11,938.42
30-Jul-99                    10,551.92                          11,955.97
31-Aug-99                    10,397.78                          11,834.62
30-Sep-99                    10,200.31                          11,789.17
29-Oct-99                     9,958.67                          11,720.21
30-Nov-99                    10,086.73                          11,854.29
31-Dec-99                    10,224.47                          11,916.52
31-Jan-00                    10,161.44                          11,857.42
29-Feb-00                    10,185.81                          11,867.61
31-Mar-00                    10,012.38                          11,701.70
28-Apr-00                    10,011.74                          11,705.80
31-May-00                     9,838.99                          11,576.92
30-Jun-00                    10,026.16                          11,775.12
31-Jul-00                     9,943.98                          11,860.01
31-Aug-00                    10,056.95                          12,004.82
29-Sep-00                     9,882.51                          11,934.72
31-Oct-00                     9,688.63                          11,584.55

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
October 31, 2000

                                                                From            Inception
                                               1-Year         Inception           Date
-----------------------------------------------------------------------------------------
Class A (without sales charge)                 (2.71)%          0.25%          1/8/1997
Class A/2/ (with sales charge)                 (6.65)%         (0.83)%         1/8/1997
Class B (without CDSC)                         (3.41)%         (0.45)%         1/8/1997
Class B/2/ (with CDSC)                         (7.27)%         (0.98)%         1/8/1997
Class I/3/                                     (2.38)%         (3.72)%         12/29/1997

SEC Quarterly Standardized Returns as of September 29, 2000
Class A/2/ (with sales charge)                 (7.02)%         (0.32)%
Class B/2/ (with CDSC)                         (7.66)%         (0.45)%
Class I/3/                                     (2.92)%         (3.15)%

/1/Past  performance is not an indication of future  results.  Investment return and principal value will  fluctuate,  and shares,  when redeemed,  may be worth more or less than their  original  cost.  High yields bonds  generally are subject to greater market  fluctuations and risk of loss of income and principal than  investments  in  lower-yielding  higher-quality  fixed-income  securities.

/2/Class A  performance  reflects  the maximum  sales  charge of 4.00%.  Class B performance  reflects the maximum  contingent  deferred  sales charge  (CDSC) of
5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth
 year.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF DUANE MCALLISTER APPEARS HERE]

The AAL Municipal Bond Fund

A Share Ticker . . . AAMBX . . . A Share Assets . . . $473,272,150 . . . B Share Assets . . . $7,628,859 . . . I Share Assets . . . $1,065,969 . . . A Share NAV . . . $10.78 . . . B Share NAV . . . $10.78 . . . I Share NAV . . . $10.78 . . . Number of Securities in Portfolio . . . 221

How would you assess the Fund’s performance over the last six months?

The AAL Municipal Bond Fund outperformed its Lipper peer group over the last six months. This has been a favorable period for most of the bond market, with longer-term U.S. Treasury rates declining, and an especially positive period for the municipal market. A very manageable new supply of bonds matched by solid investor demand helped the municipal market outperform most sectors of the taxable market. Our Fund benefited from a modestly longer maturity structure than our peers, but also successful strategic positioning along the municipal yield curve.

How has the changing interest rate environment impacted this Fund? Does the structure of the Fund change as market conditions change?

Interest rates have been volatile. In 1999, they rose steadily as the Federal Reserve Board (Fed) attempted to moderate economic growth. It wasn’t until early in 2000 that we began to see the Fed’s efforts working their way through the system and long-term rates gradually declining again. The concept this Fund has adopted for managing through these changes is a relatively simple one. The general level of interest rates is our starting point for managing the Fund. If rates are high, relative to recent history, some modest over-weight in longer maturities may be appropriate. Conversely, a defensive posture may be warranted if rates have declined too far. Right now, we’re near the mid-range of recent years and a more neutral posture seems prudent.

Are there certain municipalities or regions of the country that you focus on when making investment decisions?

The Fund is always broadly diversified geographically. The theory of not have too many eggs in any one basket certainly applies here. At times, various states and/or regions of the country have experienced more economic weakness than others, and our geographic diversification has helped minimize the impact on the Fund during those periods. We currently have investments in over 35 different states and all regions of the country. In fact, our top four state allocations (Illinois, California, Texas and New York) essentially blanket the country. Other than remaining diversified, however, the state decision is just one of many when selecting securities for the Fund. Other considerations such as quality, maturity, call features and yield are also very important.

What is your outlook for the economy?

The economy does seem to be slowing, as hoped for by the Fed. If the pace of economic growth remains moderate, then inflation should remain under control as well. This scenario would be a favorable one for the bond market. If the economy were to slow more than expected, leading to fears of a recession, then high quality municipal bonds may do particularly well. Credit spreads in the corporate bond market have already widened a bit as a precaution against such a scenario. Yet, anything short of a deep recession would generally benefit the municipal market relative to other investment choices.

/s/ Duane A. McAllister

Duane A. McAllister
Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

               The AAL Municipal         Lehman Brothers
                   Bond Fund              Muni Bond Index
Date              Total Value                  Value
31-Oct-90         9,600.00                   10,000.00
30-Nov-90         9,755.38                   10,201.00
31-Dec-90         9,850.11                   10,245.88
31-Jan-91         9,899.56                   10,383.18
28-Feb-91         9,949.01                   10,473.51
29-Mar-91        10,085.27                   10,477.70
30-Apr-91        10,165.55                   10,617.06
31-May-91        10,185.62                   10,711.55
28-Jun-91        10,259.78                   10,700.84
31-Jul-91        10,351.48                   10,831.39
30-Aug-91        10,412.61                   10,974.36
30-Sep-91        10,641.59                   11,117.03
31-Oct-91        10,693.30                   11,217.08
30-Nov-91        10,651.93                   11,248.49
31-Dec-91        10,966.80                   11,490.33
31-Jan-92        10,935.32                   11,516.76
28-Feb-92        10,872.35                   11,520.21
31-Mar-92        10,973.36                   11,524.82
30-Apr-92        11,026.58                   11,627.39
29-May-92        11,111.73                   11,764.60
30-Jun-92        11,382.59                   11,962.24
31-Jul-92        11,760.21                   12,321.11
31-Aug-92        11,522.84                   12,200.36
30-Sep-92        11,647.96                   12,279.66
30-Oct-92        11,440.16                   12,159.32
30-Nov-92        11,647.96                   12,376.97
31-Dec-92        11,880.55                   12,503.22
29-Jan-93        11,958.13                   12,648.26
26-Feb-93        12,268.44                   13,106.12
31-Mar-93        12,291.37                   12,967.20
30-Apr-93        12,336.27                   13,098.17
31-May-93        12,336.27                   13,171.52
30-Jun-93        12,626.78                   13,391.48
30-Jul-93        12,592.68                   13,408.89
31-Aug-93        12,774.53                   13,687.80
30-Sep-93        13,043.40                   13,843.84
29-Oct-93        13,054.90                   13,870.14
30-Nov-93        12,859.37                   13,748.08
31-Dec-93        13,220.69                   14,038.17
31-Jan-94        13,313.95                   14,198.20
28-Feb-94        12,940.88                   13,830.47
31-Mar-94        12,524.46                   13,267.57
29-Apr-94        12,465.44                   13,380.34
31-May-94        12,489.05                   13,496.75
30-Jun-94        12,550.10                   13,414.42
29-Jul-94        12,717.43                   13,659.91
31-Aug-94        12,705.48                   13,707.72
30-Sep-94        12,598.20                   13,506.21
31-Oct-94        12,344.06                   13,265.80
30-Nov-94        12,053.61                   13,025.69
30-Dec-94        12,469.08                   13,312.26
31-Jan-95        12,715.50                   13,692.99
28-Feb-95        13,085.14                   14,091.45
31-Mar-95        13,311.24                   14,253.50
28-Apr-95        13,336.19                   14,270.61
31-May-95        13,660.55                   14,725.84
30-Jun-95        13,663.40                   14,597.73
31-Jul-95        13,741.33                   14,736.40
31-Aug-95        13,870.70                   14,923.56
29-Sep-95        13,948.65                   15,017.58
31-Oct-95        14,209.97                   15,235.33
30-Nov-95        14,535.21                   15,488.24
29-Dec-95        14,743.48                   15,636.92
31-Jan-96        14,805.41                   15,755.76
29-Feb-96        14,731.03                   15,648.62
29-Mar-96        14,508.92                   15,448.32
30-Apr-96        14,424.31                   15,405.07
31-May-96        14,441.49                   15,398.91
28-Jun-96        14,586.78                   15,566.75
31-Jul-96        14,727.02                   15,708.41
30-Aug-96        14,690.08                   15,705.27
30-Sep-96        14,978.03                   15,925.14
31-Oct-96        15,157.40                   16,105.10
29-Nov-96        15,513.45                   16,399.82
31-Dec-96        15,390.47                   16,330.94
31-Jan-97        15,367.76                   16,361.97
28-Feb-97        15,526.03                   16,512.50
31-Mar-97        15,251.78                   16,289.58
30-Apr-97        15,382.45                   16,426.41
30-May-97        15,638.22                   16,672.81
30-Jun-97        15,829.75                   16,851.21
31-Jul-97        16,415.75                   17,317.99
29-Aug-97        16,145.48                   17,155.20
30-Sep-97        16,413.28                   17,359.35
31-Oct-97        16,517.76                   17,470.44
28-Nov-97        16,632.92                   17,573.52
31-Dec-97        16,981.45                   17,830.09
30-Jan-98        17,174.47                   18,013.74
27-Feb-98        17,135.07                   18,019.15
31-Mar-98        17,111.63                   18,035.37
30-Apr-98        16,997.54                   17,954.21
29-May-98        17,341.56                   18,237.88
30-Jun-98        17,410.78                   18,309.01
31-Jul-98        17,415.73                   18,354.78
31-Aug-98        17,737.99                   18,639.28
30-Sep-98        18,015.75                   18,872.27
30-Oct-98        17,897.60                   18,872.27
30-Nov-98        17,966.35                   18,938.33
31-Dec-98        17,997.31                   18,985.67
29-Jan-99        18,229.94                   19,211.60
26-Feb-99        18,077.18                   19,127.07
31-Mar-99        18,117.01                   19,153.85
30-Apr-99        18,152.96                   19,201.73
28-May-99        17,992.45                   19,090.36
30-Jun-99        17,670.76                   18,815.46
30-Jul-99        17,673.12                   18,883.20
31-Aug-99        17,360.02                   18,732.13
30-Sep-99        17,316.98                   18,739.62
29-Oct-99        16,981.22                   18,537.24
30-Nov-99        17,207.23                   18,733.73
31-Dec-99        16,982.67                   18,593.23
31-Jan-00        16,842.22                   18,513.28
29-Feb-00        17,093.38                   18,728.03
31-Mar-00        17,565.54                   19,138.18
28-Apr-00        17,405.29                   19,025.26
31-May-00        17,253.92                   18,926.33
30-Jun-00        17,763.12                   19,427.50
31-Jul-00        18,006.83                   19,697.93
31-Aug-00        18,302.67                   20,001.47
29-Sep-00        18,208.79                   19,897.67
31-Oct-00        18,424.24                   20,114.75

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
October 31, 2000

                                                                              From         Inception
                                   1-Year         5-Year        10-Year     Inception        Date
------------------------------------------------------------------------------------------------------
Class A (without sales charge)      8.50%          5.33%         6.74%         N/A        7/16/1987
Class A/2/ (with sales charge)      4.13%          4.48%         6.30%         N/A        7/16/1987
Class B (without CDSC)              7.66%           N/A           N/A         4.13%       1/8/1997
Class B/2/ (with CDSC)              3.66%           N/A           N/A         3.66%       1/8/1997
Class I/3/                          8.93%           N/A           N/A         3.21%       12/29/1997

SEC Quarterly Standardized Returns as of September 29, 2000
Class A/2/ (with sales charge)      0.92%          4.61%         6.35%         N/A
Class B/2/ (with CDSC)              0.25%           N/A           N/A         3.44%
Class I/3/                          5.47%           N/A           N/A         2.86%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF ALAN ONSTAD APPEARS HERE]

The AAL Bond Fund

A Share Ticker. . . AAINX . . . I Share Ticker. . . IIINX . . . A Share Assets. . . $321,344,743. . . B Share Assets. . . $3,768,662. . . I Share Assets. . . $49,181,880. . . A Share NAV. . . $9.48. . .B Share NAV. . . $9.49. . . I Share NAV. . . $9.49. . .Number of Securities in Portfolio. . .72

How would you assess the Fund’s performance over the past six months?

The past six months have been relatively good for the Fund. Interest rates have generally declined over this timeframe, which has led to positive returns for bonds. It is important to remember that when interest rates decline, the price of bonds will generally rise, leading to a higher net asset value (NAV) for the Fund.

Returns for the Fund over the past six months were 5.09%, which exceeded the returns available in much of the stock market over the same time. The Fund performed in-line with the Lehman Brothers Aggregate Bond Index which posted returns of 5.80%.

Do you change your investment philosophy in response to market conditions?

The investment philosophy of the Fund is to be well-diversified across sectors of the market, to be well-diversified across industries, and to purchase securities with good liquidity. This combination of diversification and liquidity drives the investment strategy of the Fund.

The Fund’s strategy, while guided by diversification and liquidity, is more adaptable to current and future economic conditions. Analyzing which sectors offer the best value, which industries and companies have the potential to outperform, and what direction the economy is headed are all examples of factors which shape our investment strategy. The Fund strives to be well-diversified across sectors, industries and issuers. The sectors in which the Fund invests are US Treasuries, Agencies, Mortgage-Backed Securities and Corporate Bonds.

Given the current market volatility, we have added more liquid and higher quality investments to the Fund. We have continued to focus on diversification and the Fund’s industry representation to minimize the impact of a downturn in one particular industry. We believe the current economic slowdown in the United States will continue and have moved into more stable industries over the past several months. We will remain invested across a broad range of industries and market sectors, which should limit the effects of an economic slowdown on the portfolio.

When you invest in corporate bonds, do you focus on a particular sector?

The corporate bond portion of the portfolio, which is about 50% of the Fund’s total portfolio, is diversified by industry and issuer. Lately, we have focused on industries which are able to weather an economic slowdown. Examples of these industries include natural gas, electric utilities and cable/media. These industries have stable cash flows in most economic environments, which will reduce the volatility of their bond prices should the economy slow. Another way the Fund attempts to reduce its price volatility is to invest most of its corporate bonds in the 4 to 10 year maturity range.

Where do you see the bond market headed?

Assuming the economy is headed for a “soft landing” during 2001, we expect interest rates to remain in a range between 5.50% and 6.00%. From a bond standpoint, this should result in stable returns around the 6.50% area. We will continue to focus on securities that have solid cashflows and have the ability to maintain their value should the “soft landing” arrive with a little more force. Under this “soft landing” scenario, we would expect the Federal Reserve Board to neither raise nor lower rates early in the year. Should the strength of the economy change over the course of 2001, we could envision further rate reductions by the Federal Reserve Board, especially if a “hard landing” scenario begins to take shape. We believe that being a little cautious going into 2001 is the prudent thing to do and we have positioned the portfolio accordingly. The Fund has nearly half its assets in AAA securities and many of the lower rated securities are in those industries with stable cash flows. The Fund continues to be primarily invested in 4 to 10 year securities which provide a degree of safety should a “hard landing” occur.

/s/ Alan D. Onstad

Alan D. Onstad
Portfolio Manager

[MOUNTAIN CHART APPEARS HERE]

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

                                          Lehman Brothers
Date            The AAL Bond Fund       Aggregate Bond Index
31-Oct-90            9,600.00                  10,000.00
30-Nov-90            9,791.28                  10,215.00
31-Dec-90            9,928.28                  10,374.35
31-Jan-91           10,045.12                  10,503.00
28-Feb-91           10,119.98                  10,592.27
29-Mar-91           10,179.73                  10,665.36
30-Apr-91           10,293.54                  10,780.54
31-May-91           10,359.87                  10,843.07
28-Jun-91           10,346.86                  10,837.65
31-Jul-91           10,471.88                  10,988.29
30-Aug-91           10,687.31                  11,225.64
30-Sep-91           10,906.34                  11,453.52
31-Oct-91           11,059.17                  11,580.65
30-Nov-91           11,143.92                  11,687.20
31-Dec-91           11,490.40                  12,034.31
31-Jan-92           11,289.57                  11,870.64
28-Feb-92           11,351.65                  11,947.87
31-Mar-92           11,295.74                  11,880.56
30-Apr-92           11,371.17                  11,966.29
29-May-92           11,569.01                  12,192.10
30-Jun-92           11,774.55                  12,359.86
31-Jul-92           12,046.23                  12,612.14
31-Aug-92           12,157.57                  12,739.80
30-Sep-92           12,326.45                  12,890.94
30-Oct-92           12,131.86                  12,719.92
30-Nov-92           12,069.05                  12,722.83
31-Dec-92           12,260.38                  12,925.16
29-Jan-93           12,498.67                  13,173.03
26-Feb-93           12,717.95                  13,403.46
31-Mar-93           12,774.99                  13,459.52
30-Apr-93           12,873.78                  13,553.13
31-May-93           12,846.51                  13,570.31
30-Jun-93           13,086.21                  13,816.22
30-Jul-93           13,126.05                  13,894.35
31-Aug-93           13,376.32                  14,138.04
30-Sep-93           13,412.65                  14,176.86
29-Oct-93           13,456.73                  14,229.76
30-Nov-93           13,270.10                  14,108.78
31-Dec-93           13,339.17                  14,185.25
31-Jan-94           13,515.72                  14,376.78
28-Feb-94           13,212.81                  14,127.00
31-Mar-94           12,883.43                  13,778.67
29-Apr-94           12,745.77                  13,668.65
31-May-94           12,727.68                  13,666.76
30-Jun-94           12,708.13                  13,636.52
29-Jul-94           12,899.93                  13,907.45
31-Aug-94           12,927.11                  13,924.62
30-Sep-94           12,749.28                  13,719.70
31-Oct-94           12,718.84                  13,707.41
30-Nov-94           12,650.20                  13,677.02
30-Dec-94           12,706.19                  13,771.59
31-Jan-95           12,914.85                  14,044.14
28-Feb-95           13,176.03                  14,378.01
31-Mar-95           13,274.20                  14,466.16
28-Apr-95           13,437.89                  14,668.31
31-May-95           13,862.76                  15,235.93
30-Jun-95           13,946.86                  15,347.59
31-Jul-95           13,888.20                  15,313.35
31-Aug-95           14,040.44                  15,498.03
29-Sep-95           14,164.58                  15,648.98
31-Oct-95           14,337.56                  15,852.42
30-Nov-95           14,551.64                  16,089.89
29-Dec-95           14,746.92                  16,315.79
31-Jan-96           14,821.79                  16,423.96
29-Feb-96           14,496.02                  16,138.52
29-Mar-96           14,370.30                  16,026.35
30-Apr-96           14,268.18                  15,936.29
31-May-96           14,220.95                  15,903.93
28-Jun-96           14,378.62                  16,117.52
31-Jul-96           14,428.67                  16,161.69
30-Aug-96           14,411.95                  16,134.70
30-Sep-96           14,640.72                  16,415.60
31-Oct-96           14,959.59                  16,779.37
29-Nov-96           15,216.93                  17,066.80
31-Dec-96           15,079.90                  16,908.08
31-Jan-97           15,140.74                  16,959.82
28-Feb-97           15,170.05                  17,001.88
31-Mar-97           15,028.99                  16,813.50
30-Apr-97           15,185.51                  17,065.36
30-May-97           15,308.12                  17,226.63
30-Jun-97           15,499.58                  17,431.11
31-Jul-97           15,897.13                  17,900.88
29-Aug-97           15,779.18                  17,748.37
30-Sep-97           16,005.34                  18,010.15
31-Oct-97           16,230.33                  18,271.48
28-Nov-97           16,269.38                  18,355.53
31-Dec-97           16,434.09                  18,540.19
30-Jan-98           16,623.83                  18,778.24
27-Feb-98           16,565.48                  18,764.16
31-Mar-98           16,625.33                  18,828.71
30-Apr-98           16,682.71                  18,926.99
29-May-98           16,835.46                  19,106.42
30-Jun-98           16,966.09                  19,268.44
31-Jul-98           16,974.09                  19,309.29
31-Aug-98           17,268.94                  19,623.65
30-Sep-98           17,648.71                  20,083.04
30-Oct-98           17,500.78                  19,977.00
30-Nov-98           17,420.48                  20,090.07
31-Dec-98           17,523.46                  20,150.54
29-Jan-99           17,610.91                  20,294.42
26-Feb-99           17,285.91                  19,940.07
31-Mar-99           17,405.00                  20,050.74
30-Apr-99           17,451.46                  20,114.30
28-May-99           17,263.20                  19,938.10
30-Jun-99           17,193.61                  19,874.50
30-Jul-99           17,095.13                  19,790.03
31-Aug-99           17,074.99                  19,779.94
30-Sep-99           17,248.69                  20,009.39
29-Oct-99           17,275.54                  20,083.22
30-Nov-99           17,303.18                  20,081.82
31-Dec-99           17,234.39                  19,985.02
31-Jan-00           17,176.56                  19,919.67
29-Feb-00           17,341.68                  20,160.50
31-Mar-00           17,526.85                  20,426.01
28-Apr-00           17,426.79                  20,367.80
31-May-00           17,395.43                  20,358.43
30-Jun-00           17,752.85                  20,781.89
31-Jul-00           17,886.54                  20,970.58
31-Aug-00           18,154.74                  21,274.66
29-Sep-00           18,268.41                  21,408.48
31-Oct-00           18,313.54                  21,549.99

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
October 31, 2000

                                                                                From         Inception
                                     1-Year       5-Year        10-Year       Inception        Date
---------------------------------------------------------------------------------------------------------
Class A (without sales charge)        6.01%        5.02%         6.67%          N/A         7/16/1987
Class A/2/ (with sales charge)        1.74%        4.17%         6.24%          N/A         7/16/1987
Class B (without CDSC)                5.10%         N/A           N/A           4.38%       1/8/1997
Class B/2/ (with CDSC)                1.10%         N/A           N/A           3.91%       1/8/1997
Class I/3/                            6.56%         N/A           N/A           4.34%       12/29/1997

SEC Quarterly Standardized Returns as of September 29, 2000
Class A/2/ (with sales charge)        1.66%        4.37%         6.34%          N/A
Class B/2/ (with CDSC)                1.01%         N/A           N/A           3.96%
Class I/3/                            6.35%         N/A           N/A           4.33%

/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO OF MICHAEL HILT APPEARS HERE]

The AAL Money Market Fund

A Share Ticker . . . AMMXX . . . A Share Assets . . . $382,319,114 . . . B Share Assets . . . $2,892,075 . . . I Share Assets . . . $31,071,207 . . . A Share NAV . . . $1.00 . . . B Share NAV . . . $1.00 . . . I Share NAV . . . $1.00 . . . Number of Securities in Portfolio . . . 116

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed over the last six months?

On a fee-adjusted basis, the Fund has performed in-line with other money market funds in our peer group. The AAL Money Market Fund maintains a neutral weighted average maturity when compared to its peer group, which should enable the Fund to continue to perform in-line with the peer group. In a rising interest rate environment, a longer weighted average maturity would result in under performance, as it would take longer to reinvest in commercial paper bearing a higher interest rate. Similarly, in a declining interest rate environment, a shorter weighted average maturity would result in under performance, as commercial paper would be reinvested more quickly into commercial paper bearing a lower interest rate.

While the Fund endeavors to take advantage of rising interest rates by lowering the weighted average maturity and delaying the impact of declining interest rates by extending the weighted average maturity, the Fund’s weighted average maturity does not differ materially from the peer group’s weighted average maturity. As a general rule, the Fund attempts to stay within 10% of the peer group’s weighted average maturity in order to minimize the risk of the Fund having either a yield or return that varies significantly from the peer group.

How do you select issues for the Fund?

The AAL Money Market Fund purchases commercial paper only from those companies that have been deemed to have strong credit quality and provide good liquidity. An approved list of issuers has been developed and maintained, and all companies on the approved list are reviewed and analyzed on a continual basis. Each quarter, investment analysts review the list of approved securities, paying particular attention to any potential for deterioration in an issuer’s credit fundamentals. Each issue is deemed either to have an appropriately low risk of credit deterioration or a heightened risk of credit deterioration, and it is removed from the approved list of issuers from which we select our investments for the Fund. If an issue is removed from the approved list, we then stop making additional investments in that issuer’s commercial paper. In cases where we believe that the short-term risk of credit deterioration exists, we may try to sell existing holdings if possible. In addition to reviewing the credit worthiness of issuers currently on the list, the analysts, portfolio manager, and traders also make recommendations for possible additions to the list of approved issuers. Before an issuer is added to the approved list, a thorough credit analysis is undertaken and a favorable opinion of the issuer’s ability to repay its debt and avoid any deterioration in its credit profile must be made.

Where do you see the Fund going from here?

Interest rates have leveled-off after a series of rate increases by the Federal Reserve Board. The bond markets are cautious, waiting to see whether interest rates will increase or decrease. We have positioned the Fund to take advantage of changing interest rates. Because the Fund’s weighted average maturity is short, typically between 40 and 65 days, the yield on the Fund will respond reasonably quickly to interest rate changes.

The AAL Money Market Fund will continue to purchase high quality commercial paper and maintain a neutral weighted average maturity. As a result, we expect the Fund to continue to perform in-line with the peer group. We also expect that due to our rigorous credit analysis, we will be able to avoid making investments in issuers experiencing deterioration in their credit profile. Because the strategy we employ is based on significant risk control, we believe the Fund will provide investors with a short-term investment vehicle offering a competitive yield while keeping the level of risk low.

/s/ Michael R. Hilt

Michael R. Hilt
Portfolio Manager

                  The AAL Money Market Fund
                       October 31, 2000

             7 Day Yield+          7 Day Effective Yield+
---------------------------------------------------------------
A Shares        5.80%                  5.97%
B Shares        4.53%                  4.63%
I Shares        6.17%                  6.36%

+Yield quotations more closely reflect the current earnings of the Fund than the total return.

                                                 Average Annual Total Returns/1/
                                                        October 31, 2000
                                                                                 From        Inception
                                     1-Year      5-Year          10-Year       Inception       Date
---------------------------------------------------------------------------------------------------------------------------------------
Class A (without sales charge)       5.77%         5.11%          4.41%           N/A       3/10/1988
Class B (without CDSC)               4.75%          N/A            N/A          4.12%       1/8/1997
Class B/2/ (with CDSC)               0.75%          N/A            N/A          3.65%       1/8/1997
Class I/3/                           6.13%          N/A            N/A          5.37%       12/29/1997

SEC Quarterly Standardized Returns as of September 29, 2000
Class A (without sales charge)       5.64%         5.09%          4.42%           N/A
Class B/2/ (with CDSC)               0.65%          N/A            N/A           3.62%
Class I/3/                           6.00%          N/A            N/A           5.34%

/1/Past  performance  is not an indication of future  results.  Investment return and principal value will  fluctuate,  and shares,  when redeemed,  may be worth more or less than their original cost.

/2/Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year.

/3/Class I shares have no sales load and are for institutional shareholders only.

The AAL Technology Stock Fund

Schedule of Investments as of October 31, 2000

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

   Shares  Common Stocks (90.7%)                Market Value
=====================================================================

Consumer Cyclicals (1.3%)
    3,300  Gemstar-TV Guide International, Inc.*   $226,256
    2,500  Macrovision Corporation*                 182,188
---------------------------------------------------------------------
           Total Consumer Cyclicals                 408,444
---------------------------------------------------------------------

Consumer Staples (1.6%)
    9,200  Comcast Corporation*                     374,900
    4,600  Pixar Animation Studios*                 151,800
---------------------------------------------------------------------
           Total Consumer Staples                   526,700
---------------------------------------------------------------------

Health Care (2.5%)
    4,300  Cephalon, Inc.*                          230,588
    6,100  Intermune Pharmaceuticals, Inc.*         305,000
      900  Protein Design Labs, Inc.*               121,570
    2,000  Sepracor, Inc.*                          136,250
----------------------------------------------------------------------
           Total Health Care                        793,408
----------------------------------------------------------------------

Technology (85.3%)
    2,800  I2 Technologies, Inc.*                   476,000
    7,300  ADC Telecommunications, Inc.*            156,037
    3,100  Agile Software Corporation*              233,663
    3,500  Akamai Technologies, Inc.*               178,500
   18,300  America Online, Inc.*                    922,869
    5,600  Analog Devices, Inc.*                    364,000
    3,100  Applied Materials, Inc.*                 164,688
    3,900  Ariba, Inc.*                             492,862
    2,700  Art Technology Group, Inc.*              169,425
    3,500  Avici Systems, Inc.*                     151,813
    4,700  BEA Systems, Inc.*                       337,225
    5,100  Blue Martini Software, Inc.*             191,888
    4,300  Bookham Technology plc ADR*              144,856
   15,300  Broadbase Software, Inc.*                164,475
    2,500  Broadcom Corporation*                    555,937
      400  CacheFlow, Inc.*                          43,200
    4,200  Caliper Technologies Corporation*        236,775
    5,900  CIENA Corporation*                       620,237
   27,300  Cisco Systems, Inc.*                   1,470,787
    9,600  Corning, Inc.                            734,400
    4,900  Corvis Corporation*                      321,563
    6,100  Critical Path, Inc.*                    $296,231
   12,100  Dell Computer Corporation*               356,950
    6,800  Electronic Arts, Inc.*                   340,000
    9,700  EMC Corporation*                         863,906
    5,800  Extreme Networks, Inc.*                  481,037
    4,900  GlobeSpan, Inc.*                         376,994
   10,200  Hewlett-Packard Company                  473,663
   12,600  HomeStore.com, Inc.*                     428,400
    3,200  Inktomi Corporation*                     203,000
    6,000  Integrated Device Technology, Inc.*      337,875
   20,000  Intel Corporation                        900,000
    5,300  International Business Machines
           Corporation                              522,050
    5,300  Intersil Holding Corporation*            254,069
   30,600  Intertrust Technologies Corporation*     306,000
    5,400  Intuit, Inc.*                            331,762
   11,200  Ixia*                                    262,500
    3,500  JDS Uniphase Corporation*                285,031
    3,800  Juniper Networks, Inc.*                  741,000
    9,600  Lucent Technologies, Inc.                223,800
    4,900  MatrixOne, Inc.*                         145,469
    2,700  Mercury Interactive Corporation*         299,700
    1,900  Micromuse, Inc.*                         322,406
   19,800  Microsoft Corporation*                 1,363,725
    6,000  Motorola, Inc.                           149,625
    3,200  Network Appliance, Inc.*                 380,800
   22,177  Nortel Networks Corporation            1,009,053
    2,200  Novellus Systems, Inc.*                   90,062
    2,600  Nuance Communications, Inc.*             224,250
    3,400  NVIDIA Corporation*                      211,278
   14,000  Oracle Corporation*                      462,000
   33,600  Parametric Technology Corporation*       413,700
    3,100  PerkinElmer, Inc.                        370,450
    1,900  Phone.com, Inc.*                         175,869
    3,700  PMC-Sierra, Inc.*                        627,150
    3,200  QLogic Corporation*                      309,600
    1,500  Redback Networks, Inc.*                  159,656
    1,900  Research in Motion, Ltd.*                190,000
    3,400  Scientific-Atlanta, Inc.                 232,688
    3,600  Siebel Systems, Inc.*                   $377,775
    3,900  STMicroelectronics NV*                   202,556
    7,900  Sun Microsystems, Inc.*                  875,913
    6,200  Texas Instruments, Inc.                  304,188
    4,200  VeriSign, Inc.*                          554,400
    2,800  VERITAS Software Corporation*            394,844
    6,200  Vignette Corporation*                    184,838

    3,300  Vitesse Semiconductor Corporation*      $230,794
    3,363  webMethods, Inc.*                        298,887
    4,600  Xilinx, Inc.*                            333,212
-----------------------------------------------------------------------
           Total Technology                      27,010,356
-----------------------------------------------------------------------

           Total Common Stocks
           (cost basis $31,499,618)              28,738,908
-----------------------------------------------------------------------
      Principal
        Amount      Short-Term Investments (13.0%)                  Interest Rate/1/        Maturity Date       Market Value
====================================================================================================================================
     $660,000        BellSouth Telecommunications, Inc.                 6.450%            11/1/2000              $660,000
      500,000        General Motors Acceptance Corporation              6.460             11/1/2000               500,000
      600,000        Gillette Company                                   6.460             11/2/2000               599,892
      434,000        Merrill Lynch & Company, Inc.                      6.510             11/7/2000               433,528
      756,000        New Jersey Natural Gas                             6.500             11/6/2000               755,318
      660,000        Verizon Global Funding Discount Notes              6.480             11/3/2000               659,762
      500,000        Wisconsin Energy Corporation                       6.480             11/2/2000               499,909
------------------------------------------------------------------------------------------------------------------------------------
                                                      Total Short-Term Investments
                                                      (amortized cost basis $4,108,409)                         4,108,409

------------------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS (103.7%)
                                                      (amortized cost basis $35,608,027)                      32,847,317
------------------------------------------------------------------------------------------------------------------------------------
                                                      Other Assets, Less Liabilities (-3.7%)                  (1,176,017)
------------------------------------------------------------------------------------------------------------------------------------
                                                      Net Assets (100.0%)                                    $31,671,300
------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Aggressive Growth Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

   Shares  Common Stocks (79.3%)                Market Value
===============================================================

Capital Goods (3.7%)
    6,770  Boeing Company                          $459,091
    4,755  ONI Systems Corporation*                 385,452
   11,020  Symbol Technologies, Inc.                500,721
---------------------------------------------------------------
           Total Capital Goods                    1,345,264

Communication Services (12.5%)
   10,710  China Mobile (Hong Kong), Ltd.
           ADR*                                     327,994
    5,965  Level 3 Communications, Inc.*            284,456
   31,225  McLeodUSA, Inc.*                         601,081
    3,110  NTL, Inc.*                               136,646
       20  NTT Mobile Communications Network,
           Inc.                                     492,736
    6,545  Sprint Corporation (PCS Group)*          249,528
    9,580  Telefonaktiebolaget LM Ericsson,
           Class B*                                 127,163
   14,512  Telefonica SA*                           276,413
    3,615  Telefonica SA ADR*                       209,444
    7,615  Telefonos de Mexico SA de CV Class L
           ADR                                      410,734
   15,500  TyCom, Ltd.*                             519,250
   20,405  Vodafone Group plc ADR                   868,488
    2,680  Winstar Communications, Inc.*             52,260
---------------------------------------------------------------
           Total Communication Services           4,556,193

Consumer Cyclicals (4.4%)
   10,090  Amazon.com, Inc.*                        369,546
    3,355  DoubleClick, Inc.*                        54,519
    2,805  eBay, Inc.                               144,457
   10,215  Gap, Inc.                                263,675
    7,985  Home Depot, Inc.                         343,355
    8,206  Palm, Inc.*                              439,534
---------------------------------------------------------------
           Total Consumer Cyclicals               1,615,086

Consumer Staples (14.6%)
    5,770  Cablevision Systems Corporation*         429,865
   22,710  Comcast Corporation*                     925,432
    5,805  Cox Communications, Inc.*                255,783
    5,985  Gillette Company                        $208,727
    9,360  Infinity Broadcasting Corporation*       311,220
   70,450  Liberty Media Group*                   1,268,100
   19,285  Time Warner, Inc.                      1,463,924
   12,475  Walt Disney Company*                     446,761
---------------------------------------------------------------
           Total Consumer Staples                 5,309,812

Financials (3.1%)
    6,015  American Express Company                 360,900
    1,250  Chase Manhattan Corporation               56,875
   18,225  E*TRADE Group, Inc.*                     265,402
    3,720  Fifth Third Bancorp                      191,115
   12,815  Firstar Corporation                      252,295
---------------------------------------------------------------
           Total Financials                       1,126,587

Health Care (4.8%)
    3,865  Eli Lilly and Company                    345,434
    3,790  Genzyme Corporation*                     269,090
    6,340  Guidant Corporation*                     335,624
   14,575  Medtronic, Inc.                          791,605
---------------------------------------------------------------
           Total Health Care                      1,741,753

Technology (29.3%)
    1,270  I2 Technologies, Inc.*                   215,900
   12,305  Analog Devices, Inc.*                    799,825
    6,605  Applied Materials, Inc.*                 350,891
   10,030  ASM Lithography Holding NV
           ADR*                                     278,959
    2,085  Avanex Corporation*                      211,758
    9,355  Cisco Systems, Inc.*                     504,001
    8,620  Electronic Arts, Inc.*                   431,000
    3,345  EMC Corporation*                         297,914
   11,680  Exodus Communications, Inc.*             392,010
    3,075  Inktomi Corporation*                     195,070
   12,680  Integrated Device Technology, Inc.*      714,043
    6,330  JDS Uniphase Corporation*                515,499
    2,295  Microsoft Corporation*                   158,068
   49,875  Nokia Corporation ADR*                 2,132,156
    8,125  Phone.com, Inc.*                         752,070
    7,495  QUALCOMM, Inc.*                         $487,995
    4,100  Sony Corporation                         327,440
   28,695  Telefonaktiebolaget LM Ericsson
           ADR*                                     398,143
   17,425  Texas Instruments, Inc.                  854,914
    1,820  VeriSign, Inc.*                          240,240
    2,920  VERITAS Software Corporation*            411,766
---------------------------------------------------------------
           Total Technology                      10,669,662

Utilities (6.9%)
    3,020  Dominion Resources, Inc.                $179,879
   11,745  Duke Energy Corporation                1,015,208
   16,090  Enron Corporation                      1,320,386
---------------------------------------------------------------
           Total Utilities                        2,515,473

           Total Common Stocks
           (cost basis $30,885,864)              28,879,830
---------------------------------------------------------------

 Principal
   Amount      Short-Term Investments (23.1%)                  Interest Rate/1/      Maturity Date       Market Value
==============================================================================================================================
$8,400,000     Federal Home Loan Mortgage Corporation
               Discount Notes                                     6.450%                11/1/2000          8,400,000
------------------------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Investments
                                                 (amortized cost basis $8,400,000)                         8,400,000
------------------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENTS (102.4%)
                                                 (amortized cost basis $39,285,864)                       37,279,830
------------------------------------------------------------------------------------------------------------------------------
                                                 Other Assets, Less Liabilities (-2.4%)                    (858,012)
------------------------------------------------------------------------------------------------------------------------------
                                                 Net Assets (100.0%)                                    $36,421,818
------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks of small companies.

   Shares  Common Stocks (93.5%)                Market Value
===================================================================

Basic Materials (2.9%)
   37,800  Cambrex Corporation                   $1,509,638
   72,300  Delta and Pine Land Company            1,766,831
  279,000  Methanex Corporation*                  1,116,000
  132,200  NS Group, Inc.*                        1,130,310
  179,600  PolyOne Corporation                    1,414,350
   60,600  U.S. Aggregates, Inc.                    848,400
-------------------------------------------------------------------
           Total Basic Materials                  7,785,529

Capital Goods (12.1%)
   43,400  Alliant Techsystems, Inc.*             3,903,288
   64,800  Artesyn Technologies, Inc.*            2,632,500
   99,100  Benchmark Electronics, Inc.*           3,988,775
   23,500  Cognex Corporation*                      787,250
   17,200  CTS Corporation                          738,525
   34,450  Dycom Industries, Inc.*                1,296,181
   19,800  Electro Scientific Industries, Inc.*     691,763
   33,100  Graco, Inc.                            1,189,531
   34,200  Harman International Industries, Inc.  1,641,600
   83,600  Horizon Offshore, Inc.*                1,149,500
   65,600  KEMET Corporation*                     1,828,600
   17,250  Merix Corporation*                       805,628
   57,700  Nordson Corporation                    1,655,269
   39,700  Oshkosh Truck Corporation              1,632,662
   26,400  Plexus Corporation*                    1,664,850
   98,600  Power Integrations, Inc.*              1,324,937
   19,600  Shaw Group, Inc.*                      1,597,400
   45,000  Stewart & Stevenson Services, Inc.     1,080,000
   46,300  Teledyne Technologies, Inc.*           1,160,394
  107,700  TETRA Technologies, Inc.*              1,554,919
-------------------------------------------------------------------
           Total Capital Goods                   32,323,572

Consumer Cyclicals (14.2%)
   23,200  99 CENTS Only Stores*                    520,550
   80,500  Acxiom Corporation*                    3,240,125
   71,700  Catalina Marketing Corporation*        2,814,225
  126,100  Dura Automotive Systems, Inc.*         1,063,969
   75,500  Furniture Brands International, Inc.*  1,274,063
   79,400  Gentex Corporation*                    1,965,150
   41,200  Getty Images, Inc.*                    1,308,100
  338,800  Hasbro, Inc.                           3,642,100
   88,200  Insight Enterprises, Inc.*            $2,866,500
  212,800  JAKKS Pacific, Inc.*                   1,875,300
   45,300  Lands' End, Inc.*                      1,161,945
   29,600  Linens 'n Things, Inc.*                  910,200
   14,800  Macrovision Corporation*               1,078,550
   56,700  Management Network Group, Inc.*          747,731
   62,600  META Group, Inc.*                        602,525
   19,700  Michaels Stores, Inc.*                   478,956
   93,700  O'Reilly Automotive, Inc.*             1,686,600
  127,000  Pier 1 Imports, Inc.                   1,682,750
  101,600  Ross Stores, Inc.                      1,339,850
  191,900  ShopKo Stores, Inc.*                   1,223,362
   75,900  Steiner Leisure, Ltd.*                 1,669,800
   44,037  Tetra Tech, Inc.*                      1,530,286
  102,200  Tommy Hilfiger Corporation*            1,188,075
   31,800  True North Communications, Inc.        1,198,462
   49,900  Williams-Sonoma, Inc.*                 1,038,544
-------------------------------------------------------------------
           Total Consumer Cyclicals              38,107,718

Consumer Staples (6.5%)
   40,300  Applebee's International, Inc.         1,217,185
    5,700  Bindley Western Industries, Inc.         204,844
   40,900  CEC Entertainment, Inc.*               1,303,687
   98,100  Citadel Communications
           Corporation*                           1,189,462
   44,300  Constellation Brands, Inc.*            2,159,625
   74,600  Dreyer's Grand Ice Cream, Inc.         1,837,025
   67,900  Emmis Communications
           Corporation*                           1,816,325
   46,800  Jack in the Box, Inc.*                 1,146,600
   70,000  Patterson Dental Company*              2,191,875
   83,100  Pinnacle Holdings, Inc.*               1,308,825
   17,300  Priority Healthcare Corporation,
           Class B*                                 929,875
   73,000  Spherion Corporation*                    866,875
   25,100  Washington Federal, Inc.                 560,044
   17,800  Whole Foods Market, Inc.*                823,250
-------------------------------------------------------------------
           Total Consumer Staples                17,555,497

Energy (4.9%)
   56,600  Chieftain International, Inc.*         1,146,150
   46,950  Cross Timbers Oil Company               $883,247
  225,900  Key Energy Services, Inc.*             2,033,100
   35,300  National-Oilwell, Inc.*                1,032,525
   23,400  Patterson Energy, Inc.*                  658,125
  113,300  Precision Drilling Corporation*        3,243,213
   82,100  Pride International, Inc.*             2,078,156
  106,800  UTI Energy Corporation*                2,142,675
-------------------------------------------------------------------
           Total Energy                          13,217,191

Financials (12.4%)
   73,300  Annuity and Life Re (Holdings), Ltd.   2,020,331
    9,100  Arthur J. Gallagher & Company            574,437
   67,200  Bank United Corporation                3,809,400
  136,500  Banknorth Group, Inc.                  2,474,063
   46,300  Centura Banks, Inc.                    1,779,656
   20,700  Commerce Bancorp, Inc.                 1,253,644
   96,800  Commercial Federal Corporation         1,694,000
   60,300  Community First Bankshares, Inc.         934,650
   93,100  Cullen/Frost Bankers, Inc.             3,101,394
   42,000  E.W. Blanch Holdings, Inc.               792,750
   35,100  Eaton Vance Corporation                1,748,419
   89,900  Fidelity National Financial, Inc.      2,208,169
   80,800  First American Corporation             1,691,750
  109,800  FirstMerit Corporation                 2,504,813
   77,100  Hudson United Bancorp                  1,725,112
   84,600  Mutual Risk Management, Ltd.           1,533,375
   29,700  Radian Group, Inc.                     2,104,987
   33,300  Raymond James Financial, Inc.          1,125,956
-------------------------------------------------------------------
           Total Financials                      33,076,906

Health Care (13.2%)
   33,100  Alpharma, Inc.                         1,284,694
   22,300  Barr Laboratories, Inc.*               1,407,688
   63,200  BioSource International, Inc.*         1,346,950
   38,500  Cephalon, Inc.*                        2,064,563
   30,600  COR Therapeutics, Inc.*                1,728,900
   31,200  Digene Corporation*                    1,012,537
   29,100  DURA Pharmaceuticals, Inc.*            1,002,131
  168,600  Hooper Holmes, Inc.                    1,600,014
   30,300  InterMune Pharmaceuticals, Inc.*       1,515,000
   35,306  King Pharmaceuticals, Inc.*            1,582,150
   37,100  Medicis Pharmaceutical Corporation*    2,731,488
   14,000  MiniMed, Inc.*                         1,021,125
  144,100  Omnicare, Inc.                         2,521,750
   27,500  Orthodontic Centers of America, Inc.*    917,812
   23,300  Pharmaceutical Product Development,
           Inc.*                                    729,581
   19,300  PolyMedica Corporation*                1,109,750
   24,200  Province Healthcare Company*           1,019,425
   56,400  STERIS Corporation*                     $846,000
   12,100  TECHNE Corporation*                    1,364,275
   39,300  Triad Hospitals, Inc.*                 1,090,575
   20,700  Trigon Healthcare, Inc.*               1,483,931
   22,600  Universal Health Services, Inc.*       1,895,575
   31,400  Varian Medical Systems, Inc.*          1,534,675
   25,900  Vertex Pharmaceuticals, Inc.*          2,411,533
-------------------------------------------------------------------
           Total Health Care                     35,222,122

Technology (23.5%)
   22,800  Actel Corporation*                       835,050
   46,300  Adaptive Broadband Corporation*          743,694
   37,100  Advanced Power Technology, Inc.*       1,189,519
   12,200  Agile Software Corporation*              919,575
   48,600  Alliance Semiconductor Corporation*      972,000
   23,600  Alpha Industries, Inc.*                  941,050
   68,900  Anixter International, Inc.*           1,670,825
   27,100  APW, Ltd.*                             1,251,681
   30,400  Aware, Inc.*                             940,500
   57,000  BISYS Group, Inc.*                     2,686,125
   19,400  Black Box Corporation*                 1,277,975
   52,500  Broadbase Software, Inc.*                564,375
    9,500  Caliper Technologies Corporation*        535,563
   63,800  C-Cube Microsystems, Inc.*             1,244,100
  297,200  CIBER, Inc.*                           2,321,875
    9,800  Coherent, Inc.*                          341,163
  135,800  Computer Network Technology
           Corporation*                           4,127,043
   38,000  Cytyc Corporation*                     2,255,657
   41,900  Dallas Semiconductor Corporation       1,660,287
   80,500  DMC Stratex Networks, Inc.*            1,861,563
   13,100  DuPont Photomasks, Inc.*                 735,237
   32,000  Efficient Networks, Inc.*              1,342,499
   27,600  Hyperion Solutions Corporation*          386,400
  151,900  IMRglobal Corporation*                 1,253,175
  177,300  InterTrust Technologies Corporation*   1,773,000
   45,400  IXYS Corporation*                      1,149,187
   28,500  Jack Henry & Associates, Inc.          1,567,500
   70,000  Kent Electronics Corporation*          1,303,750
   37,400  MatrixOne, Inc.*                       1,110,312
   84,100  Meade Instruments Corporation*         1,540,081
   30,100  Mercury Computer Systems, Inc.*          933,100
   20,900  Methode Electronics, Inc.                786,362
   24,600  National Instruments Corporation*      1,148,513
   86,500  NOVA Corporation*                      1,356,969
  145,000  Parametric Technology Corporation*     1,785,313
  101,200  Photronics, Inc.*                      2,283,325
   62,100  Plantronics, Inc.*                     2,833,313
   51,300  RadiSys Corporation*                   1,359,450
   19,800  RSA Security, Inc.*                   $1,148,400
   38,400  ScanSource, Inc.*                      1,833,600
   44,100  Terayon Communication Systems, Inc.*     986,738
   57,600  Trimble Navigation, Ltd.*              1,368,000
   26,700  Verity, Inc.*                            627,450
   41,700  Woodward Governor Company              1,867,380
  149,800  Xircom, Inc.*                          2,115,925
-------------------------------------------------------------------
           Total Technology                      62,934,599

Transportation (1.4%)
   30,800  Atlantic Coast Airlines Holdings,
           Inc.*                                  1,101,100
   16,600  Expeditors International of
           Washington, Inc.                         861,125
   16,100  SkyWest, Inc.                           $813,050
   42,400  USFreightways Corporation              1,091,800
-------------------------------------------------------------------
           Total Transportation                   3,867,075

Utilities (2.4%)
   98,400  MDU Resources Group, Inc.              2,878,200
   49,000  Philadelphia Suburban Corporation      1,148,438
   43,500  Piedmont Natural Gas Company, Inc.     1,326,750
   40,200  WGL Holdings, Inc.                     1,025,100
-------------------------------------------------------------------
           Total Utilities                        6,378,488

-------------------------------------------------------------------
           Total Common Stocks
           (cost basis $225,386,627)            250,468,697
-------------------------------------------------------------------

 Principal
   Amount      Short-Term Investments (7.0%)                   Interest Rate/1/      Maturity Date       Market Value
=========================================================================================================================
$3,657,000     AT&T Corporation                                       6.560%      11/7/2000               $3,653,002
 3,607,000     Countrywide Home Loans, Inc.                    6.560-6.580        11/6/2000-11/8/2000      3,602,830
 5,013,000     Exxon Asset Management                                 6.480       11/2/2000                5,012,098
 1,372,000     Ford Motor Credit Company                              6.480       11/3/2000                1,371,504
 5,000,000     General Motors Acceptance Corporation                  6.450       11/1/2000                5,000,000
-------------------------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Investments
                                                        (amortized cost basis $18,639,434)                18,639,434
-------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL INVESTMENTS (100.5%)
                                                        (amortized cost basis $244,026,061)             269,108,131
-------------------------------------------------------------------------------------------------------------------------

                                                        Other Assets, Less Liabilities (-0.5%)           (1,348,738)

                                                        Net Assets (100.0%)                            $267,759,393

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Stock Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks long-term capital growth by investing in a diversified portfolio of common stocks, and securities convertible into common stocks, of mid-sized companies.

   Shares  Common Stocks (91.5%)                Market Value
===================================================================

Basic Materials (2.3%)
  129,200  Bowater, Inc.                         $6,992,950
  214,100  Southdown, Inc.                       15,174,337
-------------------------------------------------------------------
           Total Basic Materials                22,167,287
-------------------------------------------------------------------

Capital Goods (7.4%)
  138,900  BFGoodrich Company                     5,686,219
  200,200  Jabil Circuit, Inc.*                  11,423,912
  256,350  MasTec, Inc.*                          7,418,128
  183,700  Nordson Corporation                    5,269,894
  884,300  Republic Services, Inc.*              11,882,781
  174,900  SCI Systems, Inc.*                     7,520,700
   98,700  Shaw Group, Inc.*                      8,044,050
   71,000  SPX Corporation                        8,777,375
  151,600  Vishay Intertechnology, Inc.*          4,548,000
-------------------------------------------------------------------
           Total Capital Goods                  70,571,059
-------------------------------------------------------------------

Communication Services (1.5%)
  237,800  Broadwing, Inc.*                       6,717,850
   71,200  Telephone and Data Systems, Inc.       7,511,600
-------------------------------------------------------------------
           Total Communication Services         14,229,450
-------------------------------------------------------------------

Consumer Cyclicals (5.9%)
  264,000  Acxiom Corporation*                   10,626,000
  271,100  AutoZone, Inc.*                        7,268,869
  185,500  Cintas Corporation                     8,602,562
  150,500  E. W. Scripps Company                  8,794,844
  558,300  Hasbro, Inc.                           6,001,725
   60,400  Macrovision Corporation*               4,401,650
   72,800  RadioShack Corporation                 4,340,700
  192,100  Readers Digest Association, Inc. Trust
           Automatic Common Exchange
           Securities                             6,195,225
-------------------------------------------------------------------
           Total Consumer Cyclicals             56,231,575
-------------------------------------------------------------------

Consumer Staples (6.5%)
  237,500  Keebler Foods Company                  9,618,750
  124,000  Manpower, Inc.                         4,316,750
  158,550  Outback Steakhouse, Inc.*              4,518,675
  248,100  Pixar Animation Studios*               8,187,300
  283,500  Starbucks Corporation*                12,668,906
  241,200  Univision Communications, Inc.*       $9,225,900
  459,600  USA Networks, Inc.*                    9,306,900
  137,600  Valassis Communications, Inc.*         3,818,400
-------------------------------------------------------------------
           Total Consumer Staples               61,661,581
-------------------------------------------------------------------

Energy (9.5%)
  214,000  BJ Services Company*                  11,221,625
  445,200  EOG Resources, Inc.                   17,529,750
  202,900  Global Marine, Inc.*                   5,376,850
  117,900  Lone Star Technologies, Inc.*          4,733,685
  331,500  Nabors Industries, Inc.*              16,873,350
  266,500  Noble Drilling Corporation*           11,076,406
  307,000  Precision Drilling Corporation*        8,787,875
  324,800  Rowan Companies, Inc.*                 8,180,900
  193,200  Valero Energy Corporation              6,387,675
-------------------------------------------------------------------
           Total Energy                         90,168,116
-------------------------------------------------------------------

Financials (10.8%)
  566,200  Banknorth Group, Inc.                 10,262,375
  172,000  Countrywide Credit Industries, Inc.    6,439,250
  387,300  First Industrial Realty Trust, Inc.   11,957,888
  464,400  Golden State Bancorp, Inc.            12,132,450
  156,500  M&T Bank Corporation                   7,856,300
  120,800  Marshall & Ilsley Corporation          5,473,750
  213,100  MGIC Investment Corporation           14,517,437
  169,600  North Fork Bancorporation, Inc.        3,423,800
  201,012  Old Kent Financial Corporation         5,565,520
  239,600  Protective Life Corporation            5,540,750
  252,600  SouthTrust Corporation                 8,177,925
  187,300  Zions Bancorporation                  10,758,044
-------------------------------------------------------------------
           Total Financials                    102,105,489
-------------------------------------------------------------------

Health Care (13.8%)
  136,300  ALZA Corporation*                     11,031,781
  163,500  Cephalon, Inc.*                        8,767,688
   58,200  Forest Laboratories, Inc.*             7,711,500
   95,200  Genzyme Corporation*                   6,759,200
  612,900  Health Management Associates, Inc.*   12,143,081
   47,500  IDEC Pharmaceuticals Corporation*      9,315,938
   75,700  Incyte Genomics, Inc.*                 2,772,513
  185,300  InterMune Pharmaceuticals, Inc.*       9,265,000
  181,200  IVAX Corporation*                     $7,882,200
  123,900  Millennium Pharmaceuticals, Inc.*      8,990,494
   97,600  MiniMed, Inc.*                         7,118,700
  104,400  Omnicare, Inc.                         1,827,000
   21,100  Protein Design Labs, Inc.*             2,850,148
   67,000  Quest Diagnostics, Inc.*               6,448,750
  118,400  Sepracor, Inc.*                        8,066,000
  154,500  Teva Pharmaceutical Industries , Ltd.  9,134,812
  111,000  Trigon Healthcare, Inc.*               7,957,312
   30,900  Vertex Pharmaceuticals, Inc.*          2,877,080
-------------------------------------------------------------------
           Total Health Care                   130,919,197
-------------------------------------------------------------------

Technology (26.5%)
   79,400  Agile Software Corporation*            5,984,775
  487,000  Atmel Corporation*                     7,274,562
   86,100  CheckFree Corporation*                 4,283,475
  154,300  Comdisco, Inc.                         1,899,819
   46,400  Comverse Technology, Inc.*             5,185,200
  367,075  Concord EFS, Inc.*                    15,164,786
  185,500  Critical Path, Inc.*                   9,008,344
  231,800  Cypress Semiconductor Corporation*     8,678,012
  198,300  Cytyc Corporation*                    11,770,969
  139,000  DST Systems, Inc.*                     8,565,875
  150,900  Electronic Arts, Inc.*                 7,545,000
  114,900  Fiserv, Inc.*                          6,025,069
  104,500  GlobeSpan, Inc.*                       8,039,969
  289,700  Homestore.com, Inc.*                   9,849,800
  198,600  Integrated Device Technology, Inc.*  $11,183,663
  172,900  Intersil Holding Corporation*          8,288,394
  299,000  Intuit, Inc.*                         18,369,812
  157,100  MatrixOne, Inc.*                       4,663,906
  138,380  Nortel Networks Corporation            6,296,290
   69,700  NVIDIA Corporation*                    4,331,200
  779,700  Parametric Technology Corporation*     9,600,056
  143,600  PerkinElmer, Inc.                     17,160,200
  113,500  QLogic Corporation*                   10,981,125
  120,000  Rational Software Corporation*         7,162,500
   34,800  VeriSign, Inc.*                        4,593,600
  190,000  Vignette Corporation*                  5,664,375
  194,600  Vitesse Semiconductor Corporation*    13,609,838
  148,200  Waters Corporation*                   10,753,762
   97,586  webMethods, Inc.*                      8,672,956
-------------------------------------------------------------------
           Total Technology                    250,607,332
-------------------------------------------------------------------

Utilities (7.3%)
  258,700  Exelon Corporation                    15,554,338
  524,650  MDU Resources Group, Inc.             15,346,013
  316,500  National Fuel Gas Company             16,972,312
  198,700  Nicor, Inc.                            7,016,594
  570,300  NiSource, Inc.                        14,221,856
-------------------------------------------------------------------
           Total Utilities                       69,111,113
-------------------------------------------------------------------
           Total Common Stocks
           (cost basis $740,107,373)           867,772,199
-------------------------------------------------------------------

  Shares      Preferred Stocks (1.1%)                              Interest Rate        Maturity Date        Market Value
===================================================================================================================================

   130,500    Calpine Capital Trust II Convertible Preferred            5.500%            2/1/2005        10,766,250
                                                         Total Preferred Stocks
                                                         (cost basis $10,063,651)                         10,766,250
-----------------------------------------------------------------------------------------------------------------------------------

Principal
  Amount      Long-Term Fixed Income Investments  (1.1%)           Interest Rate        Maturity Date        Market Value
===================================================================================================================================

   $912,000   BEA Systems, Inc., Convertible Bonds                     4.000%             6/15/2005        $9,912,300
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Fixed Income Investments
                                                         (amortized cost basis $1,905,085)                 9,912,300
-----------------------------------------------------------------------------------------------------------------------------------

Principal
  Amount      Short-Term Investments (5.9%)                       Interest Rate/1/        Maturity Date        Market Value
===================================================================================================================================
 $8,000,000    American Express Credit Corporation                     6.450%           11/1/2000            $8,000,000
 12,255,000    American General Finance Corporation                    6.480            11/7/2000            12,241,765
  6,000,000    Baltimore Gas & Electric Company                        6.470            11/3/2000             5,997,843
 10,402,000    Countrywide Home Loans, Inc.                            6.580            11/13/2000           10,379,185
  7,637,000    Ford Motor Credit Company                               6.490            11/6/2000             7,630,116
  3,456,000    General Motors Acceptance Corporation                   6.530            11/8/2000             3,451,612
  2,478,000    Merrill Lynch & Company, Inc.                           6.530            11/9/2000             2,474,404
  5,259,000    Toyota Motor Credit Corporation                         6.460            11/3/2000             5,258,056
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Investments
                                                         (amortized cost basis $55,432,981)                 55,432,981
-----------------------------------------------------------------------------------------------------------------------------------

                                                         TOTAL INVESTMENTS (99.6%)
                                                         (amortized cost basis $807,509,090)               943,883,730

                                                         Other Assets, Less Liabilities (0.4%)              3,939,743

                                                         Total Net Assets (100.0%)                        $947,823,473

*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

         Shares       Common Stocks (98.1%)                       Industry                                   Market Value
=======================================================================================================================================

Brazil (0.8%)
        115,578       Embratel Participacoes SA ADR             Telephone                                    $1,870,919
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Brazil                                  1,870,919
---------------------------------------------------------------------------------------------------------------------------------------
Canada (1.9%)
         97,524       Nortel Networks Corporation               Telephone-Cellular & Wireless                 4,412,591
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Canada                                   4,412,591
---------------------------------------------------------------------------------------------------------------------------------------
France (13.2%)
         56,210       Alcatel                                   Services-Computer Systems                     3,425,870
        121,653       Aventis SA                                Pharmaceuticals                               8,765,368
         32,240       Carrefour SA                              Retail-Food Chains                            2,161,723
         78,254       Rhodia SA                                 Chemicals                                       977,760
         25,350       Suez Lyonnaise des Eaux SA                Water Utilities                               3,863,635
         31,597       Total Fina Elf SA                         Oil & Gas Exploration/Production              4,515,770
         63,251       Valeo SA                                  Auto Parts & Equipment                        2,750,510
         63,381       Vivendi                                   Services-Commercial & Consumer                4,550,624
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total France                                  31,011,260
---------------------------------------------------------------------------------------------------------------------------------------
Germany (5.8%)
         10,133       Allianz AG                                Life & Health Insurance                       3,407,443
         64,966       Dresdner Bank AG                          Banks-Major Regional                          2,624,083
         70,391       E.ON AG                                   Manufacturing-Diversified                     3,556,246
         30,848       MG Technologies AG                        Financials-Diversified                          321,633
         19,057       SAP Aktiengesellschaft                    Computer Software/Services                    3,739,676
          5,122       United Internet AG*                       Services-Advertising & Marketing                 32,563
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Germany                                13,681,644
---------------------------------------------------------------------------------------------------------------------------------------
Hong Kong (5.3%)
        578,000       China Mobile, Ltd.                        Telephone-Cellular & Wireless                 3,724,227
      1,612,000       China Unicom, Ltd.                        Telephone-Cellular & Wireless                 3,234,831
        173,000       Hutchison Whampoa, Ltd.                   Financial-Diversified                         2,146,195
        243,000       MTR Corporation, Ltd.                     Railroads                                       359,882
        371,000       Sun Hung Kai Properties, Ltd.             Investment Bank/Broker                        3,068,357
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Hong Kong                              12,533,492
---------------------------------------------------------------------------------------------------------------------------------------
Italy (6.5%)
      1,125,741       Banca Nazionale del Lavoro                Banks-Major Regional                          3,645,275
        666,362       Eni SpA                                   Oil & Gas Drilling Equipment                  3,603,789
        340,298       Mediaset SpA                              TV, Radio, Cable                              4,918,268
        382,381       Telecom Italia Mobile SpA                 Telephone-Cellular & Wireless                 3,247,823
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Italy                                  15,415,155
---------------------------------------------------------------------------------------------------------------------------------------
Japan (20.6%)
        104,000       Bridgestone Corporation                   Auto Parts & Equipment                        1,030,605
        108,000       Fujitsu, Ltd.                             Communications Equipment                      1,922,879
        107,000       Kao Corporation                           Personal Care                                $3,204,523
         20,700       Matsushita Communication Industrial
                      Company, Ltd.                             Telephone-Cellular & Wireless                  2,711,054
            618       Mizuho Holdings, Inc.                     Financial-Diversified                         4,748,783
         26,000       Murata Manufacturing Company, Ltd.        Electronic Component Distributors             3,109,914
            518       Nippon Telegraph and Telephone
                      Corporation                               Telephone                                      4,710,976
        230,000       Nissan Motor Company, Ltd.                Auto Parts & Equipment                        1,577,762
        109,000       Nomura Securities Company, Ltd.           Financial-Diversified                         2,311,050
            160       NTT Mobile Communications
                      Network, Inc.                             Telephone-Cellular & Wireless                 3,941,886
         90,000       Pioneer Corporation                       House Furnishings                             2,786,064
         15,400       Rohm Company, Ltd.                        Electronic Component Distributors             3,880,102
        488,000       Sakura Bank, Ltd.                         Banks-Major Regional                          3,553,193
          5,960       Shohkoh Fund & Company, Ltd.              Financial-Diversified                           489,087
         61,960       Takeda Chemical Industries, Ltd.          Pharmaceuticals                               4,080,113
         16,000       Takefuji Corporation                      Financial-Diversified                         1,582,616
         60,000       Yamanouchi Pharmaceutical
                      Company, Ltd.                             Pharmaceuticals                               2,714,626
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Japan                                  48,355,233
---------------------------------------------------------------------------------------------------------------------------------------
Mexico (1.1%)
         50,430       Telefonos de Mexico SA de CV ADR          Telephone                                     2,720,068
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Mexico                                  2,720,068
---------------------------------------------------------------------------------------------------------------------------------------
Netherlands (13.9%)
         43,699       Gucci Group NV                            Retail-Specialty Apparel                      4,271,577
         65,938       ING Groep NV                              Banks-Major Regional                          4,522,932
        193,043       Koninklijke (Royal) KPN NV                Telephone                                     3,906,024
         62,163       Koninklijke Philips Electronics NV        Electronic Component Distributors             2,440,255
         51,961       KPNQwest NV*                              Telephone                                     1,257,512
        131,380       Royal Ahold NV                            Distribution-Food/Health                      3,812,103
         75,617       Unilever NV                               Foods                                         3,788,221
        133,881       VNU NV                                    Publishing                                    6,298,547
        106,850       Wolters Kluwer NV                         Publishing                                    2,402,019
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Netherlands                            32,699,190
---------------------------------------------------------------------------------------------------------------------------------------
Singapore (1.2%)
        236,000       DBS Group Holdings, Ltd.                  Banks-Major Regional                          2,782,797
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Singapore                               2,782,797
---------------------------------------------------------------------------------------------------------------------------------------
South Korea (1.9%)
         74,536       Korea Telecom Corporation ADR             Telephone-Cellular & Wireless                 2,748,515
         67,430       SK Telecom Company, Ltd. ADR              Telephone-Cellular & Wireless                 1,689,964
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total South Korea                             4,438,479
---------------------------------------------------------------------------------------------------------------------------------------
Spain (1.6%)
        195,274       Telefonica SA*                            Telephone                                     3,719,426
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Spain                                   3,719,426
---------------------------------------------------------------------------------------------------------------------------------------
Sweden (2.1%)
         80,685       Skandinaviska Enskilda Banken             Banks-Major Regional                            950,211
        303,364       Telefonaktiebolaget LM Ericsson AB        Telephone-Cellular & Wireless                 4,026,809
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Sweden                                  4,977,020
---------------------------------------------------------------------------------------------------------------------------------------
Switzerland (1.7%)
          2,630       Novartis AG                               Health Care-Drugs                            $3,988,660
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Switzerland                             3,988,660
---------------------------------------------------------------------------------------------------------------------------------------
Turkey (0.3%)
         56,449       Turkcell Iletisim Hizmetleri AS ADR       Telephone                                       617,411
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Turkey                                    617,411
---------------------------------------------------------------------------------------------------------------------------------------
United Kingdom (20.2%)
         89,017       AstraZeneca Group plc                     Pharmaceuticals                               4,186,526
        774,220       BAE SYSTEMS plc                           Aerospace/Defense                             4,418,012
        283,187       Cable and Wireless plc                    Telephone-Cellular & Wireless                 4,021,445
        102,690       COLT Telecom Group plc                    Telephone-Cellular & Wireless                 3,280,354
        544,025       Diageo plc                                Beverages-Non-Alcoholic                       5,146,396
        157,039       Glaxo Wellcome plc                        Pharmaceuticals                               4,517,123
        303,332       HSBC Holdings plc                         Banks-Regional                                4,333,944
        157,978       Railtrack Group plc                       Railroads                                     2,448,693
        604,792       Reed International plc                    Publishing                                    5,589,518
        424,200       Somerfield plc                            Retail-Food Chains                              471,197
        255,340       Telewest Communications plc*              TV, Radio, Cable                                423,589
      2,094,750       Vodafone Group plc                        Telephone-Cellular & Wireless                 8,736,996
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total United Kingdom                          47,573,793
---------------------------------------------------------------------------------------------------------------------------------------

                                                                Total Common Stocks
                                                                (cost basis $222,603,400)                    230,797,138
---------------------------------------------------------------------------------------------------------------------------------------

Principal Amount      Short-Term Investments (2.3%)             Interest Rate/1/          Maturity Date         Market Value
=======================================================================================================================================

     $5,300,000       United Parcel Service of America, Inc.       6.550%                11/1/2000            $5,300,000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Short-Term Investments
                                                                (amortized cost basis $5,300,000)              5,300,000
---------------------------------------------------------------------------------------------------------------------------------------

                                                                TOTAL INVESTMENTS (100.4%)
                                                                (amortized cost basis $227,903,400)          236,097,138
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Other Assets, Less Liabilities (-0.4%)          (909,549)
---------------------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Assets (100.0%)                   $235,187,589

*Non income-producing security
/1/ The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Capital Growth Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

   Shares  Common Stocks (90.5%)                Market Value
===================================================================

Basic Materials (0.2%)
     48,350  Corn Products International, Inc.     $1,214,794
    173,800  Eastman Chemical Company               7,451,675
-------------------------------------------------------------------
             Total Basic Materials                 8,666,469
-------------------------------------------------------------------

Capital Goods (6.4%)
    405,900  Dover Corporation                     17,225,381
  3,637,600  General Electric Company             199,385,950
    660,500  Herman Miller, Inc.                   17,255,563
    305,462  Honeywell International, Inc.         16,437,674
    105,200  PACCAR, Inc.                           4,424,975
    434,500  United Technologies Corporation       30,333,531
-------------------------------------------------------------------
             Total Capital Goods                  285,063,074
-------------------------------------------------------------------

Communication Services (3.2%)
    547,300  MediaOne Group, Inc. Convertible
             Securities                            22,678,744
    930,739  SBC Communications, Inc.              53,692,006
    280,300  Sprint Corporation                     7,147,650
    140,100  Sprint Corporation (PCS Group)*        5,341,312
    717,900  Verizon Communications                41,503,594
    481,400  WorldCom, Inc.*                       11,433,250
-------------------------------------------------------------------
             Total Communication Services        141,796,556
-------------------------------------------------------------------

Consumer Cyclicals (10.8%)
    347,700  Family Dollar Stores, Inc.             6,758,419
    352,800  Gannett Company, Inc.                 20,462,400
  1,439,200  Harley-Davidson, Inc.                 69,351,450
    463,800  New York Times Company                17,044,650
    771,300  Ross Stores, Inc.                     10,171,519
  2,218,600  Tiffany & Company                     94,706,487
    285,400  Tribune Company                       10,577,638
  4,072,800  Walgreen Company                     185,821,500
  1,573,700  Wal-Mart Stores, Inc.                 71,406,637
-------------------------------------------------------------------
             Total Consumer Cyclicals             486,300,700
-------------------------------------------------------------------

Consumer Staples (14.9%)
    275,200  Adelphia Communications
             Corporation*                           9,133,200
    415,100  Alberto-Culver Company                13,931,794
    278,100  Cablevision Systems Corporation*      20,718,450
  3,217,700  Comcast Corporation*                $131,121,275
  3,221,300  Cox Communications, Inc.*            141,938,531
    116,800  Dean Foods Company                     3,737,600
  1,332,800  General Mills, Inc.                   55,644,400
    397,900  Kimberly-Clark Corporation            26,261,400
  3,632,532  Liberty Media Group*                  65,385,576
  1,783,800  Philip Morris Companies, Inc.         65,331,675
    577,300  Safeway, Inc.*                        31,571,094
    765,500  Time Warner, Inc.                     58,109,105
  1,266,900  Walt Disney Company*                  45,370,856
-------------------------------------------------------------------
             Total Consumer Staples              668,254,956
-------------------------------------------------------------------

Energy (9.3%)
    331,600  Apache Corporation*                   18,341,625
    127,900  BJ Services Company*                   6,706,756
    677,400  BP Amoco plc ADR                      34,505,062
    241,200  Chevron Corporation                   19,808,550
    444,200  ENSCO International, Inc.             14,769,650
  2,166,900  EOG Resources, Inc.                   85,321,688
  1,162,000  Exxon Mobil Corporation              103,635,875
    289,300  Global Marine, Inc.*                   7,666,450
    401,700  Halliburton Company                   14,888,006
    551,100  Nabors Industries, Inc.*              28,050,990
    206,000  Noble Drilling Corporation*            8,561,875
    634,100  Precision Drilling Corporation*       18,151,113
    778,300  Royal Dutch Petroleum Company
             ADR                                   46,211,563
    116,000  Smith International, Inc.*             8,178,000
-------------------------------------------------------------------
             Total Energy                        414,797,203
-------------------------------------------------------------------

Financials (18.9%)
  1,288,500  American Express Company              77,310,000
  2,078,652  American International Group, Inc.   203,707,896
    125,600  Associates First Capital Corporation   4,662,900
    649,300  Bank of America Corporation           31,206,981
    752,300  CIGNA Corporation                     91,742,985
  1,432,133  Citigroup, Inc.                       75,365,999
    732,500  Fannie Mae                            56,402,500
    532,100  Household International, Inc.         26,771,281
    419,200  J.P. Morgan & Company, Inc.           69,377,600
  1,026,693  MBNA Corporation                      38,565,156
    566,000  MGIC Investment Corporation          $38,558,750
    774,400  Morgan Stanley Dean Witter &
             Company                               62,194,000
  1,029,000  National City Corporation             21,994,875
    202,200  Northern Trust Corporation            17,262,825
    250,640  Starwood Hotels & Resorts
             Worldwide, Inc.                        7,425,210
    207,100  State Street Corporation              25,833,654
-------------------------------------------------------------------
             Total Financials                    848,382,612
-------------------------------------------------------------------

Health Care (10.8%)
    386,300  Elan Corporation plc ADR*             20,063,456
    682,200  Johnson & Johnson                     62,847,675
    451,200  Medtronic, Inc.                       24,505,800
  1,617,000  Merck & Company, Inc.                145,428,938
  3,618,300  Pfizer, Inc.                         156,265,331
    703,400  Schering-Plough Corporation           36,356,988
    335,500  WellPoint Health Networks, Inc.*      39,232,531
-------------------------------------------------------------------
             Total Health Care                   484,700,719
-------------------------------------------------------------------

Technology (15.3%)
  5,776,400  ADC Telecommunications, Inc.*        123,470,550
     70,061  Agilent Technologies, Inc.*            3,244,700
    222,200  Arrow Electronics, Inc.*               7,110,400
  1,605,000  Automatic Data Processing, Inc.      104,826,562
  2,411,500  Cisco Systems, Inc.*                $129,919,563
    242,800  Computer Sciences Corporation*        15,296,400
    674,866  First Data Corporation                33,827,658
    302,800  Gateway, Inc.*                        15,627,508
    367,200  Hewlett-Packard Company               17,051,850
  1,671,100  Intel Corporation                     75,199,500
    845,900  Microsoft Corporation*                58,261,363
  1,274,100  Motorola, Inc.                        31,772,869
    387,600  National Data Corporation             14,777,250
  1,152,300  Tellabs, Inc.*                        57,542,981
-------------------------------------------------------------------
             Total Technology                    687,929,154
-------------------------------------------------------------------

Transportation (0.1%)
     92,700  CNF, Inc.                              2,473,931
-------------------------------------------------------------------
             Total Transportation                  2,473,931
-------------------------------------------------------------------

Utilities (0.6%)
    262,200  Columbia Energy Group                 18,862,012
    250,600  Entergy Corporation                    9,601,113
-------------------------------------------------------------------
             Total Utilities                      28,463,125
-------------------------------------------------------------------
             Total Common Stocks
             (cost basis $1,933,407,254)       4,056,828,499
-------------------------------------------------------------------

    Principal
      Amount     Short-Term Investments (9.3%)                   Interest Rate/1/         Maturity Date            Market Value
=======================================================================================================================================
   $24,676,000   American Express Credit Corporation              6.460-6.470%       11/30/2000-12/6/2000         $24,533,871
    26,001,000   American General Finance Corporation             6.450-6.470        11/3/2000-11/29/2000          25,940,266
    22,917,000   AT&T Corporation                                 6.460-6.510        11/8/2000-12/12/2000          22,786,073
    25,000,000   BellSouth Telecommunications, Inc.                     6.450        11/2/2000                     24,995,521
    13,597,000   CIT Group, Inc.                                        6.490        11/7/2000                     13,582,293
    19,132,000   Coca-Cola Company                                      6.450        11/17/2000                    19,077,155
    20,667,000   Countrywide Home Loans, Inc.                           6.520        11/9/2000-11/22/2000          20,622,100
    19,295,000   E.I. du Pont de Nemours & Company                      6.450        11/15/2000                    19,246,602
    25,000,000   Ford Motor Credit Company                        6.460-6.470        11/1/2000-12/1/2000           24,938,761
    25,000,000   General Electric Capital Corporation             6.450-6.460        12/11/2000-12/13/2000         24,815,599
    18,817,000   General Motors Acceptance Corporation            6.480-6.490        12/7/2000-12/8/2000           18,692,328
    25,000,000   Goldman Sachs Group, L.P.                              6.490        11/6/2000                     24,977,465
     9,900,000   Hershey Foods Corporation                              6.470        11/17/2000                     9,871,532
    24,760,000   Household Finance Corporation                    6.460-6.480        11/28/2000-12/5/2000          24,624,078
    15,090,000   International Business Machines Corporation            6.450        11/16/2000                    15,049,446
    13,000,000   MDU Resources Group, Inc.                              6.480        11/14/2000                    12,969,580
    24,458,000   Merrill Lynch & Company, Inc.                          6.470        11/8/2000-12/4/2000           24,397,029
    13,587,000   Motorola, Inc.                                         6.470        11/22/2000-11/27/2000         13,524,140

    Principal
        Amount   Short-Term Investments (9.3%)                  Interest Rate/1/       Maturity Date               Market Value
=======================================================================================================================================
    $5,006,000   SBC Communications, Inc.                              6.460%        12/28/2000                    $4,954,797
    25,000,000   Toyota Motor Credit Corporation                6.450-6.460          11/8/2000-12/14/2000          24,892,416
    23,780,000   Wisconsin Energy Corporation                          6.480         12/15/2000                    23,591,662
---------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Investments
                                                    (amortized cost basis $418,082,714)                          418,082,714
---------------------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS (99.8%)
                                                    (amortized cost basis $2,351,489,968)                     4,474,911,213
---------------------------------------------------------------------------------------------------------------------------------------
                                                    Other Assets, Less Liabilities (0.2%)                        10,390,536

                                                    Net Assets (100.0%)                                       $4,485,301,749

*Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Equity Income Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Shares     Common Stocks (93.0%)                Market Value
===================================================================

Basic Materials (5.2%)
   28,596  E.I. du Pont de Nemours and
           Company                               $1,297,544
   55,000  International Paper Company            2,014,375
  100,000  Plum Creek Timber Company, Inc.        2,593,750
  119,300  Southdown, Inc.                        8,455,387
  115,000  USX - U.S. Steel Group                 1,832,812
-------------------------------------------------------------------
           Total Basic Materials                16,193,868
-------------------------------------------------------------------

Capital Goods (7.8%)
   40,000  BFGoodrich Company                    1,637,500
   55,000  Emerson Electric Company               4,039,062
  135,250  Honeywell International, Inc.          7,278,141
   50,000  Pitney Bowes, Inc.                     1,484,375
   94,000  Tyco International, Ltd.               5,328,625
   62,000  United Technologies Corporation        4,328,375
-------------------------------------------------------------------
           Total Capital Goods                  24,096,078
-------------------------------------------------------------------

Communication Services (11.5%)
   94,616  AT&T Corporation                       2,193,909
    2,203  Avaya, Inc.*                              29,603
   90,000  Cable and Wireless plc ADR             3,875,625
  135,000  MediaOne Group, Inc. Convertible
           Securities                             5,594,062
  113,147  SBC Communications, Inc.               6,527,168
  106,000  Sprint Corporation                     2,703,000
  104,881  Telefonica SA ADR*                     6,076,543
   99,300  Verizon Communications                 5,740,781
   62,500  Vodafone Group plc ADR                 2,660,156
-------------------------------------------------------------------
           Total Communication Services         35,400,847
-------------------------------------------------------------------

Consumer Cyclicals (8.1%)
   52,000  Convergys Corporation*                 2,265,250
   77,200  CVS Corporation                        4,086,775
  154,774  Delphi Automotive Systems
           Corporation                            2,428,017
  157,812  Dollar General Corporation             2,446,086
   57,690  Ford Motor Company                     1,507,146
   14,000  Gannett Company, Inc.                   $812,000
   45,000  Home Depot, Inc.                       1,935,000
   84,000  Lowe's Companies, Inc.                 3,837,750
   97,000  Masco Corporation                      1,812,687
   28,000  New York Times Company                 1,029,000
   96,000  Target Corporation                     2,652,000
    4,321  Visteon Corporation                       76,424
-------------------------------------------------------------------
           Total Consumer Cyclicals             24,888,135
-------------------------------------------------------------------

Consumer Staples (3.8%)
   44,000  Albertson's, Inc.                      1,042,250
   96,000  Flowers Industries, Inc.               1,476,000
  105,000  Fox Entertainment Group, Inc.*         2,257,500
   43,000  H.J. Heinz Company                     1,803,313
   87,776  Liberty Media Group*                   1,579,968
   76,000  Ralston Purina Company                 1,843,000
   86,000  Sara Lee Corporation                   1,854,375
-------------------------------------------------------------------
           Total Consumer Staples               11,856,406
-------------------------------------------------------------------

Energy (14.3%)
   79,000  BJ Services Company*                  4,142,563
  178,191  Conoco, Inc., Class B                  4,844,568
   98,000  EOG Resources, Inc.                    3,858,750
   74,000  Halliburton Company                    2,742,625
   83,000  Nabors Industries, Inc.*               4,224,700
  111,000  Noble Drilling Corporation*            4,613,437
  118,000  Phillips Petroleum Company             7,286,500
  123,000  Precision Drilling Corporation*        3,520,875
   97,000  Texaco, Inc.                           5,729,062
  100,000  Valero Energy Corporation              3,306,250
-------------------------------------------------------------------
           Total Energy                         44,269,330
-------------------------------------------------------------------

Financials (20.4%)
   81,900  Bank One Corporation                   2,989,350
   54,000  Bank of America Corporation            2,595,375
   74,000  Bank of New York Company, Inc.         4,259,625
   90,000  Chase Manhattan Corporation            4,095,000
   40,000  CIGNA Corporation                      4,878,000
  129,333  Citigroup, Inc.                       $6,806,149
   40,000  Crescent Real Estate Equities
           Company                                  805,000
   52,000  Duke-Weeks Realty Corporation          1,231,750
   25,000  Equity Residential Properties Trust    1,176,563
   95,000  Fannie Mae                             7,315,000
  111,000  First Industrial Realty Trust, Inc.    3,427,125
   77,000  FleetBoston Financial Corporation      2,926,000
  122,000  Freddie Mac                            7,320,000
   75,000  Mellon Financial Corporation           3,618,750
   39,000  Simon Property Group, Inc.               870,187
   53,000  Torchmark Corporation                  1,765,563
  102,000  Wells Fargo & Company                  4,723,875
   27,000  XL Capital, Ltd.                       2,075,625
-------------------------------------------------------------------
           Total Financials                     62,878,937
-------------------------------------------------------------------

Health Care (5.8%)
   25,000  ALZA Corporation*                     2,023,438
   56,000  Baxter International, Inc.*            4,602,500
   30,000  Elan Corporation plc ADR*              1,558,125
   29,000  Johnson & Johnson                      2,671,625
   99,000  Pfizer, Inc.                           4,275,562
  125,000  Serono SA ADR*                         2,828,125
-------------------------------------------------------------------
           Total Health Care                    17,959,375
-------------------------------------------------------------------

Technology (6.1%)
  102,000  ADC Telecommunications, Inc.*          2,180,250
   40,000  CIENA Corporation*                     4,205,000
   48,000  Corning, Inc.                          3,672,000
   78,000  First Data Corporation                $3,909,750

   38,000  International Business Machines
           Corporation                            3,743,000
   26,444  Lucent Technologies, Inc.                616,476
   52,000  Parametric Technology Company*           640,250
-------------------------------------------------------------------
           Total Technology                     18,966,726
-------------------------------------------------------------------

Utilities (10.0%)
   36,000  Ameren Corporation                     1,431,000
   43,800  American Electric Power Company,
           Inc.                                   1,817,700
   64,000  CMS Energy Corporation                 1,728,000
   22,650  Consolidated Edison, Inc.                796,997
   48,000  Dominion Resources, Inc.               2,859,000
   65,000  Edison International                   1,551,875
   60,000  National Fuel Gas Company              3,217,500
   34,995  NSTAR                                  1,353,869
   56,000  PG&E Corporation                       1,508,500
   67,000  Pinnacle West Capital Corporation      2,910,313
   96,000  Questar Corporation                    2,598,000
   87,000  TXU Corporation                        3,224,437
   72,000  Williams Companies, Inc.               3,010,500
  113,305  Xcel Energy, Inc.                      2,896,359
-------------------------------------------------------------------
           Total Utilities                      30,904,050
-------------------------------------------------------------------

           Total Common Stocks
           (cost basis $232,746,816)           287,413,752
-------------------------------------------------------------------

Principal                                                        Interest
  Amount     Long-Term Fixed Income Investments (0.7%)             Rate                 Maturity Date        Market Value
===================================================================================================================================

  $500,000   U.S. Treasury Bonds                                   7.500%                 11/15/2016             $575,888
 1,650,000   Texas Utilities Electric Bonds                        9.750                  5/1/2021              1,750,412
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Long-Term Fixed Income Investments
                                                       (amortized cost basis $2,390,175)                       2,326,300
-----------------------------------------------------------------------------------------------------------------------------------

Principal
  Amount     Short-Term Investments (6.2%)                  Interest Rate/1/          Maturity Date            Market Value
===================================================================================================================================
$4,583,000   AT&T Corporation                                     6.560%             11/6/2000                 $4,578,824
 5,578,000   Countrywide Home Loans, Inc.                   6.520-6.580              11/3/2000-11/7/2000        5,573,587
 5,395,000   General Motors Acceptance Corporation                6.450              11/1/2000                  5,395,000
 3,530,000   Gillette Company                                     6.460              11/2/2000                  3,529,367
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Short-Term Investments
                                                       (amortized cost basis $19,076,778)                     19,076,778
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (99.9%)
                                                       (amortized cost basis $254,213,769)                   308,816,830
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Other Assets, Less Liabilities (0.1%)                     293,108
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Net Assets (100.0%)                            $309,109,938

* Non income-producing security
/1/ The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Balanced Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Shares     Common Stocks (49.9%)                Market Value
===================================================================

Basic Materials (0.1%)
    1,800  Corn Products International, Inc.        $45,225
    6,500  Eastman Chemical Company                 278,688
-------------------------------------------------------------------
           Total Basic Materials                    323,913
-------------------------------------------------------------------

Capital Goods (3.5%)
   15,100  Dover Corporation                        640,806
  135,700  General Electric Company               7,438,056
   24,600  Herman Miller, Inc.                      642,675
   11,387  Honeywell International, Inc.            612,763
    3,900  PACCAR, Inc.                             164,044
   16,200  United Technologies Corporation        1,130,963
-------------------------------------------------------------------
           Total Capital Goods                   10,629,307
-------------------------------------------------------------------

Communication Services (1.7%)
   18,500  MediaOne Group, Inc. Convertible
           Securities                               766,594
   34,699  SBC Communications, Inc.               2,001,698
   10,500  Sprint Corporation                       267,750
    5,200  Sprint Corporation (PCS Group)*          198,250
   26,800  Verizon Communications                 1,549,375
   18,000  WorldCom, Inc.*                          427,500
-------------------------------------------------------------------
           Total Communication Services           5,211,167
-------------------------------------------------------------------

Consumer Cyclicals (6.0%)
   13,000  Family Dollar Stores, Inc.               252,687
   13,200  Gannett Company, Inc.                    765,600
   53,700  Harley-Davidson, Inc.                  2,587,669
   17,300  New York Times Company                   635,775
   28,700  Ross Stores, Inc.                        378,481
   82,800  Tiffany & Company                      3,534,525
   10,600  Tribune Company                          392,863
  152,000  Walgreen Company                       6,935,000
   58,700  Wal-Mart Stores, Inc.                  2,663,513
-------------------------------------------------------------------
           Total Consumer Cyclicals              18,146,113
-------------------------------------------------------------------

Consumer Staples (8.2%)
   10,300  Adelphia Communications
           Corporation*                             341,831
   15,500  Alberto-Culver Company                   520,219
   10,400  Cablevision Systems Corporation*        $774,800
  120,000  Comcast Corporation*                   4,890,000
  120,200  Cox Communications, Inc.*              5,296,313
    4,400  Dean Foods Company                       140,800
   49,700  General Mills, Inc.                    2,074,975
   14,800  Kimberly-Clark Corporation               976,800
  135,500  Liberty Media Group*                   2,439,000
   66,600  Philip Morris Companies, Inc.          2,439,225
   21,500  Safeway, Inc.*                         1,175,781
   28,600  Time Warner, Inc.                      2,171,026
   47,300  Walt Disney Company*                   1,693,931
-------------------------------------------------------------------
           Total Consumer Staples                24,934,701
-------------------------------------------------------------------

Energy (5.1%)
   12,400  Apache Corporation*                      685,875
    4,800  BJ Services Company*                     251,700
   25,300  BP Amoco plc ADR                       1,288,719
    9,000  Chevron Corporation                      739,125
   16,600  ENSCO International, Inc.                551,950
   80,800  EOG Resources, Inc.                    3,181,500
   43,400  Exxon Mobil Corporation                3,870,738
   10,800  Global Marine, Inc.*                     286,200
   15,000  Halliburton Company                      555,938
   20,600  Nabors Industries, Inc.*               1,048,540
    7,700  Noble Drilling Corporation*              320,031
   23,700  Precision Drilling Corporation*          678,412
   29,000  Royal Dutch Petroleum Company
           ADR                                    1,721,875
    4,300  Smith International, Inc.*               303,150
-------------------------------------------------------------------
           Total Energy                          15,483,753
-------------------------------------------------------------------

Financials (10.5%)
   48,100  American Express Company               2,886,000
   77,512  American International Group, Inc.     7,596,176
    4,700  Associates First Capital Corporation     174,488
   24,200  Bank of America Corporation            1,163,113
   28,100  CIGNA Corporation                      3,426,795
   53,466  Citigroup, Inc.                        2,813,648
   27,300  Fannie Mae                             2,102,100
   19,900  Household International, Inc.          1,001,219
   15,600  J.P. Morgan & Company, Inc.           $2,581,800
   38,300  MBNA Corporation                       1,438,644
   21,100  MGIC Investment Corporation            1,437,437
   28,900  Morgan Stanley Dean Witter &
           Company                                2,321,031
   38,400  National City Corporation                820,800
    7,500  Northern Trust Corporation               640,312
    9,308  Starwood Hotels & Resorts
           Worldwide, Inc.                          275,749
    7,700  State Street Corporation                 960,498
-------------------------------------------------------------------
           Total Financials                      31,639,810
-------------------------------------------------------------------

Health Care (6.0%)
   14,400  Elan Corporation plc ADR*                747,900
   25,500  Johnson & Johnson                      2,349,188
   16,800  Medtronic, Inc.                          912,450
   60,300  Merck & Company, Inc.                  5,423,231
  135,000  Pfizer, Inc.                           5,830,312
   26,200  Schering-Plough Corporation            1,354,212
   12,500  WellPoint Health Networks, Inc.*       1,461,719
-------------------------------------------------------------------
           Total Health Care                     18,079,012
-------------------------------------------------------------------

Technology (8.3%)
  195,600  ADC Telecommunications, Inc.*          4,180,950
    2,626  Agilent Technologies, Inc.*              121,617
    8,300  Arrow Electronics, Inc.*                 265,600
   59,900  Automatic Data Processing, Inc.       $3,912,219
   90,000  Cisco Systems, Inc.*                   4,848,750
    9,100  Computer Sciences Corporation*           573,300
   25,200  First Data Corporation                 1,263,150
   11,300  Gateway, Inc.*                           583,193
   13,800  Hewlett-Packard Company                  640,837
   62,300  Intel Corporation                      2,803,500
   31,600  Microsoft Corporation*                 2,176,450
   47,500  Motorola, Inc.                         1,184,531
   14,500  National Data Corporation                552,812
   43,000  Tellabs, Inc.*                         2,147,313
-------------------------------------------------------------------
           Total Technology                      25,254,222
-------------------------------------------------------------------

Transportation (0.1%)
    3,500  CNF, Inc.                                 93,406
-------------------------------------------------------------------
           Total Transportation                      93,406
-------------------------------------------------------------------

Utilities (0.4%)
    9,800  Columbia Energy Group                    704,988
    9,300  Entergy Corporation                      356,306
-------------------------------------------------------------------
           Total Utilities                        1,061,294
-------------------------------------------------------------------

           Total Common Stocks
           (cost basis $118,908,735)           $150,856,698
-------------------------------------------------------------------

    Principal                                                                         Interest       Maturity        Market
        Amount   Long-Term Fixed Income Investments (33.3%)                             Rate           Date           Value
=======================================================================================================================================
Asset-Backed Securities (2.7%)
    $1,000,000   Bear Stearns Commercial Mortgage Securities Series 2000-WF2
                 Class A1                                                              7.110%       9/15/2009      $1,004,629
     1,000,000   EQCC Home Equity Loan Trust Series 1997-3 Class A7                    6.930        2/15/2029         959,244
     1,000,000   Green Tree Financial Corporation Series 1999-5 Class A4               7.330        4/1/2031          998,320
     1,500,000   Green Tree Financial Corporation Series 1998-1 Class A6               6.330        11/1/2029       1,421,895
       900,000   Harley-Davidson Eaglemark Motorcycle Trust Series 1999-1
                 Class Certificates                                                    6.710        1/15/2007         880,200
     2,000,000   Morgan Stanley Dean Witter Capital, Inc. Series 2000-LIF2 Class
                 A1                                                                    6.960        7/15/2008       1,997,344
     1,000,000   Vanderbilt Mortgage Finance Series 2000-B Class IA2                   8.045        7/7/2012        1,020,660
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Asset-Backed Securities                            8,282,292
---------------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Investments (1.8%)
     1,000,000   First Union National Bank Commercial Mortgage Trust Series
                 1999-C4 Class A2                                                      7.390        11/15/2009      1,016,776
       969,993   Heller Financial Commercial Mortgage Asset Series 2000-PH1
                 Class A1                                                              7.715        9/15/2008         997,970
      $972,450   J.P. Morgan Commercial Mortgage Finance Corporation Series
                 2000-C9 Class A1                                                      7.590%       10/15/2032       $994,020
     1,300,000   Nationslink Funding Corporation Series 1999-2 Class A3                7.181        12/20/2006      1,310,031
     1,000,000   Residential Asset Securities Corporation Series 2000-KS1 Class AI4    8.040        10/25/2008      1,015,270
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Collateralized Mortgage Investments                5,334,067
---------------------------------------------------------------------------------------------------------------------------------------

Finance (2.5%)
     1,000,000   Cabot Industrial Properties, L.P.                                     7.125        5/1/2004          979,934
     1,500,000   Comdisco, Inc.                                                        5.950        4/30/2002       1,125,330
     1,000,000   EOP Operating, L.P.                                                   6.800        1/15/2009         932,200
     1,000,000   First Security Corporation                                            6.875        11/15/2006        983,299
     2,600,000   Mack-Cali Realty, L.P.                                                7.000        3/15/2004       2,528,451
     1,000,000   Sun Communities Operating, L.P.                                       7.375        5/1/2001          998,285
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Finance                                            7,547,499
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Goods (0.4%)
     1,100,000   ConAgra, Inc.                                                         7.500        9/15/2005       1,109,733
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Consumer Goods                          1,109,733
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Energy (2.8%)
     1,000,000   Alberta Energy Company, Ltd.                                          7.650        9/15/2010       1,006,663
     1,165,000   Coastal Corporation                                                   6.500        5/15/2006       1,120,800
     1,000,000   El Paso Energy Corporation                                            6.750        5/15/2009         950,411
     1,500,000   Enron Corporation                                                     6.400        7/15/2006       1,442,677
     1,000,000   Enterprise Products Operating, L.P.                                   8.250        3/15/2000       1,020,461
     1,000,000   Petroleum Geo-Services ASA                                            6.650        3/30/2008         934,138
     1,000,000   Tosco Corporation                                                     7.250        1/1/2007          991,960
     1,000,000   USX Corporation                                                       6.650        2/1/2006          968,246
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Energy                                  8,435,356
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Manufacturing (0.5%)
     1,500,000   International Paper Company2                                          8.125        7/8/2005        1,535,238
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Manufacturing                           1,535,238
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Services (2.9%)
     1,000,000   Clear Channel Communications, Inc.                                    7.875        6/15/2005       1,008,578
     1,000,000   Continental Cablevision, Inc.                                         8.875        9/15/2005       1,060,631
     1,000,000   Equifax, Inc.                                                         6.300        7/1/2005          965,868
     1,000,000   Guidant Corporation                                                   6.150        2/15/2006         934,123
     1,700,000   News America Holdings                                                 8.500        2/15/2005       1,771,861
     1,000,000   Time Warner, Inc.                                                     8.110        8/15/2006       1,036,194
     2,000,000   Waste Management, Inc.                                                6.000        5/15/2001       1,965,000
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Services                                8,742,255
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Transportation (0.4%)
     1,400,000   American Airlines, Inc.                                               7.024        10/15/2009      1,363,642
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Transportation                          1,363,642
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agencies (9.1%)
      $987,410   Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass Through       8.000%       6/1/2030       $1,000,948
     1,919,740   Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass Through       7.500        12/1/2029       1,919,913
     1,914,819   Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass Through       7.000        10/1/2029       1,879,337
     1,750,000   Federal National Mortgage Association                                 7.250        5/15/2030       1,849,647
     1,750,000   Federal National Mortgage Association                                 7.125        6/15/2010       1,804,241
     1,804,368   Federal National Mortgage Association 15 Yr. Pass Through             5.500        1/1/2014        1,703,052
     1,939,107   Federal National Mortgage Association 30 Yr. Pass Through             8.000        6/1/2030        1,963,268
     2,654,789   Federal National Mortgage Association 30 Yr. Pass Through             8.000        2/1/2030        2,688,160
     2,969,852   Federal National Mortgage Association 30 Yr. Pass Through             7.500        8/1/2030        2,965,724
     1,994,305   Federal National Mortgage Association 30 Yr. Pass Through             7.500        8/1/2030        1,991,532
     3,611,564   Federal National Mortgage Association 30 Yr. Pass Through             7.500        3/1/2030        3,606,544
     2,392,263   Federal National Mortgage Association 30 Yr. Pass Through             7.500        1/1/2030        2,390,181
     1,896,298   Federal National Mortgage Association 30 Yr. Pass Through             7.000        9/1/2029        1,859,738
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total U.S. Government Agencies                          27,622,285
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities (4.4%)
     5,000,000   U.S. Treasury Bonds                                                   8.750        5/15/2017       6,424,000
     4,250,000   U.S. Treasury Bonds                                                   7.250        5/15/2016       4,782,453
     1,500,000   U.S. Treasury Bonds                                                  12.000        8/15/2013       2,051,848
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total U.S. Treasury Securities                          13,258,301
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (5.8%)
     1,300,000   Arizona Public Service Company                                        6.250        1/15/2005       1,248,255
     1,000,000   Cable & Wireless Optus Finance Property, Ltd.2                        8.000        6/22/2010       1,039,020
     1,000,000   CSW Investments2                                                      7.450        8/1/2006          956,729
     1,000,000   Edison Mission Holdings Company                                       8.137        10/1/2019         977,860
     1,000,000   Enogex, Inc.2                                                         8.125        1/15/2010       1,005,568
     1,500,000   LCI International, Inc.                                               7.250        6/15/2007       1,466,910
     1,500,000   NRG Northeast Generating LLC2                                         8.842        6/15/2015       2,009,080
     2,000,000   NRG Northeast Generating LLC2                                         8.065        12/15/2004      1,549,770
     1,500,000   ONEOK, Inc.                                                           7.750        8/15/2006       1,519,276
     1,000,000   Sierra Pacific Resources                                              8.750        5/15/2005       1,030,994
     1,000,000   Sprint Capital Corporation                                            6.375        5/1/2009          898,130
     1,500,000   TXU Eastern Funding Company                                           6.450        5/15/2005       1,415,361
     1,490,000   UtiliCorp United, Inc.                                                7.625        11/15/2009      1,440,350
     1,000,000   Vodafone Group plc2                                                   7.750        2/15/2010       1,018,390
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Utilities                                         17,575,693
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Long-Term Fixed-Income Investments
                                                           (amortized cost basis $100,351,718)                    100,806,361
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                          Interest            Maturity                  Market
    Amount   Short-Term Investments (16.1%)                          Rate1               Date                     Value
===================================================================================================================================

$4,411,000   American Express Credit Corporation                        6.480%     11/13/2000                  $4,401,472
 3,806,000   American General Finance Corporation                       6.500      11/14/2000                   3,797,066
 4,836,000   AT&T Corporation                                    6.560-6.570       11/14/2000-11/16/2000        4,823,297
 6,000,000   Countrywide Home Loans, Inc.                        6.480-6.520       11/2/2000-11/9/2000          5,996,172
 4,645,000   Ford Motor Credit Company                                  6.480      11/3/2000                    4,643,328
 6,000,000   General Electric Capital Corporation                       6.470      11/1/2000                    6,000,000
 4,605,000   General Motors Acceptance Corporation                      6.490      11/7/2000                    4,600,019
 5,310,000   Goldman Sachs Group, L.P.                                  6.490      11/6/2000                    5,305,214
 3,686,000   Household Finance Corporation                              6.480      11/8/2000                    3,681,356
 5,508,000   Wisconsin Energy Corporation                               6.490      11/17/2000                   5,492,112
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Short-Term Investments
                                                       (amortized cost basis $48,740,036)                      48,740,036
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (99.3%)
                                                       (amortized cost basis $268,000,489)                    300,403,095
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Other Assets, Less Liabilities (0.7%)                    2,172,767
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Net Assets (100.0%)                                  $302,575,862

*Non-income producing security.
.
/1/ The interest rate reflects the discount rate at the date of purchase.
/2/ 144A security

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Index Fund II

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks capital growth that tracks the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the Index.

   Shares  Common Stocks (99.7%)                Market Value
===============================================================

Basic Materials (3.4%)
      400  A.M. Castle & Company                     $3,950
      600  Arch Chemicals, Inc.                      11,662
      900  Birmingham Steel Corporation*              2,194
    1,000  Buckeye Technologies, Inc.*               17,125
      800  Cambrex Corporation                       31,950
      700  Caraustar Industries, Inc.                 7,044
      400  ChemFirst, Inc.                            9,200
      400  Chesapeake Corporation                     7,850
      300  Cleveland-Cliffs, Inc.                     6,187
      400  Commercial Metals Company                 10,900
      400  Commonwealth Industries, Inc.              2,325
    1,000  Corn Products International, Inc.         25,125
    1,100  Delta and Pine Land Company               26,881
      300  Deltic Timber Corporation                  5,831
    1,300  DIMON, Inc.                                3,981
      600  Florida Rock Industries, Inc.             23,325
    1,000  Georgia Gulf Corporation                  13,375
      400  IMCO Recycling, Inc.                       2,225
      800  Lilly Industries, Inc.                    24,000
      900  MacDermid, Inc.                           19,350
      400  Material Sciences Corporation*             4,050
      700  Mississippi Chemical Corporation           3,150
      800  OM Group, Inc.                            37,000
    1,100  Omnova Solutions, Inc.                     6,188
      200  Penford Corporation                        2,550
    2,900  PolyOne Corporation                       22,838
      400  Pope & Talbot, Inc.                        6,225
      200  Quaker Chemical Corporation                3,437
      400  Quanex Corporation                         7,925
      300  Republic Group, Inc.                       5,644
    1,400  Steel Dynamics, Inc.*                     16,800
      300  Steel Technologies, Inc.                   1,650
      600  Texas Industries, Inc.                    13,988
---------------------------------------------------------------
           Total Basic Materials                   385,925
---------------------------------------------------------------

Capital Goods (14.3%)
      800  AAR Corporation                            9,550
      300  Alliant Techsystems, Inc.*                26,981
      200  Amcast Industrial Corporation              2,000
      700  A.O. Smith Corporation                     9,888
    1,000  AptarGroup, Inc.                          20,688
    1,200  Artesyn Technologies, Inc.*              $48,750
      500  Astec Industries, Inc.*                    5,156
    1,000  Baldor Electric Company                   19,875
      500  Barnes Group, Inc.                         9,625
      700  B/E Aerospace, Inc.*                      11,550
      700  Belden, Inc.                              18,156
      600  Benchmark Electronics, Inc.*              24,150
      600  Black Box Corporation*                    39,525
      800  BMC Industries, Inc.                       4,750
      700  Brady Corporation                         21,700
      400  Brush Engineered Materials, Inc.           8,175
      100  Butler Manufacturing Company               2,462
      800  C&D Technologies, Inc.                    47,300
    1,000  C-COR.net Corporation*                    15,625
      900  Checkpoint Systems, Inc.*                  7,144
      700  CLARCOR, Inc.                             13,388
    1,300  Cognex Corporation*                       43,550
      600  Cohu, Inc.                                 9,487
      900  CTS Corporation                           38,644
      400  CUNO, Inc.*                               10,150
      700  Dionex Corporation*                       22,706
    1,300  Dycom Industries, Inc.*                   48,913
      900  Electro Scientific Industries, Inc.*      31,444
      500  Esterline Technologies Corporation*       11,156
      400  Flow International Corporation*            5,000
    1,200  Foster Wheeler Corporation                 8,850
      400  Gardner Denver, Inc.*                      7,350
    1,200  GenCorp, Inc.                             10,050
      700  Graco, Inc.                               25,156
      800  Griffon Corporation*                       6,100
    1,100  Harman International Industries, Inc.     52,800
    1,000  IDEX Corporation                          32,250
      800  Insituform Technologies, Inc.*            28,550
      200  Insteel Industries, Inc.                     687
      409  Intermagnetics General Corporation*       10,481
      400  Ionics, Inc.*                              8,375
      400  Itron, Inc.*                               2,350
    1,300  JLG Industries, Inc.                      18,119
      700  Kaman Corporation                         10,150
    2,600  KEMET Corporation*                        72,475
      200  Lawson Products, Inc.                      5,425
      300  Lindsay Manufacturing Company              6,300
      400  Lydall, Inc.*                             $4,225
      700  Manitowoc Company, Inc.                   19,031
    1,000  Milacron, Inc.                            15,937
    1,000  Mueller Industries, Inc.*                 23,313
      640  Myers Industries, Inc.                     8,480
      100  Nashua Corporation                           581
      400  New England Business Service, Inc.         6,950
    1,100  Orbital Sciences Corporation*              8,731
      400  Park Electrochemical Corporation          26,425
    1,300  Paxar Corporation                         10,644
    1,300  Plexus Corporation*                       81,981
      600  Regal-Beloit Corporation                  10,050
      800  Reliance Steel & Aluminum Company         19,000
      300  Robbins & Myers, Inc.                      7,256
    1,000  Roper Industries, Inc.                    35,000
      600  RTI International Metals, Inc.*            8,700
      500  School Specialty, Inc.*                    7,688
      500  Scott Technologies, Inc.*                 11,500
    1,000  SLI, Inc.                                  8,250
      500  Speciality Equipment Companies, Inc.*     15,156
      400  SPS Technologies, Inc.*                   20,650
      900  Standard Register Company                 10,800
      300  Standex International Corporation          5,494
    1,100  Stillwater Mining Company*                31,900
      500  Technitrol, Inc.                          55,438
      900  Teledyne Technologies, Inc.*              22,556
      400  TETRA Technologies, Inc.*                  5,775
      400  Thomas Industries, Inc.                    8,400
      700  Three-Five Systems, Inc.*                 24,150
    1,100  Tredegar Corporation                      20,969
    1,000  United Stationers, Inc.*                  30,063
      400  URS Corporation*                           5,125
    1,100  Valence Technology, Inc.*                 15,331
      700  Valmont Industries, Inc.                  14,262
    1,300  Vicor Corporation*                        70,200
    1,500  Washington Group International, Inc.*     15,750
      800  Watsco, Inc.                               7,536
      700  Watts Industries, Inc.                     7,831
      300  Wolverine Tube, Inc.*                      4,087
      500  ZixIt Corporation*                        12,219
---------------------------------------------------------------
           Total Capital Goods                   1,610,390
---------------------------------------------------------------

Communication Services (1.0%)
      900  Aeroflex, Inc.*                           53,550
      700  Aware, Inc.*                              21,656
    1,500  General Communication, Inc.*              11,719
    1,000  Pac-West Telecomm, Inc.*                   8,688
    2,300  Talk.com, Inc.*                            7,116
      500  TelCom Semiconductor, Inc.*                7,031
---------------------------------------------------------------
           Total Communication Services            109,760
---------------------------------------------------------------

Consumer Cyclicals (18.1%)
      300  4Kids Entertainment, Inc.*                $4,331
    1,000  99 Cents Only Stores*                     22,438
      500  Aaron Rents, Inc.                          8,375
      600  ABM Industries, Inc.                      16,762
      400  Action Performance Companies, Inc.*          950
      700  ADVO, Inc.*                               25,769
      800  Ames Department Stores, Inc.*              3,150
      400  Anchor Gaming*                            33,975
      200  Angelica Corporation                       1,775
      900  AnnTaylor Stores Corporation*             27,000
      800  Apogee Enterprises, Inc.                   4,200
      600  Applica, Inc.*                             3,038
      600  Applied Industrial Technologies, Inc.     10,163
      500  A.T. Cross Company*                        2,406
      700  Arctic Cat, Inc.                           8,969
      400  Ashworth, Inc.*                            2,950
    1,200  Aztar Corporation*                        18,150
      300  Bassett Furniture Industries, Inc.         3,787
    1,000  Bombay Company, Inc.*                      2,500
      500  Books-A-Million, Inc.*                     1,250
      500  Brown Shoe Company, Inc.                   4,906
      300  Building Materials Holding Corporation*    2,625
    1,300  Burlington Coat Factory Warehouse
           Corporation                               20,475
    1,400  Casey's General Stores, Inc.              17,500
    1,700  Catalina Marketing Corporation*           66,725
      700  Cato Corporation                           8,400
    1,100  Central Parking Corporation               21,106
    1,100  Cerner Corporation*                       68,131
    1,400  Champion Enterprises, Inc.*                5,425
      300  Chemed Corporation                         9,862
      600  Chico's FAS, Inc.*                        19,425
    1,300  ChoicePoint, Inc.*                        66,544
      400  Coachmen Industries, Inc.                  3,350
      700  Cone Mills Corporation*                    2,931
      600  Constellation Brands, Inc.*               29,250
    1,600  Copart, Inc.*                             24,100
      600  Cost Plus, Inc.*                          16,800
      200  CPI Corporation                            4,038
      400  Cyrk, Inc.*                                1,550
      100  DAMARK International, Inc.*                1,275
      400  Department 56, Inc.*                       5,675
      500  Discount Auto Parts, Inc.*                 3,594
      300  Dixie Group, Inc.*                           956
      500  Dress Barn, Inc.*                         12,531
    2,035  D.R. Horton, Inc.                         37,647
      500  Elcor Corporation                          7,781
      400  Enesco Group, Inc.*                        2,700
    1,100  Ethan Allen Interiors, Inc.               32,175
      400  Factory 2-U Stores, Inc.*                $12,775
    1,000  Fedders Corporation                        4,250
      900  Fleetwood Enterprises, Inc.               11,869
      600  Footstar, Inc.*                           21,525
      900  Fossil, Inc.*                             11,756
      600  Franklin Covey Company*                    4,800
      500  F.Y.I., Inc.*                             20,063
      600  G&K Services, Inc.                        16,575
    2,200  Gentex Corporation*                       54,450
      900  Goody's Family Clothing, Inc.*             3,234
      300  Gottschalks, Inc.*                         1,462
      600  Group 1 Automotive, Inc.*                  5,962
      700  Gymboree Corporation*                      6,256
      100  Haggar Corporation                         1,300
    1,900  HA-LO Industries, Inc.*                    7,363
      500  Hancock Fabrics, Inc.                      2,188
      800  Hartmarx Corporation*                      2,100
      300  Huffy Corporation*                         3,000
      700  Hughes Supply, Inc.                       13,125
      800  Information Resources, Inc.*               4,250
    1,250  Insight Enterprises, Inc.*                40,625
      300  Insurance Auto Auctions, Inc.*             3,600
    1,500  Interface, Inc.                           13,688
      700  Intermet Corporation                       5,250
      500  JAKKS Pacific, Inc.*                       4,406
      400  J. Baker, Inc.                             1,562
      500  Jo-Ann Stores, Inc.*                       3,250
      500  K2, Inc.*                                  4,750
      700  Kellwood Company                          13,606
      600  Kroll-O'Gara Company*                      3,525
      300  K-Swiss, Inc.                              8,250
    1,800  La-Z-Boy, Inc.                            28,350
    1,600  Lennox International, Inc.                12,700
      400  Libbey, Inc.                              10,900
      200  Lillian Vernon Corporation                 1,850
    1,200  Linens 'n Things, Inc.*                   36,900
    1,300  MascoTech, Inc.                           21,694
      500  Mayor's Jewelers, Inc.*                    1,813
      600  M.D.C. Holdings, Inc.                     16,425
      400  Meade Instruments Corporation*             7,325
    1,200  Men's Wearhouse, Inc.*                    35,100
    1,000  Michaels Stores, Inc.*                    24,312
      400  Midas, Inc.                                5,550
    1,100  Midway Games, Inc.*                        8,525
      500  Monaco Coach Corporation*                  8,531
      300  National Presto Industries, Inc.*          9,113
      900  Nautica Enterprises, Inc.*                11,363
      300  NVR, Inc.*                                31,020
    1,500  O'Reilly Automotive, Inc.*                27,000
      300  OshKosh B'Gosh, Inc.                      $4,800
      200  Oxford Industries, Inc.                    3,500
      900  Pacific Sunwear of California, Inc.*      18,450
      700  Pegasus Solutions, Inc.*                  11,944
      900  Penton Media, Inc.                        27,506
    1,600  Pep Boys-Manny, Moe & Jack                 7,200
      800  Phillips-Van Heusen Corporation            9,500
    2,900  Pier 1 Imports, Inc.                      38,425
      700  Pinnacle Entertainment, Inc.*             15,969
      800  Polaris Industries, Inc.                  27,800
      700  Pre-Paid Legal Services, Inc.*            30,713
    1,500  Profit Recovery Group International,
           Inc.*                                      8,063
      600  Quiksilver, Inc.*                         11,475
    1,200  Regis Corporation                         18,150
      400  Royal Appliance Manufacturing
           Company*                                   2,300
      600  Russ Berrie and Company, Inc.             13,612
      400  Ryland Group, Inc.                        12,900
      400  Salton, Inc.*                              9,150
      900  Scotts Company*                           32,175
      500  SCP Pool Corporation*                     12,938
      600  Shaw Group, Inc.*                         48,900
      800  ShopKo Stores, Inc.*                       5,100
      500  Simpson Industries, Inc.                   5,906
      400  Simpson Manufacturing Company,
           Inc.*                                     17,050
      200  Skyline Corporation                        4,338
      300  Spartan Motors, Inc.*                        750
      300  Standard Motor Products, Inc.              2,512
      800  Standard Pacific Corporation              15,000
    1,300  Stein Mart, Inc.*                         20,150
    1,300  Stride Rite Corporation                    6,987
      800  Sturm, Ruger & Company, Inc.               6,750
      600  TBC Corporation*                           2,925
    1,000  Tenneco Automotive, Inc.                   4,313
    1,300  Tetra Tech, Inc.*                         45,175
      400  Thomas Nelson, Inc.                        2,675
      300  Thor Industries, Inc.                      6,000
    1,300  Timberland Company*                       67,113
      600  Titan International, Inc.                  2,737
    1,100  Toll Brothers, Inc.*                      35,750
      400  Toro Company                              14,000
    1,400  Tower Automotive, Inc.*                   15,400
      600  Universal Forest Products, Inc.            8,100
      600  Wabash National Corporation                4,800
      400  WD-40 Company                              8,750
      400  Wet Seal, Inc.*                            7,500
      600  Winnebago Industries, Inc.                 6,900
    1,200  Wolverine World Wide, Inc.               $12,975
    1,100  Zale Corporation*                         37,262
---------------------------------------------------------------
           Total Consumer Cyclicals              2,041,089
---------------------------------------------------------------

Consumer Staples (7.3%)
      300  Agribrands International, Inc.*           13,050
      500  American Italian Pasta Company*           10,031
      800  Applebee's International, Inc.*           24,162
    1,100  Bindley Western Industries, Inc.          39,531
    1,000  Bowne & Company, Inc.                      8,375
      500  CDI Corporation*                           7,938
      900  CEC Entertainment, Inc.*                  28,687
    1,000  Cheesecake Factory, Inc.*                 44,313
    2,000  Chiquita Brands International, Inc.*       3,875
      300  Coca-Cola Bottling Company
           Consolidated                              10,800
      300  Consolidated Graphics, Inc.*               3,225
      800  Consolidated Products, Inc.*               6,050
    1,200  Earthgrains Company                       24,300
      800  Edgewater Technology, Inc.*                3,925
    1,100  Fleming Companies, Inc.                   15,606
    1,100  Great Alantic & Pacific Tea Company,
           Inc.                                      11,000
      900  Hain Celestial Group, Inc.*               35,719
      300  Hall, Kinion & Associates, Inc.*           7,931
      600  Heidrick & Struggles International, Inc.* 37,088
      600  IHOP Corporation*                         12,675
      500  International Multifoods Corporation       8,469
      200  J & J Snack Foods Corporation*             2,687
    1,100  Jack in the Box, Inc.*                    26,950
      800  John H. Harland Company                   11,100
    1,200  Labor Ready, Inc.*                         3,600
      600  Landry's Seafood Restaurants, Inc.         4,837
      600  Luby's, Inc.                               3,525
      800  Marcus Corporation                        11,350
      500  Michael Foods, Inc.                       13,469
      300  Nash Finch Company                         3,712
      500  Nature's Sunshine Products, Inc.           3,531
    2,000  NBTY, Inc.*                               13,000
      900  Owens & Minor, Inc.                       13,613
      300  Panera Bread Company*                      6,188
    2,100  Patterson Dental Company*                 65,756
      500  Performance Food Group Company*           20,250
    1,300  Prime Hospitality Corporation*            12,350
      700  Priority Healthcare Corporation*          37,625
      900  Ralcorp Holdings, Inc.*                   12,656
    1,800  Ruby Tuesday, Inc.                        24,412
      900  Ryan's Family Steak Houses, Inc.*          7,538
      400  Schweitzer-Mauduit International, Inc.     6,475
    1,700  Smithfield Foods, Inc.*                  $48,769
      600  Sonic Corporation*                        21,900
    1,900  Spherion Corporation*                     22,563
      300  Taco Cabana, Inc.*                         2,522
      600  Triarc Companies, Inc.*                   14,963
      500  United Natural Foods, Inc.*                6,281
      400  Volt Information Sciences, Inc.*           8,700
      800  Whole Foods Market, Inc.*                 37,000
---------------------------------------------------------------
           Total Consumer Staples                  824,072
---------------------------------------------------------------

Energy (5.4%)
      500  Atwood Oceanics, Inc.*                    16,781
    1,000  Barrett Resources Corporation*            36,375
      800  Cabot Oil & Gas Corporation               15,700
      500  Cal Dive International, Inc.*             24,875
    2,100  Cross Timbers Oil Company                 39,506
      600  Dril-Quip, Inc.*                          19,800
    1,400  Friede Goldman Halter, Inc.*               8,050
      600  HS Resources, Inc.*                       18,675
    1,500  Input/Output, Inc.*                       12,656
    1,400  Louis Dreyfus Natural Gas
           Corporation*                              44,887
    1,300  Newfield Exploration Company*             49,075
      500  Nuevo Energy Company*                      9,062
      600  Oceaneering International, Inc.*           8,438
      600  Offshore Logistics, Inc.*                 10,350
      500  Patina Oil & Gas Corporation               8,781
      500  Plains Resources, Inc.*                    9,562
    1,200  Pogo Producing Company                    30,000
    1,900  Pride International, Inc.*                48,094
      600  Remington Oil & Gas Corporation*           5,513
      600  SEACOR SMIT, Inc.*                        25,125
      700  Seitel, Inc.*                             10,500
      600  St. Mary Land & Exploration
           Company                                   14,063
      600  Stone Energy Corporation*                 30,720
      700  Swift Energy Company*                     22,750
      800  UGI Corporation                           18,550
      900  Unisource Energy Corporation              13,444
      800  Veritas DGC, Inc.*                        24,000
    1,800  Vintage Petroleum, Inc.                   38,025
---------------------------------------------------------------
           Total Energy                            613,357
---------------------------------------------------------------

Financials (12.6%)
    2,200  AmeriCredit Corporation*                  59,125
      700  Anchor BanCorp Wisconsin, Inc.            10,806
    1,200  Arthur J. Gallagher & Company             75,750
      700  Cash America International, Inc.           3,631
    1,300  Centura Banks, Inc.                       49,969
      800  Chittenden Corporation                   $21,250
    1,000  Commerce Bancorp, Inc.                    60,563
    1,700  Commercial Federal Corporation            29,750
    1,300  Community First Bankshares, Inc.          20,150
    1,600  Cullen/Frost Bankers, Inc.                53,300
      400  Dain Rauscher Corporation                 37,525
      700  Delphi Financial Group, Inc.*             25,900
      900  Downey Financial Corporation              42,975
    1,100  Eaton Vance Corporation                   54,794
    1,100  Enhance Financial Services Group, Inc.    12,787
      300  E. W. Blanch Holdings, Inc.                5,662
    2,000  Fidelity National Financial, Inc.         49,125
    1,900  First American Corporation                39,781
      800  First BanCorp                             18,350
    1,200  First Midwest Bancorp, Inc.               30,075
    2,100  Fremont General Corporation                7,613
      400  GBC Bancorp                               12,750
      400  Hilb, Rogal and Hamilton Company          15,850
    1,400  Hudson United Bancorp                     31,325
    1,300  Imperial Bancorp*                         31,606
    1,000  Investors Financial Services
           Corporation                               71,688
      700  Jefferies Group, Inc.                     19,075
      600  MAF Bancorp, Inc.                         14,400
      800  Morgan Keegan, Inc.                       15,950
    1,200  Mutual Risk Management, Ltd.              21,750
      700  National Discount Brokers Group, Inc.*    34,081
      800  Provident Bankshares Corporation          15,150
      600  Queens County Bancorp, Inc.               16,800
    1,200  Radian Group, Inc.                        85,050
    1,400  Raymond James Financial, Inc.             47,337
      800  Riggs National Corporation                 9,000
      300  RLI Corporation                           11,737
      200  SCPIE Holdings, Inc.                       3,800
      700  Selective Insurance Group, Inc.           12,075
    1,300  South Financial Group, Inc.               13,244
      900  Southwest Bancorporation of Texas, Inc.*  32,850
      430  Southwest Securities Group, Inc.          12,148
    1,000  Staten Island Bancorp, Inc.               19,313
    1,100  Susquehanna Bancshares, Inc.              15,537
      900  Trenwick Group, Ltd.                      17,663
    1,825  TrustCo Bank Corp New York                21,900
      600  Tucker Anthony Sutro                      13,875
    1,200  United Bankshares, Inc.                   23,400
    1,500  Washington Federal, Inc.                  33,469
      700  Whitney Holding Corporation               25,856
      500  Zenith National Insurance Corporation     11,375
---------------------------------------------------------------
           Total Financials                      1,418,935
---------------------------------------------------------------

Health Care (12.8%)
      600  ADAC Laboratories, Inc.*                  $7,800
      900  Administaff, Inc.*                        31,950
      800  Advance Paradigm, Inc.*                   39,100
    1,800  Advanced Tissue Sciences, Inc.*           12,825
    1,400  Alliance Pharmaceutical Corporation*      19,775
    1,300  Alpharma, Inc.                            50,456
    1,100  Barr Laboratories, Inc.*                  69,438
      700  Biomatrix, Inc.*                          13,388
    1,600  Bio-Technology General Corporation*       16,800
    1,300  Cephalon, Inc.*                           69,712
      400  CONMED Corporation*                        5,875
      500  Cooper Companies, Inc.                    17,875
    1,700  COR Therapeutics, Inc.*                   96,050
    1,700  Coventry Health Care, Inc.*               31,025
      200  Curative Health Services, Inc.*            1,100
      700  Cygnus, Inc.*                              6,256
      500  Datascope Corporation                     17,312
      500  Diagnostic Products Corporation           22,813
    1,400  DURAPharmaceuticals, Inc.*                48,213
      800  Enzo Biochem, Inc.*                       30,800
      500  Hanger Orthopedic Group, Inc.*             1,625
      400  Hologic, Inc.*                             2,650
    2,000  Hooper Holmes, Inc.                       18,980
    1,000  IDEXX Laboratories, Inc.*                 24,000
      800  Immune Response Corporation*               4,850
      900  Invacare Corporation                      25,650
      700  Laser Vision Centers, Inc.*                2,844
      600  MAXIMUS, Inc.*                            14,737
      900  Medicis Pharmaceutical Corporation*       66,262
      500  MemberWorks, Inc.*                        17,188
      700  Mentor Corporation                        12,337
    1,400  Mid Atlantic Medical Services, Inc.*      23,800
      400  Morrison Management Specialists, Inc.     13,400
      700  Noven Pharmaceuticals, Inc.*              31,194
      700  On Assignment, Inc.*                      17,631
    1,000  Organogenesis, Inc.*                      12,540
    1,500  Orthodontic Centers of America, Inc.*     50,062
      400  Osteotech, Inc.*                           2,200
      700  PAREXEL International Corporation*         6,125
      400  Pediatrix Medical Group, Inc.*             6,375
      800  Pharmaceutical Product Development,
           Inc.*                                     25,050
      400  PolyMedica Corporation*                   23,000
    1,000  Province Healthcare Company*              42,125
    1,100  Regeneron Pharmaceuticals, Inc.*          29,425
    1,300  Renal Care Group, Inc.*                   30,550
      900  ResMed, Inc.*                             22,950
      800  Respironics, Inc.*                        15,700
      800  Sierra Health Services, Inc.*              4,350
      700  Sola International, Inc.*                 $3,019
      200  Spacelabs Medical, Inc.*                   2,125
      600  Sunrise Medical, Inc.*                     5,588
      700  Syncor International Corporation*         17,981
      700  TECHNE Corporation*                       78,925
      800  Theragenics Corporation*                   3,750
    1,000  Universal Health Services, Inc., Class B* 83,875
    2,700  US Oncology, Inc.*                        14,513
    1,000  Varian Medical Systems, Inc.*             48,875
      100  Vertex Pharmaceuticals, Inc.*              9,311
      400  Vital Signs, Inc.                         12,450
---------------------------------------------------------------
           Total Health Care                     1,436,575
---------------------------------------------------------------

Technology (18.2%)
      800  Actel Corporation*                        29,300
    1,100  Adaptive Broadband Corporation*           17,669
      800  Allen Telecom, Inc.*                      14,950
    1,200  Alliance Semiconductor Corporation*       24,000
    1,300  Alpha Industries, Inc.*                   51,838
    1,200  American Management Systems, Inc.*        25,950
      400  Analogic Corporation                      14,125
      600  Analysts International Corporation         3,750
    1,100  Anixter International, Inc.*              26,675
    1,200  APW, Ltd.*                                55,425
    1,500  Aspect Communications Corporation*        24,726
      800  Aspen Technology, Inc.*                   33,050
      600  Audiovox Corporation*                      8,213
      800  Auspex Systems, Inc.*                      8,100
    1,100  Avant! Corporation*                       18,494
      700  Avid Technology, Inc.*                     9,713
      900  AVT Corporation*                           5,653
      700  AXT, Inc.*                                26,950
      500  BARRA, Inc.*                              30,562
    1,200  Billing Concepts Corporation*              3,600
    1,700  BISYS Group, Inc.*                        80,113
    1,600  Brightpoint, Inc.*                        10,650
      300  Brooktrout, Inc.*                          4,331
    1,250  Cable Design Technologies Corporation*    28,828
      300  CACI International, Inc.*                  6,187
    1,400  C-Cube Microsystems, Inc.*                27,300
    1,800  CIBER, Inc.*                              14,063
      800  Coherent, Inc.*                           27,850
      600  Computer Task Group, Inc.*                 3,150
      400  Concord Communications, Inc.*              3,100
    1,900  Dallas Semiconductor Corporation          75,288
      400  Davox Corporation*                         3,900
    1,100  Dendrite International, Inc.*             23,925
      400  Digi International, Inc.*                  2,900
    2,200  DMC Stratex Networks, Inc.*               50,875
      600  Electroglas, Inc.*                         8,437
    1,400  eLoyalty Corporation*                    $13,475
    1,200  Epicor Software Corporation*               2,362
      700  ePresence, Inc.*                           4,944
    1,300  ESS Technology, Inc.*                     20,150
      600  Exabyte Corporation*                       4,650
    1,000  FactSet Research Systems, Inc.            37,870
      500  Fair, Isaac and Company, Inc.             20,500
    1,000  FileNET Corporation*                      26,500
    1,100  General Instrument Corporation*           12,581
      600  Gerber Scientific, Inc.                    4,800
      700  Great Plains Software, Inc.*              27,256
      600  Helix Technology Corporation              16,725
      900  HNC Software, Inc.*                       18,281
      700  Hutchinson Technology, Inc.*              15,356
      900  Hyperion Solutions Corporation*           12,600
      400  Innovex, Inc.*                             5,600
      700  Inter-Tel, Inc.                            8,094
      900  InterVoice-Brite, Inc.*                    8,803
    1,300  Jack Henry & Associates, Inc.             71,500
      800  Kent Electronics Corporation*             14,900
      400  Kronos, Inc.*                             14,575
    1,400  Kulicke and Soffa Industries, Inc.*       20,563
      700  Mercury Computer Systems, Inc.*           21,700
    1,100  Methode Electronics, Inc.                 41,387
      500  MICROS Systems, Inc.*                      9,875
    1,000  National Data Corporation                 38,125
    1,600  National Instruments Corporation*         74,700
      600  Network Equipment Technologies, Inc.*      5,700
      800  NYFIX, Inc.*                              31,600
    2,300  P-Com, Inc.*                              12,937
      700  Pericom Semiconductor Corporation*        18,550
      700  Phoenix Technologies, Ltd.*               11,244
      400  Photon Dynamics, Inc.*                    14,400
    1,000  Photronics, Inc.*                         22,562
    1,500  Pinnacle Systems, Inc.*                   18,938
      800  Pioneer-Standard Electronics, Inc.        11,100
    1,500  Plantronics, Inc.*                        68,438
    1,000  Progress Software Corporation*            15,813
      600  Project Software & Development, Inc.*      7,800
      800  Proxim, Inc.*                             48,500
      400  QRS Corporation*                           3,375
      500  RadiSys Corporation*                      13,250
    1,800  Read-Rite Corporation*                    13,388
      900  Remedy Corporation*                       15,412
    1,000  Robotic Vision Systems, Inc.*              5,469
    1,300  RSA Security, Inc.*                       75,400
    2,700  S3, Inc.*                                 24,384
      800  SAGA SYSTEMS, Inc.*                        4,300
    1,100  Silicon Valley Group, Inc.*               36,231
      800  SpeedFam-IPEC, Inc.*                       7,600
      200  SPSS, Inc.*                               $4,500
      400  Standard Microsystems Corporation*         9,600
      400  StarTek, Inc.*                            10,175
      650  SymmetriCom, Inc.*                         8,287
      900  Systems & Computer Technology
           Corporation*                              12,994
      500  Telxon Corporation*                       11,219
      500  THQ, Inc.*                                10,250
      700  Trimble Navigation, Ltd.*                 16,625
      600  Ultratech Stepper, Inc.*                  14,100
      900  Verity, Inc.*                             21,150
      600  ViaSat, Inc.*                             13,200
      900  Visual Networks, Inc.*                     3,319
      900  Xircom, Inc.*                             12,712
      600  X-Rite, Inc.                               4,050
    1,000  Zebra Technologies Corporation*           43,812
---------------------------------------------------------------
           Total Technology                      2,053,896
---------------------------------------------------------------

Transportation (3.3%)
      900  American Freightways Corporation*         14,512
      500  Arkansas Best Corporation*                 8,000
      700  Atlantic Coast Airlines Holdings, Inc.*   25,025
    1,600  Expeditors International of Washington,
           Inc.                                      83,000
      700  Forward Air Corporation*                  28,788
    1,100  Fritz Companies, Inc.*                     8,938
      400  Frozen Food Express Industries, Inc.*        875
      700  Heartland Express, Inc.*                  12,163
      700  Kirby Corporation*                        12,906
      300  Landstar System, Inc.*                    14,175
      900  Mesa Air Group, Inc.*                      5,287
      400  Midwest Express Holdings, Inc.*            7,600
      300  M.S. Carriers, Inc.*                       4,687
      600  Oshkosh Truck Corporation                 24,675
      500  Roadway Express, Inc.                     10,281
    1,700  Rollins Truck Leasing Corporation         $8,925
      900  SkyWest, Inc.                             45,450
      700  USFreightways Corporation                 18,025
    1,400  Werner Enterprises, Inc.                  19,600
      700  Yellow Corporation*                       12,600
---------------------------------------------------------------
           Total Transportation                    365,512
---------------------------------------------------------------

Utilities (3.3%)
      300  American States Water Company              9,356
      900  Atmos Energy Corporation                  20,813
    1,400  Avista Corporation                        31,413
      200  Bangor Hydro-Electric Company              4,912
      300  Cascade Natural Gas Corporation            5,531
      300  Central Vermont Public Service
           Corporation                                3,019
      600  CH Energy Group, Inc.                     23,625
      900  Energen Corporation                       25,762
      100  Green Mountain Power Corporation             775
      500  Laclede Gas Company                       10,938
      600  New Jersey Resources Corporation          23,962
      700  Northwest Natural Gas Company             16,406
      600  NorthWestern Corporation                  13,275
      400  NUI Corporation                           12,475
    1,200  Philadelphia Suburban Corporation         28,125
    1,000  Piedmont Natural Gas Company, Inc.        30,500
    1,100  RGS Energy Group, Inc.                    32,450
    1,400  Southern Union Company                    26,338
      900  Southwest Gas Corporation                 18,788
      700  Southwestern Energy Company*               5,600
      500  UIL Holdings Corporation                  23,406
---------------------------------------------------------------
           Total Utilities                         367,469
---------------------------------------------------------------
           Total Common Stocks
           (cost basis $11,144,494)             11,226,980
---------------------------------------------------------------

Principal
   Amount    Short-Term Investments (1.4%)                     Interest Rate/1/        Maturity Date          Market Value
===================================================================================================================================
  $160,000   Coca-Cola Company                                      6.250%            11/2/2000                 $159,971
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Short-Term Investments
                                                       (amortized cost basis $159,971)                           159,971
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (101.1%)
                                                       (amortized cost basis $11,304,465)                     11,386,951
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Other Assets, Less Liabilities (-1.1%)                   (119,795)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Net Assets (100.0%)                             $11,267,156
-----------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Index Fund II

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

   Shares  Common Stocks (98.6%)                Market Value
===================================================================

Basic Materials (3.4%)
      990  Airgas, Inc.*                             $6,682
    1,640  AK Steel Holding Corporation              15,170
      590  Albemarle Corporation                     13,681
      350  A. Schulman, Inc.                          3,828
      840  Bowater, Inc.                             45,465
      970  Cabot Corporation                         21,340
      515  Cabot Microelectonics Corporation*        22,757
      290  Carpenter Technology Corporation           8,990
    1,670  Crompton Corporation                      13,360
      550  Cytec Industries, Inc.*                   19,044
      490  Ferro Corporation                         10,045
      120  H.B. Fuller Company                        4,057
    1,670  IMC Global, Inc.                          21,606
      740  Longview Fibre Company                    10,083
      760  Lubrizol Corporation                      16,482
    1,700  Lyondell Chemical Company                 24,437
      700  Martin Marietta Materials, Inc.           26,880
       60  MAXXAM, Inc.*                              1,140
      270  Minerals Technologies, Inc.                8,454
      580  Olin Corporation                          10,295
      560  P.H. Glatfelter Company                    5,845
      330  Rayonier, Inc.                            11,612
    1,490  RPM, Inc.                                 13,317
    1,520  Solutia, Inc.*                            19,380
    1,440  Sonoco Products Company                   27,810
      600  Southdown, Inc.                           42,525
    1,180  Timber Company                            33,409
      580  UCAR International, Inc.*                  4,785
      340  Universal Corporation                      9,520
      740  Wausau-Mosinee Paper Corporation           6,475
-------------------------------------------------------------------
           Total Basic Materials                   478,474
-------------------------------------------------------------------

Capital Goods (7.3%)
      810  AGCO Corporation                           9,214
      460  Albany International Corporation*          4,945
    1,100  American Standard Companies, Inc.*        50,463
      470  AMETEK, Inc.                              10,222
      460  Carlisle Companies, Inc.                  19,147
      830  Chubb Corporation                         19,868
    1,000  Diebold, Inc.                             26,000
      590  Donaldson Company, Inc.                  $13,349
      680  Federal Signal Corporation                15,895
      520  Flowserve Corporation*                    10,465
      330  Granite Construction, Inc.                 7,528
      540  Harsco Corporation                        10,901
    1,170  Herman Miller, Inc.                       30,566
    1,030  Hillenbrand Industries, Inc.              47,638
      810  HON INDUSTRIES, Inc.                      19,491
    2,910  Jabil Circuit, Inc.*                     166,052
      420  Jacobs Engineering Group, Inc*            17,377
      360  Kaydon Corporation                         7,898
      360  Kennametal, Inc.                          10,575
      300  MagneTek, Inc.*                            3,263
      460  Newport News Shipbuilding, Inc.           22,626
      480  Nordson Corporation                       13,770
      710  Pentair, Inc.                             21,167
      820  Precision Castparts Corporation           30,955
    1,150  Reynolds & Reynolds Company               20,556
      310  Ryerson Tull, Inc.                         2,325
    2,230  SCI Systems, Inc.*                        95,890
    1,150  Sensormatic Electronics Corporation*      20,700
      190  Sequa Corporation*                         7,006
      570  SPX Corporation*                          70,466
      340  Stewart & Stevenson Services, Inc.         8,160
    2,160  Symbol Technologies, Inc.                 98,145
      360  Tecumseh Products Company                 14,355
      520  Teleflex, Inc.                            17,972
      530  Trinity Industries, Inc.                  12,753
    2,070  Vishay Intertechnology, Inc.*             62,100
      540  Wallace Computer Services, Inc.            7,830
      520  York International Corporation            14,138
-------------------------------------------------------------------
           Total Capital Goods                   1,041,771
-------------------------------------------------------------------

Communication Services (1.8%)
      520  ANTEC Corporation*                        6,338
    3,210  Broadwing, Inc.*                          90,682
    1,020  Powerwave Technologies, Inc.*             49,087
      800  Price Communications Corporation*         17,300
      910  Telephone and Data Systems, Inc.          96,005
-------------------------------------------------------------------
          Total Communication Services            259,412
-------------------------------------------------------------------

Consumer Cyclicals (13.2%)
    1,470  Abercrombie & Fitch Company*             $34,637
      790  ACNielsen Corporation*                    18,911
    1,330  Acxiom Corporation*                       53,532
    1,710  A.H. Belo Corporation                     32,811
      700  American Eagle Outfitters, Inc.*          24,106
    1,140  Apollo Group, Inc.*                       44,602
    1,017  ArvinMeritor, Inc.                        17,035
      280  Bandag, Inc.                               9,992
      960  Barnes & Noble, Inc.*                     18,120
    1,020  BJ's Wholesale Club, Inc.*                33,596
      710  Blyth, Inc.                               18,460
    1,160  Borders Group, Inc.*                      16,095
      320  Borg Warner, Inc.                         12,080
    1,050  Callaway Golf Company                     16,800
    1,340  CDW Computer Centers, Inc.*               86,346
    2,520  Cintas Corporation*                      116,865
      730  Claire's Stores, Inc.                     14,691
    2,070  Clayton Homes, Inc.                       19,018
      990  DeVry, Inc.*                              36,568
    1,570  Dollar Tree Stores, Inc.*                 61,426
    1,200  Dun & Bradstreet Corporation*             25,950
    1,980  Electronic Arts, Inc.*                    99,000
    2,550  Family Dollar Stores, Inc.                49,566
      620  Fastenal Company*                         35,611
    1,000  Federal-Mogul Corporation                  3,250
      720  Furniture Brands International, Inc.*     12,150
    1,280  Galileo International, Inc.               25,280
      500  GTECH Holdings Corporation*                8,656
      980  Harte-Hanks, Inc.                         21,683
      370  Houghton Mifflin Company                  13,621
    1,110  International Game Technology*            40,654
      750  International Speedway Corporation        24,094
    1,700  Jones Apparel Group, Inc.*                47,281
      530  Lancaster Colony Corporation              12,521
      360  Lands' End, Inc.*                          9,234
      960  Lear Corporation*                         26,160
      570  Lee Enterprises, Inc.                     15,746
      900  Lennar Corporation                        28,913
    1,170  Mandalay Resort Group*                    24,351
      410  Media General, Inc.                       15,580
      350  Modine Manufacturing Company               9,231
      760  Mohawk Industries, Inc.*                  16,577
      150  NCH Corporation                            5,850
      320  NCO Group, Inc.*                           7,000
      710  Nieman Marcus Group, Inc.*                26,359
    1,660  OfficeMax, Inc.*                           4,773
      720  Ogden Corporation*                         9,900
    4,380  Park Place Entertainment Corporation*     55,845
      390  Payless ShoeSource, Inc.*                 22,596
      740  Pittston Company                         $11,748
    1,490  Readers Digest Association, Inc.          54,664
      450  Rollins, Inc.                              8,128
    1,150  Ross Stores, Inc.                         15,166
    2,110  Saks, Inc.*                               21,496
      340  Scholastic Corporation*                   27,200
    1,890  Shaw Industries, Inc.                     35,083
    1,170  Six Flags, Inc.*                          18,281
      800  Sothebys Holdings, Inc.*                  21,750
      320  Superior Industries International, Inc.   10,900
      500  Sylvan Learning Systems, Inc.*             7,719
      840  Tech Data Corporation*                    34,965
      700  True North Communications, Inc.           26,381
      780  Unifi, Inc.*                               6,776
    1,000  United Rentals, Inc.*                     21,500
      600  USG Corporation                           10,237
      560  Valspar Corporation                       15,294
    1,390  Viad Corporation                          29,711
      750  Warnaco Group, Inc.                        1,969
      180  Washington Post Company                   96,142
      470  Wellman, Inc.                              7,050
      720  WestPoint Stevens, Inc.                    5,175
      780  Williams-Sonoma, Inc.*                    16,234
-------------------------------------------------------------------
           Total Consumer Cyclicals              1,886,692
-------------------------------------------------------------------

Consumer Staples (6.9%)
      310  Banta Corporation                          7,149
    1,940  Bergen Brunswig Corporation               17,581
      510  Bob Evans Farms, Inc.                      9,594
      950  Brinker International, Inc.*              37,288
      580  Carter-Wallace, Inc.                      15,914
      800  CBRL Group, Inc.*                         14,300
      600  Chris-Craft Industries, Inc.*             44,100
      520  Church & Dwight Company, Inc.             10,270
      500  Dean Foods Company                        16,000
    1,400  Dial Corporation                          15,662
      770  Dole Food Company, Inc.                    9,288
      340  Dreyer's Grand Ice Cream, Inc.             8,372
    1,350  Energizer Holdings, Inc.*                 26,663
    1,450  Flowers Industries, Inc.                  22,294
    1,620  Hispanic Broadcasting Corporation*        50,625
    2,100  Hormel Foods Corporation                  35,306
    1,500  IBP, Inc.                                 30,844
      960  Interstate Bakeries Corporation           13,440
      340  J.M. Smucker Company                       7,565
      500  Kelly Services, Inc.                      11,094
      500  Korn/Ferry Inernational*                  17,500
      350  Lance, Inc.                                3,522
      320  Lone Star Steakhouse & Saloon, Inc.        2,700
    1,040  Manpower, Inc.                            36,205
      980  McCormick & Company, Inc.                $31,054
    1,420  Modis Professional Services, Inc.*         5,857
    1,160  Outback Steakhouse, Inc.*                 33,060
      310  Papa John's International, Inc.*           7,789
    1,020  Perrigo Company*                           6,757
    1,000  PSS World Medical, Inc.*                   3,000
      890  Quanta Services, Inc.*                    27,646
    1,480  R.J. Reynolds Tobacco Holdings, Inc.      52,910
    2,610  Robert Half International, Inc.*          79,605
      690  Ruddick Corporation                        9,056
      450  Suiza Foods Corporation*                  20,841
    3,310  Tyson Foods, Inc.                         37,031
      720  Universal Foods Corporation*              14,220
    3,040  Univision Communications, Inc.*          116,280
      760  Valassis Communications, Inc.*            21,090
    1,650  Westwood One, Inc.*                       31,247
    1,960  Whitman Corporation*                      25,480
-------------------------------------------------------------------
           Total Consumer Staples                  986,199
-------------------------------------------------------------------

Energy (5.6%)
    1,300  BJ Services Company*                      68,169
      800  Cooper Cameron Corporation*               43,600
    2,070  ENSCO International, Inc.                 68,827
    2,590  Global Marine, Inc.*                      68,635
    1,620  Grant Prideco, Inc.*                      30,071
      790  Hanover Compressor Company*               25,774
      720  Helmerich & Payne, Inc.                   22,635
      680  Murphy Oil Corporation                    39,397
      870  Noble Affiliates, Inc.                    31,918
    2,030  Noble Drilling Corporation                84,372
    2,420  Ocean Energy, Inc.*                       33,578
    1,160  Pennzoil-Quaker State Company             13,630
    1,450  Pioneer Natural Resources Company*        18,941
      830  Smith International, Inc.*                58,515
      910  Tidewater, Inc.                           42,031
    1,240  Ultramar Diamond Shamrock
           Corporation                               32,550
      870  Valero Energy Corporation                 28,764
    1,380  Varco International, Inc.*                23,805
    1,720  Weatherford International, Inc.*          62,780
-------------------------------------------------------------------
           Total Energy                            797,992
-------------------------------------------------------------------

Financials (11.3%)
    1,260  A.G. Edwards, Inc.                        63,945
      860  Allmerica Financial Corporation           54,234
    1,090  Ambac Financial Group, Inc.               86,996
      800  American Financial Group, Inc.            17,150
      990  Associated Banc-Corp                      23,822
      740  Astoria Financial Corporation             27,750
    2,150  Banknorth Group, Inc.                     38,969
      700  City National Corporation                $24,062
    1,720  Compass Bancshares, Inc.                  31,283
    1,550  Dime Bancorp, Inc.                        37,878
    4,370  E*TRADE Group, Inc.*                      63,638
      690  Everest Re Group, Ltd.                    40,451
    1,900  First Tennessee National Corporation      43,700
      700  First Virginia Banks, Inc.                28,962
    1,250  FirstMerit Corporation                    28,516
      600  Greater Bay Bancorp                       19,538
    1,470  GreenPoint Financial Corporation          43,733
    2,360  Hibernia Corporation                      28,173
      550  Horace Mann Educators Corporation          9,247
      450  HSB Group, Inc.                           17,803
      930  Legg Mason, Inc.                          48,302
    1,580  Marshall & Ilsley Corporation             71,594
      980  Mercantile Bankshares Corporation         36,872
      700  Mony Group, Inc.*                         28,787
    3,020  National Commerce Bancorporation          64,175
    2,570  North Fork Bancorporation, Inc.           51,882
      810  Ohio Casualty Corporation                  6,809
    1,710  Old Republic International Corporation    44,460
    1,170  Pacific Century Financial Corporation     14,844
      670  PMI Group, Inc.                           49,496
      950  Protective Life Corporation               21,969
      710  Provident Financial Group, Inc.           21,478
      900  Roslyn Bancorp, Inc.                      19,519
      800  SEI Investments Company*                  72,600
      800  Silicon Valley Bancshares*                37,000
    3,320  Sovereign Bancorp, Inc.                   27,597
    1,290  TCF Financial Corporation                 52,164
      990  Unitrin, Inc.                             30,752
    1,200  Waddell & Reed Financial, Inc.            38,250
      750  Webster Financial Corporation             18,281
      510  Westamerica Bancorporation                18,328
      570  Wilmington Trust Corporation              29,996
    1,330  Zions Bancorporation                      76,392
-------------------------------------------------------------------
           Total Financials                      1,611,397
-------------------------------------------------------------------

Health Care (15.0%)
      330  Acuson Corporation*                        7,528
      800  AmeriSource Health Corporation*           34,750
      740  Apria Healthcare Group, Inc.*             14,800
      450  Beckman Coulter, Inc.                     31,528
    2,820  Chiron Corporation*                      122,141
      790  Covance, Inc.*                             6,814
      740  DENTSPLY International, Inc.              25,669
      790  Edwards Lifesciences Corporation*         10,616
      620  Express Scripts, Inc.*                    41,656
      710  First Health Group Corporation*           27,690
    1,320  Forest Laboratories, Inc.*               174,900
    1,740  Foundation Health Systems, Inc.*         $35,126
    1,320  Genzyme Corporation*                      93,720
      780  Gilead Sciences, Inc.*                    67,080
    3,520  Health Management Associates, Inc.*       69,740
    1,170  ICN Pharmaceuticals, Inc.                 44,533
      680  IDEC Pharmaceuticals Corporation*        133,365
    1,040  Incyte Genomics, Inc.*                    38,090
    2,420  IVAX Corporation*                        105,270
      850  Lincare Holdings, Inc.*                   35,753
    3,060  Millennium Pharmaceuticals, Inc.*        222,041
    1,040  MiniMed, Inc.*                            75,855
    1,800  Mylan Laboratories, Inc.                  50,400
    1,380  Omnicare, Inc.                            24,150
    1,200  Oxford Health Plans, Inc.*                40,500
      500  PacifiCare Health Systems, Inc.*           5,219
      700  Protein Design Labs, Inc.*                94,555
      780  Quest Diagnostics, Inc.*                  75,075
    1,000  Quorum Health Group, Inc.*                13,375
    1,120  Sepracor, Inc.*                           76,300
      970  STERIS Corporation*                       14,550
    2,950  Stryker Corporation*                     139,019
    1,490  Sybron International Corporation*         36,878
      620  Trigon Healthcare, Inc.*                  44,446
      900  Vertex Pharmaceuticals, Inc.*             83,798
      820  VISX, Inc.*                               17,579
-------------------------------------------------------------------
          Total Health Care                     2,134,509
-------------------------------------------------------------------

Technology (23.4%)
    5,200  3Com Corporation*                         92,300
      630  ADTRAN, Inc.*                             23,940
      820  Affiliated Computer Services, Inc.*       45,664
    1,420  Arrow Electronics, Inc.*                  45,440
    6,760  Atmel Corporation*                       100,978
    1,340  Avnet, Inc.                               36,012
      660  Avocent Corporation*                      46,819
    3,580  Cadence Design Systems, Inc.*             91,961
      930  Cambridge Technology Partners, Inc.*       3,604
    1,190  CheckFree Holdings Corporation*           59,203
    1,060  Cirrus Logic, Inc.*                       45,712
    2,190  Comdisco, Inc.                            26,964
      730  CommScope, Inc.*                          18,478
    3,100  Concord EFS, Inc.*                       128,069
      700  Credence Systems Corporation*             13,125
      840  CSG Systems International, Inc.*          39,007
    1,810  Cypress Semiconductor Corporation*        67,762
      400  DSP Group, Inc.*                          11,350
    1,960  DST Systems, Inc.*                       120,785
    1,940  Fiserv, Inc.*                            101,729
    1,240  Gartner Group, Inc., Class B*             10,850
      990  Harris Corporation                        31,371
      500  Imation Corporation*                      $9,906
      600  InFocus Corporation*                      26,512
    4,180  Informix Corporation*                     17,765
    1,590  Integrated Device Technology, Inc.*       89,537
    1,000  International Rectifier Corporation*      44,625
    3,110  Intuit, Inc.*                            191,071
      560  Jeffries Group, Inc.*                     20,160
    1,000  Keane, Inc.*                              13,000
      580  L-3 Communciations Holdings, Inc.*        38,244
    1,800  Lam Research Corporation*                 34,875
    1,400  Lattice Semiconductor Corporation*        40,863
    1,240  Legato Systems, Inc.*                     11,044
      690  Litton Industries, Inc.*                  35,837
      820  Macromedia, Inc.*                         63,191
    2,250  Marchfirst, Inc.*                         13,078
      700  MasTec, Inc.*                             20,256
      940  Mentor Graphics Corporation*              22,031
    1,310  Micrel, Inc.*                             59,277
    1,690  Microchip Technology, Inc.*               53,446
      500  Mynd Corporation*                          6,375
    1,980  Network Associates, Inc.*                 38,115
      990  NOVA Corporation*                         15,531
    1,030  Nvidia Corporation*                       64,005
    1,100  Polycom, Inc.*                            71,500
    1,420  QLogic Corporation*                      137,385
    2,160  Quantum Corporation*                      32,400
    2,900  Rational Software Corporation*           173,094
      800  Retek, Inc.*                              31,550
      660  Sawtek, Inc.*                             33,577
      960  Semtech Corporation*                      30,960
    1,450  Storage Technology Corporation*           14,138
      510  Structural Dynamics Research
           Corporation*                               5,259
    2,020  SunGard Data Systems, Inc.*              103,272
    1,260  Sybase, Inc.*                             26,381
      560  Sykes Enterprises, Inc.*                   3,010
      900  Symantec Corporation*                     35,156
      990  Synopsys, Inc.*                           34,526
      730  Titan Corporaiton*                         9,764
      480  Transaction Systems Architects, Inc.*      6,480
    1,280  TranSwitch Corporation*                   73,920
    1,160  TriQuint Semiconductor, Inc.*             44,443
    2,780  Vitesse Seiconductor Corporation*        194,426
    1,980  Waters Corporation*                      143,674
    1,100  Wind River Systems, Inc.*                 45,169
-------------------------------------------------------------------
           Total Technology                      3,339,951
-------------------------------------------------------------------

Transportation (1.4%)
      720  Airborne Freight Corporation               7,290
      320  Alaska Air Group, Inc.*                    8,300
      550  Alexander & Baldwin, Inc.                $13,716
      310  Arnold Industries, Inc.                    5,444
      600  Atlas Air, Inc.*                          21,750
      660  C.H. Robinson Worldwide, Inc.             36,094
      710  CNF Transportation, Inc.                  18,948
      600  EGL, Inc.*                                17,100
      800  GATX Corporation                          33,650
      500  J.B. Hunt Transport Services, Inc.*        6,531
      490  Overseas Shipholding Group, Inc.          11,760
      930  Swift Transportation Company, Inc.*       13,253
      720  Wisconsin Central Transportation
           Corporation*                               9,225
-------------------------------------------------------------------
           Total Transportation                    203,061
-------------------------------------------------------------------

Utilities (9.3%)
      760  AGL Resources, Inc.                       15,485
    1,740  Allegheny Energy, Inc.                    71,231
    1,030  ALLETE                                    22,209
    1,170  Alliant Energy Corporation                35,466
    1,430  American Water Works Company, Inc.        34,856
      280  Black Hills Corporation                    8,750
    2,080  Calpine Corporation*                     164,190
      390  Cleco Corporation                         18,548
    1,270  Conectiv, Inc.                            22,781
    1,920  DPL, Inc.                                 54,480
      870  DQE, Inc.                                 30,396
    1,950  Energy East Corporation                   39,366
      470  Hawaiian Electric Industries, Inc.        15,481
      620  IDACORP, Inc.                            $30,574
    1,230  IPALCO Enterprises, Inc.                  27,598
      830  Kansas City Power & Light Company         19,972
    1,770  Kinder Morgan, Inc.                       68,256
    1,900  LG&E Energy Corporation                   46,669
    1,330  MCN Energy Group, Inc.                    32,751
    1,500  Montana Power Company                     42,375
      630  National Fuel Gas Company                 33,784
    1,730  NiSource, Inc.                            43,142
    2,160  Northeast Utilities                       44,010
      870  NSTAR, Inc.                               33,658
    1,160  OGE Energy Corporation                    23,852
    1,610  Potomac Electric Power Company            36,829
      540  Public Service Company of New Mexico      14,884
    1,220  Puget Sound Energy, Inc.                  29,966
    1,180  Questar Corporation                       31,934
    1,490  SCANA Corporation                         39,485
    1,170  Sierra Pacific Resources                  20,109
    1,860  TECO Energy, Inc.                         51,847
    1,390  UtiliCorp United, Inc.                    36,922
      820  Vectren Corporation                       18,962
    1,000  Western Resources Inc.                    21,375
      690  WGL Holdings, Inc.                        17,595
    1,820  Wisconsin Energy Corporation              34,239
-------------------------------------------------------------------
           Total Utilities                       1,334,027
-------------------------------------------------------------------
           Total Common Stocks
           (cost basis $13,731,261)             14,073,485
-------------------------------------------------------------------

Principal
    Amount   Short-Term Investments (2.0%)                 Interest Rate/1/        Maturity Date               Market Value
===================================================================================================================================

  $289,000   Gillette Company                                  6.530%              11/2/2000                     $288,948
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Short-Term Investments
                                                       (amortized cost basis $288,948)                           288,948
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (100.6%)
                                                       (amortized cost basis $14,020,209)                     14,362,433
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Other Assets, Less Liabilities (-0.6%)                    (94,675)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Net Assets (100.0%)                             $14,267,758
-----------------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Large Company Index Fund II

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks total returns that track the performance of the S&P 500 Index, by investing primarily in common stocks comprising the Index.

   Shares  Common Stocks (99.3%)                Market Value
===================================================================

Basic Materials (2.2%)
      300  Air Products and Chemicals, Inc.         $11,194
      400  Alcan Aluminum, Ltd.                      12,625
    1,100  Alcoa, Inc.                               31,556
      100  Allegheny Technologies, Inc.               2,025
      825  Archer Daniels Midland Company             9,075
      100  Ball Corporation                           3,512
      100  Bemis Company, Inc.                        2,588
      100  Bethlehem Steel Corporation*                 288
      100  Boise Cascade Corporation                  2,869
      100  Crown Cork & Seal Company, Inc.              912
      900  Dow Chemical Company                      27,562
      100  Eastman Chemical Company                   4,288
      100  Ecolab, Inc.                               3,919
    1,400  E.I. du Pont de Nemours and Company       63,525
      100  Engelhard Corporation                      2,087
      100  FMC Corporation*                           7,600
      200  Georgia-Pacific Group                      5,375
      100  Great Lakes Chemical Corporation           3,338
      100  Hercules, Inc.                             1,831
      100  International Flavors & Fragrances, Inc.   1,675
      600  International Paper Company               21,975
      100  Louisiana-Pacific Corporation                850
      100  Mead Corporation                           2,894
      100  Nucor Corporation                          3,469
      200  Owens-Illinois, Inc.*                      1,188
      200  Pactiv Corporation*                        2,100
    1,700  Pharmacia Corporation                     93,500
      100  Potlatch Corporation                       3,350
      200  PPG Industries, Inc.                       8,925
      200  Praxair, Inc.                              7,450
      200  Rohm and Haas Company                      6,012
      100  Sigma-Aldrich Corporation                  3,575
      100  Temple-Inland, Inc.                        4,475
      100  Union Carbide Corporation                  4,300
      100  USX-U.S. Steel Group                       1,594
      100  Vulcan Materials Company                   4,200
      100  Westvaco Corporation                       2,850
      300  Weyerhaeuser Company                      14,081
      100  Willamette Industries, Inc.                3,631
      100  Worthington Industries, Inc.                 956
      100  W.R. Grace & Company*                       $381
-------------------------------------------------------------------
           Total Basic Materials                   389,600
-------------------------------------------------------------------

Capital Goods (10.0%)
      200  Allied Waste Industries, Inc.*             1,850
      200  American Power Conversion
           Corporation*                               2,587
      100  Avery Dennison Corporation                 5,050
      500  Barrick Gold Corporation                   6,688
      100  BFGoodrich Company                         4,094
    1,300  Boeing Company                            88,156
      100  Briggs & Stratton Corporation              3,569
      400  Caterpillar, Inc.                         14,025
      100  Cooper Industries, Inc.                    3,825
    1,300  Corning, Inc.                             99,450
      100  Crane Company                              2,619
      200  Danaher Corporation                       12,625
      300  Deere & Company                           11,044
      200  Dover Corporation                          8,487
      100  Eaton Corporation                          6,806
      600  Emerson Electric Company                  44,062
      100  Fluor Corporation                          3,500
    2,500  Ford Motor Company                        65,313
      200  Freeport-McMoRan Copper & Gold,
           Inc., Class B*                             1,587
      300  General Dynamics Corporation              21,469
   13,500  General Electric Company                 739,969
      800  General Motors Corporation                49,700
      300  Homestake Mining Company*                  1,238
    1,000  Honeywell International, Inc.             53,813
      400  Illinois Tool Works, Inc.                 22,225
      200  Inco, Ltd.*                                3,087
      200  Ingersoll-Rand Company                     7,550
      100  ITT Industries, Inc.                       3,256
      200  Johnson Controls, Inc.                    11,925
      500  Lockheed Martin Corporation               17,925
      100  McDermott International, Inc.                969
      100  Millipore Corporation                      5,250
      600  Minnesota Mining and Manufacturing
           Company                                   57,975
      200  Molex, Inc.                               10,800
      100  National Service Industries, Inc.         $2,044
      200  Newmont Mining Corporation                 2,713
      100  Northrop Grumman Corporation               8,400
      100  Pall Corporation                           2,156
      100  Parker Hannifin Corporation                4,137
      100  Phelps Dodge Corporation                   4,675
      300  Pitney Bowes, Inc.                         8,906
      400  Placer Dome, Inc.                          3,250
      200  Power-One, Inc.*                          14,188
      200  Rockwell International Corporation         7,862
      300  Sanmina Corporation*                      34,294
      100  Sealed Air Corporation*                    4,812
      800  Solectron Corporation*                    35,200
      100  Textron, Inc.                              5,044
      200  Thermo Electron Corporation*               5,800
      100  Thomas & Betts Corporation                 1,513
      100  Timken Company                             1,406
    2,293  Tyco International, Ltd.                 129,984
      700  United Technologies Corporation           48,869
      800  Waste Management, Inc.                    16,000
-------------------------------------------------------------------
           Total Capital Goods                   1,733,741
-------------------------------------------------------------------

Communication Services (6.3%)
      400  ALLTEL Corporation                        25,775
    5,100  AT&T Corporation                         118,256
      325  Avaya, Inc.*                               4,367
    2,500  BellSouth Corporation                    120,781
      100  CenturyTel, Inc.                           3,850
    1,200  Global Crossing, Ltd.*                    28,350
    1,000  Nextel Communications, Inc.*              38,438
    2,200  Qwest Communications International,
           Inc.*                                    106,975
    4,600  SBC Communications, Inc.                 265,363
    1,200  Sprint Corporation                        30,600
    1,200  Sprint Corporation (PCS Group)*           45,750
    3,700  Verizon Communications                   213,906
    3,900  WorldCom, Inc.*                           92,625
-------------------------------------------------------------------
           Total Communication Services          1,095,036
-------------------------------------------------------------------

Consumer Cyclicals (6.7%)
      100  Adolph Coors Company                       6,369
      100  American Greetings Corporation             1,819
    1,200  Anheuser-Busch Companies, Inc.            54,900
      100  Armstrong Holdings, Inc.                     288
      100  AutoZone, Inc.*                            2,681
      300  Bed Bath & Beyond, Inc.*                   7,744
      300  Best Buy Company, Inc.*                   15,056
      100  Black & Decker Corporation                 3,762
      100  Brown-Forman Corporation, Class B          6,088
      100  Brunswick Corporation                      1,944
      900  Cendant Corporation*                     $10,800
      100  Centex Corporation                         3,700
      200  Circuit City Stores, Inc.-Circuit City
           Group                                      2,650
      100  Consolidated Stores Corporation*           1,187
      200  Convergys Corporation*                     8,713
      100  Cooper Tire & Rubber Company               1,094
      600  Costco Wholesale Corporation*             21,975
      100  Cummins Engine Company, Inc.               3,400
      500  CVS Corporation                           26,469
      200  Dana Corporation                           4,438
      700  Delphi Automotive Systems Corporation     10,981
      100  Dillard's, Inc.                            1,050
      400  Dollar General Corporation                 6,200
      200  Dow Jones & Company, Inc.                 11,775
      200  Federated Department Stores, Inc.*         6,513
      200  Fortune Brands, Inc.                       5,888
      400  Gannett Company, Inc.                     23,200
    1,100  Gap, Inc.                                 28,394
      200  Genuine Parts Company                      4,262
      200  Goodyear Tire & Rubber Company             3,700
      100  H&R Block, Inc.                            3,569
      100  Harcourt General, Inc.                     5,605
      400  Harley-Davidson, Inc.                     19,275
      100  Harrah's Entertainment, Inc.*              2,862
      200  Hasbro, Inc.                               2,150
    3,100  Home Depot, Inc.                         133,300
      400  IMS Health, Inc.                           9,450
      400  Interpublic Group of Companies, Inc.      17,175
      300  J.C. Penney Company, Inc.                  3,506
      100  Kaufman and Broad Home Corporation         2,975
      600  Kmart Corporation*                         3,563
      100  Knight Ridder                              5,025
      400  Kohl's Corporation*                       21,675
      200  Leggett & Platt, Inc.                      3,275
      500  Limited, Inc.                             12,625
      100  Liz Claiborne, Inc.                        4,250
      100  Longs Drug Stores Corporation              2,187
      500  Lowe's Companies, Inc.                    22,844
      600  Masco Corporation                         11,212
      500  Mattel, Inc.                               6,469
      400  May Department Stores Company             10,500
      100  Maytag Corporation                         2,862
      300  McGraw-Hill Companies, Inc.               19,256
      100  Meredith Corporation                       3,175
      200  Moody's Corporation                        5,262
      100  Navistar International Corporation*        3,306
      300  NIKE, Inc.                                11,981
      300  Newell Rubbermaid, Inc.                    5,756
      200  New York Times Company                     7,350
      100  Nordstrom, Inc.                           $1,644
      400  Office Depot, Inc.*                        3,325
      300  Omnicom Group, Inc.                       27,675
      100  PACCAR, Inc.                               4,206
      100  Pulte Corporation                          3,331
      300  RadioShack Corporation                    17,888
      100  Reebok International, Ltd.*                2,156
      100  Russell Corporation                        1,600
      400  Sears, Roebuck & Company                  11,892
      200  Sherwin-Williams Company                   4,338
      100  Snap-on, Inc.                              2,556
      100  Springs Industries, Inc.                   2,356
      100  Stanley Works                              2,662
      600  Staples, Inc.                              8,550
    1,200  Target Corporation                        33,150
      100  Tiffany & Company                          4,269
      400  TJX Companies, Inc.                       10,900
      200  Toys "R" Us, Inc.*                         3,438
      400  Tribune Company                           14,825
      100  TRW, Inc.                                  4,200
      100  Tupperware Corporation                     1,713
      100  VF Corporation                             2,731
      100  Visteon Corporation                        1,769
    1,300  Walgreen Company                          59,312
    6,100  Wal-Mart Stores, Inc.                    276,787
      100  Whirlpool Corporation                      4,350
-------------------------------------------------------------------
           Total Consumer Cyclicals              1,161,103
-------------------------------------------------------------------

Consumer Staples (9.5%)
      100  Alberto-Culver Company                     3,356
      500  Albertson's, Inc.                         11,844
      300  Avon Products, Inc.                       14,550
      500  Campbell Soup Company                     14,625
      400  Cardinal Health, Inc.                     37,900
      800  Carnival Corporation                      19,850
      800  Clear Channel Communications, Inc.*       48,050
      300  Clorox Company                            13,387
    3,300  Coca-Cola Company                        199,237
      500  Coca-Cola Enterprises, Inc.                9,187
      700  Colgate-Palmolive Company                 41,132
    1,200  Comcast Corporation*                      48,900
      700  ConAgra Foods, Inc.                       14,963
      100  Darden Restaurants, Inc.                   2,250
      100  Deluxe Corporation                         2,256
      200  Fort James Corporation                     6,588
      300  General Mills, Inc.                       12,525
    1,400  Gillette Company                          48,825
      200  Hershey Foods Corporation                 10,862
      500  Hilton Hotels Corporation                  4,750
      400  H.J. Heinz Company                       $16,775
      500  Kellogg Company                           12,688
      800  Kimberly-Clark Corporation                52,800
    1,100  Kroger Company*                           24,819
      300  Marriott International, Inc.              12,150
    1,800  McDonald's Corporation*                   55,800
      300  McKesson HBOC, Inc.                        8,419
      400  Nabisco Group Holdings Corporation        11,550
    1,900  PepsiCo, Inc.                             92,031
    3,000  Phillip Morris Companies, Inc.           109,875
    1,800  Procter & Gamble Company                 128,587
      200  Quaker Oats Company                       16,312
      400  Ralston Purina Company                     9,700
      100  R.R. Donnelley & Sons Company              2,150
      600  Safeway, Inc.*                            32,812
    1,100  Sara Lee Corporation                      23,719
      500  Seagram Company, Ltd.                     28,562
      200  Starbucks Corporation*                     8,938
      100  SUPERVALU, Inc.                            1,538
      400  SYSCO Corporation                         20,875
    1,900  Time Warner, Inc.                        144,229
      100  TRICON Global Restaurants, Inc.*           3,000
      700  Unilever                                  35,569
      200  UST, Inc.                                  5,050
    2,000  Viacom, Inc., Class B*                   113,750
    2,800  Walt Disney Company*                     100,275
      100  Wendy's International, Inc.                2,175
      100  Winn-Dixie Stores, Inc.                    1,925
      200  Wm. Wrigley Jr. Company                   15,838
-------------------------------------------------------------------
           Total Consumer Staples                1,656,948
-------------------------------------------------------------------

Energy (5.9%)
      200  Amerada Hess Corporation                  12,400
      345  Anadarko Petroleum Corporation            22,097
      200  Apache Corporation*                       11,062
      100  Ashland, Inc.                              3,275
      400  Baker Hughes, Inc.                        13,750
      200  Burlington Resources, Inc.                 7,200
      900  Chevron Corporation                       73,913
      800  Conoco, Inc., Class B                     21,750
      200  Devon Energy Corporation                  10,080
    4,800  Exxon Mobil Corporation                  428,100
      600  Halliburton Company                       22,237
      200  Kerr-McGee Corporation                    13,062
      200  Nabors Industries, Inc.*                  10,180
      500  Occidental Petroleum Corporation           9,938
      400  Phillips Petroleum Company                24,700
      100  Rowan Companies, Inc.*                     2,519
    3,000  Royal Dutch Petroleum Company            178,125
      800  Schlumberger, Ltd.                       $60,900
      100  Sunoco, Inc.                               2,994
      800  Texaco, Inc.                              47,250
      100  Tosco Corporation                          2,863
      300  Transocean Sedco Forex, Inc.              15,900
      300  Unocal Corporation                        10,237
      400  USX-Marathon Group                        10,875
-------------------------------------------------------------------
           Total Energy                          1,015,407
-------------------------------------------------------------------

Financials (15.9%)
      400  AFLAC, Inc.                               29,225
    1,000  Allstate Corporation                      40,250
    1,900  American Express Company                 114,000
      400  American General Corporation              32,200
    3,250  American International Group, Inc.       318,500
      500  AmSouth Bancorporation                     6,969
      300  Aon Corporation                           12,431
      900  Associates First Capital Corporation      33,413
    2,200  Bank of America Corporation              105,737
    1,000  Bank of New York Company, Inc.            57,563
    1,500  BANK ONE Corporation                      54,750
      500  BB&T Corporation                          15,937
      200  Bear Stearns Companies, Inc.              12,125
      300  Capital One Financial Corporation         18,938
    1,800  Charles Schwab Corporation                63,225
      210  Charter One Financial, Inc.                4,817
    1,700  Chase Manhattan Corporation               77,350
      300  Chubb Corporation                         25,331
      300  CIGNA Corporation                         36,585
      200  Cincinnati Financial Corporation           7,350
      300  CIT Group, Inc.                            5,231
    6,100  Citigroup, Inc.                          321,012
      200  Comerica, Inc.                            12,062
      400  Conseco, Inc.                              2,775
      100  Countrywide Credit Industries, Inc.        3,744
    1,400  Fannie Mae                               107,800
      600  Fifth Third Bancorp                       30,825
    1,300  First Union Corporation                   39,406
    1,300  Firstar Coporation                        25,594
    1,200  FleetBoston Financial Corporation         45,600
      300  Franklin Resources, Inc.                  12,852
    1,000  Freddie Mac                               60,000
      200  Golden West Financial Corporation         11,213
      400  Hartford Financial Services Group, Inc.   29,775
      600  Household International, Inc.             30,187
      310  Huntington Bancshares, Inc.                4,456
      200  Jefferson-Pilot Corporation               13,750
      300  J.P. Morgan & Company, Inc.               49,650
      500  KeyCorp                                   12,344
      400  Lehman Brothers Holdings, Inc.           $25,800
      200  Lincoln National Corporation               9,675
      200  Loews Corporation                         18,188
      400  Marsh & McLennan Companies, Inc.          52,300
      200  MBIA, Inc.                                14,537
    1,100  MBNA Corporation                          41,319
      600  Mellon Financial Corporation              28,950
    1,200  Merrill Lynch & Company, Inc.             84,000
      200  MGIC Investment Corporation               13,625
    1,600  Morgan Stanley Dean Witter &
           Company                                  128,500
      800  National City Corporation                 17,100
      400  Northern Trust Corporation                34,150
      100  Old Kent Financial Corporation             2,769
      200  Paine Webber Group, Inc.                  14,250
      400  PNC Financial Services Group, Inc.        26,750
      200  Progressive Corporation                   19,650
      200  Providian Financial Corporation           20,800
      300  Regions Financial Corporation              7,069
      100  SAFECO Corporation                         2,419
      200  SouthTrust Corporation                     6,475
      300  State Street Corporation                  37,422
      300  Stilwell Financial, Inc.                  13,444
      300  St. Paul Companies, Inc.                  15,375
      200  Summit Bancorp                             7,500
      400  SunTrust Banks, Inc.                      19,525
      300  Synovus Financial Corporation              6,469
      100  Torchmark Corporation                      3,331
      100  T. Rowe Price Associates, Inc.             4,681
      100  Union Planters Corporation                 3,381
      300  UNUMProvident                              8,475
      200  USA Education, Inc.                       11,175
    1,000  U.S. Bancorp                              24,188
      200  Wachovia Corporation                      10,800
      700  Washington Mutual, Inc.                   30,800
    2,200  Wells Fargo & Company                    101,887
-------------------------------------------------------------------
           Total Financials                      2,751,751
-------------------------------------------------------------------

Health Care (11.2%)
    2,100  Abbott Laboratories                      110,906
      200  Aetna, Inc.                               11,563
      200  Allergan, Inc.                            16,813
      200  ALZA Corporation*                         16,187
    1,800  American Home Products Corporation       114,300
    1,400  Amgen, Inc.*                              81,113
      100  Bausch & Lomb, Inc.                        3,856
      500  Baxter International, Inc.*               41,094
      300  Becton, Dickinson and Company             10,050
      300  Biogen, Inc.*                             18,056
      150  Biomet, Inc.                              $5,428
      500  Boston Scientific Corporation*             7,969
    2,700  Bristol-Myers Squibb Company             164,531
      100  C.R. Bard, Inc.                            4,188
    1,600  Eli Lilly and Company                    143,000
      400  Guidant Corporation*                      21,175
      700  HCA - The Healthcare Company              27,956
      500  HEALTHSOUTH Corporation*                   6,000
      200  Humana, Inc.*                              2,425
    2,000  Johnson & Johnson                        184,250
      200  King Pharmaceuticals, Inc.*                8,962
      100  Manor Care, Inc.*                          1,669
      300  MedImmune, Inc.*                          19,612
    1,600  Medtronic, Inc.                           86,900
    3,200  Merck & Company, Inc.                    287,800
    8,600  Pfizer, Inc.                             371,413
      100  Quintiles Transnational Corporation*       1,394
    2,000  Schering-Plough Corporation              103,375
      100  St. Jude Medical, Inc.*                    5,500
      400  Tenet Healthcare Corporation*             15,725
      300  UnitedHealth Group, Inc.*                 32,812
      200  Watson Pharmaceuticals, Inc.*             12,512
      100  WellPoint Health Networks, Inc.*          11,694
-------------------------------------------------------------------
           Total Health Care                     1,950,228
-------------------------------------------------------------------

Technology (27.8%)
      100  Adaptec, Inc.*                             1,581
    1,000  ADC Telecommunications, Inc.*             21,375
      400  Adobe Systems, Inc.                       30,425
      400  Advanced Micro Devices, Inc.*              9,050
      600  Agilent Technologies, Inc.*               27,788
      500  Altera Corporation*                       20,469
    3,100  America Online, Inc.*                    156,333
      500  Analog Devices, Inc.*                     32,500
      100  Andrew Corporation*                        2,631
      400  Apple Computer, Inc.*                      7,825
    1,100  Applied Materials, Inc.*                  58,437
      100  Autodesk, Inc.                             2,206
      900  Automatic Data Processing, Inc.           58,781
      300  BMC Software, Inc.*                        6,094
      400  Broadcom Corporation*                     88,950
      200  Cabletron Systems, Inc.*                   5,425
      100  Ceridian Corporation*                      2,500
    9,700  Cisco Systems, Inc.*                     522,587
      200  Citrix Systems, Inc.*                      4,425
    2,300  Compaq Computer Corporation               69,943
      800  Computer Associates International, Inc.   25,500
      300  Computer Sciences Corporation*            18,900
      500  Compuware Corporation*                     3,938
      300  Comverse Technology, Inc.*               $33,525
      300  Conexant Systems, Inc.*                    7,894
    3,500  Dell Computer Corporation*               103,250
      400  Eastman Kodak Company                     17,950
      600  Electronic Data Systems Corporation       28,163
    3,000  EMC Corporation*                         267,187
      100  Equifax, Inc.                              3,450
      500  First Data Corporation                    25,062
      400  Gateway, Inc.*                            20,644
    2,800  Hewlett-Packard Company                  130,025
    9,200  Intel Corporation                        414,000
    2,500  International Business Machines
           Corporation                              246,250
    1,300  JDS Uniphase Corporation*                105,869
      200  KLA-Tencor Corporation*                    6,763
      100  Lexmark International, Inc.*               4,100
      500  Linear Technology Corporation             32,281
      400  LSI Logic Corporation*                    13,150
    4,500  Lucent Technologies, Inc.                104,906
      400  Maxim Integrated Products, Inc.*          26,525
      200  Mercury Interactive Corporation*          22,200
      700  Micron Technology, Inc.*                  24,325
    7,300  Microsoft Corporation*                   502,787
    2,900  Motorola, Inc.                            72,319
      200  National Semiconductor Corporation*        5,200
      100  NCR Corporation*                           4,313
      500  Network Appliance, Inc.*                  59,500
    4,100  Nortel Networks Corporation              186,550
      400  Novell, Inc.*                              3,600
      100  Novellus Systems, Inc.*                    4,094
    7,700  Oracle Corporation*                      254,100
      800  Palm, Inc.*                               42,850
      300  Parametric Technology Corporation*         3,694
      500  Paychex, Inc.                             28,344
      300  PE Corporation                            35,100
      300  PeopleSoft, Inc.*                         13,092
      100  PerkinElmer, Inc.                         11,950
      100  Polaroid Corporation                       1,006
    1,100  QUALCOMM, Inc.*                           71,620
      400  Raytheon Company                          13,675
      100  Sabre, Inc.                                3,344
      100  Sapient Corporation*                       3,556
      300  Scientific-Atlanta, Inc.                  20,531
      400  Seagate Technology, Inc.*                 27,950
      600  Siebel Systems, Inc.*                     62,962
    2,200  Sun Microsystems, Inc.*                  243,925
      100  Tektronix, Inc.*                           7,125
      500  Tellabs, Inc.*                            24,969
      200  Teradyne, Inc.*                            6,250
    2,300  Texas Instruments, Inc.                 $112,844
      400  Unisys Corporation*                        5,100
      600  VERITAS Software Corporation*             84,609
      100  W.W. Grainger, Inc.                        3,194
      900  Xerox Corporation                          7,594
      500  Xilinx, Inc.*                             36,219
      800  Yahoo!, Inc.*                             46,900
-------------------------------------------------------------------
           Total Technology                      4,826,048
-------------------------------------------------------------------

Transportation (0.5%)
      200  AMR Corporation*                           6,550
      500  Burlington Northern Santa Fe Corporation  13,281
      200  CSX Corporation                            5,063
      100  Delta Air Lines, Inc.                      4,725
      300  FedEx Corporation*                        14,058
      500  Norfolk Southern Corporation               7,062
      100  Ryder System, Inc.                         1,975
      600  Southwest Airlines Company                17,100
      300  Union Pacific Corporation                 14,063
      100  US Airways Group, Inc.*                    3,775
-------------------------------------------------------------------
           Total Transportation                     87,652
-------------------------------------------------------------------

Utilities (3.3%)
      600  AES Corporation*                          33,900
      100  Ameren Corporation                         3,975
      400  American Electric Power Company, Inc.     16,600
      200  Cinergy Corporation                        6,125
      100  CMS Energy Corporation                     2,700
      300  Coastal Corporation                       22,631
      200  Columbia Energy Group                     14,387
      200  Consolidated Edison, Inc.                  7,037
      200  Constellation Energy Group, Inc.           8,338
      200  CP&L Energy, Inc.                          8,062
      400  Dominion Resources, Inc.                  23,825
      100  DTE Energy Company                        $3,612
      600  Duke Energy Corporation                   51,863
      400  Dynegy, Inc.                              18,525
      100  Eastern Enterprises                        6,438
      400  Edison International                       9,550
      400  El Paso Energy Corporation                25,075
    1,100  Enron Corporation                         90,269
      300  Entergy Corporation                       11,494
      475  Exelon Corporation                        28,559
      300  FirstEnergy Corporation                    7,762
      100  Florida Progress Corporation               5,319
      300  FPL Group, Inc.                           19,800
      100  GPU, Inc.                                  3,306
      100  KeySpan Corporation                        3,519
      200  Niagara Mohawk Holdings, Inc.*             3,200
      100  Nicor, Inc.                                3,531
      100  ONEOK, Inc.                                3,962
      100  Peoples Energy Corporation                 3,438
      500  PG&E Corporation                          13,469
      200  Pinnacle West Capital Corporation          8,688
      100  PPL Corporation                            4,119
      200  Public Service Enterprise Group, Inc.      8,300
      400  Reliant Energy, Inc.                      16,525
      200  Sempra Energy                              4,137
      800  Southern Company                          23,500
      300  TXU Corporation                           11,119
      600  Williams Companies, Inc.                  25,088
      455  Xcel Energy, Inc.                         11,631
-------------------------------------------------------------------
           Total Utilities                         573,378
-------------------------------------------------------------------
           Total Common Stocks
           (cost basis $17,594,850)             17,240,892
-------------------------------------------------------------------

Principal
    Amount   Short-Term Investments (1.1%)                Interest Rate/1/         Maturity Date               Market Value
===================================================================================================================================
  $199,000   BellSouth Telecommunications, Inc.               6.500%                 11/1/2000                  $199,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Short-Term Investments
                                                       (amortized cost basis $199,000)                           199,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (100.4%)
                                                       (amortized cost basis $17,793,850)                     17,439,892
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Other Assets, Less Liabilities (-0.4%)                    (71,635)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Net Assets (100.0%)                                   $17,368,257
-----------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL High Yield Bond Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as “junk bonds”.

=======================================================================================================================================
    Principal
      Amount      Long-Term Fixed Income Investments (86.4%)              Interest Rate       Maturity Date      Market Value
=======================================================================================================================================

Finance (3.8%)
       750,000   Forest City Enterprises, Inc.                                8.500%           3/15/2008             701,250
     1,000,000   Golden State Holdings, Inc.                                  7.000            8/1/2003              957,632
       300,000   Golden State Holdings, Inc.                                  6.750            8/1/2001              296,171
     2,000,000   Imperial Credit Industries, Inc.                             9.875            1/15/2007             862,500
       500,000   MFN Financial Corporation                                   11.155            3/23/2001             485,000
     1,650,000   RBF Finance Company                                         11.000            3/15/2006           1,876,875
=======================================================================================================================================
                                                           Total Finance                                            5,179,428
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Goods (1.8%)
       300,000   Flag, Ltd.                                                   8.250            1/30/2008             250,500
     1,650,000   Fresh Foods, Inc.                                           10.750            6/1/2006              540,375
        71,840   SFC New Holdings, Inc. Subordinated Notes/7/                 0.000            12/15/2009                  7
     1,900,000   Smithfield Foods, Inc.                                       7.625            2/15/2008           1,710,000
=======================================================================================================================================
                                                           Total Industrial-Consumer Goods                          2,500,882
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Energy (8.4%)
     1,500,000   Coastal Corporation                                          7.359            7/21/2003           1,501,251
     1,450,000   Ferrellgas Partners, L.P.                                    9.375            6/15/2006           1,421,000
       750,000   Giant Industries, Inc.                                       9.750            11/15/2003            738,750
       100,000   Gulf Canada Resources, Ltd.                                  9.625            7/1/2005              103,000
     1,000,000   Gulf Canada Resources, Ltd.                                  9.250            1/15/2004           1,010,000
       350,000   HS Resources, Inc.                                           9.875            12/1/2003             350,000
     1,000,000   HS Resources, Inc.                                           9.250            11/15/2006            997,500
       500,000   HS Resources, Inc.  Series B                                 9.250            11/15/2006            498,750
     1,500,000   Pioneer Natural Resources Company                            9.625            4/1/2010            1,576,188
       500,000   Pride Petroleum Services, Inc.                               9.375            5/1/2007              506,250
     1,500,000   R&B Falcon Corporation                                       9.500            12/15/2008          1,601,250
         7,473   TransTexas Gas Corporation                                  15.000            3/15/2005               5,764
     1,000,000   Vintage Petroleum, Inc.                                      9.000            12/15/2005          1,007,500
       500,000   XCL, Ltd. /2//5/                                            13.500            5/1/2004               90,000
=======================================================================================================================================
                                                           Total Industrial-Energy                                 11,407,203
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Manufacturing (14.3%)
     1,250,000   Abitibi-Consolidated, Inc.                                   8.300            8/1/2005            1,258,603
       600,000   Advanced Lighting Technologies, Inc.                         8.000            3/15/2008             411,000
     2,900,000   Allied Waste North America, Inc.                             7.625            1/1/2006            2,581,000
     1,650,000   BREED Technologies, Inc. /2//5/                              9.250            4/15/2008                 165
     1,650,000   Building Materials Corporation of America                    7.750            7/15/2005             495,000
     1,025,000   Consolidated Container Company LLC                          10.125            7/15/2009             922,500
     1,450,000   Crown Cork & Seal Company, Inc.                              7.125            9/1/2002            1,131,406
      $650,000   Fisher Scientific International, Inc.                        9.000%           2/1/2008             $593,125
       400,000   Huntsman Corporation /2/                                     9.500            7/1/2007              232,000
       750,000   Huntsman ICI Chemicals LLC                                  10.125            7/1/2009              712,500
       700,000   Huntsman Polymers Corporation                               11.750            12/1/2004             675,500
       250,000   ISP Holdings, Inc.                                           9.000            10/15/2003            212,500
     2,500,000   Lear Corporation                                             8.110            5/15/2009           2,327,657
       100,000   Levi Strauss & Company                                       6.800            11/1/2003              81,750
     1,650,000   Lyondell Chemical Company                                    9.625            5/1/2007            1,600,500
       800,000   Nortek, Inc.                                                 9.125            9/1/2007              716,000
       500,000   Polymer Group, Inc.                                          9.000            7/1/2007              355,000
     1,250,000   RBX Corporation                                             12.000            1/15/2003             625,000
     1,000,000   Silgan Holdings, Inc.                                        9.000            6/1/2009              855,000
       700,000   Sterling Chemicals, Inc.                                    12.375            7/15/2006             672,000
     1,650,000   Stone Container Corporation                                 10.750            10/1/2002           1,674,750
     1,250,000   Talon Automotive Group LLC                                   9.625            5/1/2008              287,500
       300,000   Waste Management, Inc.                                       7.000            5/15/2005             283,838
       800,000   WMX Technologies, Inc.                                       7.100            8/1/2026              771,737
=======================================================================================================================================
                                                           Total Industrial-Manufacturing                          19,476,031
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Services (31.4%)
       800,000   Abbey Healthcare Group, Inc.                                 9.500            11/1/2002             794,000
     1,500,000   Beckman Coulter, Inc.                                        7.100            3/4/2003            1,459,910
       750,000   Beverly Enterprises, Inc.                                    9.000            2/15/2006             678,750
       500,000   British Sky Broadcasting Group plc                           8.200            7/15/2009             463,062
     1,500,000   British Sky Broadcasting Group plc                           7.300            10/15/2006          1,357,966
       500,000   Cadmus Communications Corporation                            9.750            6/1/2009              491,250
     2,500,000   Century Communications Corporation                           8.750            10/1/2007           2,131,250
     2,500,000   Charter Communications Holdings LLC                          8.625            4/1/2009            2,250,000
     2,500,000   Comcast Cable Communications, Inc.                           6.200            11/15/2008          2,307,030
     1,950,000   EchoStar DBS Corporation                                     9.250            2/1/2006            1,925,625
       800,000   Fox/Liberty Networks LLC                                     8.875            8/15/2007             804,000
         1,800   Fresenius Medical Care Capital Trust II                      7.875            2/1/2008            1,674,000
       800,000   Garden State Newspapers, Inc.                                8.625            7/1/2011              736,000
     1,650,000   Harrah's Operating Company, Inc.                             7.500            1/15/2009           1,543,164
     2,150,000   HCA - The Healthcare Company                                 6.910            6/15/2005           2,025,997
       300,000   HCA - The Healthcare Company                                 6.730            7/15/2045             287,684
     2,500,000   HMH Properties, Inc.                                         7.875            8/1/2005            2,375,000
       500,000   Horseshoe Gaming Holding Corporation                         8.625            5/15/2009             482,500
     1,000,000   Horseshoe Gaming LLC                                         9.375            6/15/2007           1,001,250
     1,650,000   International Game Technology                                7.875            5/15/2004           1,608,750
     1,250,000   Isle of Capri Casinos, Inc.                                  8.750            4/15/2009           1,134,375
       532,000   ITT Corporation                                              6.250            11/15/2000            531,703
       900,000   John Q. Hammons Hotels, Inc.                                 8.875            2/15/2004             832,500
       450,000   LIN Television Corporation                                   8.375            3/1/2008              423,000
       750,000   Mail-Well I Corporation                                      8.750            12/15/2008            555,000
     1,400,000   Mirage Resorts, Inc.                                         7.250            10/15/2006          1,320,652
     1,000,000   Park Place Entertainment Corporation                         8.875            9/15/2008             980,000
       900,000   Price Communications Wireless, Inc.                          9.125            12/15/2006            900,000
      $500,000   PRIMEDIA, Inc.                                               7.625%           4/1/2008             $450,000
       400,000   Renaissance Media Group LLC                                 10.000            4/15/2008             280,000
     2,100,000   Riviera Holdings Corporation                                10.000            8/15/2004           1,863,750
       600,000   Telewest Communications plc                                 11.000            10/1/2007             522,000
     2,500,000   Tenet Healthcare Corporation                                 8.000            1/15/2005           2,459,375
     2,000,000   Triad Hospitals Holdings, Inc.                              11.000            5/15/2009           2,080,000
     2,500,000   United Pan-Europe Communications NV                         10.875            11/1/2007           1,975,000
=======================================================================================================================================
                                                           Total Industrial-Services                               42,704,543
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Transportation (0.3%)
       400,000   Dunlop Standard Aerospace Holdings plc                      11.875            5/15/2009             398,000
=======================================================================================================================================
                                                           Total Industrial-Transportation                            398,000
---------------------------------------------------------------------------------------------------------------------------------------

Sovereign/Provincial (2.6%)
     1,500,000   Mexico Government International Bond                         8.500            2/1/2006            1,471,500
     2,000,000   Sovereign Bancorp, Inc.                                     10.500            11/15/2006          2,030,000
=======================================================================================================================================
                                                           Total Sovereign/Provincial                               3,501,500
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (23.8%)
     1,000,000   Azurix Corporation/2/                                       10.375            2/15/2007             920,000
     1,250,000   Call-Net Enterprises, Inc.                                   8.000            8/15/2008             500,000
     3,500,000   Calpine Corporation                                          7.625            4/15/2006           3,375,684
     2,500,000   CMS Energy Corporation                                       7.500            1/15/2009           2,179,047
     1,250,000   Crown Castle International Corporation                      10.750            8/1/2011            1,281,250
       800,000   FairPoint Communications, Inc.                              12.500            5/1/2010              720,000
     1,500,000   FLAG Telecom Holdings, Ltd.                                 11.625            3/30/2010           1,260,000
     3,250,000   Global Crossing, Ltd./2/                                     9.125            11/15/2006          3,099,687
     1,350,000   ICG Holdings, Inc. /7/                                       0.000            5/1/2006              222,750
     1,000,000   KPNQwest NV                                                  8.125            6/1/2009              890,000
     2,500,000   Level 3 Communications, Inc.                                 9.125            5/1/2008            2,018,750
       300,000   Leviathan Finance Corporation                               10.375            6/1/2009              315,000
     2,500,000   McLeodUSA, Inc.                                              0.000            3/1/2007            2,087,500
     1,650,000   Metromedia Fiber Network, Inc.                              10.000            11/15/2008          1,460,250
     2,500,000   Nextel Communications, Inc.                                  9.375            11/15/2009          2,412,500
       500,000   Nextel Partners, Inc./2/                                    11.000            3/15/2010             497,500
     1,650,000   NEXTLINK Communications, Inc.                               10.750            6/1/2009            1,447,875
       705,000   NTL, Inc.                                                    9.750            4/1/2008              394,800
     3,100,000   Rogers Cantel, Inc.                                          9.375            6/1/2008            3,162,000
       750,000   TeleCorp PCS, Inc.                                          10.625            7/15/2010             748,125
     2,500,000   Williams Communications Group, Inc.                         10.875            10/1/2009           2,106,250
     1,650,000   Worldwide Fiber, Inc.                                       12.000            8/1/2009            1,303,500
=======================================================================================================================================
                                                           Total Utilities                                         32,402,468
=======================================================================================================================================
                                                           Total Long-Term Fixed Income Investments
                                                           (amortized cost basis $128,973,673)                   $117,570,055

===================================================================================================================================

  Shares      Common Stocks (0.2%)                                                                           Market Value

    89,428   Abraxas Petroleum Corporation                                                                      $268,283
    89,428   Abraxas Petroleum Corporation (Warrants)*                                                            13,414
       750   Arcadia Financial, Ltd. (Warrants)*                                                                     750
       925   TransTexas Gas Corporation                                                                           14,337
       500   Unifi Communications, Inc. (Warrants)*                                                                    5
===================================================================================================================================
                                                       Total Common Stocks (Warrants)
                                                       (cost basis $171,167)                                     $296,789

===================================================================================================================================
  Shares      Preferred Stocks (0.0%)                                                                        Market Value
     8,854   TransTexas Gas Corporation                                                                             $443
===================================================================================================================================
                                                       Total Preferred Stocks
                                                       (cost basis $4,629)                                           $443
-----------------------------------------------------------------------------------------------------------------------------------

Principal
  Amount      Short-Term Investments (9.8%)                     Interest Rate/1/       Maturity Date           Market Value
===================================================================================================================================

  $100,000   Campbell Soup Company                                       6.530%    12/6/2000                      99,365
   600,000   CDC Communications, Inc.                                    6.520     11/1/2000                     600,000
   100,000   ConAgra, Inc.                                               6.670     11/16/2000                     99,722
   400,000   Cox Communications, Inc.                                    6.700     12/13/2000                    396,873
   500,000   Edison Midwest Corporation                                  6.720     11/1/2000                     500,000
   300,000   General Electric Capital Corporation                  6.470-6.490     12/7/2000-12/20/2000          297,590
   500,000   Ingersoll-Rand Company                                      6.710     11/15/2000                    498,695
   300,000   Infinity Broadcasting, Inc.                                 6.710     12/1/2000                     298,323
   500,000   International Paper Company                                 6.710     12/8/2000                     496,552
   300,000   KFW International Finance                                   6.480     12/6/2000                     298,110
 4,300,000   Motorola, Inc.                                              6.460     12/27/2000                  4,256,723
 1,100,000   TRW, Inc.                                                   6.710     12/1/2000                   1,093,849
 4,400,000   Verizon Global Funding Discount Notes                 6.460-6.500     12/5/2000-12/19/2000        4,370,589
===================================================================================================================================
                                                       Total Short-Term Investments
                                                       (amortized cost basis $13,306,391)                      13,306,391
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (96.4%)
                                                       (amortized cost basis $142,455,860)                    131,173,678
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Other Assets, Less Liabilities (3.6%)                   4,935,598
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Net Assets (100.0%)                             $136,109,276
-----------------------------------------------------------------------------------------------------------------------------------

* Non income-producing security
/1/ The interest rate reflects the discount rate at the date of purchase
/2/ 144A Security
/5/ Security in default
/7/ Step Coupon Bonds

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation by investing primarily in a diversified portfolio of municipal securities.

 Principal                                                                           Interest        Maturity      Market
   Amount        Municipal Bond Investments (98.3%)                                    Rate            Date         Value
=======================================================================================================================================

Alabama (0.4%)
    $1,000,000   Alabama 21st Century Authority Tobacco Settlement Revenue
                 Bonds                                                                5.750%        12/1/2020      $956,250
     1,000,000   Birmingham, Alabama Multifamily Housing Revenue Bonds
                 (Beaconview Apartments Project) (Series A) (MBIA Insured)            5.600         7/1/2020         986,250
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Alabama                                           1,942,500
---------------------------------------------------------------------------------------------------------------------------------------

Alaska (1.5%)
     2,105,000   Alaska Industrial Development & Export Authority Power
                 Revenue Bonds (Snettisham Hydroelectric Project) (1st Series)
                 (AMBAC Insured) (Subject to 'AMT')                                   6.000         1/1/2015       2,202,356
     1,985,000   Alaska Industrial Development & Export Authority Power
                 Revenue Bonds (Snettisham Hydroelectric Project) (1st Series)
                 (AMBAC Insured) (Subject to 'AMT')                                   6.000         1/1/2014       2,084,250
     3,000,000   Northern Tobacco Securitization Corporation Alaska Tobacco
                 Settlement Revenue Bonds                                             6.200         6/1/2022       2,996,250
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Alaska                                            7,282,856
---------------------------------------------------------------------------------------------------------------------------------------

Arizona (1.3%)
     4,080,000   Maricopa County, Arizona Industrial Development Authority
                 Single Family Mortgage Revenue Bonds (Series 1C)
                 (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                         6.000         12/1/2024      4,564,500
     1,000,000   Maricopa County, Arizona Elementary School District #068
                 Alhambra General Obligation Bonds (AMBAC Insured)                    5.125         7/1/2012       1,006,250
       500,000   Phoenix, Arizona Industrial Development Authority Single
                 Family Mortgage Revenue Bonds (Series 1A) (GNMA/FNMA/
                 FHLMC Insured)                                                       5.875         6/1/2016         515,625
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Arizona                                           6,086,375
---------------------------------------------------------------------------------------------------------------------------------------

Arkansas (0.9%)
       980,000   Arkansas State Development Finance Authority Single Family
                 Mortgage Revenue Bonds (Series F) (GNMA Insured) (Subject
                 to 'AMT')                                                            7.450         1/1/2027         999,355
     2,000,000   Blytheville, Arkansas Solid Waste Recycling and Sewer
                 Treatment Revenue Bonds (Nucor Corporation Project) (Subject
                 to 'AMT')                                                            6.900         12/1/2021      2,070,000
       335,000   Paragould, Arkansas Water Sewer & Electric Revenue Bonds
                 (AMBAC Insured)                                                      5.650         12/1/2025        334,581
       800,000   Paragould, Arkansas Water Sewer & Electric Revenue Bonds
                 (AMBAC Insured)                                                      5.600         12/1/2020        799,000
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Arkansas                                          4,202,936
---------------------------------------------------------------------------------------------------------------------------------------

California (9.0%)
    $1,250,000   California Rural Home Mortgage Finance Authority Single Family
                 Mortgage Revenue Bonds (Series D) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                   6.000%        6/1/2031      $1,362,500
     1,100,000   California State Veterans General Obligation Bonds (Subject to
                 'AMT')                                                               6.250         2/1/2014       1,103,410
     3,855,000   Contra Costa County, California Home Mortgage Revenue
                 Bonds (GNMA Insured) (Escrowed to Maturity)                          7.500         5/1/2014       4,775,381
     7,145,000   Foothill/Eastern Transportation Corridor Agency California Toll
                 Road Revenue Bonds (Series A)                                        0.000         1/1/2014       6,573,400
     6,000,000   Foothill/Eastern Transportation Corridor Agency California Toll
                 Road Revenue Bonds (Series A)                                        0.000         1/1/2013       5,520,000
     5,000,000   Foothill/Eastern Transportation Corridor Agency California Toll
                 Road Revenue Bonds (Series A)                                        0.000         1/1/2011       4,587,500
     5,000,000   Foothill/Eastern Transportation Corridor Agency California Toll
                 Road Revenue Bonds (Series A) (Escrowed to Maturity)                 0.000         1/1/2009       4,450,000
     1,335,000   Foothill/Eastern Transportation Corridor Agency California Toll
                 Road Revenue Bonds (Series A) (Escrowed to Maturity)                 0.000         1/1/2005       1,103,044
       870,000   Golden West Schools Financing Authority California  Revenue
                 Bonds (Series A) (MBIA Insured)                                      5.800         2/1/2024        926,550
     1,000,000   Los Angeles, California Department of Water and Power Electric
                 Plant Revenue Bonds                                                  6.100         2/15/2017      1,052,500
     4,200,000   Pomona, California Single Family Mortgage Revenue Bonds
                 (Series A) (GNMA/FNMA Insured) (Escrowed to Maturity)                7.600         5/1/2023       5,334,000
     3,480,000   Sacramento County, California Single Family Mortgage Revenue
                 Bonds (Subject to 'AMT') (Escrowed to Maturity)                      8.250         1/1/2021       4,624,050
     1,950,000   San Bernardino County, California Single Family Mortgage Revenue
                 Bonds (Series A-1) (GNMA/FNMA Insured) (Subject to 'AMT')            6.250         12/1/2031      2,006,062
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total California                                       43,418,397
---------------------------------------------------------------------------------------------------------------------------------------

Colorado (2.6%)
       770,000   Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (Academy Charter School Project)                               7.125         12/15/2030       747,863
     2,250,000   Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (Bromley East Project) (Series A)                              7.250         9/15/2030      2,219,062
     1,235,000   Colorado Health Facilities Authority Revenue Bonds (Boulder
                 Hospital) (Series B) (MBIA Insured)                                  6.000         10/1/2012      1,256,613
     1,765,000   Colorado Housing and Finance Authority Revenue Bonds (Single
                 Family Program) (Series A-2) (Subject to 'AMT')                      7.450         10/1/2016      1,950,325
     1,100,000   Colorado Housing and Finance Authority Revenue Bonds (Single
                 Family Program) (Series A-3)                                         7.250         4/1/2010       1,216,875
     1,000,000   Colorado Housing and Finance Authority Revenue Bonds (Single
                 Family Program) (Series C-3) (FHA/VA Insured)                        7.150         10/1/2030      1,111,250
     1,000,000   Colorado Housing and Finance Authority Revenue Bonds
                 (Series E-3)                                                         6.600         8/1/2017       1,085,000
     1,220,000   Denver, Colorado City and County Certificates of Participation
                 (Series A) (MBIA Insured)                                            5.500         5/1/2017       1,230,675
     1,000,000   Denver, Colorado Health and Hospital Authority Healthcare
                 Revenue Bonds (Series A)                                             5.150         12/1/2011        901,250
    $1,000,000   Routt County, Colorado School District #RE02 Steamboat
                 Springs General Obligation Bonds (MBIA Insured)                      5.000%        12/1/2017       $955,000
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Colorado                                         12,673,913
---------------------------------------------------------------------------------------------------------------------------------------
Florida (5.6%)
     3,490,000   Clay County, Florida Housing Finance Authority Single Family
                 Mortgage Revenue Bonds (GNMA/FNMA Insured) (Subject
                 to 'AMT')                                                            6.000         4/1/2029       3,585,975
     3,225,000   Escambia County, Florida Health Facilities Authority Revenue
                 Bonds (Azalea Trace, Inc.)                                           6.000         1/1/2015       2,999,250
       620,000   Florida State Board of Education Capital Outlay General
                 Obligation Bonds (MBIA Insured)                                      9.125         6/1/2014         861,025
     1,050,000   Florida State Board of Education Capital Outlay General
                 Obligation Bonds (Series A)                                          5.000         1/1/2018         996,188
       765,000   Hillsborough County, Florida Industrial Development Authority
                 Revenue Bonds (Health Facilities Project- University Community
                 Hospital) (Series A)                                                 4.500         8/15/2003        736,312
     1,145,000   Leon County, Florida Educational Facilities Authority Certificates
                 of Participation (Escrowed to Maturity)                              8.500         9/1/2017       1,538,594
     2,220,000   Manatee County, Florida Housing Finance Authority Single
                 Family MortgageRevenue Bonds (Series 1) (GNMA/FNMA/
                 FHLMC Insured) (Subject to 'AMT')                                    7.200         5/1/2028       2,430,900
     1,775,000   Orange County, Florida Housing Finance Authority Homeowner
                 Revenue Bonds (Series B-1) (GNMA/FNMA Insured) (Subject to
                 'AMT')                                                               5.900         9/1/2028       1,808,281
     1,000,000   Orange County, Florida Health Facilities Authority Revenue
                 Bonds (Adventist Health Systems)                                     5.850         11/15/2010       991,250
     1,320,000   Orange County, Florida Health Facilities Authority Revenue
                 Bonds (Adventist Health Systems)                                     5.750         11/15/2008     1,310,100
     2,000,000   Orange County, Florida Health Facilities Authority Revenue
                 Bonds (Orlando Regional Healthcare Project) (Series A) (MBIA
                 Insured)                                                             6.250         10/1/2018      2,202,500
     1,800,000   Palm Beach County, Florida Housing Finance Authority Single
                 Family Homeowner Revenue Bonds (Series A-1) (GNMA/FNMA
                 Insured) (Subject to 'AMT')                                          5.900         10/1/2027      1,833,750
     3,000,000   Pinellas County, Florida Housing Finance Authority Single Family
                 Housing Revenue Bonds (Multi-County Program) (Series A-1)
                 (GNMA/FNMA Insured) (Subject to 'AMT')                               7.200         9/1/2029       3,318,750
     2,000,000   Pinnellas County, Florida Housing Finance Authority Single Family
                 Housing Revenue Bonds (Multi-County Program) (Series B-1)
                 (Subject to 'AMT')                                                   7.250         9/1/2029       2,207,500
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Florida                                          26,820,375
---------------------------------------------------------------------------------------------------------------------------------------

Georgia (0.3%)
     1,500,000   Savannah, Georgia Economic Development Authority Student
                 Housing Revenue Bonds (State University Project) (Series A)
                 (ACA Insured)                                                           6.750      11/15/2020     1,576,875
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Georgia                                           1,576,875
---------------------------------------------------------------------------------------------------------------------------------------

Illinois (12.4%)
    $1,000,000   Broadview, Illinois Tax Increment Revenue Bonds                      5.375%        7/1/2015        $960,000
     2,000,000   Broadview, Illinois Tax Increment Revenue Bonds                      5.250         7/1/2012       1,942,500
     1,830,000   Chicago, Illinois Single Family Mortgage Revenue Bonds
                 (Series A) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')              7.250         9/1/2028       1,978,687
     2,200,000   Chicago, Illinois Single Family Mortgage Revenue Bonds
                 (Series C) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')              7.000         3/1/2032       2,409,000
     6,500,000   Chicago, Illinois Single Family Mortgage Revenue Bonds
                 (Series C) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')              7.050         10/1/2030      6,979,375
     2,250,000   Cook County, Illinois General Obligation Bonds (Series B)
                 (FGIC Insured)                                                       5.500         11/15/2022     2,216,250
     1,815,000   Cook County, Illinois School District #99 Cicero General
                 Obligation Bonds (FGIC Insured)                                      8.500         12/1/2016      2,429,831
     1,565,000   Cook County, Illinois School District #99 Cicero General
                 Obligation Bonds (FGIC Insured)                                      8.500         12/1/2014      2,071,669
     1,250,000   Cook County, Illinois School District #99 Cicero General
                 Obligation Bonds (FGIC Insured)                                      8.500         12/1/2011      1,612,500
       765,000   Cook County, Illinois School District #100 Berwyn South
                 General Obligation Bonds (FSA Insured)                               8.200         12/1/2009        948,600
     4,000,000   Illinois Development Finance Authority Hospital Revenue
                 Bonds (Adventist Health System/Sunbelt Obligation)                   5.500         11/15/2029     3,280,000
     1,290,000   Illinois Development Finance Authority Revenue Bonds
                 (Community Rehabilitation Providers) (Series A)                      5.700         7/1/2007       1,251,300
     4,900,000   Illinois Educational Facilities Authority Revenue Bonds
                 (Northwestern University)                                            5.250         11/1/2032      4,924,500
     2,500,000   Illinois Educational Facilities Authority Revenue Bonds
                 (Northwestern University)                                            5.250         11/1/2032      2,537,500
     1,600,000   Illinois Health Facilities Authority Revenue Bonds (Bethesda
                 Home and Retirement) (Series A)                                      6.250         9/1/2014       1,548,000
     4,180,000   Illinois Health Facilities Authority Revenue Bonds (Rush-
                 Presbyterian-St. Lukes) (Series A) (MBIA Insured)                    5.250         11/15/2014     4,117,300
     1,000,000   Illinois Health Facilities Authority Revenue Bonds (Riverside
                 Health System)                                                       6.850         11/15/2029     1,027,500
     2,500,000   Illinois Health Facilities Authority Revenue Bonds (Advocate
                 Health Care) (Series B) (MBIA/IBC Insured)                           5.250         8/15/2018      2,356,250
     2,000,000   Illinois Health Facilities Authority Revenue Bonds (Swedish
                 American Hospital)                                                   6.875         11/15/2030     2,037,500
     2,125,000   Illinois Health Facilities Authoriy Revenue Bonds (Thorek
                 Hospital and Medical Center)                                         5.250         8/15/2018      1,707,969
     3,065,000   Illinois State Sales Tax Revenue Bonds (Series L)                    0.000         6/15/2012      3,271,887
     3,035,000   McHenry County, Illinois Community High School District
                 #157 General Obligation Bonds (FSA Insured)                          9.000         12/1/2017      4,226,238
     3,000,000   Regional Transportation Authority Illinois Revenue Bonds
                 (Series A) (FGIC Insured)                                            6.700         11/1/2021      3,431,250
       500,000   Southwestern Illinois Development Authority Revenue Bonds
                 (Anderson Hospital)                                                  5.625         8/15/2029        403,125
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Illinois                                         59,668,731
---------------------------------------------------------------------------------------------------------------------------------------

Indiana (2.1%)
    $2,225,000   Allen County, Indiana Industrial Certificates of Participation
                 (MBIA/IBC Insured)                                                   6.500%        11/1/2017     $2,286,188
     4,550,000   Indiana Transportation Finance Authority Highway Revenue
                 Bonds (MBIA/IBC Insured)                                             7.250         6/1/2015       5,425,875
     2,500,000   Petersburg, Indiana Industrial Pollution Control Revenue Bonds
                 (Indianapolis Power and Light Company) (Series A) (MBIA/IBC
                 Insured)                                                             6.100         1/1/2016       2,581,250
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Indiana                                          10,293,313
---------------------------------------------------------------------------------------------------------------------------------------

Iowa (0.2%)
     1,100,000   Iowa Finance Authority Economic Development Revenue
                 Bonds (Foundation for Affordable Housing Project) (Series A)         5.650         4/1/2033       1,134,375
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Iowa                                              1,134,375
---------------------------------------------------------------------------------------------------------------------------------------

Kansas (0.9%)
     4,140,000   Kansas City, Kansas Utility System Revenue Bonds (FGIC Insured)      6.375         9/1/2023       4,326,300
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Kansas                                            4,326,300
---------------------------------------------------------------------------------------------------------------------------------------

Kentucky (1.2%)
     1,750,000   Jefferson County, Kentucky Capital Projects Corporation
                 Revenue Bonds (MBIA Insured)                                         5.375         6/1/2018       1,745,625
     1,000,000   Jefferson County, Kentucky School District Finance Corporation
                 School Building Revenue Bonds (Series A) (FSA Insured)               5.250         1/1/2019         977,500
     3,000,000   Trimble County, Kentucky Pollution Control Revenue Bonds
                 (Series B) (AMBAC Insured) (Subject to 'AMT')                        6.550         11/1/2020      3,127,500
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Kentucky                                          5,850,625
---------------------------------------------------------------------------------------------------------------------------------------

Louisiana (6.1%)
     4,765,000   East Baton Rouge, Louisanna Mortgage Finance Authority Single
                 Family Revenue Bonds (Series A) (GNMA/FNMA Insured) (Subject
                 to 'AMT')                                                            6.125         4/1/2026       4,884,125
       490,000   East Baton Rouge, Louisanna Mortgage Finance Authority Single
                 Family Revenue Bonds (Series B) (GNMA/FNMA Insured) (Subject
                 to 'AMT')                                                            6.125         10/1/2022        501,638
     3,200,000   Jefferson Parish, Louisiana Home Mortgage Authority Single
                 Family Mortgage Revenue Bonds (Series A-2) (GNMA/FNMA
                 Insured) (Subject to 'AMT')                                          7.500         12/1/2030      3,532,000
     1,745,000   Jefferson Parish, Louisianna Home Mortgage Authority Single
                 Family Mortgage Revenue Bonds (Series D-1) (FNMA/GNMA
                 Insured)                                                             7.500         6/1/2026       1,917,319
     1,250,000   Louisiana Housing Finance Agency Single Family Mortgage
                 Revenue Bonds (Series D-2) (GNMA/FNMA Insured) (Subject
                 to 'AMT')                                                            7.050         6/1/2031       1,364,062
    10,000,000   Louisiana Local Government Environment Facilities Community
                 Development Authority Revenue Bonds (Capital Projects and
                 Equipment Acquisition Program) (ACA Insured)                         6.550         9/1/2025      10,375,000
     3,000,000   Louisiana Public Facilities Authority Hospital Revenue Bonds
                 (Lake Charles Memorial) (AMBAC/TCRS Insured)                         8.625         12/1/2030      3,682,500
    $2,605,000   Regional Transportation Authority Louisiana Sales Tax
                 Revenue Bonds (Series A) (FGIC Insured)                              8.000%        12/1/2012     $3,279,044
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Louisiana                                        29,535,688
---------------------------------------------------------------------------------------------------------------------------------------

Maryland (0.2%)
     1,005,000   Prince Georges County, Maryland Housing Authority Single
                 Family Mortgage Revenue Bonds (Series A) (GNMA/FNMA/FHLMC
                 Insured) (Subject to 'AMT')                                          6.000         8/1/2032       1,110,525
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Maryland                                          1,110,525
---------------------------------------------------------------------------------------------------------------------------------------
Massachusetts (1.4%)
     2,000,000   Massachusetts State Health and Educational Facilities Authority
                 Revenue Bonds (Milford-Whitinsville Regional) (Series C)             5.750         7/15/2013      1,797,500
     4,000,000   Massachusetts State Industrial Finance Agency Revenue Bonds
                 (Bradford College) (ACA Insured)                                     5.250         11/1/2018      3,200,000
       500,000   Massachusetts State Turnpike Authority Revenue Bonds (Series A)
                 (FGIC Insured) (Escrowed to Maturity)                                5.125         1/1/2023         482,500
     1,170,000   Westfield, Massachusetts General Obligation Bonds (FGIC Insured)     6.500         5/1/2014       1,295,775
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Massachusetts                                     6,775,775
---------------------------------------------------------------------------------------------------------------------------------------

Michigan (5.8%)
     3,965,000   Chelsea, Michigan Economic Development Corporation Limited
                 Obligation Revenue Bonds (United Methodist Retirement)               5.400         11/15/2027     2,914,275
       545,000   Chelsea, Michigan Economic Development Corporation Limited
                 Obligation Revenue Bonds (United Methodist Retirement)               4.900         11/15/2006       480,281
       515,000   Chelsea, Michigan Economic Development Corporation Limited
                 Obligation Revenue Bonds (United Methodist Retirement)               4.800         11/15/2005       461,569
     1,750,000   Dickinson County, Michigan Healthcare System Hospital Revenue
                 Bonds                                                                5.700         11/1/2018      1,395,625
     2,500,000   Dickinson County, Michigan Healthcare System Hospital Revenue
                 Bonds                                                                5.500         11/1/2013      2,134,375
     1,850,000   East China School District, Michigan General Obligation Bonds
                 (FGIC Insured)                                                       5.000         5/1/2015       1,803,750
     2,000,000   East Lansing, Michigan Building Authority General Obligation Bonds   5.700         4/1/2020       2,042,500
     2,090,000   Grand Rapids, Michigan Building Authority General Obligation
                 Bonds (AMBAC Insured)                                                5.375         8/1/2017       2,071,713
     1,000,000   Grand Valley, Michigan State University Revenue Bonds
                 (MBIA Insured)                                                       5.250         10/1/2017      1,002,500
     1,000,000   Hillsdale, Michigan Hospital Finance Authority Hospital 'Revenue
                 Bonds (Hillsdale Community Health Center)                            5.250         5/15/2026        702,500
       135,000   Hillsdale, Michigan Hospital Finance Authority Hospital 'Revenue
                 Bonds (Hillsdale Community Health Center)                            4.800         5/15/2005        126,394
       260,000   Hillsdale, Michigan Hospital Finance Authority Hospital Revenue
                 Bonds (Hillsdale Community Health Center)                            4.700         5/15/2004        246,675
       100,000   Hillsdale, Michigan Hospital Finance Authority Hospital Revenue
                 Bonds (Hillsdale Community Health Center)                            4.600         5/15/2002         97,625
     3,000,000   John Tolfree Health Systems Corporation Michigan Mortgage
                 Revenue Bonds                                                        6.000         9/15/2023      2,482,500
       475,000   Kalkaska County, Michigan Hospital Authority Revenue Bonds           6.400         4/1/2001         475,161
    $7,000,000   Michigan Public Power Agency Revenue Bonds (Belle River
                 Project) (Series B)                                                  5.000%        1/1/2019      $6,588,750
     2,000,000   Michigan State Hospital Finance Authority Revenue Bonds
                 (Hackley Hospital) (Series A)                                        5.300         5/1/2013       1,795,000
     1,000,000   Trenton, Michigan Building Authority General Obligation  Bonds
                 (AMBAC Insured)                                                      5.600         10/1/2019      1,011,250
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Michigan                                         27,832,443
---------------------------------------------------------------------------------------------------------------------------------------

Minnesota (1.3%)
       375,000   Chaska, Minnesota Economic Development Authority School
                 Facilities Lease Revenue Bonds (Independent School District #112)
                 (Series A)                                                           5.125         12/1/2010        375,938
       300,000   Scott County, Minnesota Housing and Redevelopment Authority
                 Facilities Lease Revenue Bonds (Workforce Center Project)            5.000         2/1/2017         274,875
       525,000   Scott County, Minnesota Housing and Redevelopment Authority
                 Facilities Lease Revenue Bonds (Workforce Center Project)            5.000         2/1/2018         476,437
     5,000,000   White Earth Band of Chippewa Indians Minnesota Revenue
                 Bonds (Series A) (ACA Insured)                                       7.000         12/1/2011      5,206,250
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Minnesota                                         6,333,500
---------------------------------------------------------------------------------------------------------------------------------------

Missouri (1.6%)
     3,375,000   Missouri State Health and Educational Facilities Authority Health
                 Facilities Revenue Bonds (Bethesda Health Group, Inc. Project)
                 (Series A)                                                           7.500         8/15/2012      3,569,063
     1,530,000   Missouri State Housing Development Commission Single Family
                 Mortgage Revenue Bonds (Series B-1) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                   7.450         9/1/2031       1,694,475
     2,125,000   Missouri State Housing Development Commission Single Family
                 Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                   7.150         3/1/2032       2,329,531
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Missouri                                          7,593,069
---------------------------------------------------------------------------------------------------------------------------------------

Montana (1.3%)
       265,000   Montana State Board of Housing Single Family Mortgage
                 Revenue Bonds (Series A-1)                                           6.000         6/1/2016         274,275
     1,000,000   Montana State Board of Housing Single Family Mortgage Revenue
                 Bonds (Series A-2) (Subject to 'AMT')                                6.250         6/1/2019       1,027,500
     1,340,000   Montana State Board of Regents Revenue Bonds  (Higher Education-
                 University of Montana) (Series F) (MBIA Insured)                     5.750         5/15/2016      1,400,300
     3,480,000   Montana State Health Facilities Authority Revenue Bonds (Hillcrest
                 Senior Living Project)                                               7.375         6/1/2030       3,384,300
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Montana                                           6,086,375
---------------------------------------------------------------------------------------------------------------------------------------

Nebraska (0.6%)
     2,500,000   American Public Energy Agency Nebraska Gas Supply Revenue
                 Bonds (Nebraska Public Gas Agency Project) (Series A) (AMBAC
                 Insured)                                                             4.500         6/1/2004       2,415,625
      $750,000   American Public Energy Agency Nebraska Gas Supply Revenue
                 Bonds (Nebraska Public Gas Agency Project) (Series A) (AMBAC
                  Insured)                                                            4.250%        6/1/2006        $697,500
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Nebraska                                          3,113,125
---------------------------------------------------------------------------------------------------------------------------------------

Nevada (0.6%)
     2,500,000   Washoe County, Nevada General Obligation Bonds (Reno-Sparks
                 Convention) (Series A) (FSA Insured)                                 6.400         7/1/2029       2,653,125
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Nevada                                            2,653,125
---------------------------------------------------------------------------------------------------------------------------------------

New Mexico (1.9%)
     1,000,000   Hobbs, New Mexico Multifamily Revenue Bonds (Washington Place
                 Apartments) (Series A) (ACA Insured)                                 6.625         9/15/2020      1,010,000
     1,050,000   New Mexico Mortgage Finance Authority Multiple Family Housing
                 Revenue Bonds (Bluffs at Tierra Contenta) (Series A) (FSA Insured)
                 (Subject to 'AMT')                                                   5.200         1/1/2019       1,000,125
     2,525,000   New Mexico Mortgage Finance Authority Revenue Bonds
                 (Series F) (GNMA/FNMA Insured)                                       7.000         1/1/2026       2,869,031
       995,000   New Mexico Mortgage Finance Authority Single Family Mortgage
                 Capital Appreciation Revenue Bonds (Series D-2) (Subject to 'AMT')   0.000         9/1/2019         590,781
     3,430,000   New Mexico Mortgage Finance Authority Single Family Mortgage
                 Revenue Bonds (Series C-2) (GNMA/FNMA Insured) (Subject to
                 'AMT')                                                               6.950         9/1/2031       3,815,875
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total New Mexico                                        9,285,812
---------------------------------------------------------------------------------------------------------------------------------------

New York (7.3%)
     1,000,000   Erie County, New York Tobacco Asset Securitization Corporation
                 Tobacco Settlement Bonds (Class A)                                   6.000         7/15/2020        988,750
     2,000,000   New York State Dormitory Authority Revenue Bonds (State
                 University Educational Facilities) (Series A)                        7.500         5/15/2013      2,422,500
     5,000,000   New York State Dormitory Authority Revenue Bonds (State
                 University Educational Facilities) (Series A)                        5.875         5/15/2017      5,256,250
     2,110,000   New York State Local Government Assistance Corporation
                 Revenue Bonds (Series A) (FSA Insured)                               5.375         4/1/2019       2,083,625
     2,000,000   New York State Local Government Assistance Corporation
                 Revenue Bonds (Series E) (MBIA/IBC Insured)                          5.250         4/1/2016       2,025,000
     4,000,000   New York State Mortgage Agency Revenue Bonds (Series 26)             5.350         10/1/2016      4,035,000
     3,000,000   New York State Thruway Authority General Revenue Bonds
                 (Series E)                                                           5.000         1/1/2016       2,895,000
     6,800,000   New York, New York City Municipal Water Finance Authority
                 Water and Sewer System Revenue Bonds (Series A) (FGIC Insured)Variable             6/15/2025      6,800,000
     3,000,000   New York, New York General Obligation Bonds (Series H) (FSA
                 Insured)                                                             5.250         3/15/2016      2,977,500
     1,000,000   Triborough Bridge and Tunnel Authority New York Revenue
                 Bonds (Series B)                                                     5.375         1/1/2019         987,500
     5,000,000   Triborough Bridge and Tunnel Authority New York Revenue
                 Bonds (Series Q)                                                     5.000         1/1/2017       4,781,250
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total New York                                         35,252,375
---------------------------------------------------------------------------------------------------------------------------------------

North Carolina (2.9%)
    $1,170,000   Fayetteville, North Carolina Public Works Commission Revenue
                 Bonds (FSA Insured)                                                  5.125%        3/1/2017      $1,137,825
     3,000,000   North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds                                                        6.000         1/1/2014       3,007,500
     1,250,000   North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series A)                                             6.000         1/1/2026       1,340,625
     1,070,000   North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series B)                                             6.250         1/1/2012       1,088,725
     1,700,000   North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series B)                                             5.500         1/1/2021       1,544,875
     2,000,000   North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series D)                                             6.750         1/1/2026       2,052,500
     1,580,000   North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series D)                                             5.875         1/1/2013       1,580,000
       600,000   North Carolina Municipal Power Agency #1 Catawba Electric
                 Revenue Bonds (Series A) (MBIA Insured)                              5.125         1/1/2015         586,500
     1,000,000   North Carolina Municipal Power Agency #1 Catawba  Electric
                 Revenue Bonds (Series B)                                             6.250         1/1/2007       1,048,750
       500,000   North Carolina Municipal Power Agency #1 Catawba Electric
                 Revenue Bonds (Series B)                                             6.000         1/1/2020         494,375
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total North Carolina                                   13,881,675
---------------------------------------------------------------------------------------------------------------------------------------

Ohio (1.9%)
     1,700,000   Cincinnati, Ohio General Obligation Bonds                            5.375         12/1/2019      1,683,000
     2,500,000   Montgomery County, Ohio Hospital Revenue Bonds (Kettering
                 Medical Center)                                                      6.750         4/1/2022       2,509,375
     2,000,000   Montgomery County, Ohio Hospital Revenue Bonds (Kettering
                 Medical Center)                                                      6.750         4/1/2018       2,022,500
     3,000,000   Ohio Housing Finance Agency Mortgage Residential  Revenue
                 Bonds (Series A-1) (GNMA Insured) (Subject to 'AMT')                 5.750         9/1/2026       3,045,000
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Ohio                                              9,259,875
---------------------------------------------------------------------------------------------------------------------------------------

Oklahoma (1.0%)
     1,000,000   Oklahoma Housing Finance Agency Single Family Revenue
                 Bonds (Series D-2) (GNMA/FNMA Insured) (Subject to 'AMT')            7.100         9/1/2028       1,097,500
       500,000   Oklahoma Housing Finance Agency Single Family Revenue
                 Bonds (Series C-2) (Subject to 'AMT')                                7.550         9/1/2028         560,625
     3,000,000   Payne County, Oklahoma Economic Development Authority
                 Student Housing Revenue Bonds (Collegiate Housing Foundation)
                 (Series A)                                                           6.375         6/1/2030       3,030,000
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Oklahoma                                          4,688,125
---------------------------------------------------------------------------------------------------------------------------------------

Oregon (1.0%)
       550,000   Forest Grove, Oregon Revenue Bonds (Campus Improvement -
                 Pacific University)                                                  6.000         5/1/2015         569,250
     3,500,000   Klamath Falls, Oregon Inter Community Hospital Authority
                 Revenue Bonds (Gross-Merle West Medical Center Project)              7.100         9/1/2024       3,561,250
      $600,000   Port of St. Helen's, Oregon Pollution Control Revenue Bonds
                 (Portland General Electric Company) (Series A) (MBIA/IBC
                 Insured) (Subject to 'AMT')                                          5.250%        8/1/2014        $600,000
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Oregon                                            4,730,500
---------------------------------------------------------------------------------------------------------------------------------------

Pennsylvania (3.3%)
     2,610,000   Allegheny County, Pennsylvania Redevelopment Authority
                 'Tax Increment Revenue Bonds (Waterfront Project) (Series C)         6.550         12/15/2017     2,717,663
     2,480,000   Allegheny County, Pennsylvania Redevelopment Authority Tax
                 Increment Revenue Bonds (Waterfront Project) (Series B)              6.000         12/15/2010     2,557,500
     1,200,000   Allentown, Pennsylvania Area Hospital Authority Revenue
                 Bonds (Sacred Heart Health Center System) (ACA Insured)              5.000         7/1/2010       1,129,500
     4,000,000   Carbon County, Pennsylvania Industrial Developement
                 Authority Revenue Bonds (Panther Creek Partners Project) (Subject
                 to 'AMT')                                                            6.650         5/1/2010       4,090,000
     1,880,000   Montgomery County, Pennsylvania Higher Education and Health
                 Authority Revenue Bonds (Foulkeways at Gwynedd Project)              6.750         11/15/2030     1,887,050
       435,000   Montgomery County, Pennsylvania Higher Education and Health
                 Authority Revenue Bonds (Foulkeways at Gwynedd Project)              6.750         11/15/2024       436,631
       500,000   Pennsylvania State Higher Education Assistance Agency Student
                 Loan revenue Bonds (Series C) (AMBAC Insured) (Subject to
                 'AMT')                                                               7.150         9/1/2021         517,665
       200,000   Pennsylvania State Higher Education Facilities Authority Health
                 Services Revenue Bonds (Allegheny, Delaware Project) (Series A)
                 (MBIA Insured)                                                       4.900         11/15/2001       200,916
     2,540,000   Philadelphia, Pennsylvania Hospitals and Higher Education Facilities
                 Authority Revenue Bonds (Children's Hospital Philadelphia)
                 (Series A)                                                           5.000         2/15/2021      2,251,075
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Pennsylvania                                     15,788,000
---------------------------------------------------------------------------------------------------------------------------------------

South Carolina (1.7%)
     1,150,000   Loris, South Carolina Community Hospital District Revenue
                 Bonds (Series A)                                                     5.500         1/1/2016         966,000
     2,000,000   Loris, South Carolina Community Hospital District Revenue
                 Bonds (Series B)                                                     5.625         1/1/2020       1,657,500
     2,980,000   Piedmont Municipal Power Agency South Carolina Electric
                 Revenue Bonds (Series A)                                             6.550         1/1/2016       2,979,791
     1,600,000   South Carolina Jobs Economic Development Authority Hospital
                 Facilities Revenue Bonds (Palmetto Health Alliance) (Series A)       7.375         12/15/2021     1,650,000
     1,000,000   South Carolina Jobs Economic Development Authority Hospital
                 Facilities Revenue Bonds (Palmetto Health Alliance) (Series A)       7.000         12/15/2010     1,033,750
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total South Carolina                                    8,287,041
---------------------------------------------------------------------------------------------------------------------------------------

South Dakota (0.5%)
     2,500,000   South Dakota State Health and Educational Facilities Authority
                 Revenue Bonds (Prarie Lakes Health Care System) (ACA/CBI
                 Insured)                                                             5.650         4/1/2022       2,312,500
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total South Dakota                                      2,312,500
---------------------------------------------------------------------------------------------------------------------------------------

Texas (8.5%)
    $2,000,000   Amarillo, Texas Health Facilites Corporation Revenue Bonds
                 (Baptist St. Anthonys Hospital Corporation) (FSA Insured)            5.500%        1/1/2017      $2,017,500
     1,930,000   Bexar County, Texas Housing Finance Corporation Multifamily
                 Housing Revenue Bonds (Dymaxion and Marrach Park Apartments
                 Project) (Series A) (MBIA Insured)                                   6.000         8/1/2023       1,951,712
     3,000,000   Brazos River Authority Texas Pollution Control Revenue Bonds
                 (Texas Utilities Electric Company Project) (Series A) (Subject to
                 'AMT')                                                               7.875         3/1/2021       3,083,880
     3,950,000   Colorado River, Texas Municipal Water District Water Revenue
                 Bonds (MBIA Insured)                                                 5.000         1/1/2014       3,866,063
     1,445,000   Frisco, Texas Independent School District General Obligation
                 Bonds (PSF/GTD Insured)                                              6.250         8/15/2017      1,540,731
     1,840,000   Gulf Coast Waste Disposal Authority Texas Revenue Bonds
                 (Champion International Corporation) (Subject to 'AMT')              7.450         5/1/2026       1,911,300
     1,500,000   Harris County, Texas Health Facilities Development Corporation
                 Revenue Bonds (Sisters of Charity Health Care Systems) (Series B)
                 (Escrowed to Maturity)                                               6.250         7/1/2027       1,623,750
     3,770,000   Mesquite, Texas Independent School District General Obligation
                 Bonds (Series A) (PSF/GTD Insured)                                   6.000         2/15/2020      3,864,250
     1,865,000   Nueces County, Texas Housing Finance Corporation Multifamily
                 Housing Revenue Bonds (Dolphins Landing Apartments Project)
                 (Series A)                                                           6.875         7/1/2030       1,885,981
     1,000,000   Panhandle, Texas Regional Housing Finance Revenue Bonds
                 (Series A)                                                           6.250         3/1/2010       1,040,000
     1,275,000   South San Antonio, Texas Independent School District General
                 Obligation Bonds (PSF/GTD Insured)                                   6.000         8/15/2019      1,316,438
     1,250,000   South San Antonio, Texas Independent School District General
                 Obligation Bonds (PSF/GTD Insured)                                   6.000         8/15/2018      1,295,312
     1,180,000   South San Antonio, Texas Independent School District General
                 Obligation Bonds (PSF/GTD Insured)                                   6.000         8/15/2017      1,227,200
     6,000,000   Texas State General Obligation Bonds (Veterans Land Project)         7.400         12/1/2020      6,130,980
     2,000,000   Travis County, Texas Health Facilities Development Corporation
                 Revenue Bonds (Ascension Health Credit) (Series A) (MBIA Insured)    6.250         11/15/2017     2,117,500
     1,465,000   Victoria County, Texas Hospital Revenue Bonds (Citizens Medical
                 Center)                                                              5.500         2/15/2015      1,256,238
     1,320,000   Victoria County, Texas Hospital Revenue Bonds (Citizens Medical
                 Center)                                                              5.400         2/15/2013      1,148,400
     3,280,000   Wylie, Texas Independent School District General Obligation
                 Bonds (PSF/GTD Insured)                                              7.000         8/15/2024      3,706,400
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Texas                                            40,983,635
---------------------------------------------------------------------------------------------------------------------------------------

Utah (1.8%)
       250,000   Intermountain Power Agency Utah Power Supply Revenue
                 Bonds (PSF/GTD Insured)                                              5.000         7/1/2013         245,625
     3,790,000   Intermountain Power Agency Utah Power Supply Revenue
                 Bonds (Series A) (Escrowed to Maturity)                              5.000         7/1/2021       3,548,387
       915,000   Intermountain Power Agency Utah Power Supply Revenue
                 Bonds (Series B) (MBIA/IBC Insured)                                  5.000         7/1/2016         874,969
    $2,965,000   Intermountain Power Agency Utah Power Supply Revenue
                 (Series A) (AMBAC/TCRS Insured) (Escrowed to Maturity)               5.500%        7/1/2020      $2,976,119
     1,000,000   Utah Water Finance Agency Revenue Bonds (Timpanogos Line
                 Finding Project) (Series B) (MBIA Insured)                           5.000         6/1/2019         943,750
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Utah                                              8,588,850
---------------------------------------------------------------------------------------------------------------------------------------

Virginia (1.4%)
     2,500,000   Fairfax County, Virginia Industrial Development Authority Revenue
                 Bonds (Inova Health Systems Project)                                 5.250         8/15/2019      2,375,000
     1,600,000   Richmond, Virginia Metropolitan Authority Expressway Revenue
                 Bonds (FGIC Insured)                                                 5.250         7/15/2017      1,604,000
     1,355,000   Riverside, Virginia Regional Jail Authority Jail Facilities Revenue
                 Bonds (MBIA Insured)                                                 5.875         7/1/2014       1,453,238
     1,130,000   Riverside, Virginia Regional Jail Authority Jail Facilities Revenue
                 Bonds (MBIA Insured)                                                 5.875         7/1/2014       1,176,612
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Virginia                                          6,608,850
---------------------------------------------------------------------------------------------------------------------------------------

Washington (4.0%)
     5,000,000   Washington State General Obligation Bonds (Series A)                 6.750         2/1/2015       5,750,000
     2,000,000   Washington State Health Care Facilities Authority Revenue
                 Bonds (Swedish Health Systems) (AMBAC Insured)                       5.125         11/15/2018     1,890,000
     1,000,000   Washington State Housing Finance Commission Nonprofit
                 Housing Revenue Bonds (Crista Ministries Projects) (Series A)        5.350         7/1/2014         956,250
     4,500,000   Quinault Indian Nation, Washington Revenue Bonds (Quinault
                 Beach Project) (Series A) (ACA Insured)                              5.800         12/1/2015      4,455,000
     2,060,000   Clark and Skamania Counties, Washington School District #112-6
                 Washougal General Obligation Bonds (FGIC Insured)                    6.000         12/1/2019      2,144,975
     1,000,000   Grant County, Washington Public Utilites District #2 Priest
                 Rapids Hydro Electric Revenue Bonds (Series A) (MBIA Insured)        5.250         1/1/2017         971,250
     2,975,000   Washington State Housing Finance Commission Multifamily
                 Mortgage Revenue Bonds (Pooled Loan Program) (Subject to 'AMT')      6.300         1/1/2021       3,090,281
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Washington                                       19,257,756
---------------------------------------------------------------------------------------------------------------------------------------

Wisconsin (1.4%)
     1,000,000   Wisconsin State Health and Educational Facilities Authority
                 Revenue Bonds (Children's Hospital of Wisconsin, Inc.) (AMBAC
                 Insured)                                                             5.625         2/15/2015      1,027,500
     1,105,000   Monroe, Wisconsin School District General Obligation Bonds
                 (AMBAC Insured)                                                      6.875         4/1/2014       1,252,794
     3,810,000   Wisconsin State Health and Educational Facilities Authority
                 Revenue Bonds (Mercy Hospital of Janesville, Inc.)                   6.600         8/15/2022      3,862,387
       550,000   Wisconsin State Health and Educational Facilities Authority
                 Revenue Bonds (Monroe Clinic, Inc.)                                  5.375         2/15/2022        475,750
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Wisconsin                                         6,618,431
---------------------------------------------------------------------------------------------------------------------------------------

Wyoming (1.6%)
     1,765,000   Teton County, Wyoming Hospital District Hospital Revenue
                 Bonds (ACA/CBI Insured)                                              5.800         12/1/2017      1,740,731
     5,825,000   Wyoming State Farm Loan Board Capital Facilities Revenue Bonds       5.750         10/1/2020      5,963,344
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Wyoming                                           7,704,075
---------------------------------------------------------------------------------------------------------------------------------------

United States Territories (0.8%)
    $2,100,000   Childrens Trust Fund Puerto Rico Tobacco Settlement
                 Revenue Bonds                                                        6.000%        7/1/2026      $2,081,625
     2,000,000   Childrens Trust Fund Puerto Rico Tobacco Settlement
                 Revenue Bonds                                                        5.750         7/1/2020       1,987,500
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total United States Territories                         4,069,125
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Municipal Bond Investments
                                                           (amortized cost basis $458,675,508)                   473,627,821
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                                                         Market
  Amount        Short-Term Tax-Exempt Variable Rate Investments (1.8%)                                             Value
======================================================================================================================================

   $8,573,738   Citifunds Institutional Tax-Free Reserves                                                        $8,573,738
--------------------------------------------------------------------------------------------------------------------------------------
                                                          Total Short-Term Tax-Exempt Variable
                                                          Rate Investments (cost basis $8,573,738)                8,573,738

--------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS (100.1%)
                                                          (amortized cost basis $467,249,246)                   482,201,559

--------------------------------------------------------------------------------------------------------------------------------------
                                                          Other Assets, Less Liabilities (-0.1%)                  (234,581)

--------------------------------------------------------------------------------------------------------------------------------------
                                                          Net Assets (100.0%)                                  $481,966,978
--------------------------------------------------------------------------------------------------------------------------------------

/3/ When-issued security
/4/ Pledged as security for when-issued securities.

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Bond Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks a high level of current income, consistent with capital preservation by investing primarily in a diversified portfolio of investment grade bonds.

    Principal                                                                        Interest         Maturity       Market
      Amount     Long-Term Fixed-Income Investments (95.9%)                            Rate             Date          Value
=======================================================================================================================================

Asset Backed Securities (9.7%)
    $3,000,000   Associates Manufactured Housing Pass Through Certificates
                 Series 1996-1 Class M                                                 7.900%       3/15/2027     $2,970,360
     2,125,000   EQCC Home Equity Loan Trust Series 1997-3 Class A7                    6.930        2/15/2029      2,038,393
     5,250,000   Green Tree Financial Corporation Series 1997-6 Class A5               6.680        1/15/2029      5,227,530
     4,991,219   Green Tree Financial Corporation Series 1996-7 Class A6               7.650        10/15/2027     4,924,686
     4,975,725   Green Tree Financial Corporation Series 1996-6 Class A6               7.950        9/15/2027      4,914,524
     3,000,000   Green Tree Home Improvement Loan Trust Series 1996-D Class
                 HEM1                                                                  8.100        9/15/2027      3,021,000
     4,500,000   Harley-Davidson Eaglemark Motorcycle Trust Series 1999-1 Class
                 Certificates                                                          6.710        1/15/2007      4,401,000
     4,750,000   Morgan Stanley Dean Witter Capital, Inc. Series 2000-LIF2 Class A1    6.960        7/15/2008      4,743,692
     4,000,000   Vanderbilt Mortgage Finance Series 2000-B Class IA2                   8.045        7/7/2012       4,082,640
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Asset Backed Securities                          36,323,825
---------------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage Backed Securities (7.0%)
     4,000,000   Bear Stearns Commercial Mortgage Securities Series 2000-WF2
                 Class A1                                                              7.110        9/15/2009      4,018,516
     4,000,000   First Union National Bank Commercial Mortgage Trust Series
                 1999-C4 Class A2                                                      7.390        11/15/2009     4,067,104
     3,879,972   Heller Financial Commercial Mortgage Asset Series 2000-PH1
                 Class A1                                                              7.715        9/15/2008      3,991,878
     4,862,248   J.P. Morgan Commercial Mortgage Finance Corporation Series
                 2000-C9 Class A1                                                      7.590        10/15/2032     4,970,103
     5,000,000   Nationslink Funding Corporation Series 1999-2 Class A3                7.181        12/20/2006     5,038,580
     4,000,000   Residential Asset Securities Corporation Series 2000-KS1 Class AI4    8.040        10/25/2028     4,061,080
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Commercial Mortgage Backed Securities            26,147,261
---------------------------------------------------------------------------------------------------------------------------------------

Finance (6.6%)
     5,000,000   Cabot Industrial Properties, L.P.                                     7.125        5/1/2004       4,899,670
     8,500,000   Comdisco, Inc.                                                        5.950        4/30/2002      6,376,870
     4,000,000   EOP Operating, L.P.                                                   6.800        1/15/2009      3,728,800
     4,000,000   First Security Corporation                                            6.875        11/15/2006     3,933,196
     6,000,000   Mack-Cali Realty, L.P.                                                7.000        3/15/2004      5,834,886
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Finance                                          24,773,422
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Goods (1.1%)
     4,200,000   ConAgra, Inc.                                                         7.500        9/15/2005      4,237,162
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Consumer Goods                         4,237,162
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Energy (8.6%)
     4,000,000   Alberta Energy Company, Ltd.                                          7.650        9/15/2010     4,026,652
    $5,000,000   Coastal Corporation                                                   6.500%       5/15/2006     $4,810,300
     4,000,000   El Paso Energy Corporation                                            6.750        5/15/2009      3,801,644
     3,500,000   Enron Corporation                                                     6.400        7/15/2006      3,366,247
     4,000,000   Enterprise Products Operating, L.P.                                   8.250        3/15/2005      4,081,844
     4,500,000   Petroleum Geo-Services ASA                                            6.625        3/30/2008      4,203,621
     4,000,000   Tosco Corporation                                                     7.250        1/1/2007       3,967,840
     4,000,000   USX Corporation                                                       6.650        2/1/2006       3,872,984
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Energy                                32,131,132
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Manufacturing (1.5%)
     5,500,000   International Paper Company2                                          8.125        7/8/2005       5,629,206
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Manufacturing                          5,629,206
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Services (10.2%)
     4,000,000   Clear Channel Communications, Inc.                                    7.875        6/15/2005      4,034,312
     4,000,000   Continental Cablevision, Inc.                                         8.875        9/15/2005      4,242,524
     4,000,000   Equifax, Inc.                                                         6.300        7/1/2005       3,863,472
     5,500,000   Guidant Corporation                                                   6.150        2/15/2006      5,137,677
     4,000,000   News America Holdings                                                 8.500        2/15/2005      4,169,084
     4,000,000   Time Warner, Inc.                                                     8.110        8/15/2006      4,144,776
     5,000,000   Waste Management, Inc.                                                7.000        10/1/2004      4,773,765
     8,000,000   Waste Management, Inc.                                                6.000        5/15/2001      7,860,000
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Services                              38,225,610
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Transportation (1.2%)
     4,500,000   American Airlines, Inc.                                                 7.024      10/15/2009     4,383,135
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Industrial-Transportation                         4,383,135
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agencies (19.2%)
     4,937,052   Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass Through       8.000        6/1/2030       5,004,739
     4,799,351   Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass Through       7.500        12/1/2029      4,799,782
     6,223,162   Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass Through       7.000        10/1/2029      6,107,847
     6,000,000   Federal National Mortgage Association                                 7.250        5/15/2030      6,341,646
     6,000,000   Federal National Mortgage Association                                 7.125        6/15/2010      6,185,970
     6,302,097   Federal National Mortgage Association 30 Yr. Pass Through             8.000        6/1/2030       6,380,621
     4,070,677   Federal National Mortgage Association 30 Yr. Pass Through             8.000        2/1/2030       4,121,845
     5,982,914   Federal National Mortgage Association 30 Yr. Pass Through             7.500        8/1/2030       5,974,597
     4,949,753   Federal National Mortgage Association 30 Yr. Pass Through             7.500        8/1/2030       4,942,872
     8,784,886   Federal National Mortgage Association 30 Yr. Pass Through             7.500        3/1/2030       8,772,675
     6,698,335   Federal National Mortgage Association 30 Yr. Pass Through             7.500        1/1/2030       6,692,508
     6,637,043   Federal National Mortgage Association 30 Yr. Pass Through             7.000        9/1/2029       6,509,081
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total U.S. Government Agencies                         71,834,183
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities (12.1%)
     4,500,000   U.S. Treasury Bonds                                                  12.000        8/15/2013      6,155,546
    16,500,000   U.S. Treasury Bonds                                                   8.750        5/15/2017     21,199,200
    15,750,000   U.S. Treasury Bonds                                                   7.250        5/15/2016     17,723,207
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total U.S. Treasury Securities                         45,077,953
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (18.7%)
    $5,000,000   Arizona Public Service Company                                        6.250%       1/15/2005     $4,800,980
     5,000,000   Cable & Wireless Optus Finance Property, Ltd./2/                      8.000        6/22/2010      5,195,100
     4,000,000   CSW Investments/2/                                                    7.450        8/1/2006       3,826,916
     5,000,000   Edison Mission Holdings Company                                       8.137        10/1/2019      4,889,300
     4,500,000   Enogex, Inc./2/                                                       8.125        1/15/2010      4,525,056
     4,500,000   LCI International, Inc.                                               7.250        6/15/2007      4,400,730
     3,500,000   NRG Northeast Generating LLC/2/                                       8.842        6/15/2015      3,616,130
     7,000,000   NRG Northeast Generating LLC/2/                                       8.065        12/15/2004     7,031,780
     6,000,000   ONEOK, Inc.                                                           7.750        8/15/2006      6,077,106
     5,000,000   Sierra Pacific Resources                                              8.750        5/15/2005      5,154,970
     4,000,000   Sprint Capital Corporation                                            6.375        5/1/2009       3,592,520
     8,500,000   TXU Eastern Funding Company                                           6.450        5/15/2005      8,020,379
     5,000,000   UtiliCorp United, Inc.                                                7.625        11/15/2009     4,833,390
     4,000,000   Vodafone Group plc/2/                                                 7.750        2/15/2010      4,073,560
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Utilities                                        70,037,917
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Long-Term Fixed-Income Investments
                                                           (amortized cost basis $357,826,237)                   358,800,806
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                           Interest                Maturity             Market
  Amount     Short-Term Investments (2.7%)                           Rate/1/                    Date              Value
===================================================================================================================================

$4,765,000   Countrywide Home Loans, Inc.                         6.480-6.560%          11/1/2000-11/6/2000     $4,763,857
 5,439,000   Walt Disney Company                                        6.390           11/3/2000                5,437,036
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Short-Term Investments
                                                       (amortized cost basis $10,200,893)                       10,200,893
-----------------------------------------------------------------------------------------------------------------------------------

                                                       TOTAL INVESTMENTS (98.6%)
                                                       (amortized cost basis $368,027,130)                     369,001,699
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Other Assets, Less Liabilities (1.4%)                     5,293,586
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Net Assets (100.0%)                                    $374,295,285
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The interest rate reflects the discount rate at the date of purchase.
/2/ 144A security

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Money Market Fund

Schedule of Investments as of October 31, 2000

Investment Objective
The Fund seeks a high level of current income, consistent with liquidity and the preservation of capital by investing in a diversified portfolio of high-quality, short-term money market instruments.

    Principal                                                       Interest               Maturity                 Market
      Amount     Commercial Paper (99.4%)                          Rate Range/1/             Range                   Value
=======================================================================================================================================

   $17,000,000   American Express Credit Corporation              6.380-6.470%      11/29/2000-1/31/2001         $16,785,414
    16,608,000   American General Finance Corporation             6.450-6.510       11/6/2000-1/12/2001           16,486,758
    17,000,000   Associates Corporation of North America          6.430-6.530       12/5/2000-2/12/2001           16,824,567
    16,458,000   AT&T Corporation                                 6.460-6.510       11/27/2000-1/17/2001          16,315,529
    14,134,000   Coca-Cola Company/6/                             6.420-6.490       11/9/2000-1/23/2001           14,046,771
     3,523,000   Countrywide Home Loans, Inc.                           6.520       11/3/2000                      3,521,724
    17,391,000   Duke Energy Corporation                          6.460-6.480       11/13/2000-1/26/2001          17,219,916
    14,282,000   E.I. du Pont de Nemours & Company                6.400-6.460       11/30/2000-3/2/20001          14,057,503
    16,500,000   Ford Motor Credit Company                        6.460-6.520       11/16/2000-1/12/2001          16,384,986
    16,544,000   Gannett Company                                  6.420-6.500       11/7/2000-2/20/2001           16,404,364
    16,805,000   General Electric Capital Corporation             6.480-6.530       11/3/2000-2/8/2001            16,684,957
    14,148,000   General Motors Acceptance Corporation            6.480-6.530       11/3/2000-1/30/2001           14,046,823
    11,357,000   Gillette Company                                 6.450-6.470       12/11/2000-1/8/2001           11,254,519
    11,600,000   Goldman Sachs Group, L.P.                        6.530-6.560       11/15/2000-1/3/2001           11,518,699
     5,812,000   Hershey Foods Corporation                              6.460       11/9/2000                      5,803,657
    14,500,000   H. J. Heinz  Company                             6.450-6.500       1/26/2001-2/13/2001           14,244,621
    16,467,000   Household Finance Corporation                    6.420-6.510       12/7/2000-2/12/2001           16,223,454
    11,066,000   IBM Credit Corporation                           6.450-6.510       11/8/2000-12/4/2000           11,037,222
    16,786,000   International Lease Finance Corporation          6.420-6.510       11/17/2000-2/17/2001          16,633,131
    16,693,000   John Deere Capital Corporation                   6.490-6.610       11/1/2000-1/17/2001           16,631,222
     1,436,000   Lucent Technologies, Inc.                              6.460       12/21/2000                     1,423,116
    10,175,000   McGraw-Hill Companies, Inc.                      6.460-6.500       12/5/2000-1/16/2001           10,084,914
    16,360,000   Merrill Lynch & Company, Inc.                    6.470-6.550       11/6/2000-1/19/2001           16,206,411
    16,223,000   Motorola, Inc.                                   6.420-6.480       12/28/2000-3/16/2001          15,950,014
    13,735,000   SBC Communications, Inc.                         6.430-6.470       11/20/2000-12/21/2000         13,642,104
    13,003,000   Schering Corporation                             6.440-6.520       11/28/2000-12/13/2000         12,925,980
     8,286,000   Southern California Edison Company               6.450-6.460       11/17/2000-12/4/2000           8,249,175
    16,100,000   Toyota Motor Credit Corporation                  6.470-6.500       1/19/2001-2/1/2001            15,849,716
    15,170,000   Walt Disney Company                              6.390-6.420       11/3/2000-2/23/2001           14,902,901
    14,239,000   Wells Fargo Financial                            6.430-6.460       12/8/2000-12/11/2000          14,140,584
     8,460,000   Wisconsin Energy Corporation                     6.480-6.500       11/2/2000-11/8/2000            8,456,316
---------------------------------------------------------------------------------------------------------------------------------------
                                                           Total Commercial Paper                                413,957,068
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                                                       Market
  Amount     Variable Rate Investments (0.7%)                                                                    Value
===================================================================================================================================

$2,740,684   Fidelity Domestic Portfolio Class III                                                            $2,740,684
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Variable Rate Investments                         2,740,684

-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (100.1%)
                                                       (amortized cost basis $416,697,752)                   416,697,752

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Other Assets, Less Liabilities (-0.1%)                  (415,356)

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Total Net Assets (100.0%)                            $416,282,396
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The interest rate shown reflects the coupon rate or, for the securities purchased at a discount, the discount rate at the date of purchase.
/6/ 4(2) commercial paper

See page 117 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

As of October 31, 2000

                                                         The AAL             The AAL             The AAL           The AAL
                                                    Technology Stock    Aggressive Growth    Small Cap Stock    Mid Cap Stock
                                                          Fund                Fund                Fund              Fund
---------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                      $35,608,027       $39,285,864       $244,026,061       $807,509,090
Investments at value                                     $32,847,317       $37,279,830       $269,108,131       $943,883,730

Cash                                                             316            21,118                 26                 70
Unamortized organization & initial registration expenses         -                 -                4,827                -
Dividends and interest receivable.                               675             2,154             53,965            573,689
Prepaid expenses                                              63,432            63,432             45,547             52,024
Receivable for investments sold                              296,428           197,464          6,245,027         13,220,875
Receivable for fund shares sold                              597,000           386,074            379,886            848,962
Receivable for forward contracts                                 -                 -                  -                  -
---------------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                         $33,805,168       $37,950,072       $275,837,409       $958,579,350
=======================================================================================================================================

Liabilities:
Payable for forward contracts                      $             -   $             -   $              -   $              -
Payable for investments purchased                          1,859,817         1,391,239          7,613,506          9,175,531
Income distributions payable                                     -                 -                  -                     -
Payable for fund shares redeemed                             145,292               330             52,322            318,080
Payable to affiliate                                          25,232            30,746            245,696            793,879
Accrued expenses                                             103,527           105,939            166,492            468,387
---------------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                     $2,133,868        $1,528,254         $8,078,016        $10,755,877
=======================================================================================================================================

Net Assets:
Trust Capital (beneficial interest)                      $35,317,924       $38,568,859       $207,601,294       $650,774,325
Accumulated undistributed net investment income (loss)       (81,120)            6,945           (753,060)             4,504
Accumulated undistributed net realized gain (loss)
on investments                                              (804,794)         (147,946)        35,829,089        160,670,004
Net unrealized appreciation/(depreciation) on:
Investments                                               (2,760,710)       (2,006,034)        25,082,070        136,374,640
     Foreign currency contracts                                  -                 -                  -                  -
     Foreign currency related transactions                       -                  (6)               -                  -
---------------------------------------------------------------------------------------------------------------------------------------
    Total Net Assets                                     $31,671,300       $36,421,818       $267,759,393       $947,823,473
=======================================================================================================================================

Total Liabilities & Capital                              $33,805,168       $37,950,072       $275,837,409       $958,579,350
=======================================================================================================================================

Class A share capital                                    $20,972,325       $26,835,672       $237,069,145       $890,845,432
Shares of beneficial interest outstanding (Class A)        2,355,337         2,925,115         14,938,492         47,294,003
Net asset value per share                                      $8.90             $9.17             $15.87             $18.84
Maximum public offering price                                  $9.27             $9.55             $16.53             $19.63
Class B share capital                                     $2,330,464        $2,313,096        $29,067,829        $34,152,027
Shares of beneficial interest outstanding (Class B)          261,964           252,762          1,887,301          1,882,208
Net asset value per share                                      $8.89             $9.15             $15.40             $18.14
Class I share capital                                     $8,368,511        $7,273,050         $1,622,419        $22,826,014
Shares of beneficial interest outstanding (Class I)          934,470           789,229            100,577          1,197,527
Net asset value per share                                      $8.95             $9.21             $16.13             $19.06

                                       The AAL            The AAL          The AAL         The AAL          The AAL        The AAL
                                    International     Capital Growth    Equity Income     Balanced        Small Cap      Mid Cap Index
                                        Fund               Fund             Fund            Fund         Index Fund II      Fund II
----------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                $227,903,400     $2,351,489,968     $254,213,769     $268,000,489     $11,304,465     $14,020,209
Investments at value               $236,097,138     $4,474,911,213     $308,816,830     $300,403,095     $11,386,951     $14,362,433

Cash                                    118,185             10,831              732              186              31             497
Unamortized organization &
initial registration expenses                -               -                  -             36,048               -               -
Dividends and interest receivable.      521,179          1,904,753          522,103        1,816,354           3,287           7,515
Prepaid expenses                         49,981            159,547           37,672           67,905          47,947          47,947
Receivable for investments sold          24,206         12,757,373              -            476,206         333,842          10,214
Receivable for fund shares sold         234,670          1,660,017          185,271          381,452          44,324          87,505
Receivable for forward contracts      1,215,564                -                -                  -               -               -
---------------------------------------------------------------------------------------------------------------------------
   Total Assets                    $238,260,923     $4,491,403,734     $309,562,608     $303,181,246     $11,816,382     $14,516,111
===========================================================================================================================

Liabilities:
Payable for forward contracts      $  1,229,923     $          -       $        -       $          -     $       -       $         -
Payable for investments purchased     1,280,262                -                -                  -         402,701         178,371
Income distributions payable                -                  -                -                  -             -                 -
Payable for fund shares redeemed         80,643          1,972,427          149,036          102,737          77,392               -
Payable to affiliate                                       203,283        3,136,878          200,732         214,547           5,758
 6,826
Accrued expenses 279,223                992,680            102,902          288,100           63,375          63,156
---------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                $3,073,334         $6,101,985         $452,670         $605,384        $549,226        $248,353
=========================================================================================================================

Net Assets:
Trust Capital (beneficial interest)$216,571,861     $2,105,903,421     $237,663,480     $277,174,845     $11,042,048     $13,882,492
Accumulated undistributed net
investment income (loss)              5,143,199          6,807,062          359,621          677,855         (31,419)        (16,562)
Accumulated undistributed net
realized gain (loss) on investments   5,320,581        249,170,021       16,483,776      (7,679,444)         174,041          59,604
Net unrealized appreciation/
(depreciation) on: Investments        8,193,738      2,123,421,245       54,603,061       32,402,606          82,486         342,224
  Foreign currency contracts            (14,359)               -                -                  -             -                 -
  Foreign currency related
  transactions                          (27,431)               -                -                  -             -                 -
---------------------------------------------------------------------------------------------------------------------------
   Total Net Assets                $235,187,589     $4,485,301,749     $309,109,938     $302,575,862      $11,267,156    $14,267,758
===========================================================================================================================

Total Liabilities & Capital        $238,260,923     $4,491,403,734     $309,562,608     $303,181,246     $11,816,382     $14,516,111
===========================================================================================================================

Class A share capital              $216,494,369     $4,232,520,885     $288,466,792     $279,545,723     $10,044,724     $12,821,817
Shares of beneficial
interest outstanding(Class A)        17,171,927        106,106,794       19,084,868       22,055,778         986,703       1,221,702
Net asset value per share                $12.61             $39.89           $15.11           $12.68          $10.18          $10.49
Maximum public offering price            $13.14             $41.55           $15.74           $13.21          $10.60          $10.93
Class B share capital               $15,374,720       $159,623,968      $12,403,956      $19,970,880      $1,222,432      $1,445,941
Shares of beneficial
interest outstanding (Class B)        1,254,242          4,117,425          822,187        1,582,856         120,391         138,151
Net asset value per share                $12.26             $38.77           $15.09           $12.62          $10.15          $10.46
Class I share capital                $3,318,500        $93,156,896       $8,239,190       $3,059,259             -                 -
Shares of beneficial
interest outstanding (Class I)          260,742          2,331,931          544,125          241,569             -                 -
Net asset value per share                $12.73             $39.95           $15.14           $12.67             -                 -

                                                  The AAL            The AAL           The AAL       The AAL          The AAL
                                               Large Company     High Yield Bond   Municipal Bond     Bond         Money Market
                                               Index Fund II          Fund              Fund          Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                               $17,793,850     $142,455,860    $467,249,246    $368,027,130   $416,697,752
Investments at value                              $17,439,892     $131,173,678    $482,201,559    $369,001,699   $416,697,752

Cash                                                  70,877            8,228       1,001,895             709              38
Unamortized organization & initial registration expenses   -            7,751             -                -                -
Dividends and interest receivable.                    10,511        3,491,066       8,084,682       6,251,420          33,080
Prepaid expenses                                      95,267           39,744          33,243          29,111          67,274
Receivable for investments sold                            -        2,010,212       1,755,323             -               -
Receivable for fund shares sold                      121,723           37,384          38,970         170,133       1,741,523
Receivable for forward contracts                         -                -               -               -               -
---------------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                 $17,738,270     $136,768,063    $493,115,672    $375,453,072    $418,539,667
=======================================================================================================================================

Liabilities:
Payable for forward contracts                 $          -     $          -    $               -    $           -    $              -
Payable for investments purchased                  251,019                -        10,094,688             -               -
Income distributions payable                             -            386,242         386,938         549,430         133,549
Payable for fund shares redeemed                           -           63,533         265,049         285,304       1,765,133
Payable to affiliate                                   8,087          108,678         258,675         180,152         195,234
Accrued expenses                                     110,907          100,334         143,344         142,901         163,355
---------------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                               $370,013         $658,787     $11,148,694      $1,157,787      $2,257,271
=======================================================================================================================================

Net Assets:
Trust Capital (beneficial interest)              $17,745,464     $190,836,312    $480,932,511    $403,624,426    $416,247,185
Accumulated undistributed net
investment income (loss)                            (14,335)         (130,749)            -            96,451          35,211
Accumulated undistributed net realized
gain (loss) on investments                            (8,914)     (43,314,105)    (13,917,846)    (30,400,161)            -
Net unrealized appreciation/(depreciation) on:
Investments                                        (353,958)      (11,282,182)     14,952,313         974,569             -
     Foreign currency contracts                          -                -               -               -               -
     Foreign currency related transactions               -                -               -               -               -
---------------------------------------------------------------------------------------------------------------------------------------
    Total Net Assets                             $17,368,257     $136,109,276    $481,966,978    $374,295,285    $416,282,396
=======================================================================================================================================

Total Liabilities & Capital                      $17,368,270     $136,768,063    $493,115,672    $375,453,072    $418,539,667
=======================================================================================================================================

Class A share capital                            $15,819,231     $123,987,149    $473,272,150    $321,344,743    $382,319,114
Shares of beneficial interest outstanding (Class A)1,620,570       18,030,103      43,896,837      33,879,686     382,319,114
Net asset value per share                              $9.76            $6.88          $10.78           $9.48           $1.00
Maximum public offering price                         $10.17            $7.17          $11.23           $9.88             -
Class B share capital                             $1,549,026      $10,382,702      $7,628,859      $3,768,662      $2,892,075
Shares of beneficial interest outstanding (Class B)  159,116        1,509,930         707,854         397,160       2,892,075
Net asset value per share                              $9.74            $6.88          $10.78           $9.49           $1.00
Class I share capital                                      -       $1,739,425      $1,065,969     $49,181,880     $31,071,207
Shares of beneficial interest outstanding (Class I)        -          253,194          98,908       5,184,395      31,071,207
Net asset value per share                                  -            $6.87          $10.78           $9.49           $1.00

Unaudited Financial Statements

Statement of Operations

As of October 31, 2000

                                                           The AAL              The AAL            The AAL           The AAL
                                                       Technology Stock    Aggressive Growth   Small Cap Stock    Mid Cap Stock
                                                             Fund                Fund               Fund              Fund
---------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                     $2,875           $14,108           $557,069         $3,210,940
Taxable interest                                              49,774           139,457            494,412          2,090,867
Tax exempt interest                                              -                 -                  -                  -
Foreign dividend withholding                                     -                 (69)               -                  -
---------------------------------------------------------------------------------------------------------------------------------------
Total Investment  Income                                     $52,649          $153,496         $1,051,481         $5,301,807
=======================================================================================================================================

Expenses
Adviser fees                                                 $46,691           $18,338           $848,986         $2,954,339
Sub-Adviser fees                                                 -              40,344                -                  -
Administrative service and pricing fees                       16,350            14,499             22,085             21,574
Amortization of organizational costs & registration fees         -                 -                3,654                -
Audit and legal fees                                           4,953             4,953             11,760             10,944
Custody fees                                                   7,747             6,890             11,147             23,086
Distribution expense Class A                                   9,400            12,548            271,142          1,052,692
Distribution expense Class B                                   5,769             5,354            136,971            155,801
Printing and postage expense Class A                          14,038            14,039             10,722             84,268
Printing and postage expense Class B                           2,948             2,947              2,834              8,339
Printing and postage expense Class I                             590               433                 46                 94
SEC and state registration expense                               125               125             18,417             24,218
Shareholder maintenance fees Class A                           4,147             4,489             86,148            194,739
Shareholder maintenance fees Class B                             462               466             17,047             17,600
Shareholder maintenance fees Class I                               3                 3                 21                 42
Transfer Agent fees Class A                                   15,411            15,820            294,401            685,684
Transfer Agent fees Class B                                    2,087             2,100             56,231             59,437
Transfer Agent fees Class I                                      312               308                 82                154
Trustees fees and expenses                                     2,500             2,500              8,263              8,263
Other expenses                                                   236               395              4,584              5,385
---------------------------------------------------------------------------------------------------------------------------------------
Total Expenses Before Reimbursement                         $133,769          $146,551         $1,804,541         $5,306,659
=======================================================================================================================================

Less Reimbursement from Advisor*                                 -                 -                  -               (9,356)
---------------------------------------------------------------------------------------------------------------------------------------
Total Net Expenses                                          $133,769          $146,551         $1,804,541         $5,297,303
=======================================================================================================================================

Net Investment Income (Loss)                                $(81,120)           $6,945          $(753,060)            $4,504
=======================================================================================================================================

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency
Net realized gains (losses) on investments                 $(804,794)        $(147,946)       $23,073,341        $54,919,735
Net realized gains (losses) on foreign currency transactions     -                 -                  -                  -
Change in net unrealized appreciation/(depreciation) on
investments                                               (2,760,710)       (2,006,034)        (2,552,588)        47,590,527
Change in net unrealized appreciation/(depreciation) on
foreign currency transactions                                    -                  (6)               -                  -
---------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains (losses) on
Investments and Foreign Currency                         $(3,565,504)      $(2,153,986)       $20,520,753       $102,510,262
=======================================================================================================================================

Net Increase (Decrease) in Net Assets From
Operations                                               $(3,646,624)      $(2,147,041)       $19,767,693        $102,514,766
=======================================================================================================================================

                                                    The AAL         The AAL           The AAL         The AAL        The AAL
                                                 International  Capital Growth     Equity Income     Balanced       Small Cap
                                                     Fund            Fund              Fund            Fund       Index Fund II
---------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                         $6,930,215     $18,353,980        $2,927,593        $627,629       $18,436
Taxable interest                                     187,229      12,447,398           625,310      5,411,020          5,953
Tax exempt interest                                      -               -                 -               -             -
Foreign dividend withholding                        (198,350)            -                 -               -             -
---------------------------------------------------------------------------------------------------------------------------------------
Total Investment  Income                          $6,919,094     $30,801,378        $3,552,903       $6,038,649      $24,389
=======================================================================================================================================

Expenses
Adviser fees                                        $314,386     $11,716,646          $682,823       $803,878         $7,347
Sub-Adviser fees                                     452,743             -                 -               -             -
Administrative service and pricing fees               30,143          21,229            21,370          24,351        14,178
Amortization of organizational costs &
registration fees                                      3,716             -                 -          7,459              -
Audit and legal fees                                  12,097           7,633             5,788           6,308        4,941
Custody fees                                          63,869          70,285             6,682          6,047          9,347
Distribution expense Class A                         289,966       5,268,745           355,019         337,334         6,473
Distribution expense Class B                          81,554         779,606            60,401          96,554         3,494
Printing and postage expense Class A                  46,561         386,986            23,152          32,188         2,337
Printing and postage expense Class B                  12,301          36,333             5,526            9,634          709
Printing and postage expense Class I                      85             131               169           47              -
SEC and state registration expense                    17,608          55,418            23,220          29,254           125
Shareholder maintenance fees Class A                  83,285         513,797            57,839          42,565          875
Shareholder maintenance fees Class B                  10,945          54,254             5,357           5,969            69
Shareholder maintenance fees Class I                      25              98                42            18             -
Transfer Agent fees Class A                          290,578       1,610,332           202,848         164,908         2,802
Transfer Agent fees Class B                           37,097         149,060            18,057           23,727          385
Transfer Agent fees Class I                               81             372               149           73              -
Trustees fees and expenses                             8,263           8,263             8,263           8,264          2,500
Other expenses                                         4,584          47,255             4,570             908           226
---------------------------------------------------------------------------------------------------------------------------------------
Total Expenses Before Reimbursement               $1,759,887     $20,726,443        $1,481,275       $1,599,486      $55,808
=======================================================================================================================================

Less Reimbursement from Advisor*                         -               -                 -         (24,745)             -
---------------------------------------------------------------------------------------------------------------------------------------
Total Net Expenses                                $1,759,887     $20,726,443        $1,481,275      $1,574,741       $55,808
=======================================================================================================================================

Net Investment Income (Loss)                      $5,159,207     $10,074,935        $2,071,628       $4,463,908     $(31,419)
=======================================================================================================================================

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency
Net realized gains (losses) on investments        $6,556,654    $257,716,028       $16,875,139         $(5,061)      $174,041
Net realized gains (losses) on foreign currency
transactions                                         (41,903)            -                 -               -             -
Change in net unrealized appreciation/
(depreciation) on investments                    (38,543,290)   (123,454,866)       (2,292,944)       6,203,081        82,486
Change in net unrealized appreciation/
(depreciation) on foreign currency transactions      (13,732)            -                 -               -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains (losses)
on Investments and Foreign Currency             $(32,042,271)   $134,261,162       $14,582,195      $6,198,020     $256,527
=======================================================================================================================================

Net Increase (Decrease) in Net Assets From
Operations                                      $(26,883,064)   $144,336,097       $16,653,823      $10,661,928     $225,108
=======================================================================================================================================

                                            The AAL           The AAL          The AAL          The AAL      The AAL       The AAL
                                          Mid Cap Index    Large Company   High Yield Bond  Municipal Bond    Bond      Money Market
                                             Fund II       Index Fund II        Fund             Fund         Fund          Fund
---------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                   $34,316          $39,121           $27,562             $-            $-             $-
Taxable interest                              7,878           10,688         7,497,736        1,098,001    13,757,141     12,888,695
Tax exempt interest                             -                -                 -         12,881,068           -              -
Foreign dividend withholding                    -                -                 -                -             -              -
---------------------------------------------------------------------------------------------------------------------------
Total Investment  Income                    $42,194          $49,809        $7,525,298      $13,979,069   $13,757,141    $12,888,695
===========================================================================================================================

Expenses
Adviser fees                                 $8,600           $9,805          $279,689       $1,074,467      $846,665       $978,699
Sub-Adviser fees                                -                -             121,029              -             -              -
Administrative service and pricing fees      13,819           13,999            23,659           35,807        23,820         21,738
Amortization of organizational
costs & registration                            -                  -             3,351              -             -              -
Audit and legal fees                          4,940            4,940            13,319            9,024        11,489          5,345
Custody fees                                 10,932           12,042             5,105           11,053         8,079          9,000
Distribution expense Class A                  7,617            8,814           165,873          586,372       404,630        229,267
Distribution expense Class B                  3,932            3,962            55,791           37,731        18,615         11,344
Printing and postage expense Class A          2,338            2,340             7,253           25,015        83,734        154,362
Printing and postage expense Class B            709              709             5,630            1,709         1,251          2,397
Printing and postage expense Class I            -                  -                49               85            73            286
SEC and state registration expense              125              125            18,820           21,801        19,106         37,732
Shareholder maintenance fees Class A            749              809            21,293           33,109        46,598         75,172
Shareholder maintenance fees Class B             93              107             3,126            1,189         1,153            698
Shareholder maintenance fees Class I            -                  -                29                7            54             63
Transfer Agent fees Class A                   2,015            3,042            65,958          120,656       171,036        379,844
Transfer Agent fees Class B                     275              436            10,033           10,894         4,133          3,958
Transfer Agent fees Class I                     -                  -               104               36           262            259
Trustees fees and expenses                    2,500            2,500             8,263            8,263         8,263          8,263
Other expenses                                  112              514               772            4,507         4,508          4,498
---------------------------------------------------------------------------------------------------------------------------
Total Expenses Before Reimbursement         $58,756          $64,144          $809,146       $1,981,725    $1,653,469     $1,922,925
===========================================================================================================================

Less Reimbursement from Advisor*                -                  -           (42,138)        (105,847)      (94,050       (548,560)
---------------------------------------------------------------------------------------------------------------------------
Total Net Expenses                          $58,756          $64,144          $767,008       $1,875,878    $1,559,419     $1,374,365
===========================================================================================================================

Net Investment Income (Loss)               $(16,562)        $(14,335)       $6,758,290      $12,103,191   $12,197,722    $11,514,330
===========================================================================================================================

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency
Net realized gains (losses)
on investments                              $59,604          $(8,914)     $(30,883,829)     $(2,061,867)  $(3,412,167            -
Net realized gains (losses)
on foreign currency transactions                -                -                 -                -             -              -
Change in net unrealized appreciation/
(depreciation) on investments               342,224         (353,958)       19,585,376       17,098,475    10,147,000            -
Change in net unrealized appreciation/
(depreciation) on foreign currency
transactions                                    -                -                 -                -             -              -
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains
(losses) on Investments and
Foreign Currency                           $401,828        $(362,872)     $(11,298,453)     $15,036,608    $6,734,833            -
===========================================================================================================================

Net Increase (Decrease) in Net Assets
From Operations                            $385,266        $(377,207)      $(4,540,163)     $27,139,799   $18,932,555    $11,514,330
============================================================================================================================

*During the period ended October 31, 2000, the following Funds had class specific reimbursements: The AAL High Yield Bond Fund Class A $26,862 and Class B $13,074. The AAL Money Market Fund Class A $183,413 and Class B $1,296.

Unaudited Financial Statements

Statement of Changes in Net Assets

As of October 31, 2000

                                                The AAL          The AAL
                                               Technology        Aggressive               The AAL               The AAL Mid
                                               Stock Fund       Growth Fund        Small Cap Stock Fund       Cap Stock Fund
                                             Period Ended      Period Ended     Year Ended     Period Ended     Year Ended
                                             10/31/2000/1/    10/31/2000/1/     4/30/2000       10/31/2000       4/30/2000
=======================================================================================================================================

Operations
Net investment income (loss)                   $(81,120)          $6,945       $(1,370,724)     $(753,060)       $(384,382)
Net realized gains (losses) on investments     (804,794)        (147,946)       27,239,356     23,073,341       138,456,655
Net realized gains (losses) on foreign
currency transactions                               -                -                 -              -                  -
Change in net unrealized appreciation/
(depreciation) on investments                (2,760,710)      (2,006,034)       22,792,468     (2,552,588)       28,736,447
Change in net unrealized appreciation/
(depreciation) on foreign currency transactions     -                 (6)              -              -                  -
---------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                   $(3,646,624)     $(2,147,041)      $48,661,100    $19,767,693     $166,808,720
=======================================================================================================================================

Distributions to Shareholders
From net investment income Class A      $           -    $           -     $           -    $         -   $              -
From net realized gains Class A                     -                -                 -              -        (34,914,468)
From net investment income Class B                  -                -                 -              -                  -
From net realized gains Class B                     -                -                 -              -         (1,151,451)
From net investment income Class I                  -                -                 -              -                  -
From net realized gains Class I                     -                -                 -              -           (479,306)
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders     $           -    $           -     $           -   $          -       $(36,545,225)
=======================================================================================================================================

Trust Share Transactions
Purchases of trust shares                   $36,363,340      $38,798,000       $59,067,184    $41,989,762      $106,374,149
Income dividends reinvested                         -                -                 -              -                   -
Capital gains distributions reinvested              -                -                 -              -          36,309,432
Redemption of trust shares                   (1,045,416)        (229,141)      (23,356,357)   (10,958,719)     (78,862,531)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (Decrease) in Trust Capital    $35,317,924      $38,568,859       $35,710,827    $31,031,043       $63,821,050
=======================================================================================================================================

Net Increase (Decrease) in Net Assets       $31,671,300      $36,421,818       $84,371,927    $50,798,736      $194,084,545
=======================================================================================================================================

Net Assets Beginning of Period      $               -    $           -        $132,588,730   $216,960,657      $608,306,545
=======================================================================================================================================

Net Assets End of Period                    $31,671,300      $36,421,818      $216,960,657   $267,759,393      $802,391,090
=======================================================================================================================================

Accumulated Undistributed Net
Investment Income                            $ (81,120)           $6,945   $           -        $(753,060)    $           -
======================================================================================================================================

/1/ Since inception of the Fund, July 1, 2000

                                     The AAL Mid              The AAL                      The AAL                     The AAL
                                   Cap Stock Fund       International Fund            Capital Growth Fund         Equity Income Fund
                                    Period Ended    Year Ended   Period Ended     Year Ended     Period Ended   Year Ended   Period Ended
                                     10/31/2000      4/30/2000    10/31/2000       4/30/2000      10/31/2000     4/30/2000    10/31/2000
=============================================================================================================================

Operations
Net investment income (loss)            $4,504      $(143,424)    $5,159,207     $13,086,665     $10,074,935    $3,602,500     $2,071,628
Net realized gains (losses)
on investments                      54,919,735     15,848,124      6,556,654       6,702,727     257,715,670       781,925     16,875,139
Net realized gains (losses)
on foreign currency transactions            -         171,554        (41,903)            -               -             -              -
Change in net unrealized appreciation/
(depreciation) on investments       47,590,527    20,721,106     (38,543,290)    340,231,707    (123,454,866)   (6,887,666)    (2,292,944)
Change in net unrealized appreciation/
(depreciation) on foreign currency
transactions                                -        (133,788)       (13,732)            -               -             -              -
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations         $102,514,766    $36,463,572   $(26,883,064)   $360,021,099    $144,335,739   $(2,503,241)   $16,653,823
===============================================================================================================================

Distributions to Shareholders
From net investment income Class A$         -        $(50,305)  $        -       $(9,681,936)    $(6,818,786)  $(3,064,350)   $(1,898,814)
From net realized gains Class A             -             -              -       (44,873,806)            -             -              -
From net investment income Class B          -             -              -               -               -         (12,321)       (19,675)
From net realized gains Class B             -             -              -        (1,533,271)            -             -              -
From net investment income Class I          -          (5,210)           -          (338,713)       (291,125)     (182,620)       (65,348)
From net realized gains Class I             -             -              -          (743,163)            -             -              -
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders$                 $(55,515) $         -      $(57,170,889)    $(7,109,911)  $(3,259,291)   $(1,983,837)
===============================================================================================================================

Trust Share Transactions
Purchases of trust shares          $80,333,178    $71,663,481    $37,335,710    $580,899,089    $200,149,081   $64,587,532    $19,484,267
Income dividends reinvested                 -          52,133            -         9,870,705       6,977,647     3,049,427      1,910,575
Capital gains distributions reinvested      -             -              -        46,578,713             -             -              -
Redemption of trust shares         (37,415,561)   (21,583,304)   (20,421,829)   (342,666,570)   (205,603,963)  (51,458,534)   (22,346,146)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (Decrease) in
Trust Capital                      $42,917,617    $50,132,310    $16,913,881    $294,681,937      $1,522,765   $16,178,425      $(951,304)
===============================================================================================================================
Net Increase (Decrease) in
Net Assets                        $145,432,383    $86,540,367    $(9,969,183)   $597,532,147    $138,748,593   $10,415,893    $13,718,682
===============================================================================================================================
Net Assets Beginning of Period    $802,391,090   $158,616,405   $245,156,772  $3,749,021,009  $4,346,553,156  $284,975,363   $295,391,256
===============================================================================================================================
Net Assets End of Period          $947,823,473   $245,156,772   $235,187,589  $4,346,553,156  $4,485,301,749  $295,391,256   $309,109,938
===============================================================================================================================
Accumulated Undistributed Net
Investment Income                       $4,504       $(16,008)    $5,143,199      $3,842,038      $6,807,062      $271,830       $359,621
===============================================================================================================================

                                                                                     The AAL           The AAL          The AAL
                                                         The AAL                  Small Cap Index    Mid Cap Index   Large Company
                                                       Balanced Fund                 Fund II           Fund II       Index Fund II
                                                Period Ended    Period Ended      Period Ended        Year Ended     Period Ended
                                                10/31/2000/1/   10/31/2000/1/     10/31/2000/1/        4/30/2000      10/31/2000
================================================================================================================================

Operations
Net investment income (loss)                      $6,303,042     $4,463,908         $(31,419)          $(16,562)       $(14,335)

Net realized gains (losses) on investments        (6,643,070)        (5,061)         174,041             59,604          (8,914)
Net realized gains (losses) on foreign
currency transactions                                      -              -              -                  -            -
Change in net unrealized appreciation/
(depreciation) on investments                     12,046,584      6,203,081           82,486            342,224        (353,958)

Change in net unrealized appreciation/
(depreciation) on foreign currency transactions                                          -                  -            -
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                        $11,706,556    $10,661,928         $225,108           $385,266       $(377,207)

================================================================================================================================

Distributions to Shareholders
From net investment income Class A               $(5,670,014)   $(4,155,109)         $   -             $    -        $   -

From net realized gains Class A                           -               -              -                  -            -
From net investment income Class B                 (259,063)       (202,259)             -                  -            -
From net realized gains Class B                           -               -              -                  -            -
From net investment income Class I                  (97,249)      (54,214)               -                  -            -
From net realized gains Class I                            -              -              -                  -            -
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders              $(6,026,326)   $(4,411,582)         $   -             $    -        $   -
================================================================================================================================

Trust Share Transactions
Purchases of trust shares                       $131,147,830    $37,539,167      $11,159,761        $13,928,621     $17,858,586
Income dividends reinvested                        5,923,264      4,323,892              -                  -             -
Capital gains distributions reinvested                     -              -              -                  -             -
Redemption of trust shares                       (37,844,785)   (22,837,541)        (117,713)           (46,129)       (113,122)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (Decrease) in Trust Capital         $99,226,309    $19,025,518      $11,042,048        $13,882,492     $17,745,464
================================================================================================================================

Net Increase (Decrease) in Net Assets           $104,906,539    $25,275,864      $11,267,156        $14,267,758     $17,368,257
================================================================================================================================

Net Assets Beginning of Period                  $172,393,459   $277,299,998      $       -          $       -       $     -
================================================================================================================================

Net Assets End of Period                        $277,299,998   $302,575,862      $11,267,156        $14,267,758     $17,368,257
================================================================================================================================

Accumulated Undistributed Net
Investment Income                                   $625,529       $677,855         $(31,419)          $(16,562)       $(14,335)
====================================================================================================================================

/1/ Since inception of the Fund, July 1, 2000

                                         The AAL                       The AAL                    The AAL                     The AAL
                                  High Yield Bond Fund           Municipal Bond Fund             Bond Fund               Money Market Fund
                                 Year Ended  Period Ended    Year Ended    Period Ended   Year Ended   Period Ended   Year Ended    Period Ended
                                  4/30/2000   10/31/2000      4/30/2000     10/31/2000     4/30/2000    10/31/2000     4/30/2000     10/31/2000
===================================================================================================================================

Operations
Net investment income (loss)   $15,572,821    $6,758,290    $24,810,765   $12,103,191    $24,433,240   $12,197,722   $16,537,988    $11,514,330
Net realized gains (losses)
on investments                                (9,329,800)   (30,883,829)  (11,809,196)    (2,061,862)  (19,781,025)   (3,412,167)            -
Net realized gains (losses) on foreign
currency transactions                  -             -              -             -              -             -             -              -
Change in net unrealized appreciation/
(depreciation) on investments  (17,289,446)   19,585,376    (35,797,247)   17,098,475     (5,434,062)   10,147,000           -              -
Change in net unrealized appreciation/
(depreciation) on foreign currency
transactions                           -             -              -             -              -             -             -              -
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations     $(11,046,425)  $(4,540,163)  $(22,795,678)   $27,139,804     $(781,847)  $18,932,555   $16,537,988    $11,514,330
===================================================================================================================================
Distributions to Shareholders
From net investment income
Class A                       $(14,387,482)  $(6,083,225)  $(24,446,242) $(11,920,487)  $(21,191,741) $(10,416,666) $(15,636,113)  $(10,756,168)
From net realized gains Class A        -             -         (678,042)             -           -             -             -              -
From net investment income
Class B                         (1,196,399)     (471,871)      (318,581)     (158,662)      (179,845)     (102,382)      (82,120)       (62,983)
From net realized gains Class B        -             -          (10,986)            -            -             -             -              -
From net investment income
Class I                           (256,402)      (88,394)       (45,942)      (24,042)    (3,061,654)   (1,678,674)     (819,755)      (695,179)
From net realized gains Class I        -             -           (1,444)          -              -             -             -              -
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions to
Shareholders                  $(15,840,283)  $(6,643,490)  $(25,501,237) $(12,103,191)  $(24,433,240) $(12,197,722) $(16,537,988)  $(11,514,330)
===================================================================================================================================
Trust Share Transactions
Purchases of trust shares      $51,360,947   $14,725,378    $52,506,368   $17,938,132    $51,732,978   $14,337,510  $491,464,470   $286,512,298
Income dividends reinvested     10,472,876     4,267,452     20,019,900     9,907,348     18,435,783     9,200,830    15,935,023     11,001,878
Capital gains distributions reinvested  -            -          584,946            (4)           -             -             -              -
Redemption of trust shares     (33,679,487)  (19,508,299)   (86,739,407)  (30,132,403)   (86,711,595)  (29,237,677) (451,836,917)  (244,491,525)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (Decrease) in
Trust Capital                  $28,154,336     $(515,469)  $(13,628,193)  $(2,286,927)  $(16,542,834)  $(5,699,337)  $55,562,576    $53,022,651
===================================================================================================================================
Net Increase (Decrease) in
Net Assets                      $1,267,628  $(11,699,122)  $(61,925,108)  $12,749,686   $(41,757,921)   $1,035,496   $55,562,576    $53,022,651
===================================================================================================================================
Net Assets Beginning of
Period                        $146,540,770  $147,808,398   $531,142,400  $469,217,292   $415,017,710  $373,259,789  $307,697,169   $363,259,745
===================================================================================================================================
Net Assets End of Period      $147,808,398  $136,109,276   $469,217,292  $481,966,978   $373,259,789  $374,295,285  $363,259,745   $416,282,396
===================================================================================================================================
Accumulated Undistributed Net
Investment Income                $(245,549)    $(130,749)  $       -     $        -          $96,451       $96,451       $35,211        $35,211
===================================================================================================================================

Unaudited Financial Statements

Notes to Financial Statements

As of October 31, 2000

(A) ORGANIZATION
The AAL Mutual Funds (“Funds” or “Trust”) was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management company under the Investment Company Act of 1940. The Trust currently consists of the following Funds: The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund, The AAL Large Company Index Fund II, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund, The AAL Bond Index Fund, The AAL Money Market Fund, The AAL U.S. Government Zero Coupon Target Fund Series 2001, and The AAL U.S. Government Zero Coupon Target Fund Series 2006.

The Trust offers three classes of shares, Class A shares have a front end sales load of 4.00 percent and a 0.25 percent 12b-1 fee. On January 8, 1997, The Trust began offering Class B shares. Class B shares are offered at net asset value and a one percent annual 12b-1 and service fee. In addition, Class B shares have a contingent deferred charge of five percent declining - one percent every year upon redemption after the first five years. Class B shares convert to Class A shares at the end of the fifth year. On December 29, 1997, The Trust began offering a third class of shares to institutional clients, Class I shares are offered at net asset value and have no annual 12b-1 fees.

All Funds of The Trust offer three classes of shares except for The AAL Small Cap Index II, The AAL Mid Cap Index II, and The AALLarge Company Index II, instead they offer classes A and B shares only. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares. The Trust offers institutional shares only for The AAL Mid Cap Index, The AAL Large Company Index, and The AAL Bond Index Fund. These Funds commenced operation as of December 31, 1999. The financial statements of these Funds are contained in a separate Semi-Annual Report. The Trust also includes The AAL US Government Zero Coupon Target 2001 and 2006 Funds. Both Funds are closed to investors. The financial statements of these Funds are also provided in a separate Semi-Annual Report.

(B) SIGNIFICANT ACCOUNTING POLICIES
The Funds' principal accounting policies are:

Valuation- Securities traded on national securities exchanges abroad are valued at last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at a cost that approximates the market. All other instruments held by The AAL Money Market Fund and money market investments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. The AAL International Fund and The AAL Aggressive Growth Fund invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under supervision of the Funds’ Board of Trustees.

Foreign Currency Translation- The books and records of the Funds are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. For Federal income tax purposes The AAL International Fund and The AAL Aggressive Growth Fund treat the effect of changes in foreign exchange arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences as ordinary income.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts- In connection with purchases and sales of securities denominated in foreign currencies, The AAL International Fund and The AAL Aggressive Growth Fund may enter into forward currency contracts. Additionally, The AAL International Fund and The AAL Aggressive Growth Fund may enter into such contract to hedge certain other foreign currency denominated investments. These contracts are recorded at market values, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counter parties fail to settle these forward contracts, The AAL International Stock Fund and The AAL Aggressive Growth Fund could be exposed to foreign currency fluctuations.

The Impact of Initial Public Offerings on Performance
The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income and Balanced Funds may invest in an initial public offering (“IPO”) of a security. On occasion the Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Fund with the opportunity to “flip” or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for the Fund. Investments in IPO’s may have a magnified performance impact on a Fund with a small asset base such as The AAL Technology Stock Fund or The AAL Aggressive Growth Fund. A Fund may not experience similar performance as its assets grow.

Federal Income Taxes- Each Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly anticipate paying no Federal income taxes and no Federal income tax provision was required. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Income and Expenses- The Funds are charged for those expenses that are directly attributed to each portfolio. The Funds are charged for those expenses that are directly attributed to each portfolio. Expenses that are not directly attributable to a portfolio are allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Class specific expenses, such as 12b-1 fees, transfer agent expenses, shareholder maintenance fees and printing and postage costs are charged to each Fund class of shares directly. Shared expenses, Adviser, custodian, professional expenses, etc., are allocated among the share classes based on asset size or by another reasonable basis. Net investment income, nonclass-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares. Expenses that are not directly attributable to a portfolio are typically allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income for the class-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares. Each class is charged directly for expenses specifically attributed to that class.

Distributions to Shareholders- Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Small Cap Stock, Mid Cap Stock, International, Technology Stock, Aggressive Growth, Small Cap Index Fund II, Mid Cap Index Fund II, and Large Company Index Fund II are declared and paid annually. Dividends from The AAL Equity Income and Balanced Funds are declared and paid quarterly. Dividends from The AAL High Yield Bond, Municipal Bond, Bond, and Money Market Funds are accrued daily and distributed monthly. Dividends from net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Credit Risk- The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance on the instruments.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other- For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on municipal bonds are amortized over the life of the respective bonds. Discounts on bonds purchased are amortized over the life of the respective bonds in The AAL Mid Cap Stock, Equity Income, Balanced, High Yield Bond, and Bond Funds. Realized gains or losses on sales are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities. The cost incurred with the organization and initial registration of shares for The AAL Small Cap Stock, AAL International, AAL Balanced and AAL High Yield Bond Funds is being amortized over the period of benefit, but not to exceed 60 months from each Fund’s commencement of operation.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

(C) INVESTMENT ADVISORY MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES
The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation, (“The Adviser”), under which each of the mutual fund portfolios pay a fee for investment advisory services. Effective September 1, 2000, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                              $0 to         $50 to         $200 to        $500 to      $1,000M to     Over
(M - Millions)                                 $50M          $200M          $500M         $1,000M        $5,000M     $5,000M
=================================================================================================================================

The AAL Technology Stock Fund                  0.75%          0.75%          0.75%          0.75%         0.75%        0.75%
The AAL Aggressive Growth Fund                 0.80%          0.80%          0.80%          0.80%         0.80%        0.80%
The AAL Small Cap Stock Fund                   0.70%          0.70%          0.65%          0.65%         0.65%        0.65%
The AAL Mid Cap Stock Fund                     0.70%          0.70%          0.65%          0.65%         0.60%        0.60%
The AAL International Fund                     0.65%          0.60%          0.60%          0.60%         0.60%        0.60%
The AAL Capital Growth Fund                    0.65%          0.65%          0.65%         0.575%         0.50%        0.45%
The AAL Equity Income Fund                     0.45%          0.45%          0.45%          0.45%         0.45%        0.45%
The AAL Balanced Fund                          0.55%          0.55%          0.55%          0.55%         0.55%        0.55%
The AAL Small Cap Index Fund II                0.25%          0.25%          0.25%          0.25%         0.25%        0.25%
The AAL Mid Cap Index Fund II                  0.25%          0.25%          0.25%          0.25%         0.25%        0.25%
The AAL Large Company Index Fund II            0.25%          0.25%          0.25%          0.25%         0.25%        0.25%
The AAL High Yield Bond Fund                   0.55%          0.55%          0.55%          0.55%         0.55%        0.55%
The AAL Municipal Bond Fund                    0.45%          0.45%          0.45%          0.45%         0.45%        0.45%
The AAL Bond Fund                              0.45%          0.45%          0.45%          0.45%         0.45%        0.45%
The AAL Money Market Fund                      0.50%          0.50%          0.50%          0.45%         0.45%        0.45%

The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40% of 1% on the first $50 million of average daily net assets and 0.35% of 1% on average daily net assets over $50 million (payable from the annual advisory fee paid to the advisor).

The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55% of 1% on the first $100 million of average daily net assets, 0.50% of 1% on the next $400 million of average daily net assets, and 0.45% of 1% on average daily net assets over $500 million (payable from the annual advisory fee paid to the advisor).

On June 21, 2000 at a special meeting of shareholders, the shareholders of The AAL High Yield Bond Fund approved a sub-advisory agreement with Pacific Investment Management Company (PIMCO) effective July 1, 2000. The sub advisory fee will be 0.25% of average daily net assets and (payable from the annual advisory fee paid to the advisor).

As of September 1, 2000, the Adviser voluntarily has waived 0.15% of the current fee of 0.45% in The AAL Bond Fund, 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund, 0.05% of the current fee of 0.55% in The AAL Balanced Fund and changed the current fee waiver for The AAL Money Market Fund from 0.225% to 0.075% to bring the effective advisory fee for this Fund to 0.425%. In addition, The Adviser is waiving all expenses in excess of 1.00 percent for Class A and 1.75 percent for Class B of The AAL High Yield Bond Fund. These waivers will be in effect through April 30, 2001, the end of the Funds current fiscal year.

The Trust has entered into an Administrative Services Agreement with Aid Association for Lutherans (AAL) pursuant to which AAL provides certain administrative services. AAL earned the following fees from the respective Funds for the period ended October 31, 2000: $22,500 for The AAL International Fund, $20,000 for The AAL Small Cap Stock, Mid Cap Stock, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds; $13,333 for The AAL Aggressive Growth and Technology Stock Funds, $12,500 for The AAL Small Cap Index II, Mid Cap Index II and Large Company Index II Funds, respectively.

The Trust has also contracted with AAL Capital Management Corporation for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, option and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.75 per year per shareholder account.

The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. On the Class A shares, a service fee of 0.25% of 1% of average net assets for The AAL Aggressive Growth, Technology Stock, Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, Small Cap Index II, Mid Cap Index II, Large Company Index II, High Yield Bond, Municipal Bond, and Bond Funds; 0.125% of 1% of average net assets for the AAL Money Market Fund. On the Class B Shares, a service fee of 0.25% of 1% of average net assets and a 12b-1 distribution fee of 0.75% of 1% of average net assets for The AAL Aggressive Growth, Technology Stock, Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, Small Cap Index II, Mid Cap Index II, Large Company Index II, High Yield Bond, Municipal Bond, and Bond Funds; a service fee of 0.125% of 1% of average net assets and a 12b-1 Distribution Fee of 0.75% of 1% of average net assets for the AAL Money Market Fund. There is no 12b-1 distribution fee on Class I shares.

For the six months ending October 31, 2000, AAL Capital Management received $9,278,814 in commissions from the sales of Class A and B shares. Each Trustee of AAL who is not affiliated with AAL or the Adviser receives an annual fee from AAL for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds.

Those Trustees not participating in the above plan received $18,750 in fees for the six month period ended October 31, 2000. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

AAL is the ultimate parent company for AAL Capital Management Corporation.

(D) SECURITY TRANSACTIONS
During the fiscal year ended April 30, 2000, and the period ended October 31, 2000, purchases and sales of securities other than short-term obligations were as follows:

                                                           Purchases                                   Sales
                                                  Year Ended          Period Ended             Year Ended     Period Ended
                                                   4/30/2000           10/31/2000               4/30/2000      10/31/2000
=================================================================================================================================

The AAL Technology Stock Fund                            N/A         $35,614,375                      N/A        $3,309,963
The AAL Aggressive Growth Fund                           N/A          32,573,957                      N/A         1,540,147
The AAL Small Cap Fund                           254,904,932         182,393,904              254,904,932       157,617,631
The AAL Mid Cap Fund                             929,500,735         583,488,677              934,809,515       545,488,187
The AAL International Fund                       125,938,176          72,221,539               82,724,287        43,553,898
The AAL Capital Growth Fund                      432,379,184         312,868,170              284,171,087       479,594,035
The AAL Equity Income Fund                        88,388,561          56,377,088               75,699,225        60,587,582
The AAL Balanced Fund                            208,113,894         104,663,074              126,946,055        95,263,486
The AAL Small Cap Index Fund II                          N/A          12,305,151                      N/A         1,334,698
The AAL Mid Cap Index Fund II                            N/A          14,627,206                      N/A           955,548
The AAL Large Company Index Fund II                      N/A          17,943,738                      N/A           339,975
The AAL High Yield Bond Fund                      97,423,097          93,772,440               75,614,537       102,782,559
The AAL Municipal Bond Fund                    1,042.166,113         293,057,751            1,061,161,713       294,507,167
The AAL Bond Fund                                611,991,901         254,508,693              642,507,665       243,584,223

For the year ended April 30, 2000, and period ended October 31, 2000, The AAL Bond Fund purchased $229,626,055 and $52,384,723 and sold $206,075,921 and $47,289,516 in U.S. Government Treasury Obligations.

For the year ended April 30, 2000, and period ended October 31, 2000, The AAL Municipal Bond Fund purchased $6,286,250 and $10,100,000 and sold $6,317,344 and $10,107,813 in U.S. Government Treasury Obligations.

For the year ended April 30, 2000, and period ended October 31, 2000, The AAL Balanced Fund purchased $45,203,047 and $18,198,969 and sold $44,118,281 and $15,262,477 in U.S. Government Treasury Obligations.

At April 30, 2000, the following funds had accumulated net realized capital loss carryovers expiring in the following years:

  Fund                                  2007                       2008
================================================================================
  International Fund                 $1,194,171               $         -
  Equity Income Fund                    635,210                         -
  Balanced Fund                               -                 4,252,176
  High Yield Bond                     1,271,115                 3,377,296
  Municipal Bond Fund                         -                11,500,716
  Bond Fund                           2,246,041                18,513,786

To the extent that these funds realize net capital gain, taxable distribution will be offset by any unused capital loss carryover. The gross unrealized appreciation and depreciation on investments at year ended April 30, 2000 and the period ended October 31, 2000, were as follows:

                                            April 30, 2000                                       October 31, 2000
                                                                   Net Unrealized                                     Net Unrealized
                                                                    Appreciation                                      Appreciation
                                   Appreciation  (Depreciation)    (Depreciation)     Appreciation   (Depreciation)   (Depreciation)
====================================================================================================================================

The AAL Technology Fund                    N/A             N/A                N/A       $1,649,446     $(4,410,156)     $(2,760,710)
The AAL Aggressive Growth Fund             N/A             N/A                N/A        1,505,869      (3,511,903)      (2,006,034)
The AAL Small Cap Stock Fund       $43,581,020   $(15,946,362)        $27,634,658       50,009,892     (24,927,822)       25,082,070
The AAL Mid Cap Stock Fund         148,747,162    (59,963,049)         88,784,113      181,310,194     (44,935,554)      136,374,640
The AAL International Fund          65,356,633    (18,620,022)         46,736,611       34,178,961     (25,999,582)        8,179,379
The AAL Capital Growth Fund      2,304,723,137    (57,847,026)      2,246,876,111    2,205,447,166     (82,025,921)    2,123,421,245
The AAL Equity Income Fund          78,706,730    (21,810,725)         56,896,005       73,599,681     (18,996,620)       54,603,061
The AAL Balanced Fund               34,090,041     (7,890,516)         26,199,525       39,046,381      (6,643,775)       32,402,606
The AAL Small Cap Index Fund II            N/A             N/A                N/A        1,189,528      (1,107,042)           82,486
The AAL Mid Cap Index Fund II              N/A             N/A                N/A        1,376,866      (1,034,642)          342,224
The AAL Large Company Index
Fund II                                    N/A             N/A                N/A        1,235,862      (1,589,820)        (353,958)
The AAL High Yield Bond Fund         1,636,475    (32,504,033)       (30,867,558)        1,324,661     (12,606,843)     (11,282,182)
The AAL Municipal Bond Fund          8,521,573    (10,667,735)        (2,146,162)       18,242,776      (3,290,463)       14,952,313
The AAL Bond Fund                      437,547     (9,609,978)        (9,172,431)        4,718,566      (3,743,998)          974,568

(E)  TRUST TRANSACTIONS

The AAL Technology Stock Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
=======================================================================================================================================

Shares purchased                             -        2,451,456             -         262,539             -          944,538
Income dividends reinvested                  -              -               -             -               -              -
Capital gains reinvested                     -              -               -             -               -              -
Shares redeemed                              -          (96,119)            -            (575)            -          (10,068)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares      -        2,355,337             -         261,964             -          934,470

The AAL Aggressive Growth Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
=======================================================================================================================================

Shares purchased                             -        2,947,184             -         253,271             -          791,020
Income dividends reinvested                  -              -               -             -               -              -
Capital gains reinvested                     -              -               -             -               -              -
Shares redeemed                              -          (22,069)            -            (509)            -           (1,791)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares      -        2,925,115             -         252,762             -          789,229

The AAL Small Cap Stock Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
=======================================================================================================================================

Shares purchased                       4,154,530      2,495,309         429,368       205,756          32,456         33,466
Income dividends reinvested                  -              -               -             -               -              -
Capital gains reinvested                     -              -               -             -               -              -
Shares redeemed                       (1,691,268)      (662,656)       (173,969)      (48,669)        (37,198)        (1,402)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares 2,463,262     1,832,653         255,399       157,087          (4,742)        32,064

The AAL Mid Cap Stock Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
=======================================================================================================================================

Shares purchased                       5,727,110      3,759,285         426,397       270,104         719,803        407,833
Income dividends reinvested                  -              -               -             -               -              -
Capital gains reinvested               2,368,789              -          80,834              -         32,495            -
Shares redeemed                       (4,849,281)    (1,828,000)        (90,663)      (48,994)       (233,097)      (188,352)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares 3,246,618     1,931,285         416,568       221,110         519,201        219,481

The AAL International Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
=======================================================================================================================================

Shares purchased                       4,743,916      2,488,593         327,374       163,143          44,947         63,680
Income dividends reinvested                3,316            -               -             -               154            -
Capital gains reinvested                     -              -               -             -               -              -
Shares redeemed                       (1,563,061)    (1,443,097)        (65,023)      (45,001)         (8,062)        (3,685)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares 3,184,171     1,045,496         262,351       118,142          37,039         59,995

The AAL Capital Growth Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
=======================================================================================================================================

Shares purchased                      13,245,347      4,264,401       1,036,773       315,658       1,392,764        523,293
Income dividends reinvested              247,299        169,524               -           -             7,861          5,991
Capital gains reinvested               1,152,379              -          40,529              -         16,564            -
Shares redeemed                       (8,426,901)    (4,748,933)       (184,700)     (139,318)       (587,267)      (335,177)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares 6,218,124      (315,008)        892,602       176,340         829,922        194,107

The AAL Equity Income Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
=======================================================================================================================================

Shares purchased                       4,045,299      1,110,876         232,818        49,001         250,597        169,969
Income dividends reinvested              205,607        125,086             842         1,314           6,445          4,315
Capital gains reinvested                     -              -               -             -               -              -
Shares redeemed                       (2,834,370)    (1,426,588)        (80,023)      (37,659)       (725,217)       (57,032)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares 1,416,536      (190,626)        153,637        12,656        (468,175)       117,252

The AAL Small Cap Index Fund II
                                              Class A Shares               Class B Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares
====================================================================================================

Shares purchased                             -          997,951             -         120,887
Income dividends reinvested                  -              -               -             -
Capital gains reinvested                     -              -               -             -
Shares redeemed                              -          (11,248)            -            (496)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares      -          986,703             -       120,391

The AAL Mid Cap Index Fund II
                                              Class A Shares               Class B Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares
----------------------------------------------------------------------------------------------------

Shares purchased                             -        1,226,083             -        138,180
Income dividends reinvested                  -              -               -            -
Capital gains reinvested                     -              -               -            -
Shares redeemed                              -           (4,381)            -            (29)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares      -        1,221,702             -         138,151

The AAL Large Company Index Fund II
                                              Class A Shares               Class B Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares
====================================================================================================

Shares purchased                             -        1,632,088             -         159,155
Income dividends reinvested                  -              -               -             -
Capital gains reinvested                     -              -               -             -
Shares redeemed                              -          (11,518)            -             (39)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares      -        1,620,570             -         159,116

The AAL Balanced Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
=======================================================================================================================================

Shares purchased                      10,067,804      2,815,252         572,465       155,382         131,811         21,906
Income dividends reinvested              453,027        324,146          20,768        15,978           7,667          4,239
Capital gains reinvested                     -              -               -             -               -              -
Shares redeemed                       (2,906,737)    (1,727,302)        (98,557)      (62,872)        (84,052)       (26,646)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares 7,614,094     1,412,096         494,676       108,488          55,426           (501)

The AAL High Yield Bond Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
==============================================================================================================================

Shares purchased                       5,963,964      1,936,609         328,346        74,073          58,038         19,534
Income dividends reinvested            1,200,651        552,330          88,298        36,935          21,383          5,521
Capital gains reinvested                     -                -             -               -            -              -
Shares redeemed                       (3,904,332)    (2,513,395)       (251,897)     (155,225)        (63,263)       (35,867)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares 3,260,283       (24,456)        164,747       (44,217)         16,158        (10,812)

The AAL Municipal Bond Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
==============================================================================================================================

Shares purchased                       4,614,917      1,606,248         148,758        42,250          91,403         47,266
Income dividends reinvested            1,850,298        917,653          24,774        12,117           4,060          2,168
Capital gains reinvested                  54,652              -             921            -              137            -
Shares redeemed                       (7,961,893)    (2,790,181)       (123,626)      (49,767)        (91,981)        (2,688)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares (1,442,026)    (266,280)         50,827         4,600           3,619         46,746

The AAL Bond Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
==============================================================================================================================

Shares purchased                       4,204,136      1,313,279         150,780        49,348       1,057,101        160,843
Income dividends reinvested            1,854,706        932,208          15,651         9,002          70,675         35,428
Capital gains reinvested                     -              -               -             -               -              -
Shares redeemed                       (8,539,436)    (2,903,545)        (90,400)      (49,665)       (488,998)      (154,998)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares (2,480,594)    (658,058)         76,031         8,685         638,778         41,273

The AAL Money Market Fund
                                              Class A Shares               Class B Shares                Class I Shares
                                        Year Ended   Period Ended     Year Ended   Period Ended     Year Ended   Period Ended
                                         4/30/2000    10/31/2000       4/30/2000    10/31/2000       4/30/2000    10/31/2000
                                          Shares        Shares          Shares        Shares          Shares        Shares
==============================================================================================================================

Shares purchased                     430,294,001    231,534,944       3,165,036     1,651,730      58,005,433     53,325,624
Income dividends reinvested           15,198,578     10,627,819          80,022        62,276         656,423        311,783
Capital gains reinvested                     -              -               -             -               -              -
Shares redeemed                     (385,589,125)  (207,890,402)     (2,446,764)   (1,248,495)    (63,801,028)   (35,352,628)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in trust shares 59,903,454   34,272,361         798,294       465,511      (5,139,172)    18,284,779

(F)  Forward Currency Contracts
As of October 31, 2000 The AAL International Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $(14,359)

Settlement Date                     Currency to       U.S. Value at                            Currency to      U.S. Value at
   Through                         Be Delivered     October 31, 2000                           Be Received    October 31, 2000
=======================================================================================================================================

   11/1/00            (17,823)      EURO                  $ (14,997)          $14,997        U.S. Dollar          $ (15,108)
   11/3/00            (41,625)      EURO                    (35,340)           35,340        U.S. Dollar            (35,285)
   11/1/00           5,365,190      U.S. Dollar              49,358            49,358        Japanese Yen            49,138
   11/10/00        132,860,000      U.S. Dollar           1,230,902         1,230,903        Japanese Yen         1,216,819
---------------------------------------------------------------------------------------------------------------------------------------
                                                         $1,229,923                                              $1,215,564
=======================================================================================================================================

Unaudited Financial Statements

A Note on Forward-Looking Statements

Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager’s predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.

Glossary of Investment Terms
*Non income-producing security - A non income-producing security is a security which has not paid a dividend or interest payment in the past calendar year.

/1/ The interest rate reflects the discount rate at the date of purchase.

/2/ 144A security - A 144A security is a security that has not been fully registered with the SEC. Because it is not fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 144A classification and is no longer restricted. 144A securities are for institutional or accredited investors, such as mutual funds.

/3/ When-issued security - A when-issued security is a securities issue that has been authorized and is sold to investors before the certificates are ready for delivery.

/4/ Pledged as security for when-issued securities - A pledged security is a security that is pledged as collateral for a when-issued security. A pledged security is no longer collateral once the when-issued security purchased is settled.

/5/ Security in default - A security in default is a security that has missed its last interest payment.

/6/ 4(2) Commercial paper - 4(2) commercial paper is a security that has not been fully registered with the SEC. Because it is not fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 4(2) classification and is no longer restricted. 144A securities are for institutional or accredited investors, such as mutual funds.

/7/ Step-coupon bond - a debt instrument that pays a fixed rate for an initial period, then increases to a higher rate after a period of time.

Financial Highlights

Per Share Information

The AAL Technology Stock Fund

                                                            Period Ended
CLASS A SHARES                                             10/31/2000 (c)
================================================================================

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income (loss)                                   (0.03)
Net realized and unrealized gain (loss) on investments         (1.07)
--------------------------------------------------------------------------------
Total from Investment Operations                               (1.10)
================================================================================

Less Distributions from:
Net investment income                                            -
Net realized capital gains                                       -
--------------------------------------------------------------------------------
Total Distributions                                              -
================================================================================

Net increase (decrease) in net asset value                     (1.10)
Net asset value: End of period                                  $8.90
================================================================================

Total return (b)                                             (11.00)%
Net assets, end of period (in millions)                         $21.0
Ratio of expenses to average net assets (a)                     2.40%
Ratio of net investment income (loss) to average
net assets (a)                                                (1.57)%
Portfolio turnover rate                                        20.09%
================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     2.40%
Ratio of net investment income (loss) to average
net assets (a)                                                (1.57)%

                                                            Period Ended
CLASS B SHARES                                             10/31/2000 (c)
================================================================================

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income (loss)                                   (0.05)
Net realized and unrealized gain (loss) on investments         (1.06)
--------------------------------------------------------------------------------
Total from Investment Operations                               (1.11)
================================================================================

Less Distributions from:
Net investment income                                            -
Net realized capital gains                                       -
--------------------------------------------------------------------------------
Total Distributions                                              -
================================================================================

Net increase (decrease) in net asset value                     (1.11)
Net asset value: End of period                                  $8.89
================================================================================

Total return (b)                                             (11.10)%
Net assets, end of period (in millions)                          $2.3
Ratio of expenses to average net assets (a)                     3.29%
Ratio of net investment income (loss) to average
net assets (a)                                                (2.45)%
Portfolio turnover rate                                        20.09%
================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expen reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     3.29%
Ratio of net investment income (loss) to average
net assets (a)                                                (2.45)%

                                                            Period Ended
CLASS I SHARES                                             10/31/2000 (c)
================================================================================

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income                                          (0.01)
Net realized and unrealized gain (loss) on investments         (1.04)
--------------------------------------------------------------------------------
Total from Investment Operations                               (1.05)
================================================================================

Less Distributions from:
Net investment income (loss)                                     -
Net realized capital gains                                       -
--------------------------------------------------------------------------------
Total Distributions                                              -
================================================================================

Net increase (decrease) in net asset value                     (1.05)
Net asset value: End of period                                  $8.95
================================================================================

Total return (b)                                             (10.50)%
Net assets, end of period (in millions)                          $8.4
Ratio of expenses to average net assets (a)                     1.21%
Ratio of net investment income (loss) to average net
assets (a)                                                    (0.35)%
Portfolio turnover rate                                        20.09%
================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     1.21%
Ratio of net investment income (loss) to average net
assets (a)                                                    (0.35)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
(c) Since inception July 1, 2000.

The AAL Aggressive Growth Fund

                                                           Period Ended
CLASS A SHARES                                            10/31/2000 (c)
----------------------------------------------------------------------------

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income (loss)                                     -
Net realized and unrealized gain (loss) on investments         (0.83)
----------------------------------------------------------------------------
Total from Investment Operations                               (0.83)
============================================================================

Less Distributions from:
Net investment income                                            -
Net realized capital gains                                       -
----------------------------------------------------------------------------
Total Distributions                                              -
============================================================================

Net increase (decrease) in net asset value                     (0.83)
Net asset value: End of period                                 $9.17
============================================================================

Total return (b)                                              (8.30)%
Net assets, end of period (in millions)                         $26.8
Ratio of expenses to average net assets (a)                     2.06%
Ratio of net investment income (loss) to average net
assets (a)                                                    (0.14)%
Portfolio turnover rate                                         9.54%
============================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     2.06%
Ratio of net investment income (loss) to average net
assets (a)                                                    (0.14)%

                                                           Period Ended
CLASS B SHARES                                            10/31/2000 (c)
============================================================================

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income (loss)                                   (0.02)
Net realized and unrealized gain (loss) on investments         (0.83)
----------------------------------------------------------------------------
Total from Investment Operations                               (0.85)
============================================================================

Less Distributions from:
Net investment income                                            -
Net realized capital gains                                       -
----------------------------------------------------------------------------
Total Distributions                                              -
============================================================================

Net increase (decrease) in net asset value                     (0.85)
Net asset value: End of period                                 $9.15
============================================================================

Total return (b)                                              (8.50)%
Net assets, end of period (in millions)                          $2.3
Ratio of expenses to average net assets (a)                     3.15%
Ratio of net investment income (loss) to average net
assets (a)                                                    (1.02)%
Portfolio turnover rate                                         9.54%
============================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     3.15%
Ratio of net investment income (loss) to average net
assets (a)                                                    (1.02)%

                                                        Period Ended
CLASS I SHARES                                         10/31/2000 (c)
=========================================================================

Net asset value:Beginning of Period                        $10.00

Income from Investment Operations
Net investment income                                       0.03
Net realized and unrealized gain (loss) on investments     (0.82)
-------------------------------------------------------------------------
Total from Investment Operations                           (0.79)
=========================================================================

Less Distributions from:
Net investment income (loss)                                 -
Net realized capital gains                                   -
-------------------------------------------------------------------------
Total Distributions                                          -
=========================================================================

Net increase (decrease) in net asset value                 (0.79)
Net asset value: End of period                             $9.21
=========================================================================

Total return (b)                                          (7.90)%
Net assets, end of period (in millions)                      $7.3
Ratio of expenses to average net assets (a)                 1.23%
Ratio of net investment income (loss) to average net
assets (a)                                                  1.08%
Portfolio turnover rate                                     9.54%
=========================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                 1.23%
Ratio of net investment income (loss) to average net
assets (a)                                                  1.08%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
(c) Since inception July 1, 2000.

The AAL Small Cap Stock Fund

                                                    Period Ended     Year Ended     Year Ended     Year Ended     Year Ended
CLASS A SHARES                                       10/31/2000       4/30/2000      4/30/1999      4/30/1998      4/30/1997
================================================================================================================================

Net asset value:Beginning of Period                     $14.60         $10.89        $13.84             $9.84          $10.00

Income from Investment Operations
Net investment income (loss)                            (0.04)         (0.08)        (0.12)            (0.10)          (0.06)
Net realized and unrealized gain (loss) on investments    1.31          3.79         (2.51)             4.73            0.17
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.27          3.71         (2.63)             4.63            0.11
================================================================================================================================

Less Distributions from:
Net investment income                                     -              -             -                 -               -
Net realized capital gains                                -              -           (0.32)            (0.63)          (0.27)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       -              -           (0.32)            (0.63)          (0.27)
================================================================================================================================

Net increase (decrease) in net asset value                1.27          3.71         (2.95)             4.00           (0.16)
Net asset value: End of period                          $15.87        $14.60        $10.89            $13.84           $9.84
================================================================================================================================

Total return (b)                                         8.70%         34.07%      (18.97)%            47.97%         (0.78)%
Net assets, end of period (in millions)                 $237.1         $191.3        $116.0            $120.3           $44.5
Ratio of expenses to average net assets (a)              1.37%          1.53%         1.82%             1.71%           2.06%
Ratio of net investment income (loss) to average
net assets (a)                                         (0.51)%        (0.72)%       (1.15)%           (1.05)%         (1.20)%
Portfolio turnover rate                                 67.74%        147.01%       112.96%           105.60%         138.50%
================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)              1.37%          1.65%         1.82%             1.71%           2.06%
Ratio of net investment income (loss) to average
net assets (a)                                         (0.51)%        (0.85)%       (1.15)%           (1.05)%         (1.20)%

                                                    Period Ended     Year Ended     Year Ended     Year Ended     Year Ended
CLASS B SHARES                                       10/31/2000       4/30/2000      4/30/1999      4/30/1998      4/30/1997
================================================================================================================================

Net asset value:Beginning of Period                     $14.24         $10.74        $13.73             $9.81          $11.17

Income from Investment Operations
Net investment income (loss)                            (0.11)         (0.19)        (0.22)            (0.16)          (0.03)
Net realized and unrealized gain (loss) on investments    1.27          3.69         (2.50)             4.67           (1.33)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.16          3.50         (2.72)             4.51           (1.36)
================================================================================================================================

Less Distributions from:
Net investment income                                                                                                       -
Net realized capital gains                                                           (0.27)            (0.59)               -
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       -              -           (0.27)            (0.59)            -
================================================================================================================================

Net increase (decrease) in net asset value                1.16          3.50         (2.99)             3.92           (1.36)
Net asset value: End of period                          $15.40        $14.24        $10.74            $13.73           $9.81
================================================================================================================================

Total return (b)                                         8.15%         32.71%      (19.85)%            46.86%        (12.18)%
Net assets, end of period (in millions)                  $29.1          $24.6         $15.8             $14.4            $3.4
Ratio of expenses to average net assets (a)              2.31%          2.56%         2.89%             2.60%           3.20%
Ratio of net investment income (loss) to average
net assets (a)                                         (1.46)%        (1.76)%       (2.22)%           (1.94)%         (2.39)%
Portfolio turnover rate                                 67.74%        147.01%       112.96%           105.60%         138.50%
================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)              2.31%          2.68%         2.89%             2.60%           3.21%
Ratio of net investment income (loss) to average
net assets (a)                                         (1.46)%        (1.88)%       (2.22)%           (1.94)%         (2.40)%

                                                    Period Ended     Year Ended     Year Ended     Year Ended
CLASS I SHARES                                       10/31/2000       4/30/2000      4/30/1999      4/30/1998
================================================================================================================================

Net asset value:Beginning of Period                     $14.80         $10.95        $13.87            $12.45

Income from Investment Operations
Net investment income                                     0.01          0.01         (0.04)            (0.01)
Net realized and unrealized gain (loss) on investments    1.32          3.84         (2.52)              1.43
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.33          3.85         (2.56)              1.42
================================================================================================================================

Less Distributions from:
Net investment income (loss)                              -              -             -                 -
Net realized capital gains                                -              -           (0.36)              -
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       -              -           (0.36)              -
================================================================================================================================

Net increase (decrease) in net asset value                1.33          3.85         (2.92)              1.42
Net asset value: End of period                          $16.13        $14.80        $10.95             $13.87
================================================================================================================================

Total return (b)                                         8.99%         35.16%      (18.41)%            11.41%
Net assets, end of period (in millions)                   $1.6           $1.0          $0.8              $0.4
Ratio of expenses to average net assets (a)              0.78%          0.72%         1.08%             1.19%
Ratio of net investment income (loss) to average
net assets (a)                                           0.07%          0.08%       (0.40)%           (0.39)%
Portfolio turnover rate                                 67.74%        147.01%       112.96%           105.60%
================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)              0.78%          0.84%         1.08%             1.19%
Ratio of net investment income (loss) to average
 net assets (a)                                          0.07%        (0.04)%       (0.40)%           (0.39)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not  reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL Mid Cap Stock Fund

                                                 Period Ended    Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
CLASS A SHARES                                    10/31/2000      4/30/2000    4/30/1999    4/30/1998    4/30/1997   4/30/1996
=======================================================================================================================================

Net asset value:Beginning of Period                    $16.73       $13.89       $15.93       $12.71      $17.11       $10.92

Income from Investment Operations
Net investment income (loss)                             -            -          (0.04)       (0.04)      (0.12)       (0.10)
Net realized and unrealized gain (loss) on investments   2.11        3.67        (1.25)        4.75       (1.63)        6.29
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         2.11        3.67        (1.29)        4.71       (1.75)        6.19
=======================================================================================================================================

Less Distributions from:
Net investment income                                    -            -            -            -           -            -
Net realized capital gains                               -          (0.83)       (0.75)       (1.49)      (2.65)         -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      -          (0.83)       (0.75)       (1.49)      (2.65)         -
=======================================================================================================================================

Net increase (decrease) in net asset value               2.11        2.84        (2.04)        3.22       (4.40)        6.19
Net asset value: End of period                         $18.84      $16.73       $13.89       $15.93      $12.71       $17.11
=======================================================================================================================================

Total return (b)                                       12.61%       27.29%      (7.62)%       38.73%    (11.08)%       56.59%
Net assets, end of period (in millions)                $890.8       $759.0       $584.9       $671.5      $461.7       $425.0
Ratio of expenses to average net assets (a)             1.16%        1.14%        1.37%        1.30%       1.35%        1.39%
Ratio of net investment income (loss) to average
net assets (a)                                          0.03%      (0.02)%      (0.28)%      (0.27)%     (0.94)%      (0.82)%
Portfolio turnover rate                                66.14%      142.26%      125.94%      104.73%     112.60%       90.14%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             1.16%        1.24%        1.37%        1.30%       1.35%        1.39%
Ratio of net investment income (loss) to average
net assets (a)                                          0.03%      (0.12)%      (0.28)%      (0.27)%     (0.94)%      (0.82)%

                                                 Period Ended    Year Ended   Year Ended   Year Ended   Year Ended
CLASS B SHARES                                    10/31/2000      4/30/2000    4/30/1999    4/30/1998    4/30/1997
=======================================================================================================================================

Net asset value:Beginning of Period                    $16.20       $13.64       $15.78       $12.69      $13.67

Income from Investment Operations
Net investment income (loss)                           (0.09)       (0.17)       (0.17)       (0.12)      (0.03)
Net realized and unrealized gain (loss) on investments   2.03        3.56        (1.27)        4.65       (0.95)
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         1.94        3.39        (1.44)        4.53       (0.98)
=======================================================================================================================================

Less Distributions from:
Net investment income                                    -            -            -            -           -
Net realized capital gains                               -          (0.83)       (0.70)       (1.44)        -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      -          (0.83)       (0.70)       (1.44)        -
=======================================================================================================================================

Net increase (decrease) in net asset value               1.94        2.56        (2.14)        3.09       (0.98)
Net asset value: End of period                         $18.14      $16.20       $13.64       $15.78      $12.69
=======================================================================================================================================

Total return (b)                                       11.98%       25.71%      (8.70)%       37.41%     (7.17)%
Net assets, end of period (in millions)                 $34.2        $26.9        $17.0        $13.6        $3.3
Ratio of expenses to average net assets (a)             2.23%        2.46%        2.56%        2.33%       2.29%
Ratio of net investment income (loss) to average
net assets (a)                                        (1.04)%      (1.33)%      (1.46)%      (1.30)%     (1.41)%
Portfolio turnover rate                                66.14%      142.26%      125.94%      104.73%     112.60%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             2.23%        2.55%        2.56%        2.33%       2.29%
Ratio of net investment income (loss) to average
net assets (a)                                        (1.04)%      (1.43)%      (1.46)%      (1.30)%     (1.41)%

                                                 Period Ended    Year Ended   Year Ended   Year Ended
CLASS I SHARES                                    10/31/2000      4/30/2000    4/30/1999    4/30/1998
=======================================================================================================================================

Net asset value:Beginning of Period                    $16.89       $13.94       $15.96       $14.40

Income from Investment Operations
Net investment income                                    0.04        0.05         0.02          -
Net realized and unrealized gain (loss) on investments   2.13        3.73        (1.25)        1.56
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         2.17        3.78        (1.23)        1.56
=======================================================================================================================================

Less Distributions from:
Net investment income (loss)                             -            -            -            -
Net realized capital gains                               -          (0.83)       (0.79)         -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      -          (0.83)       (0.79)         -
=======================================================================================================================================

Net increase (decrease) in net asset value               2.17        2.95        (2.02)        1.56
Net asset value: End of period                         $19.06      $16.89       $13.94       $15.96
=======================================================================================================================================

Total return (b)                                       12.78%       28.00%      (7.17)%       10.83%
Net assets, end of period (in millions)                 $22.8        $16.5         $6.4         $1.2
Ratio of expenses to average net assets (a)             0.68%        0.62%        0.85%        0.86%
Ratio of net investment income (loss) to average
net assets (a)                                          0.51%        0.51%        0.33%        0.18%
Portfolio turnover rate                                66.14%      142.26%      125.94%      104.73%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.69%        0.71%        0.85%        0.86%
Ratio of net investment income (loss) to average
net assets (a)                                          0.51%        0.41%        0.37%        0.18%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not  reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL International Fund

                                                 Period Ended    Year Ended   Year Ended  Year Ended   Year Ended   Period Ended
CLASS A SHARES                                    10/31/2000      4/30/2000    4/30/1999   4/30/1998    4/30/1997     4/30/1996
=======================================================================================================================================

Net asset value:Beginning of Period                   $14.06        $11.35       $11.15       $11.37      $11.08       $10.00

Income from Investment Operations
Net investment income (loss)                            0.28          -           0.08         0.17        0.01         0.05
Net realized and unrealized gain (loss) on investments(1.73)         2.71         0.65         0.56        0.68         1.05
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      (1.45)         2.71         0.73         0.73        0.69         1.10
=======================================================================================================================================

Less Distributions from:
Net investment income                                   -             -          (0.44)       (0.37)      (0.34)       (0.02)
Net realized capital gains                              -             -          (0.09)       (0.58)      (0.06)         -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     -             -          (0.53)       (0.95)      (0.40)       (0.02)
=======================================================================================================================================

Net increase (decrease) in net asset value            (1.45)         2.71         0.20        (0.22)       0.29         1.08
Net asset value: End of period                        $12.61       $14.06       $11.35       $11.15      $11.37       $11.08
=======================================================================================================================================

Total return (b)                                    (10.31)%        23.91%        6.82%        7.34%       6.32%       11.07%
Net assets, end of period (in millions)               $216.5        $226.7       $146.9       $144.2      $116.2        $57.1
Ratio of expenses to average net assets (a)            1.33%         1.36%        1.74%        1.91%       2.10%        2.15%
Ratio of net investment income (loss) to average
net assets (a)                                         4.17%       (0.01)%        0.64%        1.36%       0.88%        0.94%
Portfolio turnover rate                               18.11%        43.59%      100.90%       19.90%      12.95%        1.30%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)            1.33%         1.41%        1.74%        1.91%       2.10%        2.32%
Ratio of net investment income (loss) to average
net assets (a)                                         4.17%       (0.07)%        0.64%        1.36%       0.88%        0.77%

                                                 Period Ended    Year Ended   Year Ended  Year Ended  Period Ended
CLASS A SHARES                                    10/31/2000      4/30/2000    4/30/1999   4/30/1998    4/30/1997
=======================================================================================================================================

Net asset value:Beginning of Period                    $13.75       $11.23       $11.05       $11.34      $10.98

Income from Investment Operations
Net investment income (loss)                             0.20       (0.13)       (0.03)        0.13         -
Net realized and unrealized gain (loss) on investments (1.69)        2.65         0.64         0.49        0.36
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (1.49)        2.52         0.61         0.62        0.36
=======================================================================================================================================

Less Distributions from:
Net investment income                                    -            -          (0.34)       (0.33)        -
Net realized capital gains                               -            -          (0.09)       (0.58)        -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      -            -          (0.43)       (0.91)        -
=======================================================================================================================================

Net increase (decrease) in net asset value             (1.49)        2.52         0.18        (0.29)       0.36
Net asset value: End of period                         $12.26      $13.75       $11.23       $11.05      $11.34
=======================================================================================================================================

Total return (b)                                     (10.84)%       22.44%        5.72%        6.30%       3.28%
Net assets, end of period (in millions)                 $15.4        $15.6         $9.8         $7.9        $2.6
Ratio of expenses to average net assets (a)             2.46%        2.53%        2.85%        2.90%       2.94%
Ratio of net investment income (loss) to average
net assets (a)                                          3.02%      (1.19)%      (0.52)%        0.34%     (0.03)%
Portfolio turnover rate                                18.11%       43.59%      100.90%       19.90%      12.95%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             2.46%        2.59%        2.85%        2.90%       2.94%
Ratio of net investment income (loss) to average
net assets (a)                                          3.02%      (1.25)%      (0.52)%        0.34%     (0.03)%

                                                 Period Ended    Year Ended   Year Ended  Period Ended
CLASS I SHARES                                    10/31/2000      4/30/2000    4/30/1999   4/30/1998
=======================================================================================================================================

Net asset value:Beginning of Period                    $14.15       $11.37       $11.17       $10.11

Income from Investment Operations
Net investment income                                    0.29        0.08         0.15         0.03
Net realized and unrealized gain (loss) on investments (1.71)        2.73         0.65         1.03
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (1.42)        2.81         0.80         1.06
=======================================================================================================================================

Less Distributions from:
Net investment income (loss)                             -          (0.03)       (0.51)         -
Net realized capital gains                               -            -          (0.09)         -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      -          (0.03)       (0.60)         -
=======================================================================================================================================

Net increase (decrease) in net asset value             (1.42)        2.78         0.20         1.06
Net asset value: End of period                         $12.73      $14.15       $11.37       $11.17
=======================================================================================================================================

Total return (b)                                     (10.04)%       24.69%        7.49%       10.48%
Net assets, end of period (in millions)                  $3.3         $2.8         $1.9         $0.5
Ratio of expenses to average net assets (a)             0.73%        0.73%        1.09%        1.19%
Ratio of net investment income (loss) to average
net assets (a)                                          4.66%        0.61%        1.10%        2.38%
Portfolio turnover rate                                18.11%       43.59%      100.90%       19.90%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.73%        0.79%        1.09%        1.19%
Ratio of net investment income (loss) to average
net assets (a)                                          4.66%        0.55%        1.10%        2.38%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL Capital Growth Fund

                                                 Period Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A SHARES                                    10/31/2000     4/30/2000    4/30/1999    4/30/1998    4/30/1997    4/30/1996
=======================================================================================================================================

Net asset value:Beginning of Period                    $38.67       $35.87       $29.64       $21.50      $18.79       $15.56

Income from Investment Operations
Net investment income (loss)                             0.09        0.13         0.09         0.10        0.13         0.20
Net realized and unrealized gain (loss) on investments   1.19        3.19         6.69         9.26        3.68         3.76
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         1.28        3.32         6.78         9.36        3.81         3.96
=======================================================================================================================================

Less Distributions from:
Net investment income                                  (0.06)       (0.09)       (0.09)       (0.08)      (0.15)       (0.22)
Net realized capital gains                               -          (0.43)       (0.46)       (1.14)      (0.95)       (0.51)
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.06)       (0.52)       (0.55)       (1.22)      (1.10)       (0.73)
=======================================================================================================================================

Net increase (decrease) in net asset value               1.22        2.80         6.23         8.14        2.71         3.23
Net asset value: End of period                         $39.89      $38.67       $35.87       $29.64      $21.50       $18.79
=======================================================================================================================================

Total return (b)                                        3.32%        9.28%       23.20%       44.48%      20.55%       25.85%
Net assets, end of period (in millions)              $4,232.5     $4,115.1     $3,594.5     $2,766.7    $1,794.4     $1,381.4
Ratio of expenses to average net assets (a)             0.90%        0.90%        0.97%        0.98%       1.06%        1.12%
Ratio of net investment income (loss) to average
net assets (a)                                          0.48%        0.35%        0.30%        0.39%       0.62%        1.16%
Portfolio turnover rate                                 7.70%        7.50%        8.74%       17.96%      24.30%       44.26%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.90%        0.92%        0.97%        0.98%       1.06%        1.12%
Ratio of net investment income (loss) to average
net assets (a)                                          0.48%        0.33%        0.30%        0.39%       0.62%        1.16%

                                                   Period Ended  Year Ended   Year Ended  Year Ended   Period Ended
CLASS B SHARES                                      10/31/2000    4/30/2000    4/30/1999   4/30/1998     4/30/1997
======================================================================================================================

Net asset value:Beginning of Period                    $37.71       $35.29       $29.38       $21.45      $20.66

Income from Investment Operations
Net investment income (loss)                           (0.09)       (0.22)       (0.19)        0.04       (0.01)
Net realized and unrealized gain (loss) on investments   1.15        3.07         6.56         9.06        0.80
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         1.06        2.85         6.37         9.10        0.79
======================================================================================================================

Less Distributions from:
Net investment income                                    -            -            -          (0.03)        -
Net realized capital gains                               -          (0.43)       (0.46)       (1.14)        -
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      -          (0.43)       (0.46)       (1.17)        -
======================================================================================================================

Net increase (decrease) in net asset value               1.06        2.42         5.91         7.93        0.79
Net asset value: End of period                         $38.77      $37.71       $35.29       $29.38      $21.45
======================================================================================================================

Total return (b)                                        2.78%        8.09%       21.94%       43.25%       3.82%
Net assets, end of period (in millions)                $159.6       $148.6       $107.6        $54.9       $11.0
Ratio of expenses to average net assets (a)             1.84%        1.95%        1.99%        1.90%       1.89%
Ratio of net investment income (loss) to average
net assets (a)                                        (0.46)%      (0.69)%      (0.74)%      (0.58)%     (0.39)%
Portfolio turnover rate                                 7.70%        7.50%        8.74%       17.96%      24.30%
======================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             1.84%        1.96%        1.99%        1.90%       1.89%
Ratio of net investment income (loss) to average
net assets (a)                                        (0.46)%      (0.71)%      (0.74)%      (0.58)%     (0.39)%

                                                  Period Ended  Year Ended   Year Ended   Period Ended
CLASS I SHARES                                     10/31/2000    4/30/2000    4/30/1999     4/30/1998
======================================================================================================================

Net asset value:Beginning of Period                    $38.72       $35.89       $29.67       $26.05

Income from Investment Operations
Net investment income                                    0.17        0.27         0.21         0.02
Net realized and unrealized gain (loss) on investments   1.19        3.20         6.67         3.60
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         1.36        3.47         6.88         3.62
======================================================================================================================

Less Distributions from:
Net investment income (loss)                           (0.13)       (0.21)       (0.20)         -
Net realized capital gains                               -          (0.43)       (0.46)         -
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.13)       (0.64)       (0.66)         -
======================================================================================================================

Net increase (decrease) in net asset value               1.23        2.83         6.22         3.62
Net asset value: End of period                         $39.95      $38.72       $35.89       $29.67
======================================================================================================================

Total return (b)                                        3.52%        9.70%       23.55%       13.90%
Net assets, end of period (in millions)                 $93.2        $82.8        $46.9         $3.0
Ratio of expenses to average net assets (a)             0.54%        0.52%        0.60%        0.58%
Ratio of net investment income (loss) to average
net assets (a)                                          0.85%        0.73%        0.62%        0.52%
Portfolio turnover rate                                 7.70%        7.50%        8.74%       17.96%
======================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.54%        0.54%        0.60%        0.58%
Ratio of net investment income (loss) to average
net assets (a)                                          0.85%        0.72%        0.62%        0.52%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL Equity Income Fund

                                                  Period Ended  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A SHARES                                     10/31/2000    4/30/2000    4/30/1999    4/30/1998    4/30/1997    4/30/1996
=======================================================================================================================================

Net asset value:Beginning of Period                   $14.40        $14.68       $14.31       $11.34      $10.90        $9.47

Income from Investment Operations
Net investment income (loss)                            0.10         0.18         0.16         0.27        0.39         0.36
Net realized and unrealized gain (loss) on investments  0.71        (0.30)        1.17         3.44        0.46         1.42
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.81        (0.12)        1.33         3.71        0.85         1.78
=======================================================================================================================================

Less Distributions from:
Net investment income                                 (0.10)        (0.16)       (0.17)       (0.29)      (0.41)       (0.35)
Net realized capital gains                              -             -          (0.79)       (0.45)        -            -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.10)        (0.16)       (0.96)       (0.74)      (0.41)       (0.35)
=======================================================================================================================================

Net increase (decrease) in net asset value              0.71        (0.28)        0.37         2.97        0.44         1.43
Net asset value: End of period                        $15.11       $14.40       $14.68       $14.31      $11.34       $10.90
=======================================================================================================================================

Total return (b)                                       5.64%       (0.80)%       10.08%       33.50%       7.88%       18.90%
Net assets, end of period (in millions)               $288.5        $277.6       $262.2       $197.7      $134.2       $114.5
Ratio of expenses to average net assets (a)            0.94%         0.92%        1.05%        1.11%       1.15%        1.20%
Ratio of net investment income (loss) to average
net assets (a)                                         1.40%         1.24%        1.22%        2.17%       3.57%        3.58%
Portfolio turnover rate                               19.87%        26.93%       13.35%       64.00%       5.14%       21.79%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)            0.94%         0.98%        1.05%        1.11%       1.15%        1.20%
Ratio of net investment income (loss) to average
net assets (a)                                         1.40%         1.18%        1.22%        2.17%       3.57%        3.58%

                                                    Period Ended  Year Ended   Year Ended  Year Ended  Period Ended
CLASS B SHARES                                       10/31/2000    4/30/2000    4/30/1999   4/30/1998    4/30/1997
=======================================================================================================================================

Net asset value:Beginning of Period                    $14.38       $14.66       $14.31       $11.37      $11.40

Income from Investment Operations
Net investment income (loss)                             0.02        0.02         0.02         0.19        0.05
Net realized and unrealized gain (loss) on investments   0.71       (0.28)        1.17         3.41       (0.06)
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.73       (0.26)        1.19         3.60       (0.01)
=======================================================================================================================================

Less Distributions from:
Net investment income                                  (0.02)       (0.02)       (0.05)       (0.21)      (0.02)
Net realized capital gains                               -            -          (0.79)       (0.45)        -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.02)       (0.02)       (0.84)       (0.66)      (0.02)
=======================================================================================================================================

Net increase (decrease) in net asset value               0.71       (0.28)        0.35         2.94       (0.03)
Net asset value: End of period                         $15.09      $14.38       $14.66       $14.31      $11.37
=======================================================================================================================================

Total return (b)                                        5.11%      (1.80)%        8.97%       32.42%     (0.04)%
Net assets, end of period (in millions)                 $12.4        $11.6         $9.6         $3.8        $0.5
Ratio of expenses to average net assets (a)             2.00%        1.99%        2.09%        2.04%       1.99%
Ratio of net investment income (loss) to average
net assets (a)                                          0.34%        0.17%        0.16%        0.96%       2.36%
Portfolio turnover rate                                19.87%       26.93%       13.35%       64.00%       5.14%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             2.00%        2.05%        2.09%        2.04%       1.99%
Ratio of net investment income (loss) to average
net assets (a)                                          0.34%        0.11%        0.16%        0.96%       2.36%

                                                   Period Ended   Year Ended   Year Ended   Period Ended
CLASS I SHARES                                      10/31/2000     4/30/2000    4/30/1999     4/30/1998
=======================================================================================================================================

Net asset value:Beginning of Period                    $14.43       $14.70       $14.32       $13.14

Income from Investment Operations
Net investment income                                    0.13        0.31         0.21         0.08
Net realized and unrealized gain (loss) on investments   0.71       (0.35)        1.19         1.16
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.84       (0.04)        1.40         1.24
=======================================================================================================================================

Less Distributions from:
Net investment income (loss)                           (0.13)       (0.23)       (0.23)       (0.06)
Net realized capital gains                               -            -          (0.79)         -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.13)       (0.23)       (1.02)       (0.06)
=======================================================================================================================================

Net increase (decrease) in net asset value               0.71       (0.27)        0.38         1.18
Net asset value: End of period                         $15.14      $14.43       $14.70       $14.32
=======================================================================================================================================

Total return (b)                                        5.86%      (0.29)%       10.62%        9.34%
Net assets, end of period (in millions)                  $8.2         $6.2        $13.2         $7.1
Ratio of expenses to average net assets (a)             0.50%        0.46%        0.60%        0.68%
Ratio of net investment income (loss) to average
net assets (a)                                          1.85%        1.71%        1.65%        2.10%
Portfolio turnover rate                                19.87%       26.93%       13.35%       64.00%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.50%        0.52%        0.60%        0.68%
Ratio of net investment income (loss) to average
net assets (a)                                          1.85%        1.65%        1.65%        2.10%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL Balanced Fund

                                                   Period Ended  Year Ended   Year Ended    Year Ended
CLASS A SHARES                                      10/31/2000    4/30/2000    4/30/1999     4/30/1998
=======================================================================================================================================

Net asset value:Beginning of Period                    $12.41       $12.15       $10.81       $10.00

Income from Investment Operations
Net investment income (loss)                             0.19        0.32         0.21         0.04
Net realized and unrealized gain (loss) on investments   0.27        0.25         1.34         0.80
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.46        0.57         1.55         0.84
=======================================================================================================================================

Less Distributions from:
Net investment income                                  (0.19)       (0.31)       (0.20)       (0.03)
Net realized capital gains                               -            -          (0.01)         -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.19)       (0.31)       (0.21)       (0.03)
=======================================================================================================================================

Net increase (decrease) in net asset value               0.27        0.26         1.34         0.81
Net asset value: End of period                         $12.68      $12.41       $12.15       $10.81
=======================================================================================================================================

Total return (b)                                        3.76%        4.78%       14.45%        8.37%
Net assets, end of period (in millions)                $279.5       $256.1       $158.3        $27.7
Ratio of expenses to average net assets (a)             1.02%        1.09%        1.15%        1.37%
Ratio of net investment income (loss) to average
net assets (a)                                          3.11%        2.76%        2.26%        2.19%
Portfolio turnover rate                                39.89%       64.58%      213.46%       11.52%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             1.03%        1.14%        1.23%        1.63%
Ratio of net investment income (loss) to average
net assets (a)                                          3.10%        2.72%        2.17%        1.93%

                                                   Period Ended   Year Ended   Year Ended    Year Ended
CLASS B SHARES                                      10/31/2000     4/30/2000    4/30/1999     4/30/1998
=======================================================================================================================================

Net asset value:Beginning of Period                    $12.35       $12.10       $10.79       $10.00

Income from Investment Operations
Net investment income (loss)                             0.13        0.21         0.14         0.03
Net realized and unrealized gain (loss) on investments   0.27        0.24         1.31         0.78
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.40        0.45         1.45         0.81
=======================================================================================================================================

Less Distributions from:
Net investment income                                  (0.13)       (0.20)       (0.13)       (0.02)
Net realized capital gains                               -            -          (0.01)         -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.13)       (0.20)       (0.14)       (0.02)
=======================================================================================================================================

Net increase (decrease) in net asset value               0.27        0.25         1.31         0.79
Net asset value: End of period                         $12.62      $12.35       $12.10       $10.79
=======================================================================================================================================

Total return (b)                                        3.26%        3.74%       13.47%        8.10%
Net assets, end of period (in millions)                 $20.0        $18.2        $11.9         $2.3
Ratio of expenses to average net assets (a)             2.00%        2.03%        1.98%        2.11%
Ratio of net investment income (loss) to average
net assets (a)                                          2.13%        1.82%        1.42%        1.45%
Portfolio turnover rate                                39.89%       64.58%      213.46%       11.52%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             2.01%        2.08%        2.18%        2.50%
Ratio of net investment income (loss) to average
net assets (a)                                          2.12%        1.77%        1.22%        1.06%

                                                  Period Ended   Year Ended   Year Ended    Year Ended
CLASS I SHARES                                     10/31/2000     4/30/2000    4/30/1999     4/30/1998
=======================================================================================================================================

Net asset value:Beginning of Period                    $12.40       $12.13       $10.79       $10.00

Income from Investment Operations
Net investment income                                    0.22        0.39         0.23         0.04
Net realized and unrealized gain (loss) on investments   0.27        0.25         1.35         0.78
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.49        0.64         1.58         0.82
=======================================================================================================================================

Less Distributions from:
Net investment income (loss)                           (0.22)       (0.37)       (0.23)       (0.03)
Net realized capital gains                               -            -          (0.01)            -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.22)       (0.37)       (0.24)       (0.03)
=======================================================================================================================================

Net increase (decrease) in net asset value               0.27        0.27         1.34         0.79
Net asset value: End of period                         $12.67      $12.40       $12.13       $10.79
=======================================================================================================================================

Total return (b)                                        3.95%        5.33%       14.73%        8.17%
Net assets, end of period (in millions)                  $3.1         $3.0         $2.3         $1.1
Ratio of expenses to average net assets (a)             0.60%        0.60%        0.88%        1.95%
Ratio of net investment income (loss) to average
net assets (a)                                          3.54%        3.25%        2.50%        1.73%
Portfolio turnover rate                                39.89%       64.58%      213.46%       11.52%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.61%        0.64%        0.88%        1.95%
Ratio of net investment income (loss) to average
net assets (a)                                          3.52%        3.20%        2.50%        1.73%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL Small Cap Index Fund II

                                                            Period Ended
CLASS A SHARES                                             10/31/2000 (c)
-----------------------------------------------------------------------------

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income (loss)                                   (0.03)
Net realized and unrealized gain (loss) on investments          0.21
-----------------------------------------------------------------------------
Total from Investment Operations                                0.18
=============================================================================

Less Distributions from:
Net investment income                                            -
Net realized capital gains                                       -
-----------------------------------------------------------------------------
Total Distributions                                              -
=============================================================================

Net increase (decrease) in net asset value                      0.18
Net asset value: End of period                                $10.18
=============================================================================

Total return (b)                                                1.80%
Net assets, end of period (in millions)                         $10.0
Ratio of expenses to average net assets (a)                     1.75%
Ratio of net investment income (loss) to average
net assets (a)                                                (0.94)%
Portfolio turnover rate                                        17.38%
=============================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     1.75%
Ratio of net investment income (loss) to average
net assets (a)                                                (0.94)%

                                                             Period Ended
CLASS B SHARES                                              10/31/2000 (c)
------------------------------------------------------------------------------

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income (loss)                                   (0.05)
Net realized and unrealized gain (loss) on investments          0.20
------------------------------------------------------------------------------
Total from Investment Operations                                0.15
==============================================================================

Less Distributions from:
Net investment income                                            -
Net realized capital gains                                       -
------------------------------------------------------------------------------
Total Distributions                                              -
==============================================================================

Net increase (decrease) in net asset value                      0.15
Net asset value: End of period                                $10.15
==============================================================================

Total return (b)                                                1.50%
Net assets, end of period (in millions)                          $1.2
Ratio of expenses to average net assets (a)                     2.57%
Ratio of net investment income (loss) to average
net assets (a)                                                (1.76)%
Portfolio turnover rate                                        17.38%
==============================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     2.57%
Ratio of net investment income (loss) to average
net assets (a)                                                (1.76)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
(c) Since inception date of July 1, 2000

The AAL Mid Cap Index Fund II

                                                            Period Ended
CLASS A SHARES                                             10/31/2000 (c)
--------------------------------------------------------------------------------

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income (loss)                                   (0.01)
Net realized and unrealized gain (loss) on investments          0.50
--------------------------------------------------------------------------------
Total from Investment Operations                                0.49
================================================================================

Less Distributions from:
Net investment income                                            -
Net realized capital gains                                       -
--------------------------------------------------------------------------------
Total Distributions                                              -
================================================================================

Net increase (decrease) in net asset value                      0.49
Net asset value: End of period                                $10.49
================================================================================

Total return (b)                                                4.90%
Net assets, end of period (in millions)                         $12.8
Ratio of expenses to average net assets (a)                     1.57%
Ratio of net investment income (loss) to average
net assets (a)                                                (0.38)%
Portfolio turnover rate                                        10.44%
================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     1.57%
Ratio of net investment income (loss) to average
net assets (a)                                                (0.38)%

                                                            Period Ended
CLASS B SHARES                                             10/31/2000 (c)
-------------------------------------------------------------------------------

Net asset value:Beginning of Period                            $10.00

Income from Investment Operations
Net investment income (loss)                                   (0.03)
Net realized and unrealized gain (loss) on investments          0.49
-------------------------------------------------------------------------------
Total from Investment Operations                                0.46
===============================================================================

Less Distributions from:
Net investment income                                            -
Net realized capital gains                                       -
-------------------------------------------------------------------------------
Total Distributions                                              -
===============================================================================

Net increase (decrease) in net asset value                      0.46
Net asset value: End of period                                $10.46
===============================================================================

Total return (b)                                                4.60%
Net assets, end of period (in millions)                          $1.4
Ratio of expenses to average net assets (a)                     2.40%
Ratio of net investment income (loss) to average
net assets (a)                                                (1.19)%
Portfolio turnover rate                                        10.44%
===============================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                     2.40%
Ratio of net investment income (loss) to average
net assets (a)                                                (1.19)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
(c) Since inception date of July 1, 2000

The AAL Large Company Index Fund II

                                                            Period Ended
CLASS A SHARES                                             10/31/2000 (c)
-------------------------------------------------------------------------------

Net asset value:Beginning of Period                                $10.00

Income from Investment Operations
Net investment income (loss)                                       (0.01)
Net realized and unrealized gain (loss) on investments             (0.23)
-------------------------------------------------------------------------------
Total from Investment Operations                                   (0.24)
===============================================================================

Less Distributions from:
Net investment income                                                -
Net realized capital gains                                           -
-------------------------------------------------------------------------------
Total Distributions                                                  -
===============================================================================

Net increase (decrease) in net asset value                         (0.24)
Net asset value: End of period                                     $9.76
===============================================================================

Total return (b)                                                  (2.40)%
Net assets, end of period (in millions)                             $15.8
Ratio of expenses to average net assets (a)                         1.50%
Ratio of net investment income (loss) to average
net assets (a)                                                    (0.27)%
Portfolio turnover rate                                             3.04%
===============================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                         1.50%
Ratio of net investment income (loss) to average
net assets (a)                                                    (0.27)%

                                                            Period Ended
CLASS B SHARES                                             10/31/2000 (c)
-------------------------------------------------------------------------------

Net asset value:Beginning of Period                               $10.00

Income from Investment Operations
Net investment income (loss)                                      (0.03)
Net realized and unrealized gain (loss) on investments            (0.23)
-------------------------------------------------------------------------------
Total from Investment Operations                                  (0.26)
===============================================================================

Less Distributions from:
Net investment income                                               -
Net realized capital gains                                          -
-------------------------------------------------------------------------------
Total Distributions                                                 -
===============================================================================

Net increase (decrease) in net asset value                        (0.26)
Net asset value: End of period                                    $9.74
===============================================================================

Total return (b)                                                 (2.60)%
Net assets, end of period (in millions)                             $1.5
Ratio of expenses to average net assets (a)                        2.38%
Ratio of net investment income (loss) to average
net assets (a)                                                   (1.11)%
Portfolio turnover rate                                            3.04%
===============================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                        2.38%
Ratio of net investment income (loss) to average
net assets (a)                                                   (1.11)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
(c) Since inception date of July 1, 2000

The AAL High Yield Bond Fund

                                                   Period Ended  Year Ended   Year Ended   Year Ended   Period Ended
CLASS A SHARES                                      10/31/2000    4/30/2000    4/30/1999    4/30/1998     4/30/1997
=======================================================================================================================

Net asset value:Beginning of Period                     $7.44        $8.92       $10.31        $9.88      $10.00

Income from Investment Operations
Net investment income (loss)                             0.34        0.87         0.91         0.92        0.27
Net realized and unrealized gain (loss) on investments (0.56)       (1.48)       (1.33)        0.53       (0.12)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (0.22)       (0.61)       (0.42)        1.45        0.15
=======================================================================================================================

Less Distributions from:
Net investment income                                  (0.34)       (0.87)       (0.91)       (0.92)      (0.27)
Net realized capital gains                               -            -          (0.06)       (0.10)        -
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.34)       (0.87)       (0.97)       (1.02)      (0.27)
=======================================================================================================================

Net increase (decrease) in net asset value             (0.56)       (1.48)       (1.39)        0.43       (0.12)
Net asset value: End of period                          $6.88       $7.44        $8.92       $10.31       $9.88
=======================================================================================================================

Total return (b)                                      (3.23)%      (7.00)%      (3.96)%       15.12%       1.51%
Net assets, end of period (in millions)                $124.0       $134.3       $131.9       $100.8       $44.7
Ratio of expenses to average net assets (a)             1.01%        0.96%        1.00%        0.99%       1.00%
Ratio of net investment income (loss) to average
net assets (a)                                          9.33%       10.54%        9.81%        8.94%       9.11%
Portfolio turnover rate                                71.32%       53.59%       54.67%      112.37%      36.90%
=======================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             1.05%        1.12%        1.16%        1.18%       1.28%
Ratio of net investment income (loss) to average
net assets (a)                                          9.28%       10.38%        9.64%        8.75%       8.83%

                                                    Period Ended  Year Ended   Year Ended   Year Ended  Period Ended
CLASS B SHARES                                       10/31/2000    4/30/2000    4/30/1999    4/30/1998    4/30/1997
=======================================================================================================================

Net asset value:Beginning of Period                     $7.44        $8.92       $10.31        $9.88      $10.00

Income from Investment Operations
Net investment income (loss)                             0.31        0.81         0.84         0.84        0.25
Net realized and unrealized gain (loss) on investments (0.56)       (1.48)       (1.33)        0.53       (0.12)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (0.25)       (0.67)       (0.49)        1.37        0.13
=======================================================================================================================

Less Distributions from:
Net investment income                                  (0.31)       (0.81)       (0.84)       (0.84)      (0.25)
Net realized capital gains                               -            -          (0.06)       (0.10)        -
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.31)       (0.81)       (0.90)       (0.94)      (0.25)
=======================================================================================================================

Net increase (decrease) in net asset value             (0.56)       (1.48)       (1.39)        0.43       (0.12)
Net asset value: End of period                          $6.88       $7.44        $8.92       $10.31       $9.88
=======================================================================================================================

Total return (b)                                      (3.58)%      (7.65)%      (4.62)%       14.27%       1.31%
Net assets, end of period (in millions)                 $10.4        $11.6        $12.4         $9.7        $2.7
Ratio of expenses to average net assets (a)             1.69%        1.62%        1.71%        1.74%       1.75%
Ratio of net investment income (loss) to average
net assets (a)                                          8.65%        9.88%        9.09%        8.22%       8.66%
Portfolio turnover rate                                71.32%       53.59%       54.67%      112.37%      36.90%
=======================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             1.92%        1.97%        1.98%        2.05%       2.00%
Ratio of net investment income (loss) to average
net assets (a)                                          8.41%        9.53%        8.82%        7.90%       8.41%

                                                   Period Ended  Year Ended    Year Ended  Period Ended
CLASS I SHARES                                      10/31/2000    4/30/2000     4/30/1999    4/30/1998
==========================================================================================================

Net asset value:Beginning of Period                     $7.43        $8.91       $10.31       $10.29

Income from Investment Operations
Net investment income                                    0.35        0.89         0.93         0.31
Net realized and unrealized gain (loss) on investments (0.56)       (1.48)       (1.34)        0.02
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (0.21)       (0.59)       (0.41)        0.33
==========================================================================================================

Less Distributions from:
Net investment income (loss)                           (0.35)       (0.89)       (0.93)       (0.31)
Net realized capital gains                               -            -          (0.06)         -
----------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.35)       (0.89)       (0.99)       (0.31)
==========================================================================================================

Net increase (decrease) in net asset value             (0.56)       (1.48)       (1.40)        0.02
Net asset value: End of period                          $6.87       $7.43        $8.91       $10.31
==========================================================================================================

Total return (b)                                      (3.07)%      (6.67)%      (3.85)%        3.28%
Net assets, end of period (in millions)                  $1.7         $2.0         $2.2         $0.2
Ratio of expenses to average net assets (a)             0.63%        0.53%        0.76%        0.75%
Ratio of net investment income (loss) to average
net assets (a)                                          9.68%       11.00%       10.34%        9.53%
Portfolio turnover rate                                71.32%       53.59%       54.67%      112.37%
==========================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.64%        0.62%        0.76%        0.75%
Ratio of net investment income (loss) to average
net assets (a)                                          9.68%       10.92%       10.34%        9.53%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL Municipal Bond Fund

                                                  Period Ended    Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
CLASS A SHARES                                     10/31/2000      4/30/2000    4/30/1999    4/30/1998   4/30/1997   4/30/1996
=======================================================================================================================================

Net asset value:Beginning of Period                    $10.45       $11.47       $11.40       $10.92      $10.91       $10.69

Income from Investment Operations
Net investment income (loss)                             0.27        0.53         0.52         0.52        0.52         0.52
Net realized and unrealized gain (loss) on investments   0.33       (1.01)        0.25         0.61        0.19         0.30
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.60       (0.48)        0.77         1.13        0.71         0.82
=======================================================================================================================================

Less Distributions from:
Net investment income                                  (0.27)       (0.53)       (0.52)       (0.52)      (0.52)       (0.52)
Net realized capital gains                               -          (0.01)       (0.18)       (0.13)      (0.18)       (0.08)
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.27)       (0.54)       (0.70)       (0.65)      (0.70)       (0.60)
=======================================================================================================================================

Net increase (decrease) in net asset value               0.33       (1.02)        0.07         0.48        0.01         0.22
Net asset value: End of period                         $10.78      $10.45       $11.47       $11.40      $10.92       $10.91
=======================================================================================================================================

Total return (b)                                        5.85%      (4.09)%        6.80%       10.50%       6.64%        7.74%
Net assets, end of period (in millions)                $473.2       $461.3       $523.1       $467.1      $421.7       $412.8
Ratio of expenses to average net assets (a)             0.77%        0.78%        0.81%        0.85%       0.89%        0.95%
Ratio of net investment income (loss) to average
net assets (a)                                          5.08%        4.98%        4.47%        4.55%       4.69%        4.69%
Portfolio turnover rate                                62.93%      210.32%       94.56%      139.18%     119.79%      130.52%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.82%        0.84%        0.81%        0.85%       0.89%        0.95%
Ratio of net investment income (loss) to average
net assets (a)                                          5.04%        4.93%        4.47%        4.55%       4.69%        4.69%

                                                  Period Ended    Year Ended   Year Ended   Year Ended   Period Ended
CLASS B SHARES                                     10/31/2000      4/30/2000    4/30/1999    4/30/1998     4/30/1997
========================================================================================================================

Net asset value:Beginning of Period                    $10.44       $11.47       $11.40       $10.92      $11.02

Income from Investment Operations
Net investment income (loss)                             0.23        0.44         0.42         0.42        0.14
Net realized and unrealized gain (loss) on investments   0.34       (1.02)        0.25         0.61       (0.10)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.57       (0.58)        0.67         1.03        0.04
========================================================================================================================

Less Distributions from:
Net investment income                                  (0.23)       (0.44)       (0.42)       (0.42)      (0.14)
Net realized capital gains                               -          (0.01)       (0.18)       (0.13)        -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.23)       (0.45)       (0.60)       (0.55)      (0.14)
========================================================================================================================

Net increase (decrease) in net asset value               0.34       (1.03)        0.07         0.48       (0.10)
Net asset value: End of period                         $10.78      $10.44       $11.47       $11.40      $10.92
========================================================================================================================

Total return (b)                                        5.49%      (4.99)%        5.93%        9.58%       0.34%
Net assets, end of period (in millions)                  $7.6         $7.3         $7.5         $3.6        $0.8
Ratio of expenses to average net assets (a)             1.49%        1.59%        1.64%        1.74%       1.69%
Ratio of net investment income (loss) to average
net assets (a)                                          4.36%        4.19%        3.65%        3.67%       4.09%
Portfolio turnover rate                                62.93%      210.32%       94.56%      139.18%     119.79%
========================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             1.54%        1.64%        1.64%        1.74%       1.69%
Ratio of net investment income (loss) to average
net assets (a)                                          4.32%        4.14%        3.65%        3.67%       4.09%

                                                   Period Ended   Year Ended  Year Ended   Period Ended
CLASS I SHARES                                      10/31/2000     4/30/2000   4/30/1999     4/30/1998
==========================================================================================================

Net asset value:Beginning of Period                    $10.45       $11.47       $11.40       $11.59

Income from Investment Operations
Net investment income                                    0.29        0.57         0.55         0.18
Net realized and unrealized gain (loss) on investments   0.33       (1.01)        0.25        (0.19)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.62       (0.44)        0.80        (0.01)
==========================================================================================================

Less Distributions from:
Net investment income (loss)                           (0.29)       (0.57)       (0.55)       (0.18)
Net realized capital gains                               -          (0.01)       (0.18)         -
----------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.29)       (0.58)       (0.73)       (0.18)
==========================================================================================================

Net increase (decrease) in net asset value               0.33       (1.02)        0.07        (0.19)
Net asset value: End of period                         $10.78      $10.45       $11.47       $11.40
==========================================================================================================

Total return (b)                                        6.01%      (3.78)%        7.09%      (0.09)%
Net assets, end of period (in millions)                  $1.1         $0.5         $0.6         $0.0
Ratio of expenses to average net assets (a)             0.50%        0.47%        0.51%        0.60%
Ratio of net investment income (loss) to average
net assets (a)                                          5.34%        5.32%        4.78%        4.79%
Portfolio turnover rate                                62.93%      210.32%       94.56%      139.18%
==========================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.54%        0.52%        0.51%        0.60%
Ratio of net investment income (loss) to average
net assets (a)                                          5.30%        5.27%        4.78%        4.79%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL Bond Fund

                                                    Period Ended  Year Ended    Year Ended  Year Ended  Year Ended Year Ended
CLASS A SHARES                                       10/31/2000    4/30/2000     4/30/1999   4/30/1998   4/30/1997    4/30/1996
=======================================================================================================================================

Net asset value:Beginning of Period                     $9.32        $9.92        $9.99        $9.63       $9.62        $9.61

Income from Investment Operations
Net investment income (loss)                             0.31        0.58         0.53         0.57        0.60         0.58
Net realized and unrealized gain (loss) on investments   0.16       (0.60)       (0.07)        0.36        0.01         0.01
---------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.47       (0.02)        0.46         0.93        0.61         0.59
=======================================================================================================================================

Less Distributions from:
Net investment income                                  (0.31)       (0.58)       (0.53)       (0.57)      (0.60)       (0.58)
Net realized capital gains                               -            -            -            -           -            -
---------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.31)       (0.58)       (0.53)       (0.57)      (0.60)       (0.58)
=======================================================================================================================================

Net increase (decrease) in net asset value               0.16       (0.60)       (0.07)        0.36        0.01         0.01
Net asset value: End of period                          $9.48       $9.32        $9.92        $9.99       $9.63        $9.62
=======================================================================================================================================

Total return (b)                                        5.09%      (0.11)%        4.61%        9.86%       6.43%        6.18%
Net assets, end of period (in millions)                $321.3       $321.7       $367.2       $353.4      $389.3       $430.8
Ratio of expenses to average net assets (a)             0.88%        0.83%        0.93%        0.95%       0.98%        1.01%
Ratio of net investment income (loss) to average
net assets (a)                                          6.44%        6.12%        5.23%        5.77%       6.10%        5.89%
Portfolio turnover rate                                69.86%      163.31%      572.56%      483.76%     212.49%      125.77%
=======================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.93%        0.91%        0.93%        0.95%       0.98%        1.01%
Ratio of net investment income (loss) to average
net assets (a)                                          6.39%        6.04%        5.23%        5.77%       6.10%        5.89%

                                                    Period Ended  Year Ended   Year Ended   Year Ended  Period Ended
CLASS B SHARES                                       10/31/2000    4/30/2000    4/30/1999    4/30/1998    4/30/1997
=======================================================================================================================

Net asset value:Beginning of Period                    $9.32         $9.92        $9.99        $9.64       $9.71

Income from Investment Operations
Net investment income (loss)                            0.26         0.49         0.43         0.48        0.18
Net realized and unrealized gain (loss) on investments  0.17        (0.60)       (0.07)        0.35       (0.07)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.43        (0.11)        0.36         0.83        0.11
=======================================================================================================================

Less Distributions from:
Net investment income                                 (0.26)        (0.49)       (0.43)       (0.48)      (0.18)
Net realized capital gains                              -             -            -            -           -
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.26)        (0.49)       (0.43)       (0.48)      (0.18)
=======================================================================================================================

Net increase (decrease) in net asset value              0.17        (0.60)       (0.07)        0.35       (0.07)
Net asset value: End of period                         $9.49        $9.32        $9.92        $9.99       $9.64
=======================================================================================================================

Total return (b)                                       4.70%       (1.09)%        3.60%        8.75%       0.96%
Net assets, end of period (in millions)                 $3.8          $3.6         $3.1         $1.4        $0.4
Ratio of expenses to average net assets (a)            1.79%         1.80%        1.90%        1.92%       1.86%
Ratio of net investment income (loss) to average
net assets (a)                                         5.52%         5.17%        4.28%        4.74%       5.51%
Portfolio turnover rate                               69.86%       163.31%      572.56%      483.76%     212.49%
=======================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)            1.84%         1.88%        1.90%        1.92%       1.86%
Ratio of net investment income (loss) to average
net assets (a)                                         5.47%         5.09%        4.28%        4.74%       5.51%

                                                   Period Ended  Year Ended   Year Ended   Period Ended
CLASS I SHARES                                      10/31/2000    4/30/2000    4/30/1999     4/30/1998
=======================================================================================================================

Net asset value:Beginning of Period                     $9.32        $9.92        $9.99       $10.06

Income from Investment Operations
Net investment income                                    0.33        0.62         0.57         0.20
Net realized and unrealized gain (loss) on investments   0.17       (0.60)       (0.07)       (0.07)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.50        0.02         0.50         0.13
=======================================================================================================================

Less Distributions from:
Net investment income (loss)                           (0.33)       (0.62)       (0.57)       (0.20)
Net realized capital gains                               -            -            -            -
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.33)       (0.62)       (0.57)       (0.20)
=======================================================================================================================

Net increase (decrease) in net asset value               0.17       (0.60)       (0.07)       (0.07)
Net asset value: End of period                          $9.49       $9.32        $9.92        $9.99
=======================================================================================================================

Total return (b)                                        5.43%        0.30%        5.02%        1.24%
Net assets, end of period (in millions)                 $49.2        $47.9        $44.7        $29.3
Ratio of expenses to average net assets (a)             0.44%        0.43%        0.54%        0.56%
Ratio of net investment income (loss) to average
net assets (a)                                          6.87%        6.55%        5.63%        6.29%
Portfolio turnover rate                                69.86%      163.31%      572.56%      483.76%
=======================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.49%        0.50%        0.54%        0.56%
Ratio of net investment income (loss) to average
net assets (a)                                          6.82%        6.47%        5.63%        6.29%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

The AAL Money Market Fund

                                                    Period Ended  Year Ended   Year Ended  Year Ended   Year Ended Year Ended
CLASS A SHARES                                       10/31/2000    4/30/2000    4/30/1999   4/30/1998    4/30/1997  4/30/1996
=================================================================================================================================

Net asset value:Beginning of Period                     $1.00        $1.00        $1.00        $1.00       $1.00        $1.00

Income from Investment Operations
Net investment income (loss)                             0.03        0.05         0.05         0.05        0.05         0.05
Net realized and unrealized gain (loss) on investments   -            -            -            -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.03        0.05         0.05         0.05        0.05         0.05
=================================================================================================================================

Less Distributions from:
Net investment income                                  (0.03)       (0.05)       (0.05)       (0.05)      (0.05)       (0.05)
Net realized capital gains                               -            -            -            -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.03)       (0.05)       (0.05)       (0.05)      (0.05)       (0.05)
=================================================================================================================================

Net increase (decrease) in net asset value               -            -            -            -           -            -
Net asset value: End of period                          $1.00       $1.00        $1.00        $1.00       $1.00        $1.00
=================================================================================================================================

Total return (b)                                        3.02%        4.99%        4.68%        5.12%       5.21%        4.94%
Net assets, end of period (in millions)                $382.3       $348.0       $288.1       $240.7      $189.6       $116.0
Ratio of expenses to average net assets (a)             0.71%        0.66%        0.79%        0.68%       0.55%        0.83%
Ratio of net investment income (loss) to average
net assets (a)                                          5.86%        4.90%        4.54%        4.98%       4.91%        4.89%
Portfolio turnover rate                                   N/A          N/A          N/A          N/A         N/A          N/A
=================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             1.00%        1.02%        1.12%        1.04%       1.10%        1.28%
Ratio of net investment income (loss) to average
net assets (a)                                          5.58%        4.54%        4.22%        4.62%       4.36%        4.46%

                                                    Period Ended  Year Ended   Year Ended  Year Ended  Period Ended
CLASS B SHARES                                       10/31/2000    4/30/2000    4/30/1999   4/30/1998    4/30/1997
==================================================================================================================

Net asset value:Beginning of Period                    $1.00         $1.00        $1.00        $1.00       $1.00

Income from Investment Operations
Net investment income (loss)                            0.02         0.04         0.04         0.04        0.01
Net realized and unrealized gain (loss) on investments  -             -            -            -           -
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.02         0.04         0.04         0.04        0.01
==================================================================================================================

Less Distributions from:
Net investment income                                 (0.02)        (0.04)       (0.04)       (0.04)      (0.01)
Net realized capital gains                              -             -            -            -           -
------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.02)        (0.04)       (0.04)       (0.04)      (0.01)
==================================================================================================================

Net increase (decrease) in net asset value              0.00          -            -            -              -
Net asset value: End of period                         $1.00        $1.00        $1.00        $1.00        $1.00
==================================================================================================================

Total return (b)                                       2.49%         3.94%        3.67%        4.26%       1.32%
Net assets, end of period (in millions)                 $2.9          $2.4         $1.6         $1.2        $0.6
Ratio of expenses to average net assets (a)            1.76%         1.65%        2.79%        1.65%       1.78%
Ratio of net investment income (loss) to average
net assets (a)                                         4.81%         3.95%        2.54%        4.02%       3.81%
Portfolio turnover rate                                  N/A           N/A          N/A          N/A         N/A
==================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)            2.05%         2.00%        3.11%        2.01%       3.54%
Ratio of net investment income (loss) to average
net assets (a)                                         4.53%         3.59%        2.22%        3.67%       2.05%

                                                    Period Ended  Year Ended   Year Ended  Period Ended
CLASS I SHARES                                       10/31/2000    4/30/2000    4/30/1999    4/30/1998
==================================================================================================================

Net asset value:Beginning of Period                     $1.00        $1.00        $1.00        $1.00

Income from Investment Operations
Net investment income                                    0.03        0.05         0.05         0.02
Net realized and unrealized gain (loss) on investments   -            -            -            -
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.03        0.05         0.05         0.02
==================================================================================================================

Less Distributions from:
Net investment income (loss)                           (0.03)       (0.05)       (0.05)       (0.02)
Net realized capital gains                               -            -            -            -
------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.03)       (0.05)       (0.05)       (0.02)
==================================================================================================================

Net increase (decrease) in net asset value               0.00         -            -            -
Net asset value: End of period                          $1.00       $1.00        $1.00        $1.00
==================================================================================================================

Total return (b)                                        3.21%        5.36%        4.99%        1.67%
Net assets, end of period (in millions)                 $31.1        $12.8        $17.9         $0.2
Ratio of expenses to average net assets (a)             0.38%        0.31%        0.49%        0.67%
Ratio of net investment income (loss) to average
net assets (a)                                          6.26%        5.18%        4.76%        5.11%
Portfolio turnover rate                                   N/A          N/A          N/A          N/A
==================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)             0.57%        0.57%        0.72%        1.43%
Ratio of net investment income (loss) to average
net assets (a)                                          6.08%        4.92%        4.53%        4.36%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                             Board  John O. Gilbert-Chairman of the Board
                                Of  F. Gregory Campbell
                          Trustees  Woodrow E. Eno
                                    Richard L. Gady
                                    John H. Pender
                                    Edward W. Smeds
                                    Lawrence M. Woods

                          Officers  Robert G. Same-President
                                    James H. Abitz-Vice-President
                                    Woodrow E. Eno-Vice-President
                                    Charles D. Gariboldi-Treasurer
                                    Frederick D. Kelsven-Secretary

                        Investment  AAL Capital Management Corporation
                         Adviser &  222 West College Avenue
                       Distributor  Appleton, WI  54919-0007

                       Sub-Adviser  Janus Capital Corporation
    The AAL Aggressive Growth Fund  100 Fillmore Street
                                    Denver, CO  80206

                       Sub-Adviser  Oechsle International Advisors, LLC
        The AAL International Fund  One International Place
                                    Boston, MA  02110

                       Sub-Adviser  Pacific Investment Management Company
      The AAL High Yield Bond Fund  840 Newport Center Drive
                                    Suite 300
                                    Newport Beach, CA  92660

                         Custodian  Citibank, N.A.
                                    111 Wall Street
                                    New York, NY  10043

                  Transfer Agent &  Firstar Mutual Fund Services, LLC
                  Disbursing Agent  615 East Michigan Street
                                    P.O. Box 2981
                                    Milwaukee, WI  53201-2981

                             Legal  Quarles & Brady LLP
                           Counsel  411 East Wisconsin Avenue
                                    Milwaukee, WI  53202

                       Independent  PricewaterhouseCoopers LLP
                        Accountant  Suite 1500
                                    100 East Wisconsin Avenue
                                    Milwaukee, WI  53202

This report is submitted for the information of shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by current prospectus for The AAL Mutual Funds which contains more complete information about the Funds, including investment policies, charges and expenses.

[AAL CAPITAL MANAGEMENT LOGO]
222 W. College Ave., Appleton, WI 54919-0007
www.aal.org e-mail: aalcmc@aal.org (800) 553-6319
Member NASD